                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-02753

                                    SBL FUND
               (Exact name of registrant as specified in charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
               (Address of principal executive offices) (Zip code)

                           JAMES R. SCHMANK, PRESIDENT
                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (785) 438-3000

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.       REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2003

SBL FUND

-    Series A(Equity Series)

-    Series B (Large Cap Value Series)

-    Series C (Money Market Series)

-    Series D (Global Series)

-    Series E (Diversified Income Series)

-    Series G (Large Cap Growth Series)

-    Series H (Enhanced Index Series)

-    Series J (Mid Cap Growth Series)

-    Series N (Managed Asset Allocation Series)

-    Series O (Equity Income Series)

-    Series P (High Yield Series)

-    Series Q (Small Cap Value Series)

-    Series S (Social Awareness Series)

-    Series V (Mid Cap Value Series)

-    Series W (Main Street Growth and Income(R) Series)

-    Series X (Small Cap Growth Series)

-    Series Y (Select 25 Series)

-    Series Z (Alpha Opportunity Series)

                                                             [SBL FUND LOGO]
                                                  Security Distributors, Inc.
                                               A Member of The Security Benefit
                                               Group of Companies

                                    SBL FUND

                               DECEMBER 31, 2003

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

Series A(Equity Series)..............................................     2
Series B (Large Cap Value Series)....................................     6
Series C (Money Market Series).......................................    10
Series D (Global Series).............................................    12
Series E (Diversified Income Series).................................    17
Series G (Large Cap Growth Series)...................................    23
Series H (Enhanced Index Series).....................................    27
Series J (Mid Cap Growth Series).....................................    36
Series N (Managed Asset Allocation Series)...........................    41
Series O (Equity Income Series)......................................    61
Series P (High Yield Series).........................................    66
Series Q (Small Cap Value Series)....................................    75
Series S (Social Awareness Series)...................................    80
Series V (Mid Cap Value Series)......................................    84
Series W (Main Street Growth & Income(R)Series)......................    88
Series X (Small Cap Growth Series)...................................    98
Series Y (Select 25 Series)..........................................   103
Series Z (Alpha Opportunity Series)..................................   106

Statements of Assets and Liabilities.................................   109
Statements of Operations.............................................   113
Statements of Changes in Net Assets..................................   117
Financial Highlights.................................................   125
Notes to Financial Statements........................................   135
Report of Independent Auditors.......................................   147
Special Stockholders Meeting.........................................   148
Director Disclosure..................................................   149


                                [SBL FUND LOGO]
                              THE SECURITY BENEFIT
                             GROUP OF COMPANIES(SM)

SERIES A (EQUITY SERIES)*
February 15, 2004
(Unaudited)

[SBL FUND LOGO]

SECURITY FUNDS

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

[PHOTO OF TERRY MILBERGER]

    Terry Milberger
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

The combination of the early end to major combat operations in Iraq and the economy emerging from the slowdown of the last few years led to a strong recovery for the stock market in 2003. The Equity Series provided an absolute return of 21.74%(1) for the year, which lagged the 28.68% return provided by the S&P 500.

SERIES HURT BY HEALTH CARE AND TECHNOLOGY

The Series had a small underweight position in the technology sector that hurt overall returns. Within the sector, a few of our stocks such as Microsoft (software) and First Data Corporation (transaction processing services) did not perform well on a relative basis, thus impacting overall returns. Although we felt growth would generally improve for the sector in 2003, we felt valuation was relatively high and that this would limit sector returns. We underestimated the momentum that eventually developed.

We were overweight in the health care sector and this hurt as the group severely under-performed the market overall. We felt the valuations were attractive and that the sector's consistent earnings growth would result in solid performance. The group did perform well early in the year, but suffered when investors turned to companies that would benefit more from the improved economic outlook.

MIXED BAG IN CONSUMER DISCRETIONARY

Several companies in the Consumer Discretionary sector provided excellent returns for the Series as investors became more positive on their outlook due to tax cuts enacted in 2003. Home Depot (retailer), Carnival Cruise Lines (leisure services) and Omnicom (advertising) all were meaningful out-performers, with Carnival Cruise up more than 50%. Harley-Davidson (motorcycle manufacturer) and Viacom (media) were significant under-performers and negatively impacted fund returns.

OUTLOOK FOR 2004

A lot of positives seem to be in place to make 2004 a potentially good year for the market. The economy clearly is growing at a nice pace. Although it may slow some as the year progresses, it still should provide a good environment for corporate profits to expand and employment to pick up. Inflation, in spite of increasing energy prices, should still remain at a low level overall. There is a chance interest rates will edge up due to the strong economy but we believe higher rates will not have much impact on the expansion.

We feel the Series is well positioned for the type of environment we expect in 2004. The Series has good exposure to companies that should benefit from the improving economic growth we expect. Also, we believe that the consistent above-average growth companies in the Series should once again provide solid returns. We look forward to another good year for the market.

Sincerely,

Terry Milberger
Portfolio Manager

SERIES A (EQUITY SERIES)
February 15, 2004

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 2003(1)

                        1 Year          5 Years              10 Years
Series A                 21.74%         (5.04%)               7.48%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                           SERIES A VS. S&P 500 INDEX

                                  [LINE GRAPH]

                          SBL A INVESTMENT INFORMATION

    DATE               VALUE
SBL FUND SERIES A
   3/31/94           9656.9122
   6/30/94           9495.4591
   9/30/94           9963.8111
  12/31/94           9834.7302
 3/31/1995          10738.2961
 6/30/1995          11758.6493
 9/30/1995          12670.1219
12/31/1995          13450.4121
 3/31/1996          14435.3686
 6/30/1996          15062.1591
 9/30/1996          15653.1386
12/31/1996          16501.6392
 3/31/1997          16515.2152
 6/30/1997          19271.1450
 9/30/1997          20879.1902
12/31/1997          21240.5469
 3/31/1998          24298.4551
 6/30/1998          25075.7570
 9/30/1998          22129.7830
12/31/1998          26638.1336
 3/31/1999          27099.8352
 6/30/1999          28491.2297
 9/30/1999          26007.7523
12/31/1999          28805.4388
   3/31/00          29138.0276
   6/30/00          28326.8353
   9/30/00          27632.7559
  12/31/00          25128.7027
 3/31/2001         22003.05408
 6/30/2001         23506.43017
 9/30/2001         19952.09066
12/31/2001         22261.91354
 3/31/2002         22138.32991
 6/30/2002         18793.11543
 9/30/2002         15847.32953
12/31/2002         16896.88045
 3/31/2003         16425.01272
 6/30/2003         18503.23866
 9/30/2003         18793.18873
12/30/2003           20558.967
S&P 500 INDEX
   3/31/94            9,621.18
   6/30/94            9,661.49
   9/30/94           10,133.00
  12/31/94           10,131.62
   3/31/95           11,117.97
   6/30/95           12,179.96
   9/30/95           13,148.18
  12/31/95           13,939.92
   3/31/96           14,687.59
   6/30/96           15,346.10
   9/30/96           15,820.52
  12/31/96           17,139.98
   3/31/97           17,598.95
   6/30/97           20,671.76
   9/30/97           22,221.96
  12/31/97           22,860.82
   3/31/98           26,049.93
   6/30/98           26,910.38
   9/30/98           24,232.57
  12/31/98           29,391.30
   3/31/99           30,859.98
   6/30/99           33,034.81
   9/30/99           30,971.58
  12/31/99           35,579.67
   3/31/00           36,397.42
  06/30/00           35,432.25
  09/30/00           35,089.52
  12/31/00           32,346.43
 3/31/2001           28,513.16
 6/30/2001           30,182.80
 9/30/2001           25,755.19
12/31/2001           28,508.95
 3/31/2002           28,586.43
 6/30/2002           24,757.51
 9/30/2002           20,481.69
12/31/2002           22,211.49
 3/31/2003           21,511.96
 6/30/2003           24,823.31
 9/30/2003           25,480.29
12/31/2003           28,582.87

                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series A(Equity Series) on December 31, 1993 and reflects the fees and expenses of Series A. On December 31, 2003 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $20,559. By comparison, the same $10,000 investment would have grown to $28,583 based on the S&P 500 Index's performance.

* The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003

SERIES A (EQUITY)

                                                              NUMBER       MARKET
COMMON STOCKS                                                OF SHARES     VALUE
-----------------------------------------------------------------------------------
ADVERTISING - 1.4%
Omnicom Group, Inc....................................         90,000   $ 7,859,700

AEROSPACE & DEFENSE - 3.5%
General Dynamics Corporation..........................        100,000     9,039,000
Honeywell International, Inc..........................         80,000     2,674,400
L-3 Communications Holdings, Inc.* ...................         15,000       770,400
United Technologies Corporation ......................         75,000     7,107,750
                                                                        -----------
                                                                         19,591,550

AIR FREIGHT & LOGISTICS - 0.6%
FedEx Corporation ....................................         50,000     3,375,000

ALUMINUM - 1.0%
Alcoa, Inc. ..........................................        145,000     5,510,000

APPLICATION SOFTWARE - 1.4%
Intuit, Inc.* ........................................        145,000     7,671,950

ASSET MANAGEMENT & CUSTODY BANKS - 1.4%
Bank of New York Company, Inc. .......................        230,000     7,617,600

AUTOMOBILE MANUFACTURERS - 0.5%
Ford Motor Company ...................................        180,000     2,880,000

BIOTECHNOLOGY - 1.3%
Amgen, Inc.*..........................................        120,000     7,416,000

BREWERS - 1.6%
Anheuser-Busch Companies, Inc.........................        170,000     8,955,600

BROADCASTING & CABLE TV - 2.1%
Comcast Corporation* .................................        360,000    11,833,200

COMMUNICATIONS EQUIPMENT - 3.1%
Cisco Systems, Inc.* .................................        550,000    13,359,500
Nokia Oyj ADR ........................................        230,000     3,910,000
                                                                        -----------
                                                                         17,269,500

COMPUTER HARDWARE - 3.3%
Dell, Inc.* ..........................................        200,000     6,792,000
International Business Machines Corporation ..........        125,000    11,585,000
                                                                        -----------
                                                                         18,377,000

CONSUMER FINANCE - 1.0%
MBNA Corporation .....................................        220,000     5,467,000

DATA PROCESSING & OUTSOURCED SERVICES - 2.4%
Computer Sciences Corporation*                                 70,000     3,096,100
First Data Corporation ...............................        250,000    10,272,500
                                                                        -----------
                                                                         13,368,600

DEPARTMENT STORES - 0.5%
Kohl's Corporation* ..................................         60,000     2,696,400

DIVERSIFIED BANKS - 2.7%
Bank of America Corporation                                    70,000     5,630,100
Wells Fargo & Company ................................        160,000     9,422,400
                                                                        -----------
                                                                         15,052,500

DIVERSIFIED CHEMICALS - 0.6%
E. I. du Pont de Nemours &
 Company .............................................         80,000     3,671,200

DRUG RETAIL - 0.9%
CVS Corporation ......................................         75,000   $ 2,709,000
Walgreen Company .....................................         65,000     2,364,700
                                                                        -----------
                                                                          5,073,700

ELECTRONIC MANUFACTURING SERVICES - 0.6%
Molex, Inc. ..........................................        100,000     3,489,000

EXCHANGE TRADED FUNDS - 4.3%
S&P Depositary Receipts Trust ........................        214,500    23,871,705

GENERAL MERCHANDISE STORES - 1.1%
Target Corporation ...................................        155,000     5,952,000

HEALTH CARE DISTRIBUTORS - 2.1%
Cardinal Health, Inc. ................................        190,000    11,620,400

HEALTH CARE EQUIPMENT - 1.7%
Medtronic, Inc. ......................................        200,000     9,722,000

HOME IMPROVEMENT RETAIL - 1.5%
Home Depot, Inc. .....................................        240,000     8,517,600

HOTELS, RESORTS & CRUISE LINES - 1.2%
Carnival Corporation .................................        165,000     6,555,450

HOUSEHOLD PRODUCTS - 3.0%
Colgate-Palmolive Company ............................        110,000     5,505,500
Procter & Gamble Company .............................        115,000    11,486,200
                                                                        -----------
                                                                         16,991,700

HYPERMARKETS & SUPERCENTERS - 2.1%
Wal-Mart Stores, Inc. ................................        220,000    11,671,000

INDUSTRIAL CONGLOMERATES - 4.5%
3M Company ...........................................         80,000     6,802,400
General Electric Company .............................        600,000    18,588,000
                                                                        -----------
                                                                         25,390,400

INDUSTRIAL GASES - 1.1%
Praxair, Inc..........................................        160,000     6,112,000

INDUSTRIAL MACHINERY - 0.5%
Eaton Corporation ....................................         25,000     2,699,500

INTEGRATED OIL & GAS - 3.5%
ChevronTexaco Corporation ............................         70,000     6,047,300
Exxon Mobil Corporation ..............................        330,000    13,530,000
                                                                        -----------
                                                                         19,577,300

INTEGRATED TELECOMMUNICATIONS SERVICES - 1.4%
SBC Communications, Inc. .............................        170,000     4,431,900
Verizon Communications, Inc. .........................        100,000     3,508,000
                                                                        -----------
                                                                          7,939,900

INVESTMENT BANKING & BROKERAGE - 3.0%
Goldman Sachs Group, Inc. ............................         55,000     5,430,150
Merrill Lynch & Company, Inc. ........................         95,000     5,571,750
Morgan Stanley .......................................        100,000     5,787,000
                                                                        -----------
                                                                         16,788,900

LEISURE PRODUCTS - 0.4%
Mattel, Inc..........................................         130,000     2,505,100

                            4 See accompanying notes.

DECEMBER 31, 2003

SERIES A (EQUITY) (CONTINUED)

                                                               NUMBER      MARKET
COMMON STOCKS (CONTINUED)                                     OF SHARES    VALUE
-----------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE - 1.1%
Aflac, Inc............................................        165,000   $ 5,969,700

MANAGED HEALTH CARE - 1.6%
Anthem, Inc.* ........................................         65,000     4,875,000
UnitedHealth Group, Inc. .............................         70,000     4,072,600
                                                                        -----------
                                                                          8,947,600

MOTORCYCLE MANUFACTURERS - 1.7%
Harley-Davidson, Inc. ................................        198,000     9,410,940

MOVIES & ENTERTAINMENT - 3.3%
Time Warner, Inc.* ...................................        470,000     8,455,300
Viacom, Inc. (Cl.B) ..................................        220,000     9,763,600
                                                                        -----------
                                                                         18,218,900

MULTI-LINE INSURANCE - 2.8%
American International Group, Inc. ...................        240,000    15,907,200

OIL & GAS EQUIPMENT & SERVICES - 0.5%
BJ Services Company* .................................         75,000     2,692,500

OIL & GAS EXPLORATION & PRODUCTION - 1.5%
Andarko Petroleum Corporation ........................         70,000     3,570,700
Devon Energy Corporation .............................         85,000     4,867,100
                                                                        -----------
                                                                          8,437,800

OTHER DIVERSIFIED FINANCIAL SERVICES - 3.5%
Citigroup, Inc. ......................................        400,000    19,416,000

PACKAGED FOODS & MEATS - 0.6%
General Mills, Inc. ..................................         80,000     3,624,000

PHARMACEUTICALS - 7.8%
Abbott Laboratories ..................................        140,000     6,524,000
Eli Lilly & Company ..................................         50,000     3,516,500
Johnson & Johnson ....................................        200,000    10,332,000
Pfizer, Inc...........................................        580,000    20,491,400
Wyeth ................................................         60,000     2,547,000
                                                                         ----------
                                                                         43,410,900

PROPERTY & CASUALTY INSURANCE - 1.5%
Chubb Corporation ....................................         80,000     5,448,000
Safeco Corporation ...................................         70,000     2,725,100
                                                                         ----------
                                                                          8,173,100

PUBLISHING - 1.2%
Belo Corporation .....................................        120,000     3,400,800
Gannett Company, Inc. ................................         40,000     3,566,400
                                                                        -----------
                                                                          6,967,200

SEMICONDUCTOR EQUIPMENT - 0.8%
Applied Materials, Inc.* .............................        200,000     4,490,000

SEMICONDUCTORS - 3.3%
Analog Devices, Inc. .................................         85,000     3,880,250
Intel Corporation ....................................        350,000    11,270,000
Texas Instruments, Inc. ..............................        110,000     3,231,800
                                                                        -----------
                                                                         18,382,050

SOFT DRINKS - 1.7%
Pepsico, Inc. ........................................        200,000     9,324,000

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES      VALUE
--------------------------------------------------------------------------------
SYSTEMS SOFTWARE - 3.1%
Microsoft Corporation ...............................     635,900   $ 17,512,686

THRIFTS & MORTGAGE FINANCE - 1.0%
Fannie Mae ..........................................      75,000      5,629,500
                                                                    ------------
   Total common stocks
    (cost $463,690,473) - 98.3% .....................                549,604,531

U.S. GOVERNMENT AGENCIES

Federal National Mortgage Association:

   0.90%, 01-02-04 ..................................  $1,400,000      1,399,969
   1.02%, 01-05-04 ..................................  $3,400,000      3,399,615
   1.02%, 01-08-04 ..................................  $3,600,000      3,599,286
   1.00%, 01-26-04 ..................................  $1,200,000      1,199,166
                                                                    ------------
   Total U.S. government agencies
    (cost $9,598,036)- 1.7  .........................                  9,598,036

REPURCHASE AGREEMENT

United Missouri Bank, 0.50%, 01-02-04
   (Collateralized by  FNMA bond, 01-20-04 with
   a value of $1,091,000 and a repurchase
   amount of $1,071,030) ............................  $1,071,000      1,071,000
                                                                    ------------
   Total repurchase agreement

    (cost $1,071,000)- 0.2% .........................                  1,071,000
                                                                    ------------
   Total investments
    (cost $474,359,509) - 100.2% ....................                560,273,567
   Liabilities, less cash & other assets - (0.2%)....                   (983,646)
                                                                    ------------
   Total net assets - 100.0% ........................               $559,289,921
                                                                    ============

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $474,386,354.

*Non-income producing security

ADR (American Depositary Receipt)

                           5 See accompanying notes.

SERIES B (LARGE CAP VALUE SERIES)*

February 15, 2004

[DREYFUS LOGO]

[PHOTO OF VALERIE SILL]

     Valerie Sill
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

For the 12-month period ended December 31, 2003, the Large Cap Value Series produced a total return of 28.81%.1 In comparison, the portfolio's benchmark, the S&P 500/BARRA Value Index(2), produced a total return of 31.79% for the same period.

After three years of negative results, stocks rebounded sharply during 2003, as uncertainty over Iraq lessened while the economy recovered. Although the portfolio posted a 28% return, it trailed its benchmark primarily because of its selection of value-oriented stocks rather than shares of more speculative companies which performed the best.

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies, rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

The stock market started the year in an environment of uncertainty and turmoil, as the U.S. headed for war in Iraq. Once the war started and it became clear that the initial conflict would be brief, investor uncertainty abated and the focus turned towards the economy. With interest rates remaining at historic lows and tax cuts beginning to take effect, the economy indeed began to recover. By the third quarter, economic growth was at the highest level in nearly 20 years.

The portfolio participated in the stock market rally, particularly through our investments in economically sensitive companies in the capital goods, technology, and brokerage sectors. During 2003, the pickup in economic activity benefited our investment in companies such as Corning, Inc., which produces telecommunications products and other manufacturing components, and Deere & Company, which manufactures agricultural and construction equipment. A stronger economy and rallying stock market boosted major brokerage firms such as Goldman Sachs and Morgan Stanley, which saw trading volume increase, fees from money management services strengthen and underwriting volume on new stock issues begin to bounce back from three fallow years. Investors also began to anticipate a rebound in capital spending, which benefited our holdings in technology companies such as Intel and Koninklijke Philips Electronics.

There were also a number of special situations that benefited the portfolio, such as the takeover of FleetBoston by Bank of America, and the turnaround at McDonalds, which saw new management boost U.S. sales.

The one element in the portfolio that caused it to lag its benchmark was a lack of lower quality companies with modest earnings. Shares of these companies outperformed the market, particularly in technology. For example, Microsoft is one of our top ten holdings, and the stock did not participate in the rally because investors perceive it as a mature company without growth potential. Nevertheless, we see it as a very inexpensive stock, trading at the low end of its five-year price range. In addition, we think it is an attractive investment because of its ability to produce stable earnings under many different economic conditions.

February 15, 2004

We continue to emphasize stocks such as Microsoft and Nokia that produced solid profits but lackluster market gains because we believe that investors will eventually turn to them as price disparities widen. In addition, we believe that brokerage stocks and manufacturers can still benefit significantly from the economic recovery in 2004.

The portfolio's strategy is to invest in large capitalization value stocks that possess strong business fundamentals and have a catalyst in place to generate capital appreciation. Several pharmaceutical stocks such as Pfizer and Johnson & Johnson fit that description. They have performed poorly because investors believed that their earnings growth in the coming years will weaken as patents on some of their larger products expire. While that is true, we believe that the stock prices have declined enough that they have sufficiently reflected this environment. Starting in 2005, we believe that many of these companies will begin to introduce new products into the marketplace that will garner broad acceptance.

Sincerely,

Valerie Sill
Senior Portfolio Manager

(2) The S&P 500/Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 2003(1)

                1 Year          5 Years                 10 Years
Series B         28.81%          (2.62%)                 5.92%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     SERIES B VS. S&P 500/BARRA VALUE INDEX

[LINE GRAPH]

   DATE                Value
SBL FUND SERIES B
  12/31/93          10000.0000
   3/31/94           9704.0027
   6/30/94           9357.5513
   9/30/94           9700.9900
  12/31/94           9700.9900
 3/31/1995          10329.6902
 6/30/1995          11225.2224
 9/30/1995          12037.9724
12/31/1995          12617.7574
 3/31/1996          13416.8201
 6/30/1996          13866.5252
 9/30/1996          14452.8718
12/31/1996          14920.7250
 3/31/1997          15047.1719
 6/30/1997          17226.2721
 9/30/1997          18207.5677
12/31/1997          18874.5282
 3/31/1998          20994.6233
 6/30/1998          20334.7046
 9/30/1998          18518.6492
12/31/1998          20365.3985
 3/31/1999          20406.7056
 6/30/1999          23321.9493
 9/30/1999          20847.3820
12/31/1999          20669.4165
 3/31/2000          19525.3529
 6/30/2000          18482.9838
 9/30/2000          19272.5233
12/31/2000          19272.5233
 3/31/2001          17918.6225
 6/30/2001          18691.7362
 9/30/2001          16284.3189
12/31/2001          18192.6375
 3/31/2002          18013.3710
 6/30/2002          16045.9391
 9/30/2002          12951.4358
12/31/2002          13800.7158
 3/31/2003          13112.6744
 6/30/2003          15146.8839
 9/30/2003          15693.1791
12/31/2003          17776.4960
S&P 500/BARRA VALUE INDEX
  12/31/93           10,000.00
   3/31/94            9,672.55
   6/30/94            9,761.51
   9/30/94           10,011.76
  12/31/94            9,936.44
   3/31/95           10,894.30
   6/30/95           11,842.80
   9/30/95           12,784.25
  12/31/95           13,611.12
   3/31/96           14,480.97
   6/30/96           14,778.29
   9/30/96           15,167.86
  12/31/96           16,606.55
   3/31/97           16,900.47
   6/30/97           19,345.44
   9/30/97           21,117.70
  12/31/97           21,584.31
   3/31/98           24,077.37
   6/30/98           24,200.52
   9/30/98           21,076.37
  12/31/98           24,749.97
   3/31/99           25,455.67
   6/30/99           28,203.51
   9/30/99           25,604.16
  12/31/99           27,899.67
   3/31/00           27,965.49
  06/30/00           26,763.60
  09/30/00           29,124.80
  12/31/00           29,600.10
 3/31/2001           27,666.16
 6/30/2001           28,884.91
 9/30/2001           24,203.81
12/31/2001           26,132.01
 3/31/2002           26,476.83
 6/30/2002           23,657.61
 9/30/2002           18,817.42
12/31/2002           20,677.68
 3/31/2003           19,539.03
 6/30/2003           23,219.72
 9/30/2003           23,809.76
12/31/2003           27,251.49

                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series B (Large Cap Value Series) on December 31, 1993 and reflects the fees and expenses of Series
B. On December 31, 2003 the value of the investment would have grown to $17,776. By comparison, the same $10,000 investment would have grown to $27,251 based on the S&P 500/Barra Value Index.

*The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES B (LARGE CAP VALUE)

                                                         NUMBER        MARKET
COMMON STOCKS                                          OF SHARES       VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.8%
Rockwell Collins, Inc. ........................           114,100   $  3,426,423
United Technologies Corporation ...............           137,800     13,059,306
                                                                    ------------
                                                                      16,485,729

ADVERTISING - 0.5%
Interpublic Group of Companies,
    Inc.* .....................................           139,800      2,180,880

ALUMINUM - 1.4%
Alcoa, Inc. ...................................           162,000      6,156,000

APPAREL RETAIL - 1.4%
Abercrombie & Fitch Company* ..................            69,900      1,727,229
Limited Brands ................................           232,000      4,182,960
                                                                    ------------
                                                                       5,910,189

APPAREL, ACCESSORIES & LUXURY GOODS - 1.0%
Jones Apparel Group, Inc. .....................           127,900      4,505,917

APPLICATION SOFTWARE - 1.5%
Cadence Design Systems, Inc.* .................           354,000      6,364,920

BROADCASTING & CABLE TV - 2.3%
Liberty Media Corporation* ....................           850,900     10,117,201

COMMUNICATIONS EQUIPMENT - 7.2%
3Com Corporation* .............................           228,700      1,868,479
Converse Technology, Inc.* ....................           189,700      3,336,823
Corning, Inc.* ................................           683,600      7,129,948
Nokia Oyj ADR .................................           567,100      9,640,700
Nortel Networks Corporation* ..................           464,400      1,964,412
Telefonaktiebolaget LM
    Ericsson ADR* .............................           297,900      5,272,830
Tellabs, Inc.* ................................           256,200      2,159,766
                                                                    ------------
                                                                      31,372,958

COMPUTER HARDWARE - 1.2%
International Business Machines
    Corporation ...............................            54,800      5,078,864

CONSTRUCTION & FARM MACHINERY - 0.6%
Deere & Company ...............................            42,300      2,751,615

CONSUMER ELECTRONICS - 4.6%
Koninklijke (Royal) Philips
    Electronics N.V ...........................           580,400     16,883,836
Sony Corporation ADR ..........................            90,800      3,148,036
                                                                    ------------
                                                                      20,031,872

CONSUMER FINANCE - 1.0%
American Express Company ......................            92,200      4,446,806

DATA PROCESSING & OUTSOURCED SERVICES - 2.4%
Automatic Data Processing, Inc. ...............           162,200      6,424,742
Sungard Data Systems, Inc.* ...................           149,000      4,128,790
                                                                    ------------
                                                                      10,553,532
DIVERSIFIED BANKS - 5.6%
Bank of America Corporation ................               81,500   $  6,555,045
Comerica, Inc. .............................               42,400      2,376,944
Fleetboston Financial Company ..............              193,700      8,455,005
U.S. Bancorp ...............................              234,900      6,995,322
                                                                    ------------
                                                                      24,382,316

DIVERSIFIED CAPITAL MARKETS - 2.1%
J.P. Morgan Chase & Company ................              244,500      8,980,485

ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
Emerson Electric Company ...................               74,200      4,804,450

FOOD RETAIL - 1.4%
Kroger Company* ............................              113,700      2,104,587
Safeway, Inc.* .............................              172,700      3,783,857
                                                                    ------------
                                                                       5,888,444

HEALTH CARE DISTRIBUTORS - 0.9%
McKesson Corporation .......................              116,700      3,753,072

HEALTH CARE EQUIPMENT - 2.6%
Baxter International, Inc. .................              219,100      6,686,932
Becton, Dickinson & Company ................              109,800      4,517,172
                                                                    ------------
                                                                      11,204,104

HOUSEHOLD APPLIANCES - 0.5%
Black & Decker Corporation .................               46,000      2,268,720

INDUSTRIAL MACHINERY - 1.3%
Eaton Corporation ..........................               52,200      5,636,556

INSURANCE BROKERS - 0.9%
Marsh & McLennan Companies,
    Inc. ...................................               77,200      3,697,108

INTEGRATED OIL & GAS - 4.4%
BP plc ADR .................................              127,400      6,287,190
Exxon Mobil Corporation ....................              203,900      8,359,900
Royal Dutch Petroleum Company ..............               85,600      4,484,584
                                                                    ------------
                                                                      19,131,674

INTEGRATED TELECOMMUNICATION SERVICES - 1.9%
Sprint Corporation (FON Group) .............              156,900      2,576,298
Verizon Communications, Inc. ...............              166,500      5,840,820
                                                                    ------------
                                                                       8,417,118

INVESTMENT BANKING & BROKERAGE - 10.1%
Goldman Sachs Group, Inc. ..................              142,400     14,059,152
Lehman Brothers Holdings, Inc. .............               68,100      5,258,682
Merrill Lynch & Company, Inc. ..............              181,100     10,621,515
Morgan Stanley .............................              241,500     13,975,605
                                                                    ------------
                                                                      43,914,954

MOVIES & ENTERTAINMENT - 2.3%
Viacom, Inc. (Cl.B) ........................              224,900      9,981,062

MULTI-LINE INSURANCE - 1.9%
American International
    Group, Inc. ............................               93,900      6,223,692
Hartford Financial Services
    Group, Inc. ............................               37,300      2,201,819
                                                                    ------------
                                                                       8,425,511

                            8 See accompanying notes.

DECEMBER 31, 2003

SERIES B (LARGE CAP VALUE) (CONTINUED)

                                                          NUMBER       MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES      VALUE
--------------------------------------------------------------------------------
OFFICE ELECTRONICS - 1.2%
Xerox Corporation* ..................................     388,000   $  5,354,400

OFFICE SERVICES & SUPPLIES - 0.7%
Pitney Bowes, Inc. ..................................      74,200      3,014,004

OIL & GAS EQUIPMENT & SERVICES - 1.4%
Schumberger, Ltd. ...................................     108,600      5,942,592

OIL & GAS EXPLORATION & PRODUCTION - 1.0%
Anadarko Petroleum Corporation ......................      85,800      4,376,658

OTHER DIVERSIFIED FINANCIAL SERVICES - 5.2%
Citigroup, Inc. .....................................     379,700     18,430,638
Principal Financial Group, Inc. .....................     130,500      4,315,635
                                                                    ------------
                                                                      22,746,273

PAPER PRODUCTS - 0.5%
International Paper Company .........................      47,200      2,034,792

PHARMACEUTICALS - 3.0%
Johnson & Johnson ...................................      78,400      4,050,144
Pfizer, Inc..........................................     150,460      5,315,752
Wyeth................................................      82,900      3,519,105
                                                                    ------------
                                                                      12,885,001

PROPERTY & CASUALTY INSURANCE - 2.8%
Allstate Corporation ................................     190,100      8,178,102
Travelers Property Casualty Corporation .............     234,000      3,926,520
                                                                    ------------
                                                                      12,104,622

PUBLISHING - 2.3%
Gannett Company, Inc. ...............................      78,400      6,990,144
Knight-Ridder, Inc. .................................      39,200      3,032,904
                                                                    ------------
                                                                      10,023,048

RAILROADS - 1.2%
Union Pacific Corporation ...........................      73,200      5,085,936

RESTAURANTS - 2.9%
Brinker International, Inc.* ........................      62,800      2,082,448
McDonald's Corporation ..............................     417,700     10,371,491
                                                                    ------------
                                                                      12,453,939

SEMICONDUCTORS - 3.1%
Agere Systems, Inc.* ................................     901,300      2,748,965
Intel Corporation ...................................     213,500      6,874,700
STMicroelectronics N.V ..............................     145,300      3,924,553
                                                                    ------------
                                                                      13,548,218

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER         MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
SYSTEMS SOFTWARE - 3.5%
BMC Software, Inc.* .................................     104,400   $  1,947,060
Microsoft Corporation ...............................     486,700     13,403,717
                                                                    ------------
                                                                      15,350,777

THRIFTS & MORTGAGE FINANCE - 1.2%
Fannie Mae ..........................................      69,400      5,209,164

WIRELESS TELECOMMUNICATION SERVICES - 0.7%
Sprint Corporation (PCS Group) ......................     566,900      3,185,978
                                                                    ------------
    Total common stocks
      (cost $363,902,815) - 96.6% ...................                419,757,459

PREFERRED STOCK

MOVIES & ENTERTAINMENT - 1.5%
News Corporation, Ltd. ADR ..........................     218,200      6,600,550
                                                                    ------------
    Total preferred stock
      (cost $5,452,600) - 1.5% ......................                  6,600,550

U.S. GOVERNMENT AGENCIES
Federal Farm Credit Bank,
    0.75%, 01-02-04 .................................  $7,653,000      7,652,841
                                                                    ------------
    Total U.S. government agencies
      (cost $7,652,841) - 1.8% ......................                  7,652,841
                                                                    ------------
    Total investments
      (cost $377,008,256) - 99.9% ...................                434,010,850
    Cash & other assets, less liabilities - 0.1% ....                    563,815
                                                                    ------------
    Total net assets - 100.0% .......................               $434,574,665
                                                                    ============

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $377,849,280.

* Non-income producing security

ADR (American Depositary Receipt)

plc (public limited company)

                            9 See accompanying notes.

SERIES C (MONEY MARKET SERIES)*
February 15, 2004

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY MANAGEMENT COMPANY, LLC

TO OUR CONTRACTHOLDERS:

2003 continued to be another difficult year for money market funds with the persistent decline in interest rates. The Series returned 0.55% for the 12-month period ending December 31, 2003.(1)

INTEREST RATES STILL A CHALLENGE FOR MONEY MARKET MANAGERS

In June of 2003, the Federal Reserve Bank's policy-making Open Market Committee
(FOMC) lowered the Fed Funds target interest rates again by .25%. This follows generous rate cuts from the previous two years. Continuous declines of this magnitude generally make for lower returns of money market securities and, in turn, money market funds.

CHARACTERISTICS OF PORTFOLIO ASSETS

At December 31, 2003 the average maturity of the holdings in the Money Market, Series C was 54 days, which is slightly shorter than the benchmark. However, this shorter maturity worked well by providing liquidity at a time when investors might be reallocating assets out of money market funds and back into the equity markets.

The yield curve has been relatively flat for all money market type securities for most of 2003 thus it has been difficult for the Series to pick up additional yield from short-term debt, no matter the type or maturity. The majority of the Series' assets continue to lie in Federal agency discount notes, due to slowing issuance in the commercial paper market as companies take advantage of low interest rates and extend the term of their debt. At the end of the year, about 83% of the Series was made up of discount notes, 8% in commercial paper, 4% in SBA issues, 4% in funding agreements, and 1% in government securities.

OUTLOOK FOR 2004

For 2004 we anticipate the economy will continue to improve. While it is difficult to believe we will again experience 8% GDP growth like third quarter of 2003, the economy should continue to grow at a slower pace as companies begin to spend for capital improvements and additional workers. This will most likely keep the FOMC on the sidelines until late 2004. We plan to continue investing in Federal agency discount notes because expectations for issuance in commercial paper remain low. As the economy continues to grow, companies will eventually return to the commercial paper market but this time has still not arrived.

As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the holdings mix and maturity structures in the portfolio to best take advantage of changing interest rate climates. Whatever the market conditions, the money market sector remains an important investment pool and should be considered by all investors as a part of any well-balanced portfolio.

Sincerely,

The Fixed Income Team

An investment in Series C is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and does not attempt to maintain a stable net asset value at $1.00 per share.

            AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003(1)

                        1 Year           5 Years         10 Years
Series C                 0.55%            3.21%           4.05%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES C (MONEY MARKET)

                                                       PRINCIPAL       MARKET
COMMERCIAL PAPER                                         AMOUNT        VALUE
--------------------------------------------------------------------------------
BEVERAGE - 1.0%
Coca-Cola Company,
    1.02%, 01-16-04 .................................  $  900,000   $    899,617

ELECTRIC UTILITIES - 1.9%
Florida Power & Light Company,
    1.05%, 03-03-04 .................................   1,600,000      1,597,115

LEASING - 2.2%
International Lease Finance Corporation,
    1.03%, 01-13-04 .................................   1,900,000      1,899,348

NATURAL GAS - 3.1%
New Jersey Natural Gas Company,
    1.06%, 01-08-04 .................................   2,700,000      2,699,444
                                                                    ------------
    Total commercial paper
      (cost $7,095,515) - 8.2% ......................                  7,095,524

U.S. GOVERNMENT AGENCIES

FEDERAL FARM CREDIT BANK - 9.9%
    1.055%, 01-06-04 ................................   3,100,000      3,099,659
    1.04%, 01-09-04 .................................   2,200,000      2,199,578
    1.05%, 01-27-04 .................................   2,300,000      2,298,420
    1.10%, 03-16-04 .................................   1,000,000        997,944
                                                                    ------------
                                                                       8,595,601

FEDERAL HOME LOAN BANK - 18.4%
    1.05%, 01-14-04 .................................   1,700,000      1,699,524
    1.05%, 01-28-04 .................................   4,100,000      4,097,511
    1.03%, 02-18-04 .................................   2,500,000      2,496,900
    1.07%, 03-03-04 .................................   3,000,000      2,995,017
    1.08%, 03-26-04 .................................   2,300,000      2,289,719
    1.10%, 03-26-04 .................................   2,300,000      2,299,761
                                                                    ------------
                                                                      15,878,432

FEDERAL HOME LOAN MORTGAGE COMPANY - 28.4%
    1.06%, 01-22-04 .................................   2,300,000      2,298,735
    1.06%, 02-02-04 .................................   3,000,000      2,997,417
    1.07%, 02-04-04 .................................   1,500,000      1,498,624
    1.08%, 02-11-04 .................................   3,000,000      2,996,667
    1.067%, 02-12-04 ................................   2,000,000      1,997,722
    1.06%, 03-04-04 .................................   3,500,000      3,496,974
    1.077%, 03-04-04 ................................   3,000,000      2,991,833
    1.08%, 04-19-04 .................................   3,300,000      3,290,001
    1.17%, 05-05-04 .................................   3,000,000      2,989,356
                                                                    ------------
                                                                      24,557,329

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 25.8%
    1.04%, 02-04-04 .................................   3,500,000      3,496,562
    1.08%, 02-18-04 .................................   2,300,000      2,296,996
    1.08%, 02-19-04 .................................   2,428,000      2,424,763
    1.05%, 03-17-04 .................................   2,500,000      2,494,793
    1.08%, 04-01-04 .................................   3,500,000      3,494,093
    1.10%, 04-01-04 .................................   2,500,000      2,490,757
    1.08%, 04-02-04 .................................   1,500,000      1,496,171
    1.09%, 04-15-04 .................................   2,400,000      2,392,997
    1.135%, 04-21-04 ................................   1,700,000      1,694,754
                                                                    ------------
                                                                      22,281,886

U.S. GOVERNMENT                                        PRINCIPAL       MARKET
AGENCIES (CONTINUED)                                     AMOUNT         VALUE
--------------------------------------------------------------------------------
SMALL BUSINESS ASSOCIATION POOLS - 3.5%
     #502163, 2.00%, 01-01-04(1).....................  $  298,336   $    298,336
     #502353, 1.75%, 01-01-04(1).....................      65,245         65,245
     #503176, 1.625%, 01-01-04(1)....................     121,510        122,117
     #503295, 1.50%, 01-01-04(1).....................     331,651        330,973
     #503303, 1.50%, 01-01-04(1).....................     297,345        296,738
     #503308, 1.50%, 01-01-04(1).....................     360,070        360,070
     #503343, 1.625%, 01-01-04(1)....................     520,557        520,557
     #503347, 1.625%, 01-01-04(1)....................     480,239        480,238
     #503459, 1.50%, 01-01-04(1).....................     510,472        508,557
                                                                    ------------
                                                                       2,982,831

STUDENT LOAN MORTGAGE ASSOCIATION - 1.3%
     1.241%, 01-01-04(1).............................     122,477        122,507
     1.651%, 01-01-04(1).............................   1,031,323      1,034,284
                                                                    ------------
                                                                       1,156,791
                                                                    ------------
     Total U.S. government agencies
       (cost $75,442,443) - 87.3%....................                 75,452,870

MISCELLANEOUS ASSETS

FUNDING AGREEMENTS - 3.5%
United of Omaha Life Insurance
     Company, 1.219%, 01-01-04(1)....................   3,000,000      3,000,000
                                                                    ------------
     Total miscellaneous assets
       (cost $3,000,000)- 3.5%.......................                  3,000,000

REPURCHASE AGREEMENT

United Missouri Bank, 0.50%,
     01-02-04 (Collateralized by FNMA bond,
     01-20-04 with a value of $439,000
     and a repurchase amount of $430,016)............     430,000        430,000
                                                                    ------------
     Total repurchase agreement
       (cost $430,000) - 0.5% .......................                    430,000
                                                                    ------------
     Total investments
       (cost $85,967,958) - 99.5%....................                 85,978,394
     Cash & other assets, less liabilities - 0.5%....                    479,727
                                                                    ------------
     Total net assets - 100.0%.......................               $ 86,458,121
                                                                    ============

The identified cost of investments owned at December 31, 2003 was the same for federal income tax and financial statement purposes.

(1) Variable rate security. Rate indicated is rate effective at December 31, 2003. Maturity date indicated is next interest reset date.

                           11 See accompanying notes.

SERIES D (GLOBAL SERIES)*
February 15, 2004

                                [OPPENHEIMER FUNDS(R) LOGO]

[PHOTO OF WILLIAM L. WILBY]     SUBADVISOR,
                                OPPENHEIMERFUNDS, INC.
William L. Wilby
Portfolio Manager

TO OUR CONTRACTHOLDERS:

Against a backdrop of market volatility and global uncertainty, the Series performed very well during its past fiscal year. The Series, which returned 43.45%(1), outperformed its comparable benchmark, the MSCI World Index, which returned 33.11%. Despite global uncertainties during the period, we remained committed to our theme-based global approach, which focuses on companies that are poised to capitalize on the far-reaching growth trends of mass affluence, new technologies, corporate restructuring and aging populations. Within each trend, we looked for reasonably priced companies with strong growth prospects. We also maintained our "barbell strategy," combining aggressive positions with more defensive holdings, enabling us to uncover what we believe are good companies in good businesses at good prices the world over.

During the first half of 2003, signs of a worldwide economic recovery appeared to stall amid corporate governance scandals and the events leading up to the Iraqi war. The buildup to military action produced considerable uncertainty early in the year, which exerted significant pressure on global markets.

In the U.S., the economy moved from recovery to expansion, with the third quarter showing particularly strong growth in Gross Domestic Product (GDP), and profit growth in the second half up strongly. This strength should also benefit the global economy, providing a boost to the major export economies in the developed world, as well as emerging markets. Assuming that the U.S. economy continues to grow at a reasonable and sustainable pace, we would also expect continuing strength in the global equity markets.

The Series benefited from its selective investments in the technology and consumer staples sectors. KDDI Corporation, the number two wireless carrier in Japan, was the Series best performing stock during the period on strong demand for wireless products. National Semiconductor Corporation remained a strong contributor to performance throughout the year. Two companies in particular detracted from the Series'overall return. Although we had sold most of our position, Sony Corporation detracted from performance due to management's inability to turn around a slide in brand quality and reputation. Tandberg ASA, a carrier in videoconferencing, had disappointing earnings during the year.

From a country perspective, the United States was the biggest contributor to performance as most of the Series' technology holdings were based there. The Fund also did well in Japan, where solid stock selection led to good performance versus the benchmark.

Please remember country, sector and market capitalization weightings were the result of individual stock selection, not predetermined target allocations. The Series'holdings, allocations, management, and strategies are subject to change. Investing in foreign securities poses additional risks, such as currency fluctuations and higher expenses.

Although we continue to be optimistic about U.S. growth potential, the Series does not currently hold an overweight allocation in the U.S. versus its benchmark. U.S. equity valuations are fairly high relative to the rest of the world, so investors are paying a premium for growth in the U.S. Having said that, we think there are opportunities to buy

February 15, 2004

into solid domestic growth companies. We think that the market will continue to appreciate, but not at the pace that we saw this past year.

Sincerely,

William L. Wilby
Oppenheimer Funds, Inc

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 2003(1)

               1 Year          5 Years        10 Years
Series D       43.45%           9.13%          10.22%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES D VS. MSCI WORLD INDEX

                                  [LINE GRAPH]

                          SBL D INVESTMENT INFORMATION

   DATE                             value
SBL FUND SERIES D
  12/31/93                       10000.0000
   3/31/94                       10080.9717
   6/30/94                       10263.1579
   9/30/94                       10637.5093
  12/31/94                       10272.7947
 3/31/1995                       10171.4851
 6/30/1995                       10455.1520
 9/30/1995                       11020.0356
12/31/1995                       11388.7356
 3/31/1996                       12146.6191
 6/30/1996                       12822.5693
 9/30/1996                       13007.4804
12/31/1996                       13377.8777
 3/31/1997                       13726.4869
 6/30/1997                       15077.3475
 9/30/1997                       15609.3982
12/31/1997                       14240.9666
 3/31/1998                       16365.3742
 6/30/1998                       16162.3929
 9/30/1998                       14462.4237
12/31/1998                       17101.1818
 3/31/1999                       17488.5379
 6/30/1999                       19063.3352
 9/30/1999                       19477.7555
12/31/1999                       26279.2342
 3/31/2000                       29839.0864
 6/30/2000                       28855.0622
 9/30/2000                       28264.8094
12/31/2000                       27207.2825
 3/31/2001                       23116.4089
 6/30/2001                       24894.5942
 9/30/2001                       20354.5466
12/31/2001                       23873.0835
 3/31/2002                       24289.2545
 6/30/2002                       21981.3970
 9/30/2002                       17971.0216
12/31/2002                       18451.2942
 3/31/2003                       16973.6752
 6/30/2003                       20610.8913
 9/30/2003                       22554.4152
12/31/2003                       26468.2074
  12/31/93                        10,000.00

MSCI WORLD INDEX
   3/31/94                        10,073.04
   6/30/94                        10,387.27
   9/30/94                        10,622.80
  12/31/94                        10,558.08
   3/31/95                        11,066.67
   6/30/95                        11,552.50
   9/30/95                        12,211.93
  12/31/95                        12,806.74
   3/31/96                        13,343.73
 6/30/1996                        13,744.74
 9/30/1996                        13,943.33
12/31/1996                        14,598.62
 3/31/1997                        14,656.60
 6/30/1997                        16,879.68
 9/30/1997                        17,379.88
12/31/1997                        16,968.38
 3/31/1998                        19,415.92
 6/30/1998                        19,827.82
 9/30/1998                        17,468.15
12/31/1998                        21,175.32
 3/31/1999                        21,948.31
 6/30/1999                        23,015.90
 9/30/1999                        22,692.47
12/31/1999                        26,541.44
 3/31/2000                        26,829.80
 6/30/2000                        25,896.69
 9/30/2000                        24,614.38
12/31/2000                        23,109.55
 3/31/2001                        20,156.78
 6/30/2001                        20,716.75
 9/30/2001                        17,753.08
12/31/2001                        19,291.47
 3/31/2002                        19,373.46
 6/30/2002                        17,630.25
 9/30/2002                        14,403.16
12/31/2002                        15,518.30
 3/31/2003                        14,732.92
 6/30/2003                        17,242.39
 9/30/2003                        18,076.70
12/31/2003                        20,654.59

                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series D (Global Series) on December 31, 1993 and reflects the fees and expenses of Series D. On December 31, 2003 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $26,468. By comparison, the same $10,000 investment would have grown to $20,655 based on the MSCI World Index's performance.

*The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES D (GLOBAL)

                                               PRINCIPAL
                                               AMOUNT OR
                                                 NUMBER       MARKET
            CONVERTIBLE BOND                   OF SHARES      VALUE
            ----------------                   ---------      -----
UNITED STATES - 0.2%
Nektar Therapeutics, 3.00% - 2010              $  650,000  $   879,937
                                                           -----------
  Total convertible bond
   (cost $650,000) - 0.2%...................                   879,937
FOREIGN BOND

INDIA - 0.0%
Hindustan Lever, Ltd., 9.00% - 2005(1)          4,816,200        6,766
                                                           -----------
  Total foreign bond (cost $35,954) - 0.0%..                     6,766
COMMON STOCKS
AUSTRALIA - 0.6%
Australia & New Zealand Banking
  Group, Ltd................................      150,288    2,001,984
Leighton Holdings, Ltd......................       38,955      346,631
                                                           -----------
                                                             2,348,615

BERMUDA - 0.9%
Ace, Ltd....................................       88,799    3,678,055

BRAZIL - 1.8%
Companhia de Bebidas das
  Americas ADR..............................      100,256    2,557,531
Empresa Brasileira de Aeronautica
  S.A. ADR..................................      143,526    5,027,716
                                                           -----------
                                                             7,585,247

CANADA - 2.5%
Alcan, Inc..................................        1,357       63,630
BCE, Inc....................................       11,760      263,002
Bombardier, Inc. (Cl.B).....................      282,900    1,197,495
EnCana Corporation..........................       61,581    2,430,359
Husky Energy, Inc...........................      246,300    4,473,330
Manulife Financial Corporation..............       68,883    2,230,802
                                                           -----------
                                                            10,658,618
FRANCE - 9.3%
Alcatel S.A.*...............................      185,860    2,393,577
Aventis S.A.................................       48,989    3,237,917
Axa.........................................       13,745      294,213
Carrefour S.A...............................       32,410    1,779,114
Essilor International S.A...................       31,680    1,638,343
France Telecom S.A.*........................      211,008    6,031,068
JC Decaux S.A.*.............................       88,580    1,448,026
Sanofi-Synthelabo S.A.......................      107,690    8,109,340
Societe Bic S.A.............................       43,572    2,013,719
Societe Generale............................       71,790    6,338,665
Societe Television Francaise1...............       63,640    2,221,939
Total S.A...................................       10,203    1,896,973
Vivendi Universal S.A.*.....................       98,980    2,405,830
                                                           -----------
                                                            39,808,724

GERMANY - 1.7%
Allianz AG..................................       39,581     4,996,546
BASF AG.....................................        5,540       311,520
Deutsche Post AG............................       19,070       393,282
MLP AG*.....................................       64,942     1,269,677
Muenchener Rueckversicherungs-
  Gesellschaft AG...........................          950       115,179
                                                            -----------
                                                              7,086,204

HONG KONG - 1.9%
Hong Kong & China Gas Company,
  Ltd.......................................    1,436,700     2,192,912
Hutchison Whampoa, Ltd......................      253,918     1,872,431
Television Broadcasts, Ltd..................      847,904     4,281,240
                                                            -----------
                                                              8,346,583

INDIA - 3.7%
Hindustan Lever, Ltd........................      779,100     3,495,491
Icici Bank, Ltd. ADR........................      305,450     5,247,631
Infosys Technologies, Ltd...................       33,066     4,032,204
Zee Telefilms, Ltd...........................     876,900     2,883,920
                                                            -----------
                                                             15,659,246

ISRAEL - 0.5%
Teva Pharmaceutical Industries,
  Ltd. ADR..................................       34,250     1,942,317
ITALY - 0.4%
Eni SpA.....................................       96,266     1,816,521

JAPAN - 9.2%
Canon, Inc..................................       39,000     1,815,900
Chugai Pharmaceutical Company,
  Ltd.......................................      138,300     1,988,619
Credit Saison Company, Ltd..................       88,300     1,993,898
JGC Corporation.............................       89,000       928,450
KDDI Corporation............................        1,819    10,421,443
Keyence Corporation.........................        9,100     1,918,158
Murata Manufacturing Company,
  Ltd.......................................       40,800     2,204,274
Nippon Telegraph & Telephone
  Corporation...............................           52       250,854
Resona Holdings, Inc.*......................    1,109,000     1,396,986
Seven-Eleven Japan Company, Ltd.............       60,000     1,819,539
Sharp Corporation...........................      230,000     3,629,094
Shionogi & Company, Ltd.....................      227,000     4,227,788
Shiseido Company, Ltd.......................      138,000     1,677,839
Sony Corporation............................        6,100       211,169
Trend Micro, Inc.*..........................       97,000     2,602,174
Yahoo Japan Corporation*....................          155     2,082,672
                                                            -----------
                                                             39,168,857

KOREA - 1.6%
SK Telecom Company, Ltd.....................        8,720     1,456,383
SK Telecom Company, Ltd. ADR................       69,500     1,296,175
Samsung Electronics Company, Ltd............       11,249     4,257,909
                                                            -----------
                                                              7,010,467

                           14 See accompanying notes.

DECEMBER 31, 2003

SERIES D (GLOBAL) (CONTINUED)

                                          NUMBER        MARKET
       COMMON STOCKS (CONTINUED)         OF SHARES      VALUE
       -------------------------         ---------      -----
MEXICO - 1.6%
Cemex S.A. de C.V. ADR.................          1   $        26
Fomento Economico Mexicano
  S.A. de C.V..........................    513,800     1,896,587
Grupo Modelo S.A. de C.V. (Cl.C).......    689,200     1,649,824
Grupo Televisa S.A. ADR................     73,933     2,946,969
Telefonos de Mexico S.A. de C.V. ADR...      9,210       304,206
                                                     -----------
                                                       6,797,612

NETHERLANDS - 3.5%
ABN Amro Holding N.V...................    260,700     6,099,872
Aegon N.V..............................    293,953     4,349,223
Koninklijke (Royal) Philips
  Electronics N.V......................     15,195       443,698
Qiagen N.V.*...........................    149,047     1,829,245
Unilever N.V...........................      5,610       366,900
Wolters Kluwer N.V.....................    130,329     2,038,443
                                                     -----------
                                                      15,127,381

NORWAY - 0.8%
Tandberg ASA*..........................    463,200     3,411,616

SINGAPORE - 0.6%
Singapore Press Holdings, Ltd..........    246,345     2,741,518

SPAIN - 0.6%
Amadeus Global Travel Distribution
  S.A..................................    256,539     1,666,466
Antena 3 Television S.A.*..............        108         4,760
Endesa S.A.............................     14,755       283,821
Repsol YPF S.A. ADR....................     15,435       301,754
Telefonica S.A.........................     32,180       472,471
                                                     -----------
                                                       2,729,272

SWEDEN - 1.9%
Hennes & Mauritz AB (Cl.B).............    172,800     4,106,681
Telefonaktiebolaget LM Ericsson
  (Cl.B)*..............................  2,334,300     4,185,019
                                                     -----------
                                                       8,291,700

SWITZERLAND - 2.3%
Nestle S.A.............................      2,023       505,443
Novartis AG............................     71,511     3,246,689
Roche Holding AG.......................     55,479     5,596,123
Swiss RE...............................      4,096       276,544
                                                     -----------
                                                       9,624,799

UNITED KINGDOM - 11.3%
3i Group plc**.........................    161,930     1,787,105
Bae Systems plc........................     98,425       296,009
Boots Group plc........................    182,115     2,259,273
BP plc ADR.............................     72,575     3,581,576
Cable & Wireless plc...................     83,920       200,181
Cadbury Schweppes plc..................    594,614     4,369,563
Diageo plc.............................     71,720       943,664
Dixons Group plc.......................  1,585,120     3,944,270
Lloyds TSB Group plc...................     26,965       216,015

Pearson plc............................    349,170   $ 3,891,043
Reckitt Benckiser plc..................    358,294     8,120,130
Reed Elsevier plc......................    359,483     3,008,498
Rentokil Initial plc...................    522,634     1,777,628
Royal Bank of Scotland Group plc.......    164,082     4,846,571
Shell Transport & Trading
  Company plc..........................     39,974       297,509
Smith & Nephew plc.....................    240,990     2,024,385
Vodafone Group plc.....................  1,942,750     4,816,776
WPP Group plc..........................    196,650     1,937,943
                                                     -----------
                                                      48,318,139

UNITED STATES - 39.9%
Advanced Micro Devices, Inc.*..........    342,500     5,103,250
Affymetrix, Inc.*......................     74,300     1,828,523
Amdocs, Ltd.*..........................     73,400     1,650,032
American Express Company...............     74,800     3,607,604
Amgen, Inc.*...........................     48,300     2,984,940
Applera Corporation -
  Applied Biosystems Group.............     88,600     1,834,906
Bank One Corporation...................    167,800     7,650,002
BEA Systems, Inc.*.....................    154,900     1,905,270
Berkshire Hathaway, Inc. (Cl.B)*.......      1,300     3,659,500
Biogen Idec, Inc.*.....................     11,300       415,614
Boeing Company.........................     50,200     2,115,428
Burlington Resources, Inc..............     29,300     1,622,634
Cadence Design Systems, Inc.*..........    612,900    11,019,942
Charles Schwab Corporation.............    158,900     1,881,376
Chevron Texaco Corporation.............     41,777     3,609,115
Circuit City Stores, Inc...............    226,999     2,299,500
Cisco Systems, Inc.*...................     96,400     2,341,556
Citigroup, Inc.........................     36,433     1,768,458
Electronic Arts, Inc.*.................     15,400       735,812
Eli Lilly & Company....................     28,900     2,032,537
Everest Re Group, Ltd..................     22,600     1,911,960
Express Scripts, Inc.*.................     29,200     1,939,756
Fannie Mae.............................     20,900     1,568,754
Gap, Inc...............................     94,200     2,186,382
Genentech, Inc.*.......................     10,700     1,001,199
Gilead Sciences, Inc.*.................     62,500     3,633,750
Gillette Company.......................     92,700     3,404,871
Human Genome Sciences, Inc.*...........     54,700       724,775
IMS Health, Inc........................     94,500     2,349,270
International Business
  Machines Corporation.................     20,575     1,906,891
International Flavors &
  Fragrances, Inc......................     56,103     1,959,117
International Game Technology..........    111,900     3,994,830
JDS Uniphase Corporation*..............    809,500     2,954,675
Johnson & Johnson......................     57,058     2,947,616
Juniper Networks, Inc.*................     56,800     1,061,024
Lockheed Martin Corporation............     42,300     2,174,220

                           15 See accompanying notes.

DECEMBER 31, 2003

SERIES D (GLOBAL) (CONTINUED)

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER         MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES        VALUE
-------------------------                        ---------        -----
UNITED STATES (CONTINUED)
MBNA Corporation..............................        76,200  $    1,893,570
Millennium Pharmaceuticals,
  Inc.*.......................................        53,400         996,978
Mylan Laboratories, Inc.......................        77,700       1,962,702
National Semiconductor Corporation*...........       102,700       4,047,407
Northern Trust Corporation....................        20,600         956,252
Northrop Grumman Corporation..................        22,500       2,151,000
Novellus Systems, Inc.*.......................        44,000       1,850,200
Nvidia Corporation*...........................        30,100         699,825
Oxford Health Plans, Inc.*....................        38,400       1,670,400
Panera Bread Company*.........................        22,400         885,472
Pfizer, Inc...................................       119,499       4,221,900
Qualcomm, Inc.................................       187,720      10,123,740
Quest Diagnostics, Inc.*......................        48,800       3,567,768
Radioshack Corporation........................        57,600       1,767,168
Raytheon Company..............................       104,000       3,124,160
Red Hat, Inc.*................................        61,200       1,148,724
Sandisk Corporation*..........................         7,200         440,208
Schering-Plough Corporation...................       146,700       2,551,113
Scientific-Atlanta, Inc.......................        56,130       1,532,349
Sirius Satellite Radio, Inc.*.................     4,631,249      14,634,747
Starbuck's Corporation*.......................        60,100       1,986,906
Sybase, Inc.*.................................       102,051       2,100,210
Symantec Corporation*.........................        24,000         831,600
Synopsys, Inc.*...............................       106,448       3,593,684
Veritas Software Corporation*.................        28,600       1,062,776
Wachovia Corporation..........................       106,947       4,982,661
                                                              --------------
                                                                 170,568,609
                                                              --------------

Total common stocks
  (cost $323,883,926) - 96.6%.................                   412,720,100

PREFERRED STOCKS

BRAZIL - 0.9%
Tele Norte Leste Participacoes S.A............   248,671,073       3,914,953

GERMANY - 1.6%
Fresenius AG..................................        33,151       2,318,644
Porsche AG....................................         7,698       4,568,691
                                                              --------------
                                                                   6,887,335
                                                              --------------

  Total preferred stocks
  (cost $10,661,632) - 2.5%...................                    10,802,288

REPURCHASE AGREEMENT

State Street, 0.25%, 01-02-04
  (Collateralized by FHLMC bond,
  2.25%, 11-28-05 with a value of
  $1,879,350 and a repurchase
  amount of $1,841,359).......................  $  1,841,333       1,841,333
                                                              --------------
Total repurchase agreement
  (cost $1,841,333) - 0.4%....................                     1,841,333
                                                              --------------
Total investments
  (cost $337,072,845) - 99.7%.................                   426,250,424
Cash & other assets, less liabilities - 0.3%..                     1,358,477
                                                              --------------
Total net assets - 100.0%.....................
                                                              $  427,608,901
                                                              ==============

AT DECEMBER 31, 2003, SERIES D'S INVESTMENT CONCENTRATION BY INDUSTRY WAS AS
FOLLOWS:

Aerospace & Defense.........................................    0.3%
Air Freight & Logistics.....................................    3.5%
Automobiles.................................................    1.1%
Beverages...................................................    2.7%
Biotechnology...............................................    3.1%
Capital Markets.............................................    1.1%
Chemicals...................................................    0.5%
Commercial Banks............................................    2.7%
Commercial Services & Supplies..............................    0.9%
Communications Equipment....................................    6.6%
Computers & Peripherals.....................................    0.5%
Construction & Engineering..................................    0.3%
Consumer Finance............................................    1.8%
Diversified Financial Services..............................    8.0%
Diversified Telecommunications..............................    5.0%
Electric Utilities..........................................    0.1%
Electronic Equipment & Instruments..........................    1.0%
Food & Staples Retailing....................................    1.4%
Food Products...............................................    0.2%
Gas Utilities...............................................    0.5%
Health Care Equipment & Supplies............................    1.5%
Health Care Providers & Services............................    2.2%
Hotels, Restaurants & Leisure...............................    2.0%
Household Durables..........................................    2.9%
Household Products..........................................    2.7%
Insurance...................................................    5.0%
Internet Software & Services................................    1.1%
IT Services.................................................    0.9%
Media.......................................................   10.4%
Metals & Mining.............................................    0.0%
Oil & Gas...................................................    4.7%
Personal Products...........................................    1.2%
Pharmaceuticals.............................................   10.4%
Semiconductors & Semiconductor Equipment....................    2.7%
Software....................................................    5.6%
Specialty Retail............................................    1.0%
Textiles, Apparel & Luxury Goods............................    1.5%
Thrifts & Mortgage Finance..................................    0.4%
Wireless Telecommunications.................................    1.8%
Repurchase Agreement........................................    0.4%
Cash & other assets, less liabilities.......................    0.3%
                                                              -----
                                                              100.0%
                                                              =====

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $338,017,598.

* Non-income producing security

** Passive Foreign Investment Company

ADR (American Depositary Receipt)

plc (public limited company)

(1) Principal amount on foreign bond is reflected in a local currency (e.g. Indian Rupee) while market value is reflected in U.S. dollars.

                           16 See accompanying notes.

SERIES E (DIVERSIFIED INCOME SERIES)*
February 15, 2004

                                          [SECURITY FUNDS LOGO]
                                ADVISOR, SECURITY MANAGEMENT COMPANY, LLC

[PHOTO OF STEVEN M. BOWSER]        [PHOTO OF CHRISTOPHER L. PHALEN]

    Steven M. Bowser                   Christopher L. Phalen
    Portfolio Manager                  Portfolio Manager

TO OUR CONTRACTHOLDERS:

December 31, 2003, marked the fourth consecutive year in which the fixed income markets produced positive returns for investors. 2003 will be recalled as being a good year, but not nearly as prosperus as the previous three. The equity market shook off three years of losses to produce its finest showing since 1986, and the fixed income markets took a back seat, as interest rates rose the second half of the year to erode a large part of the returns generated during the first half. The Diversified Income Series advanced 3.19% for the year 2003(1). The benchmark Lehman Brothers Aggregate Bond Index gained 4.10% over the same period.

FIXED INCOME PERFORMANCE IN 2003

Action from the Federal Reserve's Open Market Committee (FOMC) was relatively muted during 2003, lowering interest rates by 0.25% in June. The first few months of 2003 was marked by anxieties of the second Gulf War and an out break of SARS. As these events unfolded and proved non-catastrophic, the underlying economy showed signs of healing. Equity markets seized upon this and outpaced bonds and the "beginning of the end" of the bull bond market appeared. Even so, corporate bonds were the top fixed income performers of 2003, besting their closest rivals of mortgage backed securities and Federal agency securities by over 400 basis points (4.00%).

The majority of the negative variance from the benchmark by the Series can be attributed to two themes: average maturity and quality. July 2003 will be remembered as the second worst month ever for the U.S. Treasury market in terms of returns. As an example, interest rates rose 90 basis points (0.90%) and 80 basis points (0.80%) on the benchmark 10 year and 30 year U.S. Treasuries, resulting in negative one month returns of -7.07% and -11.04%, respectively. The Series was slightly longer than the benchmark average maturity in U.S. Treasuries and Federal agencies during this time due to the bullish outlook for bonds and the seemingly weak economic conditions. Portfolios of longer average maturity suffer performance in these instances and the Series was no different.

The Series held a slight overweight of corporate bonds early in 2003 (in front of the war in Iraq) on a concern that investors would sell these holdings and move into lower risk U.S. Treasuries due to concerns about the war. This move never took place and corporate bonds continued to outperform through this period. Corporate bond sector performance was dominated by the lowest quality issuers and auto manufacturers. Investors raced to buy the lowest quality bonds as a bet on the pending economic recovery. The Series did not contain enough of the lowest quality issuers versus the index - as we generally focus on finding quality companies that we can hold for the long term. The auto sector was kept at an underweight due to poor profit fundamentals and extensive rebate programs.

THE COMPOSITION OF PORTFOLIO ASSETS

At the end of the year, the Diversified Income Series held 1% preferred stock, 39% mortgage backed securities, 37% investment grade corporate issues, 7% U.S. Treasury issues, 11% Federal agency securities, 1% high yield bonds and 4% cash. This represents an overweight position in corporate bonds and an underweight position in U.S. Treasuries.

February 15, 2004

OUTLOOK FOR 2004

For 2004 we anticipate the economy will continue to improve. While it is difficult to believe we will again experience 8% GDP growth like third quarter of 2003, the economy should continue to grow at a slower pace as companies begin to spend for capital improvements and additional workers. This will most likely keep the FOMC on the sidelines until late 2004. One could ask, with an improving economy and the expectation of the FOMC on hold, how do you invest? Our plan is to continue an overweight to corporate bonds and add some cyclical companies to the portfolio, as their bonds should continue to perform with an improving economy. With the corporate bond sector coming off such a strong year and valuations approaching levels of the late 90's, we will most likely look to lower this allocation at some point during the year. Mortgage backed securities will be maintained at a slight overweight to take advantage of their incremental yields. In summary, we will be extremely selective in 2004 given the absolute levels of interest rates and the risk/return attributes in the current market.

Sincerely,

Steven M. Bowser and Christopher L. Phalen
Portfolio Managers

                          AVERAGE ANNUAL TOTAL RETURNS
                          AS OF DECEMBER 31, 2003(1)

                   1 Year         5 Years       10 Years
Series E           3.19%           4.78%         5.10%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          SERIES E VS. LEHMAN BROTHERS
                              AGGREGATE BOND INDEX

                                  [LINE GRAPH]

   DATE                value
SBL FUND SERIES E
  12/31/93           10000.0000
   3/31/94            9542.8157
   6/30/94            9259.7968
   9/30/94            9258.0566
  12/31/94            9306.5281
 3/31/1995            9750.8502
 6/30/1995           10243.6438
 9/30/1995           10471.3576
12/31/1995           11037.8409
 3/31/1996           10651.6023
 6/30/1996           10651.6023
 9/30/1996           10876.5813
12/31/1996           10958.7721
 3/31/1997           10840.0521
 6/30/1997           11260.1383
 9/30/1997           11703.8792
12/31/1997           12058.2439
 3/31/1998           12237.3544
 6/30/1998           12520.4808
 9/30/1998           13002.8444
12/31/1998           13023.8167
 3/31/1999           12840.8355
 6/30/1999           12640.5451
 9/30/1999           12651.6724
12/31/1999           12532.9713
 3/31/2000           12699.2856
 6/30/2000           12734.9244
 9/30/2000           13079.8693
12/31/2000           13606.4148
 3/31/2001           13968.7229
 6/30/2001           14019.8903
 9/30/2001           14595.5245
12/31/2001           14582.7327
 3/31/2002           14576.8833
 6/30/2002           15075.3534
 9/30/2002           15722.0174
12/31/2002           15937.5720
 3/31/2003           16126.1823
 6/30/2003           16584.2360
 9/30/2003           16429.1522
12/31/2003           16446.3093

   DATE                value
   ----                -----
LEHMAN BROTHERS AGGREGATE BOND INDEX
  12/31/93           10,000.00
   3/31/94            9,712.67
   6/30/94            9,612.81
   9/30/94            9,671.58
  12/31/94            9,708.14
   3/31/95           10,197.82
   6/30/95           10,819.18
   9/30/95           11,031.99
  12/31/95           11,501.83
   3/31/96           11,296.66
   6/30/96           11,361.16
   9/30/96           11,570.35
  12/31/96           11,917.58
   3/31/97           11,851.39
   6/30/97           12,287.94
   9/30/97           12,696.38
  12/31/97           13,070.42
   3/31/98           13,273.43
   6/30/98           13,583.69
   9/30/98           14,157.82
  12/31/98           14,205.54
   3/31/99           14,133.35
   6/30/99           14,008.83
   9/30/99           14,104.76
  12/31/99           14,087.58
   3/31/00           14,398.58
  06/30/00           14,648.11
  09/30/00           15,090.21
  12/31/00           15,726.09
 3/31/2001           16,202.08
 6/30/2001           16,292.51
 9/30/2001           17,044.47
12/31/2001           17,050.74
 3/31/2002           17,067.48
 6/30/2002           17,699.13
 9/30/2002           18,511.13
12/31/2002           18,801.75
 3/31/2003           19,063.11
 6/30/2003           19,539.69
 9/30/2003           19,511.49
12/31/2003           19,574.07

$10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series E (Diversified Income Series) on December 31, 1993 and reflects the fees and expenses of Series E. On December 31, 2003 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $16,446. By comparison, the same $10,000 investment would have grown to $19,574 based on the Lehman Brothers Aggregate Bond Index.

* The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES E (DIVERSIFIED INCOME)

                                           PRINCIPAL
                                           AMOUNT OR
                                             NUMBER         MARKET
            PREFERRED STOCK                OF SHARES        VALUE
            ---------------                ---------        -----
BANKING - 0.8%
JP Morgan Chase Capital XI,
   5.875%..............................         52,000   $  1,271,920
                                                         ------------
   Total preferred stock
    (cost $1,300,000) - 0.8%...........                     1,271,920

CORPORATE BONDS

AEROSPACE & DEFENSE - 0.9%
Eaton Corporation, 5.75% - 2012........   $    625,000        663,438
United Technologies Corporation,
   6.35% - 2011........................   $    650,000        726,182
                                                         ------------
                                                            1,389,620

AIRLINES - 2.0%
American Airlines, 7.858% - 2011.......   $  1,200,000      1,217,735
Continental Airlines, Inc.,
   7.434% - 2006.......................   $    650,000        637,453
Qantas Airways, 5.125% - 2013(4).......   $    600,000        566,233
Southwest Airlines Company,
   7.875% - 2007.......................   $    700,000        798,880
                                                         ------------
                                                            3,220,301

BANKING - 4.1%
Abbey National plc, 6.69% - 2005.......   $    725,000        784,092
Bank of America Corporation,
   7.80% - 2010........................   $    650,000        772,981
BCH Cayman Islands, Ltd.,
   7.70% - 2006........................   $    700,000        779,332
Den Danske Bank, 7.40% - 2010(4,5).....   $    800,000        906,282
Key Bank N.A., 7.00% - 2011............   $    700,000        799,154
PNC Funding Corporation,
   7.75% - 2004........................   $    600,000        615,307
Regions Financial Corporation,
   7.00% - 2011........................   $  1,000,000      1,127,328
Washington Mutual Capital I,
   8.375% - 2027.......................   $    700,000        811,556
                                                         ------------
                                                            6,596,032

BASIC INDUSTRY - OTHER - 0.7%
Pioneer Hi Bred International, Inc.,
   5.75% - 2009........................   $  1,000,000      1,094,296

BEVERAGES - 1.4%
Anheuser-Busch Companies, Inc.,
   7.10% - 2007........................   $    775,000        795,100
Coca-Cola Company,
   5.75% - 2011........................   $    650,000        710,251
Fosters Brewing Group,
   6.875% - 2011(4)....................   $    650,000        739,267
                                                         ------------
                                                            2,244,618

                                           PRINCIPAL        MARKET
       CORPORATE BONDS (CONTINUED)          AMOUNT          VALUE
       ---------------------------          ------          -----
BROKERAGE - 2.5%
Credit Suisse First Boston USA, Inc.,
   6.125% - 2011.......................   $    600,000   $    653,239
Goldman Sachs Group, Inc.,
   6.125% - 2033.......................        600,000        604,226
Legg Mason, Inc., 6.75% - 2008.........        650,000        724,188
Merrill Lynch & Company:
   5.70% - 2004........................        650,000        652,441
   5.30% - 2015........................        600,000        602,424
Waddell & Reed Financial, Inc.,
   7.50% - 2006........................        650,000        710,715
                                                         ------------
                                                            3,947,233

BUILDING MATERIALS - 1.9%
CRH America, Inc., 6.95% - 2012........        600,000        676,936
Johnson Controls, Inc.,
   4.875% - 2013.......................        600,000        605,269
Masco Corporation, 5.875% - 2012.......        600,000        638,277
Vulcan Materials Company,
   5.75% - 2004........................      1,100,000      1,110,702
                                                         ------------
                                                            3,031,184

CHEMICALS - 0.5%
PPG Industries Inc., 7.40% - 2019......        650,000        750,432

CONGLOMERATES - 0.8%
General Electric Company,
   5.00% - 2013........................        600,000        606,801
Tyco International Group,
   7.00% - 2028........................        650,000        675,188
                                                         ------------
                                                            1,281,989

CONSUMER NONCYCLICALS - OTHER - 0.5%
Eli Lilly & Company, 7.125% - 2025.....        650,000        768,375

CONSUMER PRODUCTS - 0.4%
Newell Rubbermaid, Inc.,
   6.75% - 2012........................        600,000        653,649
ELECTRIC UTILITIES - 3.2%
Arizona Public Service Company,
   6.375% - 2011.......................        600,000        663,889
Calpine Corporation, 8.75% - 2007......        500,000        410,000
Cincinnati Gas & Electric Company,
   5.70% - 2012........................        600,000        631,245
East Coast Power LLC:
   6.737% - 2008.......................         87,941         88,820
   7.066% - 2012.......................        140,866        142,275
Eastern Energy, Ltd., 7.25% - 2016.....      1,300,000      1,506,835
National Rural Utilities,
   5.50% - 2005........................        700,000        728,492
Oncor Electric Delivery,
   6.375% - 2015.......................        600,000        652,278
Progress Energy, Inc.,
   6.55% - 2004........................        300,000        302,238
                                                         ------------
                                                            5,126,072

                           19 See accompanying notes.

DECEMBER 31, 2003

SERIES E (DIVERSIFIED INCOME) (CONTINUED)

                                                          PRINCIPAL     MARKET
            CORPORATE BONDS (CONTINUED)                    AMOUNT       VALUE
            ---------------------------                    ------       -----
ENERGY - INTEGRATED - 1.0%
Conoco, Inc., 6.95% - 2029..........................      $  650,000  $  737,125
PanCanadian Petroleum,
  6.30% - 2011......................................         750,000     829,100
                                                                      ----------
                                                                       1,566,225
ENTERTAINMENT - 0.4%
Time Warner Entertainment,
  7.25% - 2008......................................         600,000     688,166
FINANCIAL COMPANIES - CAPTIVE CONSUMER - 1.3%
Ford Motor Credit Company:
  6.50% - 2007......................................         650,000     692,396
  5.80% - 2009......................................         600,000     617,912
General Motors Acceptance
  Corporation, 6.125% - 2006........................         650,000     695,663
                                                                      ----------
                                                                       2,005,971

FINANCIAL COMPANIES - NONCAPTIVE CONSUMER -2.0%
Core Investment Grade Trust,
  4.727% - 2007.....................................       1,200,000   1,244,580
Countrywide Capital, 8.00% - 2026...................         700,000     763,879
Financement Quebec, 5.00% - 2012....................         600,000     617,041
SLM Corporation, 5.05% - 2014.......................         600,000     592,816
                                                                      ----------
                                                                       3,218,316

FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED- 0.6%
CIT Group, Inc., 7.625% - 2005......................         350,000     380,199
General Electric Capital Corporation,
  5.875% - 2012.....................................         600,000     644,841
                                                                      ----------
                                                                       1,025,040
FOOD - 0.4%
Kraft Foods, Inc., 6.50% - 2031.....................         600,000     626,924

GAMING - 0.2%
Park Place Entertainment,
  7.875% - 2005.....................................         300,000     321,375
HEALTH CARE - 0.4%
Anthem, Inc., 6.80%- 2012...........................         600,000     677,687
INDUSTRIAL - OTHER - 0.4%
Hutchison Whampoa International,
  Ltd., 5.45% - 2010(4).............................         600,000     608,584
INSURANCE - 1.0%
John Hancock Global Funding,
  5.25% - 2015(4)...................................       1,600,000   1,598,451
INSURANCE-LIFE - 0.5%
Nationwide Mutual Insurance,
  8.25% - 2031(4)...................................         650,000     781,119
INSURANCE-PROPERTY & CASUALTY - 0.5%
General Electric Global Insurance,
  7.00% - 2026......................................         700,000     759,737
LODGING - 0.2%
HMH Properties, Inc., 7.875% - 2008.................         300,000     312,000
MEDIA - CABLE - 1.6%
Adelphia Communications, Inc.,
  9.50% - 2004......................................          43,388      40,351
Cox Communications, Inc.,
  6.40% - 2008......................................         625,000     686,234
Jones Intercable, Inc.,
  7.625% - 2008.....................................         500,000     573,174
Lenfest Communications,
  10.50% - 2006.....................................         500,000     582,729
Liberty Media Corporation,
  7.875% - 2009.....................................         600,000     695,027
                                                                      ----------
                                                                       2,577,515

MEDIA - NON-CABLE - 1.6%
Clear Channel Communications,
  4.625% - 2008(4)..................................         600,000     618,874
Cox Enterprises, 4.375% -2008.......................         600,000     609,529
Time Warner, Inc., 6.875% - 2018....................         600,000     659,813
Viacom Inc., 5.625% - 2007..........................         600,000     648,713
                                                                      ----------
                                                                       2,536,929

OIL FIELD SERVICES - 1.4%
Devon Financing Corporation,
  6.875% - 2011.....................................         600,000     680,355
Duke Energy Field Services,
  7.50% - 2005......................................         700,000     752,123
Transocean Offshore, Inc.,
  8.00% - 2027......................................         700,000     831,629
                                                                      ----------
                                                                       2,264,107

PIPELINES - 1.2%
Consolidated Natural Gas,
  6.625% - 2013.....................................        600,000      672,557
Express Pipeline LP, 6.47% - 2013(4)................        472,400      495,538
Kinder Morgan Energy,
  7.50% - 2010......................................        600,000      702,944
                                                                      ----------
                                                                       1,871,039

RETAILERS - 0.5%
Tandy Corporation, 6.95% - 2007.....................        750,000      843,449

SERVICES - 0.4%
American Eco Corporation,
  9.625% - 2008*(3).................................        500,000           50
ERAC USAFinance Company,
  7.35% - 2008(4)...................................        600,000      685,507
                                                                      ----------
                                                                         685,557

SUPERMARKETS - 0.5%
Safeway, Inc., 6.50% - 2008.........................        700,000      767,589

TECHNOLOGY - 0.9%
Pitney Bowes, Inc., 5.875% - 2006...................        650,000      701,151
Science Applications Int.,
  7.125% - 2032.....................................        600,000      676,411
                                                                      ----------
                                                                       1,377,562

                           20 See accompanying notes.

DECEMBER 31, 2003

SERIES E (DIVERSIFIED INCOME) (CONTINUED)

                                             PRINCIPAL      MARKET
       CORPORATE BONDS (CONTINUED)            AMOUNT        VALUE
       ---------------------------            ------        -----
TELECOMMUNICATIONS - 2.2%
GTE Corporation, 7.51% - 2009.............  $ 1,000,000   $ 1,150,241
Mastec, Inc., 7.75% - 2008................      200,000       202,000
New York Telephone Company,
  6.00% - 2008............................      600,000       648,839
Pacific Bell, 7.125% - 2026...............      600,000       672,565
Vodafone Group plc,
  5.375% - 2015...........................      600,000       605,559
WorldCom, Inc., 7.75% - 2027*(3)..........      500,000       167,500
                                                          -----------
                                                            3,446,704

WIRELESS - 0.4%
Vodafone Group plc, 7.625% - 2005.........      650,000       692,948
                                                          -----------
  Total corporate bonds
   (cost $58,846,749) - 38.5%.............                 61,356,795

MORTGAGE BACKED SECURITIES

U.S. GOVERNMENT AGENCIES - 33.8%
Federal Home Loan Mortgage Corporation:
  FG #E01488, 5.00% - 2018................    3,057,139     3,118,173
  FG #E01538, 5.00% - 2018................    3,100,000     3,161,889
  FHR #188 H CMO, 7.00% - 2021............        5,306         5,303
  #C44050, 7.00% - 2030...................      181,619       192,165
  #C01079, 7.50% - 2030...................      103,283       110,913
  #C01172, 6.50% - 2031...................      315,648       330,663
  #C01210, 6.50% - 2031...................      339,308       355,403
  #C50964, 6.50% - 2031...................      287,216       300,879
  #C50967, 6.50% - 2031...................      148,774       155,831
  #C01277, 7.00% - 2031...................      530,145       560,920
  #C01292, 6.00% - 2032...................      965,291       997,930
  #C62801, 6.00% - 2032...................      564,879       583,978
  #C01287, 6.50% - 2032...................      659,533       690,906
  #C76358, 5.00% - 2033...................    3,675,410     3,630,186
  #C78238, 5.50% - 2033...................    3,639,386     3,685,213

Federal National Mortgage Association:
  FNCI #720714, 4.50% - 2018..............    2,990,150     2,997,012
  FNCI #750465, 5.00% - 2018..............    3,100,000     3,165,764
  FNR 1990-68 J, 6.95% - 2020.............       14,731        15,792
  FNR 1990-103 K, 7.50% - 2020............        3,674         3,858
  #252806, 7.50% - 2029...................      262,963       281,095
  #252874, 7.50% - 2029...................      100,244       107,156
  #535277, 7.00% - 2030...................      217,666       230,480
  #551262, 7.50% - 2030...................       65,428        69,920
  #190307, 8.00% - 2030...................      126,539       136,809
  #253356, 8.00% - 2030...................      156,426       169,122
  #541735, 8.00% - 2030...................      112,047       121,142
  #535838, 6.50% - 2031...................      274,764       287,398
  #585348, 6.50% - 2031...................      297,676       311,364
  #591381, 6.50% - 2031...................      368,425       385,367
  #254477, 5.50% - 2032...................    2,216,235     2,245,965
  #254198, 6.00% - 2032...................      955,524       988,164
  #254377, 6.00% - 2032...................    1,638,227     1,694,110
  #254478, 6.00% - 2032...................      907,927       938,898
  #666750, 6.00% - 2032...................    1,930,943     1,996,902

            MORTGAGE BACKED                  PRINCIPAL      MARKET
         SECURITIES (CONTINUED)               AMOUNT        VALUE
         ----------------------               ------        -----
U.S. GOVERNMENT AGENCIES (CONTINUED)
Federal National Mortgage Association
 (continued)
  #254346, 6.50% - 2032...................  $   606,844   $   634,749
  #545691, 6.50% - 2032...................      906,289       947,963
  #659790, 6.50% - 2032...................      836,994       875,486
  #702879, 5.00% - 2033...................    2,201,357     2,179,546
  #709805, 5.00% - 2033...................    2,877,764     2,849,251
  #658077, 5.50% - 2033...................    1,733,209     1,756,695
  #688328, 5.50% - 2033...................    2,244,097     2,274,458
  #689108, 5.50% - 2033...................    1,790,342     1,814,602
  #709748, 5.50% - 2033...................    3,226,383     3,270,101
  #713971, 5.50% - 2033...................    3,208,029     3,251,432
                                                          -----------
                                                           53,880,953

U.S. GOVERNMENT SECURITIES - 4.2%
Government National Mortgage Association:
  #39238, 9.50% - 2009....................       22,320        24,973
  #301465, 9.00% - 2021...................       24,420        26,668
  #305617, 9.00% - 2021...................       26,334        28,758
  #313107, 7.00% - 2022...................      321,693       342,824
  #352022, 7.00% - 2023...................      200,826       214,018
  #369303, 7.00% - 2023...................      223,298       237,965
  #780454, 7.00% - 2026...................      375,801       400,486
  #462680, 7.00% - 2028...................      287,257       306,126
  #482668, 7.00% - 2028...................      347,789       370,634
  #518436, 7.25% - 2029...................      107,417       114,732
  #494109, 7.50% - 2029...................      274,274       294,295
  #510704, 7.50% - 2029...................      108,114       116,006
  #781079, 7.50% - 2029...................      115,505       123,937
  #479229, 8.00% - 2030...................       63,206        68,756
  #479232, 8.00% - 2030...................      158,185       172,076
  #508342, 8.00% - 2030...................      222,191       241,702
  #538285, 6.50% - 2031...................      419,167       441,933
  #561561, 6.50% - 2031...................      600,687       633,628
  #564472, 6.50% - 2031...................      760,292       801,986
  #781414, 5.50% - 2032...................      753,636       766,966
  #552324, 6.50% - 2032...................      651,481       686,864
  II #181907, 9.50% - 2020................       24,722        27,545
  II #2445, 8.00% - 2027..................      156,019       168,565
  II #2909, 8.00% - 2030..................      106,411       114,968
                                                          -----------
                                                            6,726,411

NON-AGENCY SECURITIES - 1.4%
Chase Commercial Mortgage Securities
 Corporation:
  1997-1B, 7.37% - 2007 CMO...............    1,500,000     1,692,419
  1998-1B, 6.56% - 2008 CMO...............      500,000       556,492
Global Rate Eligible Asset Trust
  1998-A, 7.33% - 2006(2).................      810,453            81
                                                          -----------
                                                            2,248,992
                                                          -----------

  Total mortgage backed securities
   (cost $62,739,557) - 39.4%.............                 62,856,356

U.S. AGENCY BONDS & NOTES

Federal Farm Credit Bank,
  5.45% - 2013............................    1,000,000     1,054,851

                           21 See accompanying notes.

DECEMBER 31, 2003

SERIES E (DIVERSIFIED INCOME) (CONTINUED)

             U.S. AGENCY BONDS                  PRINCIPAL       MARKET
            & NOTES (CONTINUED)                  AMOUNT         VALUE
            -------------------                  ------         -----
Federal Home Loan Bank:
  6.375% - 2006...............................  $  900,000   $    989,162
  5.20% - 2008................................   2,000,000      2,066,526

Federal National Mortgage Association:
  7.125% - 2005...............................   2,000,000      2,126,422
  6.00% - 2008................................     850,000        942,223
  7.25% - 2010................................   2,000,000      2,358,072
  5.50% - 2011................................   3,500,000      3,774,432
  4.00% - 2013(1).............................   1,935,000      1,944,112
  6.625% - 2030...............................     750,000        852,665
  7.125% - 2030...............................   1,000,000      1,204,506
                                                             ------------
  Total U.S. agency bonds & notes
   (cost $16,039,879) - 10.9%.................                 17,312,971

U.S. GOVERNMENT SECURITIES

U.S. Treasury Bonds:
  7.125% - 2023...............................   2,000,000      2,496,172
  6.50% - 2026................................   1,000,000      1,176,406

U.S. Treasury Notes:
  4.625% - 2006...............................   2,000,000      2,119,688
  6.25% - 2007................................   1,750,000      1,950,704
  5.00% - 2011................................   2,500,000      2,675,390
                                                             ------------
  Total U.S. government securities
   (cost $9,638,776) - 6.5%...................                 10,418,360

REPURCHASE AGREEMENT

United Missouri Bank, 0.50%, 01-02-04
  (Collateralized by FNMA bond,
  01-20-04 with a value of $4,919,000
  and a repurchase amount of
  $4,819,134).................................   4,819,000      4,819,000
                                                             ------------
  Total repurchase agreement
   (cost $4,819,000) - 3.0%...................                 4,819,000
                                                             ------------
  Total investments
   (cost $153,383,961) - 99.1%................                158,035,402
Cash & other assets, less liabilities - 0.9%..                  1,436,362
                                                             ------------
Total net assets - 100.0%.....................
                                                             $159,471,764
                                                             ============

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $155,559,571.

* Non-income producing security

CMO (Collateralized Mortgage Obligation)

plc (public limited company)

LP (Limited Partnership)

(1) Security is a step bond. Rate indicated is rate effective at December 31, 2003.

(2) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $81, or 0.0% of net assets.

(3) Security issued in bankruptcy.

(4) Security is a 144A Series. The total market value of 144A securities is $6,990,510 (cost $6,624,709), or 4.4% of the total net assets.

(5) Variable rate security. Rate indicated is rate effective at December 31, 2003.

                           22 See accompanying notes.

SERIES G (LARGE CAP GROWTH SERIES)*
February 15, 2004

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

[PHOTO OF MARK A MITCHELL]

 Mark A. Mitchell
Portfolio Manager

TO OUR CONTRACTHOLDERS:

2003 marked the first positive return year for most equity investors since 2000. The Series was up 23.98% for the 12 months.(1) The benchmark Russell 1000 Growth Index was up 29.75% for the same period.

INVESTMENT STRATEGY IS FOCUSED ON VALUATION, LONG-TERM OUTLOOK, AND
CONCENTRATION

Through uncertainty early in the year brought about by geopolitical events, to the recovering U. S. economy and subsequent strong equity market performance, we have remained true to our investment philosophy and focused on our strategy. Our investment philosophy is centered on three key beliefs: 1) a successful investing process will have valuation discipline at the core; 2) invest with a long-term outlook; and 3) concentrate the portfolio on companies we believe in. Our strategy is focused on identifying good companies whose growth prospects are not reflected in the company's current valuation. We believe that companies with good management teams, strong financial flexibility and human capital, and solid expansion opportunities in growth industries outperform over time. While over the longer term this strategy has been successful, the market favored lower quality names in 2003; the rationale being that lower quality names had more leverage to an economic recovery and were mispriced relative to higher quality companies. This had a negative impact on the Series'performance when compared against the benchmark. While disappointed with this relative performance, we feel confident in our approach and strategy as we enter 2004.

INDUSTRIALS AND FINANCIALS OUTPERFORM

The Series' industrial holdings were up 36% compared to 29% for the index. Positions in United Technologies (diversified industrial) and General Dynamics (aerospace and defense), both benefiting from an improving economy, were up 52% and 41% respectively. Additionally, an overweight position in the Financial sector with positions in Goldman Sachs Group (broker), Citigroup (diversified financial), and Wells Fargo (regional bank), all up over 27%, contributed positively to the Series relative performance. Better economic growth drove performance at these companies.

TECHNOLOGY AND HEALTH CARE SECTOR EXPOSURES LIMIT RETURNS

The Series' underweight position in the Technology sector and more defensive position against the benchmark had a negative impact on relative performance. Unfortunately, our valuation focus kept us out of many, in our opinion, higher risk technology companies. The Technology sector of the benchmark was up 49% versus our return of 41%.

Also, our overweight position in the Health care sector, driven largely by a focus on the pharmaceutical industry, contributed negatively to our performance. Concerns over a Medicare drug benefit, pricing, and long term growth prospects weighed heavily on the group.

OUTLOOK FOR 2004

As we look into the new year, the economy certainly looks better than 12 months ago. Expectations for strong GDP growth and an improving employment picture provide a favorable backdrop for U.S. equities. Like any year however, uncertainties exist. Prospects for increasing interest rates driven by a weaker dollar and inflation worries help temper our favorable outlook. We believe that over time, equities present the best opportunity for investors to grow their assets. We also continue to believe

February 15, 2004

in a disciplined dollar cost averaging strategy. While it does not assure profits or protect against losses in a declining market, we think it is the best way to take advantage of the natural highs and lows in a market cycle. We look forward to helping you meet your financial goals in the future.

Sincerely,

Mark A. Mitchell
Portfolio Manager

    AVERAGE ANNUAL TOTAL RETURNS
     AS OF DECEMBER 31, 2003(1)

           1 Year   Since Inception
                      (5-1-00)
Series G   23.98%     (12.60%)

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  Series G vs.
                           S&P Barra Growth Index and
                           Russell 1000 Growth Index

[LINE GRAPH]


    DATE         value
   SBL FUND SERIES G
  5/1/2000     10,000.00
                9,440.00
 6/30/2000     10,210.00
 9/30/2000      9,650.00
12/31/2000      7,980.00
 3/31/2001      6,670.00
 6/30/2001      7,170.00
 9/30/2001      5,980.00
12/31/2001      6,750.00
 3/31/2002      6,480.00
 6/30/2002      5,350.00
 9/30/2002      4,570.00
12/31/2002      4,920.00
 3/31/2003      4,900.00
 6/30/2003      5,520.00
 9/30/2003      5,610.00
12/31/2003      6,100.00
  S&P BARRA GROWTH INDEX
 5/01/2000     10,000.00
  06/30/00     10,366.07
  09/30/00      9,455.59
  12/31/00      7,874.36
 3/31/2001      6,503.21
 6/30/2001      7,005.02
 9/30/2001      6,079.98
12/31/2001      6,872.53
 3/31/2002      6,818.29
 6/30/2002      5,709.47
 9/30/2002      4,903.55
12/31/2002      5,251.85
 3/31/2003      5,208.57
 6/30/2003      5,842.56
 9/30/2003      6,003.32
12/31/2003      6,599.41
RUSSELL 1000 GROWTH INDEX
   5/01/00     10,000.00
  06/30/00     10,215.80
  09/30/00      9,665.85
  12/31/00      7,603.20
 3/31/2001      6,014.12
 6/30/2001      6,520.45
 9/30/2001      5,254.83
12/31/2001      6,050.69
 3/31/2002      5,894.05
 6/30/2002      4,793.50
 9/30/2002      4,072.29
12/31/2002      4,363.25
 3/31/2003      4,316.46
 6/30/2003      4,934.37
 9/30/2003      5,127.70
12/31/2003      5,662.10

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series G (Large Cap Growth Series) on May 1, 2000 and reflects the fees and expenses of Series G. On December 31, 2003 the value of the investment (assuming reinvestment of all dividends and distributions) would have declined to $6,100. By comparison, the same $10,000 investment would have been $6,599 based on the S&P Barra Growth Index's performance, and $5,662 based on the Russell 1000 Growth Index's performance.

* The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES G (LARGE CAP GROWTH)

                                                           NUMBER     MARKET
COMMON STOCKS                                            OF SHARES    VALUE
-------------                                            ---------    -----
ADVERTISING - 1.4%
Omnicom Group, Inc. ................................        7,300   $  637,509

AEROSPACE & DEFENSE - 3.1%
General Dynamics Corporation .......................        5,700      515,223
United Technologies Corporation ....................        9,900      938,223
                                                                    ----------
                                                                     1,453,446

APPLICATION SOFTWARE - 2.0%
Intuit, Inc.* ......................................       17,600      931,216

BIOTECHNOLOGY - 2.3%
Amgen, Inc.* .......................................       16,900    1,044,420

BREWERS - 1.5%
Anheuser-Busch Companies, Inc. .....................       12,900      679,572

BROADCASTING & CABLE TV - 2.2%
Comcast Corporation* ...............................       30,400      999,248

COMMUNICATIONS EQUIPMENT - 6.6%
ADC Telecommunications, Inc.* ......................      188,400      559,548
Cisco Systems, Inc.* ...............................       84,200    2,045,218
Nokia Oyj ADR ......................................       11,100      188,700
Qualcomm, Inc. .....................................        5,100      275,043
                                                                    ----------
                                                                     3,068,509

COMPUTER HARDWARE - 2.9%
Dell, Inc.* ........................................       22,400      760,704
International Business Machines
 Corporation .......................................        6,400      593,152
                                                                     ---------
                                                                     1,353,856

CONSUMER FINANCE - 0.7%
MBNA Corporation ...................................       13,900      345,415

DATA PROCESSING & OUTSOURCED SERVICES - 2.8%
First Data Corporation .............................       32,100    1,318,989

DEPARTMENT STORES - 1.0%
Kohl's Corporation* ................................        9,800      440,412

DIVERSIFIED BANKS - 0.9%
Wells Fargo & Company ..............................        6,700      394,563

DRUG RETAIL - 0.3%
Walgreen Company ...................................        3,900      141,882

ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
American Power Conversion ..........................        7,300      178,485

ELECTRONIC MANUFACTURING SERVICES - 1.2%
Molex, Inc..........................................       16,400      572,196

GENERAL MERCHANDISE STORES - 2.2%
Target Corporation .................................       27,200    1,044,480

HEALTH CARE DISTRIBUTORS - 2.9%
Cardinal Health, Inc. ..............................       21,900    1,339,404

HEALTH CARE EQUIPMENT - 2.0%
Medtronic, Inc. ....................................       19,400      943,034

HOME IMPROVEMENT RETAIL - 3.2%
Home Depot, Inc. ...................................       34,400    1,220,856
Lowe's Companies, Inc. .............................        5,200      288,028
                                                                    ----------
                                                                     1,508,884

HOTELS, RESORTS & CRUISE LINES - 1.1%
Carnival Corporation ...............................       12,700      504,571

HOUSEHOLD PRODUCTS - 1.4%
Colgate-Palmolive Company ..........................        6,300      315,315
Procter & Gamble Company ...........................        3,500      349,580
                                                                    ----------
                                                                       664,895

HYPERMARKETS & SUPERCENTERS - 2.7%
Wal-Mart Stores, Inc. ..............................       23,600    1,251,980

INDUSTRIAL CONGLOMERATES - 6.8%
3M Company .........................................        5,400      459,162
General Electric Company ...........................       86,800    2,689,064
                                                                    ----------
                                                                     3,148,226

INSURANCE BROKERS - 0.9%
Marsh & McLennan Companies,
Inc ................................................        8,300      397,487

INVESTMENT BANKING AND BROKERAGE - 1.0%
Goldman Sachs Group, Inc. ..........................        4,700      464,031

LIFE & HEALTH INSURANCE - 1.2%
Aflac, Inc..........................................       15,600      564,408

MOTORCYCLE MANUFACTURERS - 2.1%
Harley-Davidson, Inc. ..............................       20,200      960,106

MOVIES & ENTERTAINMENT - 1.7%
Time Warner, Inc.* .................................        7,700      138,523
Viacom, Inc. (Cl.B) ................................       14,800      656,824
                                                                    ----------
                                                                       795,347

MULTI-LINE INSURANCE - 2.5%
American International Group, Inc. .................       17,700    1,173,156

OIL & GAS EQUIPMENT & SERVICES - 1.1%
BJ Services Company* ...............................       13,900      499,010

OIL & GAS EXPLORATION & PRODUCTION - 0.7%
Devon Energy Corporation ...........................        6,000      343,560

OTHER DIVERSIFIED FINANCIAL SERVICES - 0.9%
Citigroup, Inc. ....................................        8,800      427,152

PERSONAL PRODUCTS - 0.8%
Avon Products, Inc. ................................        5,300      357,697

PHARMACEUTICALS - 16.1%
Abbott Laboratories ................................       17,200      801,520
Eli Lilly & Company ................................        6,600      464,178
Esperion Therapeutics, Inc.* .......................        6,200      214,582
Johnson & Johnson ..................................       29,444    1,521,077
Merck & Company, Inc. ..............................        9,500      438,900
Pfizer, Inc. .......................................      101,230    3,576,456
Wyeth ..............................................       11,100      471,195
                                                                    ----------
                                                                     7,487,908

PROPERTY & CASUALTY INSURANCE - 1.4%
Chubb Corporation ..................................        9,400      640,140

SEMICONDUCTOR EQUIPMENT - 0.6%
Applied Materials, Inc.* ...........................       12,200      273,890

                           25 See accompanying notes.

DECEMBER 31, 2003

SERIES G (LARGE CAP GROWTH) (CONTINUED)

                                                       PRINCIPAL
                                                       AMOUNT OR
                                                         NUMBER     MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES    VALUE
------------------------                               ---------    -----
SEMICONDUCTORS - 4.4%
Analog Devices, Inc. .........................             14,000  $    639,100
Intel Corporation ............................             31,400     1,011,080
Texas Instruments, Inc. ......................             14,000       411,320
                                                                   ------------
                                                                      2,061,500

SOFT DRINKS - 4.2%
Coca-Cola Company ............................             14,600       740,950
Pepsico, Inc. ................................             25,600     1,193,472
                                                                   ------------
                                                                      1,934,422

SYSTEMS SOFTWARE - 5.5%
Microsoft Corporation ........................             83,600     2,302,344
Oracle Corporation* ..........................             20,000       264,000
                                                                   ------------
                                                                      2,566,344

THRIFTS & MORTGAGE FINANCE - 1.0%
Fannie Mae ...................................              6,200       465,372
                                                                   ------------
 Total common stocks
  (cost $41,900,851) - 97.7% .................                       45,376,722

REPURCHASE AGREEMENT

State Street, 0.25%, 01-02-04
  (Collateralized by FNMA bond,
  1.72%, 03-24-05 with a value of
  $1,198,500 and a repurchase
  amount of $1,174,737) ......................        $ 1,174,720     1,174,720
                                                                   ------------
Total repurchase agreement
 (cost $1,174,720) - 2.5% ....................                        1,174,720
Total investments
  (cost $43,075,571) - 100.2% ................                       46,551,442
Liabilities, less cash & other assets - (0.2%)                          (94,841)
                                                                   ------------
Total net assets - 100.0%                                          $ 46,456,601
                                                                   ============

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $44,066,891.

* Non-income producing security

ADR (American Depositary Receipt)

                           26 See accompanying notes.

SERIES H (ENHANCED INDEX SERIES)*
February 15, 2004

[NORTHERN TRUST LOGO]

TO OUR CONTRACTHOLDERS:

The Enhanced Index Series began operations May 3, 1999. The core portfolio seeks to outperform the S&P500 Index while retaining similar risk characteristics as the Index. Through the use of a proprietary multi-factor model, stocks which in our view have above-average potential for appreciation are overweighted, while stocks that have less than average potential are underweighted. During the one year period ending December 31, 2003 the Series was up 27.78% versus up 28.68% for its benchmark, the Standard and Poor's 500 Stock Index.1 Since the inception of the Series on May 3, 1999, the fund is down 3.09% vs a negative 1.97%for the benchmark.

OPERATION OF THE PROPRIETARY MODEL

The Northern Trust Investment Quantitative Management group uses a proprietary model to overweight or underweight stocks relative to the index. Based on our model, stocks are weighted based on a variety of indicators our research has shown to be predictive of future relative performance. Securities may be overweighted if they have unexpectedly positive earnings announcements compared to similar companies in the Index. Relative valuation methods may be used to identify securities that systematic analysis suggests are temporarily underpriced. Earnings quality is evaluated and companies with lower levels of cash as a percent of these earnings are selected for underweighting. Stocks may be underweighted if price changes combined with fundamental or market data are indicative of continuing downward price movement.

The Series underperformed its benchmark during the 12 months ending December 31, 2003. For most of the year factors based on valuation and earnings characteristics tended to underperform as the market rewarded higher priced, smaller companies with weaker historical fundamentals. Earnings announcements did not elicit much market reaction for either positive or negative news as apparent skepticism of earnings estimates continued to affect investor behavior. Additionally, our behavioral-based factors suggested optimistic investors in the market set stock prices at a level higher and for a longer period than typical.

Our quantitative model factors based on valuation performed strongly as the year came to an end, as did factors capturing investor reactions to price changes. Effective trading of index changes also boosted performance in the past year; however, this year's changes were few and small relative to the index capitalization. Concurrently, our portfolio construction and risk management process was successful in ensuring that our stock selection success was not diluted by sector or style biases.

ECONOMIC OUTLOOK

With the re-engagement of business in 2003, the economic expansion broadened. In addition, it appears that the economy may have entered a virtual cycle of self-sustaining growth in which demand leads to increased output and jobs, thus producing income and profits and creating more demand. Monetary and fiscal policies, meanwhile, continue to be highly stimulative and financial conditions, particularly with the dollar falling, remain markedly supportive. In 2004, gross domestic product may therefore grow at an average rate, possibly at or even above the upper end of the Federal Reserve's forecast range (3.75%-4.75%).

EQUITIES OUTLOOK

We believe improvement in business performance this cycle, especially corporate profitability, should support further, if more modest, gains this year.
A stronger cyclical recovery and a potential higher secular growth rate are not fully discounted in equity markets, and this recovery from the preceding severe bear market is still slightly less than the median recovery of the last century. The state of the business cycle, the end of the bear market, and the economy's remarkable resilience and productivity argue 2004 will be a favorable year for equity investors. Unquestionably risk exists, particularly exogenous threats like terrorism, but markets adjust and require new and undiscounted things to happen to alter well-developed trends. S&P 500 operating earnings appear set to reach a record $62 per share, an increase of about 13% compared with 2003 results.

Sincerely,

Enhanced Index Team

February 15, 2004

       AVERAGE ANNUAL TOTAL RETURNS
        AS OF DECEMBER 31, 2003(1)

             1 Year     Since Inception
                            (5-3-99)
Series H     27.78%         (3.09%)

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                           SERIES H VS. S&P 500 INDEX

[LINE GRAPH]

                          SBL S INVESTMENT INFORMATION

    DATE         value
SBL FUND SERIES H
  5/3/1999       1000.00
 6/30/1999     10,330.00
 9/30/1999      9,700.00
12/31/1999     11,231.86
   3/31/00     11,513.92
   6/30/00     11,171.42
   9/30/00     11,028.87
  12/31/00     10,086.15
 3/31/2001      8,846.84
 6/30/2001      9,345.68
 9/30/2001      7,940.77
12/31/2001      8,775.57
 3/31/2002      8,777.35
 6/30/2002      7,579.05
 9/30/2002      6,257.83
12/31/2002      6,758.69
 3/31/2003      6,531.68
 6/30/2003      7,501.63
 9/30/2003      7,687.37
12/31/2003      8,636.02

S&P 500 INDEX
   5/03/99     10,000.00
   6/30/99     10,305.90
   9/30/99      9,662.23
  12/31/99     11,099.83
   3/31/00     11,354.94
  06/30/00     11,053.83
  09/30/00     10,946.91
  12/31/00     10,091.15
 3/31/2001      8,895.28
 6/30/2001      9,416.16
 9/30/2001      8,034.87
12/31/2001      8,893.97
 3/31/2002      8,918.14
 6/30/2002      7,723.63
 9/30/2002      6,389.69
12/31/2002      6,929.34
 3/31/2003      6,711.11
 6/30/2003      7,744.15
 9/30/2003      7,949.11
12/31/2003      8,917.03

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series H (Enhanced Index Series) on May 3, 1999 and reflects the fees and expenses of Series H. On December 31, 2003 the value of the investment (assuming reinvestment of all dividends and distributions) would have been $8,636. By comparison, the same $10,000 investment would have been $8,917 based on the S&P 500 Index's performance.

*The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES H (ENHANCED INDEX)

                                                              NUMBER     MARKET
                  COMMON STOCKS                             OF SHARES    VALUE
                  -------------                             ---------    -----
ADVERTISING - 0.2%
Interpublic Group of Companies, Inc.* ................         1,200   $   18,720
Omnicom Group, Inc. ..................................           600       52,398
                                                                       ----------
                                                                           71,118

AEROSPACE & DEFENSE - 1.6%
Boeing Company .......................................         1,900       80,066
General Dynamics Corporation .........................           600       54,234
Goodrich Corporation .................................           300        8,907
Honeywell International, Inc. ........................         2,600       86,918
Lockheed Martin Corporation ..........................         1,600       82,240
Northrop Grumman Corporation .........................           200       19,120
Raytheon Company .....................................         1,300       39,052
Rockwell Collins, Inc. ...............................         1,200       36,036
United Technologies Corporation ......................         1,500      142,155
                                                                       ----------
                                                                          548,728

AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels-Midland Company .......................         2,200       33,484

AIR FREIGHT & LOGISTICS - 1.0%
FedEx Corporation ....................................           300       20,250
Ryder System, Inc. ...................................         1,000       34,150
United Parcel Service, Inc. (Cl.B) ...................         3,600      268,380
                                                                       ----------
                                                                          322,780

AIRLINES - 0.2%
Southwest Airlines Company ...........................         4,600       74,244

ALUMINUM - 0.3%
Alcoa, Inc. ..........................................         2,600       98,800

APPAREL RETAIL - 0.2%
Gap, Inc. ............................................           600       13,926
Limited Brands .......................................         2,800       50,484
TJX Companies, Inc. ..................................           300        6,615
                                                                       ----------
                                                                           71,025

APPAREL, ACCESSORIES & LUXURY GOODS - 0.2%
Jones Apparel Group, Inc. ............................           300       10,569
Liz Claiborne, Inc. ..................................           400       14,184
V.F. Corporation .....................................           800       34,592
                                                                       ----------
                                                                           59,345

APPLICATION SOFTWARE - 0.7%
Citrix Systems, Inc.* ................................           500       10,605
Compuware Corporation* ...............................         6,500       39,260
Intuit, Inc.* ........................................         1,100       58,201
Mercury Interactive Corporation* .....................           300       14,592
Parametric Technology Corporation* ...................        13,500       53,190
Peoplesoft, Inc.* ....................................         1,200       27,360
Siebel Systems, Inc.* ................................         1,500       20,805
                                                                       ----------
                                                                          224,013
ASSET MANAGEMENT & CUSTODY BANKS - 0.8%
Bank of New York Company, Inc. .......................         4,000      132,480
Federated Investors, Inc. (Cl.B) .....................           400       11,744
Janus Capital Group, Inc. ............................           700       11,487
Mellon Financial Corporation .........................         2,900       93,119
State Street Corporation .............................           100        5,208
T. Rowe Price Group, Inc. ............................           400       18,964
                                                                       ----------
                                                                          273,002

AUTO PARTS & EQUIPMENT - 0.4%
Delphi Corporation ...................................         7,100       72,491
Johnson Controls, Inc. ...............................           500       58,060
Visteon Corporation ..................................         1,300       13,533
                                                                       ----------
                                                                          144,084

AUTOMOBILE MANUFACTURERS - 0.6%
Ford Motor Company ...................................         5,800       92,800
General Motors Corporation ...........................         1,800       96,120
                                                                       ----------
                                                                          188,920

BIOTECHNOLOGY - 1.4%
Amgen, Inc.* .........................................         4,000      247,200
Biogen Idec, Inc.* ...................................           825       30,343
Chiron Corporation* ..................................           500       28,495
Genzyme Corporation* .................................         1,700       83,878
Medimmune, Inc.* .....................................         2,700       68,580
                                                                       ----------
                                                                          458,496

BREWERS - 0.6%
Adolph Coors Company (Cl.B) ..........................           100        5,610
Anheuser-Busch Companies, Inc. .......................         3,500      184,380
                                                                       ----------
                                                                          189,990

BROADCASTING & CABLE TV - 1.1%
Clear Channel Communications,
 Inc .................................................         1,900       88,977
Comcast Corporation* .................................         7,100      233,377
Univision Communications, Inc.* ......................           700       27,783
                                                                       ----------
                                                                          350,137

BUILDING PRODUCTS - 0.4%
American Standard Companies,
 Inc.* ...............................................           300       30,210
Masco Corporation ....................................         3,100       84,971
                                                                       ----------
                                                                          115,181

CASINOS & GAMING - 0.0%
Harrah's Entertainment, Inc.* ........................           300       14,931

COMMERCIAL PRINTING - 0.2%
R. R. Donnelley & Sons Company .......................         2,000       60,300

                           29 See accompanying notes.

DECEMBER 31, 2003

SERIES H (ENHANCED INDEX)(CONTINUED)

                                                              NUMBER     MARKET
               COMMON STOCKS (CONTINUED)                    OF SHARES    VALUE
               -------------------------                    ---------    -----
COMMUNICATIONS EQUIPMENT - 2.5%
Avaya, Inc.* .........................................         1,000   $   12,940
Cisco Systems, Inc.* .................................        22,300      541,667
JDS Uniphase Corporation* ............................         7,300       26,645
Lucent Technologies, Inc.* ...........................        12,800       36,352
Motorola, Inc. .......................................         4,000       56,280
Qlogic Corporation* ..................................           200       10,320
Qualcomm, Inc. .......................................         2,500      134,825
Scientific Atlanta, Inc. .............................           500       13,650
                                                                       ----------
                                                                          832,679

COMPUTER & ELECTRONICS RETAIL - 0.2%
Best Buy Company, Inc. ...............................         1,000       52,240
RadioShack Corporation ...............................           500       15,340
                                                                       ----------
                                                                           67,580

COMPUTER HARDWARE - 3.4%
Apple Computer, Inc.* ................................         1,100       23,507
Dell, Inc* ...........................................         8,200      278,472
Hewlett-Packard Company ..............................         9,600      220,512
International Business Machines
 Corporation .........................................         5,500      509,740
NCR Corporation* .....................................           300       11,640
Sun Microsystems, Inc.* ..............................        20,800       93,392
                                                                       ----------
                                                                        1,137,263

COMPUTER STORAGE & PERIPHERALS - 0.4%
EMC Corporation* .....................................         7,000       90,440
Lexmark International, Inc.* .........................           400       31,456
Network Appliance, Inc.* .............................           600       12,318
                                                                       ----------
                                                                          134,214

CONSTRUCTION & ENGINEERING - 0.0%
Fluor Corporation ....................................           100        3,964

CONSTRUCTION & FARM MACHINERY - 0.3%
Caterpillar, Inc. ....................................         1,000       83,020
Paccar, Inc. .........................................           400       34,048
                                                                       ----------
                                                                          117,068

CONSTRUCTION MATERIALS - 0.0%
Vulcan Materials Company .............................           300       14,271

CONSUMER FINANCE - 1.1%
American Express Company .............................         3,100      149,513
Capital One Financial Corporation ....................           700       42,903
MBNACorporation ......................................         4,800      119,280
SLM Corporation ......................................         1,500       56,520
                                                                       ----------
                                                                          368,216

DATA PROCESSING & OUTSOURCED SERVICES - 1.1%
Automatic Data Processing, Inc. ......................         1,900       75,259
Computer Sciences Corporation* .......................           600       26,538
Concord EFS, Inc.* ...................................         5,108       75,803
Convergys Corporation* ...............................         3,500       61,110
Electronic Data Systems Corporation ..................           300        7,362
First Data Corporation ...............................         1,317       54,115
Fiserv, Inc.* ........................................           600       23,706
Sabre Holdings Corporation ...........................           400        8,636
Sungard Data Systems, Inc. ...........................         1,500       41,565
                                                                       ----------
                                                                          374,094

DEPARTMENT STORES - 0.4%
Federated Department Stores, Inc. ....................           600       28,278
Kohl's Corporation* ..................................         1,100       49,434
May Department Stores Company ........................           200        5,814
Sears, Roebuck & Company .............................           800       36,392
                                                                       ----------
                                                                          119,918

DISTRIBUTORS - 0.0%
Genuine Parts Company ................................           100        3,320

DIVERSIFIED BANKS - 4.0%
Bank of America Corporation ..........................         4,600      369,978
Bank One Corporation .................................         3,600      164,124
Comerica, Inc. .......................................           500       28,030
Fleetboston Financial Company ........................         3,300      144,045
U.S. Bancorp .........................................         4,400      131,032
Wachovia Corporation .................................         4,300      200,337
Wells Fargo & Company ................................         5,300      312,117
                                                                       ----------
                                                                        1,349,663

DIVERSIFIED CAPITAL MARKETS - 0.9%
J.P. Morgan Chase & Company ..........................         7,800      286,494

DIVERSIFIED CHEMICALS - 1.2%
Dow Chemical Company .................................         2,700      112,239
E.I. du Pont de Nemours &
 Company .............................................         2,400      110,136
Eastman Chemical Company .............................           200        7,906
Engelhard Corporation ................................         2,000       59,900
Hercules, Inc.* ......................................         4,500       54,900
PPG Industries, Inc. .................................           900       57,618
                                                                       ----------
                                                                          402,699

DIVERSIFIED COMMERCIAL SERVICES - 0.8%
Apollo Group, Inc.* ..................................           900       61,200
Cendant Corporation* .................................         5,400      120,258
Deluxe Corporation ...................................         1,300       53,729
Equifax, Inc. ........................................           500       12,250
H&R Block, Inc. ......................................           600       33,222
                                                                       ----------
                                                                          280,659

DIVERSIFIED METALS & MINING - 0.1%
Freeport-McMoRan Copper & Gold,
 Inc. (Cl.B) .........................................           500       21,065

                           30 See accompanying notes.

DECEMBER 31, 2003

SERIES H (ENHANCED INDEX)(CONTINUED)

                                                              NUMBER     MARKET
               COMMON STOCKS (CONTINUED)                    OF SHARES    VALUE
               -------------------------                    ---------    -----
DRUG RETAIL - 0.2%
CVS Corporation ......................................           200   $    7,224
Walgreen Company .....................................         2,000       72,760
                                                                       ----------
                                                                           79,984

ELECTRIC UTILITIES - 1.7%
American Electric Power Company,
 Inc .................................................         1,200       36,612
CenterPoint Energy, Inc. .............................         3,200       31,008
Consolidated Edison, Inc. ............................           700       30,107
Dominion Resources, Inc. .............................         1,800      114,894
DTE Energy Company ...................................           500       19,700
Edison International* ................................         2,000       43,860
Entergy Corporation ..................................           700       39,991
Exelon Corporation ...................................           300       19,908
FPL Group, Inc. ......................................           600       39,252
FirstEnergy Corporation ..............................           900       31,680
PG&E Corporation* ....................................         1,300       36,101
PPL Corporation ......................................           500       21,875
Progress Energy, Inc. ................................           800       36,208
Progress Energy, Inc. -
 Contingent Value Obligation* ........................           700          154
Southern Company .....................................           700       21,175
TXU Corporation ......................................         1,500       35,580
                                                                       ----------
                                                                          558,105

ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
Emerson Electric Company .............................         1,700      110,075
Power-One, Inc.* .....................................         3,300       35,739
                                                                       ----------
                                                                          145,814

ELECTRONIC EQUIPMENT MANUFACTURERS - 0.5%
Agilent Technologies, Inc.* ..........................         2,200       64,328
PerkinElmer, Inc. ....................................         2,900       49,503
Symbol Technologies, Inc. ............................           900       15,201
Thermo Electron Corporation* .........................           600       15,120
Waters Corporation* ..................................           400       13,264
                                                                       ----------
                                                                          157,416

ELECTRONIC MANUFACTURING SERVICES - 0.1%
Jabil Circuit, Inc.* .................................           500       14,150
Sanmina-Sci Corporation* .............................         1,300       16,393
Solectron Corporation* ...............................         2,100       12,411
                                                                       ----------
                                                                           42,954

EMPLOYMENT SERVICES - 0.1%
Monster Worldwide, Inc.* .............................           400        8,784
Robert Half International, Inc.* .....................           500       11,670
                                                                       ----------
                                                                           20,454

ENVIRONMENTAL SERVICES - 0.2%
Allied Waste Industries, Inc.* .......................         1,000       13,880
Waste Management, Inc. ...............................         1,800       53,280
                                                                       ----------
                                                                           67,160

FERTILIZERS & AGRICULTURAL CHEMICALS - 0.2%
Monsanto Company .....................................         1,900       54,682

FOOD DISTRIBUTORS - 0.1%
Sysco Corporation ....................................           800       29,784

FOOD RETAIL - 0.8%
Albertson's, Inc......................................         1,300       29,445
Kroger Company* ......................................         5,000       92,550
Safeway, Inc.* .......................................         3,700       81,067
SuperValu, Inc. ......................................         2,200       62,898
                                                                       ----------
                                                                          265,960

FOOTWEAR - 0.2%
Nike, Inc. (Cl.B) ....................................           800       54,768

FOREST PRODUCTS - 0.2%
Louisiana-Pacific Corporation* .......................           400        7,152
Weyerhaeuser Company .................................           900       57,600
                                                                       ----------
                                                                           64,752

GAS UTILITIES - 0.3%
KeySpan Corporation ..................................           500       18,400
Kinder Morgan, Inc. ..................................           500       29,550
Nicor, Inc. ..........................................           100        3,404
NiSource, Inc. .......................................           800       17,552
Peoples Energy Corporation ...........................           200        8,408
Sempra Energy ........................................           700       21,042
                                                                       ----------
                                                                           98,356

GENERAL MERCHANDISE STORES - 0.4%
Big Lots, Inc.* ......................................           300        4,263
Family Dollar Stores, Inc. ...........................           600       21,528
Target Corporation ...................................         2,900      111,360
                                                                       ----------
                                                                          137,151

GOLD - 0.1%
Newmont Mining Corporation ...........................           400       19,444

HEALTH CARE DISTRIBUTORS - 0.4%
AmerisourceBergen Corporation ........................           400       22,460
Cardinal Health, Inc. ................................         1,400       85,624
McKesson Corporation .................................           900       28,944
                                                                       ----------
                                                                          137,028

HEALTH CARE EQUIPMENT - 1.4%
Baxter International, Inc. ...........................           600       18,312
Becton, Dickinson & Company ..........................           800       32,912
Boston Scientific Corporation* .......................         1,800       66,168
Guidant Corporation ..................................         1,000       60,200
Medtronic, Inc. ......................................         3,900      189,579
St. Jude Medical, Inc. ...............................           600       36,810
Stryker Corporation ..................................           100        8,501
Zimmer Holdings, Inc.* ...............................           600       42,240
                                                                       ----------
                                                                          454,722

HEALTH CARE FACILITIES - 0.4%
HCA, Inc..............................................           700       30,072
Health Management Associates, Inc. ...................           300        7,200
Manor Care, Inc. .....................................           300       10,371
Tenet Healthcare Corporation* ........................         4,400       70,620
                                                                       ----------
                                                                          118,263

                           31 See accompanying notes.

DECEMBER 31, 2003

SERIES H (ENHANCED INDEX)(CONTINUED)

                                                              NUMBER     MARKET
               COMMON STOCKS (CONTINUED)                    OF SHARES    VALUE
               -------------------------                    ---------    -----
HEALTH CARE SERVICES - 0.3%
Express Scripts, Inc.* ...............................           200   $   13,286
IMS Health, Inc. .....................................           800       19,888
Medco Health Solutions ...............................           820       27,872
Quest Diagnostics, Inc.* .............................           600       43,866
                                                                       ----------
                                                                          104,912

HEALTH CARE SUPPLIES - 0.0%
Millipore Corporation* ...............................           100        4,305

HOME ENTERTAINMENT SOFTWARE - 0.1%
Electronic Arts, Inc. ................................           600       28,668

HOME FURNISHINGS - 0.0%
Leggett & Platt, Inc. ................................           600       12,978

HOME IMPROVEMENT RETAIL - 1.4%
Home Depot, Inc. .....................................         8,600      305,214
Lowe's Companies, Inc. ...............................         2,800      155,092
                                                                       ----------
                                                                          460,306

HOTELS, RESORTS & CRUISE LINES - 0.2%
Carnival Corporation .................................           700       27,811
Marriott International, Inc. .........................           700       32,340
Starwood Hotels & Resorts
 Worldwide, Inc. .....................................           600       21,582
                                                                       ----------
                                                                           81,733

HOUSEHOLD APPLIANCES - 0.1%
Black & Decker Corporation ...........................           200        9,864
Snap-on, Inc. ........................................           200        6,448
Whirlpool Corporation ................................           200       14,530
                                                                       ----------
                                                                           30,842

HOUSEHOLD PRODUCTS - 1.8%
Clorox Company .......................................           700       33,992
Colgate-Palmolive Company ............................         1,700       85,085
Kimberly-Clark Corporation ...........................         2,000      118,180
Procter & Gamble Company .............................         3,600      359,568
                                                                       ----------
                                                                          596,825

HOUSEWARES & SPECIALTIES - 0.2%
Fortune Brands, Inc. .................................           400       28,596
Newell Rubbermaid, Inc. ..............................           800       18,216
Tupperware Corporation ...............................           200        3,468
                                                                       ----------
                                                                           50,280

HYPERMARKETS & SUPERCENTERS - 2.5%
Costco Wholesale Corporation .........................         2,800      104,104
Wal-Mart Stores, Inc. ................................        13,900      737,395
                                                                       ----------
                                                                          841,499

INDUSTRIAL CONGLOMERATES - 4.5%
3M Company ...........................................         2,500      212,575
General Electric Company .............................        33,300    1,031,634
Textron, Inc. ........................................           400       22,824
Tyco International, Ltd. .............................         8,400      222,600
                                                                       ----------
                                                                        1,489,633

INDUSTRIAL GASES - 0.2%
Air Products & Chemicals, Inc. .......................           800       42,264
Praxair, Inc.........................................          1,000       38,200
                                                                       ----------
                                                                           80,464

INDUSTRIAL MACHINERY - 0.7%
Crane Company ........................................           200        6,148
Danaher Corporation ..................................           500       45,875
Illinois Tool Works, Inc. ............................         1,000       83,910
ITT Industries, Inc. .................................           300       22,263
Pall Corporation .....................................         2,200       59,026
                                                                       ----------
                                                                          217,222

INSURANCE BROKERS - 0.6%
Aon Corporation ......................................         3,100       74,214

Marsh & McLennan Companies,
 Inc .................................................         2,700      129,303
                                                                       ----------
                                                                          203,517

INTEGRATED OIL & GAS - 4.0%
ChevronTexaco Corporation ............................         3,900      336,921
ConocoPhillips .......................................         1,300       85,241
Exxon Mobil Corporation ..............................        21,100      865,100
Marathon Oil Corporation .............................           100        3,309
Occidental Petroleum Corporation .....................         1,300       54,912
                                                                       ----------
                                                                        1,345,483

INTEGRATED TELECOMMUNICATION SERVICES - 2.4%
AT&T Corporation .....................................         2,400       48,720
Alltel Corporation ...................................         1,000       46,580
BellSouth Corporation ................................         5,800      164,140
Citizens Communications Company* .....................           700        8,694
Qwest Communications International,
 Inc.* ...............................................         5,200       22,464
SBC Communications, Inc. .............................         8,500      221,595
Verizon Communications, Inc. .........................         8,700      305,196
                                                                       ----------
                                                                          817,389

INTERNET RETAIL - 0.4%
eBay, Inc.* ..........................................         2,300      148,557

INTERNET SOFTWARE & SERVICES - 0.1%
Yahoo!, Inc.* ........................................         1,000       45,170

INVESTMENT BANKING & BROKERAGE - 1.8%
Bear Stearns Companies, Inc. .........................           600       47,970
Charles Schwab Corporation ...........................           700        8,288
Goldman Sachs Group, Inc. ............................         1,700      167,841
Lehman Brothers Holdings, Inc. .......................           500       38,610
Merrill Lynch & Company, Inc. ........................         3,300      193,545
Morgan Stanley .......................................         2,600      150,462
                                                                       ----------
                                                                          606,716

IT CONSULTING & OTHER SERVICES - 0.0%
Unisys Corporation* ..................................           900       13,365

                           32 See accompanying notes.

DECEMBER 31, 2003

SERIES H (ENHANCED INDEX)(CONTINUED)

                                                              NUMBER     MARKET
               COMMON STOCKS (CONTINUED)                    OF SHARES    VALUE
               -------------------------                    ---------    -----
LEISURE PRODUCTS - 0.0%
Brunswick Corporation ................................           300   $    9,549
Mattel, Inc. .........................................           100        1,927
                                                                       ----------
                                                                           11,476

LIFE & HEALTH INSURANCE - 0.9%
Aflac, Inc. ..........................................           400       14,472
Jefferson-Pilot Corporation ..........................           500       25,325
John Hancock Financial
 Services, Inc. ......................................         1,000       37,500
Lincoln National Corporation .........................         1,700       68,629
MetLife, Inc. ........................................         3,300      111,111
Prudential Financial, Inc. ...........................           500       20,885
Torchmark Corporation ................................           400       18,216
UnumProvident Corporation ............................           300        4,731
                                                                       ----------
                                                                          300,869

MANAGED HEALTH CARE - 0.8%
Aetna, Inc. ..........................................           500       33,790
Anthem, Inc.* ........................................           400       30,000
Humana, Inc.* ........................................         1,200       27,420
UnitedHealth Group, Inc. .............................         2,300      133,814
WellPoint Health Networks, Inc.* .....................           400       38,796
                                                                       ----------
                                                                          263,820

METAL & GLASS CONTAINERS - 0.2%
Pactiv Corporation* ..................................         2,600       62,140

MOTORCYCLE MANUFACTURERS - 0.3%
Harley-Davidson, Inc. ................................         1,900       90,307

MOVIES & ENTERTAINMENT - 2.1%
Time Warner, Inc.* ...................................        17,000      305,830
Viacom, Inc. (Cl.B) ..................................         5,600      248,528
Walt Disney Company ..................................         6,400      149,312
                                                                       ----------
                                                                          703,670

MULTI-LINE INSURANCE - 2.1%
American International Group, Inc. ...................         9,100      603,148
Hartford Financial Services Group,
 Inc .................................................           200       11,806
Loews Corporation ....................................         1,700       84,065
                                                                       ----------
                                                                          699,019

MULTI-UTILITIES & UNREGULATED POWER - 0.8%
Calpine Corporation* .................................        10,890       52,381
Constellation Energy Group, Inc. .....................         1,100       43,076
Duke Energy Corporation ..............................         2,800       57,260
Dynegy, Inc.* ........................................        13,300       56,924
Public Service Enterprise
 Group, Inc. .........................................         1,200       52,560
Williams Companies, Inc. .............................         1,300       12,766
                                                                       ----------
                                                                          274,967

OFFICE ELECTRONICS - 0.1%
Xerox Corporation* ...................................         2,400       33,120

OFFICE SERVICES & SUPPLIES - 0.2%
Pitney Bowes, Inc. ...................................         1,900       77,178

OIL & GAS DRILLING - 0.1%
Noble Corporation* ...................................           500       17,890
Transocean, Inc.* ....................................           900       21,609
                                                                       ----------
                                                                           39,499

OIL & GAS EQUIPMENT & SERVICES - 0.5%
Baker Hughes, Inc. ...................................         1,100       35,376
BJ Services Company* .................................           600       21,540
Schlumberger, Ltd. ...................................         1,800       98,496
                                                                       ----------
                                                                          155,412

OIL & GAS EXPLORATION & PRODUCTION - 1.0%
Anadarko Petroleum Corporation .......................         1,800       91,818
Apache Corporation ...................................           500       40,550
Burlington Resources, Inc. ...........................           700       38,766
Devon Energy Corporation .............................           800       45,808
Eog Resources, Inc. ..................................           900       41,553
Kerr-McGee Corporation ...............................           900       41,841
Unocal Corporation ...................................           800       29,464
                                                                       ----------
                                                                          329,800

OIL & GAS REFINING, MARKETING & TRANSPORTATION - 0.0%
Ashland, Inc. ........................................           100        4,406
Sunoco, Inc. .........................................           100        5,115
                                                                       ----------
                                                                            9,521

OTHER DIVERSIFIED FINANCIAL SERVICES - 2.6%
Citigroup, Inc. ......................................        17,300      839,742
Principal Financial Group, Inc. ......................         1,000       33,070
                                                                       ----------
                                                                          872,812

PACKAGED FOODS & MEATS - 0.8%
Cambell Soup Company .................................         1,300       34,840
General Mills, Inc. ..................................         1,200       54,360
H.J. Heinz Company ...................................         1,100       40,073
Kellogg Company ......................................         1,300       49,504
Sara Lee Corporation .................................         2,500       54,275
Wm. Wrigley Jr. Company ..............................           700       39,347
                                                                       ----------
                                                                          272,399

PAPER PACKAGING - 0.2%
Sealed Air Corporation* ..............................         1,100       59,554

PAPER PRODUCTS - 0.3%
Georgia-Pacific Corporation ..........................           700       21,469
International Paper Company ..........................         1,500       64,665
                                                                       ----------
                                                                           86,134

PERSONAL PRODUCTS - 0.4%
Gillette Company .....................................         3,200      117,536

                           33 See accompanying notes.

DECEMBER 31, 2003

SERIES H (ENHANCED INDEX)(CONTINUED)

                                                              NUMBER     MARKET
               COMMON STOCKS (CONTINUED)                    OF SHARES    VALUE
               -------------------------                    ---------    -----
PHARMACEUTICALS - 8.4%
Abbott Laboratories ..................................         4,900   $  228,340
Allergan, Inc.........................................           400       30,724
Bristol-Myers Squibb Company .........................         6,100      174,460
Eli Lilly & Company ..................................         3,600      253,188
Forest Laboratories, Inc.* ...........................           300       18,540
Johnson & Johnson ....................................        10,300      532,098
King Pharmaceuticals, Inc.* ..........................         4,100       62,566
Merck & Company, Inc. ................................         7,100      328,020
Pfizer, Inc. .........................................        26,000      918,580
Schering-Plough Corporation ..........................         2,300       39,997
Watson Pharmaceuticals, Inc.* ........................           400       18,400
Wyeth ................................................         4,600      195,270
                                                                       ----------
                                                                        2,800,183

PHOTOGRAPHIC PRODUCTS - 0.1%
Eastman Kodak Company ................................         1,100       28,237

PROPERTY & CASUALTY INSURANCE - 1.7%
Ace, Ltd. ............................................         2,100       86,982
Allstate Corporation .................................         2,300       98,946
Ambac Financial Group, Inc. ..........................           400       27,756
Chubb Corporation ....................................           800       54,480
MBIA, Inc.............................................           500       29,615
Progressive Corporation ..............................           500       41,795
Safeco Corporation ...................................           500       19,465
St. Paul Companies, Inc. .............................           800       31,720
Travelers Property Casualty
 Corporation .........................................         5,280       89,602
XL Capital, Ltd. .....................................         1,000       77,550
                                                                       ----------
                                                                          557,911

PUBLISHING - 0.6%
Gannett Company, Inc. ................................           900       80,244
Knight-Ridder, Inc. ..................................           300       23,211
McGraw-Hill Companies, Inc. ..........................           600       41,952
Tribune Company ......................................         1,000       51,600
                                                                       ----------
                                                                          197,007

RAILROADS - 0.6%
Burlington Northern Santa Fe
 Corporation .........................................         1,300       42,055
CSX Corporation ......................................           800       28,752
Norfolk Southern Corporation .........................         1,400       33,110
Union Pacific Corporation ............................         1,200       83,376
                                                                       ----------
                                                                          187,293

REAL ESTATE INVESTMENT TRUSTS - 0.4%
Apartment Investment &
 Management Company ..................................         1,200       41,400
Equity Office Properties Trust .......................         2,900       83,085
Plum Creek Timber Company, Inc. ......................           500       15,225
                                                                       ----------
                                                                          139,710

REGIONAL BANKS - 1.4%
BB&T Corporation .....................................         1,800       69,552
Charter One Financial, Inc. ..........................         1,300       44,915
Fifth Third Bancorp ..................................         1,200       70,920
First Tennesse National Corporation ..................           400       17,640
National City Corporation ............................         2,000       67,880
PNC Financial Services Group .........................           900       49,257
Regions Financial Corporation ........................           700       26,040
Southtrust Corporation ...............................         1,100       36,003
Suntrust Banks, Inc. .................................           200       14,300
Synovus Financial Corporation ........................           900       26,028
Union Platers Corporation ............................           700       22,043
Zions Bancorporation .................................           300       18,399
                                                                       ----------
                                                                          462,977

RESTAURANTS - 0.6%
Darden Restaurants, Inc. .............................           500       10,520
McDonald's Corporation ...............................         2,400       59,592
Starbucks Corporation* ...............................         1,300       42,978
Wendy's International, Inc. ..........................           100        3,924
Yum! Brands, Inc.* ...................................         2,200       75,680
                                                                       ----------
                                                                          192,694

SEMICONDUCTOR EQUIPMENT - 0.5%
Applied Materials, Inc.* .............................         5,200      116,740
KLA-Tencor Corporation* ..............................           600       35,202
Teradyne, Inc.* ......................................           600       15,270
                                                                       ----------
                                                                          167,212

SEMICONDUCTORS - 3.4%
Altera Corporation* ..................................         1,200       27,240
Analog Devices, Inc. .................................         1,100       50,215
Applied Micro Circuits Corporation* ..................           900        5,382
Broadcom Corporation .................................         1,600       54,544
Intel Corporation ....................................        20,700      666,540
LSI Logic Corporation* ...............................         6,400       56,768
Maxim Integrated Products, Inc. ......................         1,000       49,800
Micron Technology, Inc.* .............................         3,300       44,451
National Semiconductor
 Corporation* ........................................           400       15,764
Nvidia Corporation* ..................................           500       11,625
Texas Instruments, Inc. ..............................         3,900      114,582
Xilinx, Inc.* ........................................         1,100       42,614
                                                                       ----------
                                                                        1,139,525

SOFT DRINKS - 2.1%
Coca-Cola Company ....................................         7,000      355,250
Coca-Cola Enterprises, Inc. ..........................         1,500       32,805
Pepsi Bottling Group, Inc. ...........................           900       21,762
Pepsico, Inc..........................................         6,400      298,368
                                                                       ----------
                                                                          708,185

SPECIALIZED FINANCE - 0.1%
Moody's Corporation ..................................           800       48,440

                           34 See accompanying notes.

DECEMBER 31, 2003

SERIES H (ENHANCED INDEX)(CONTINUED)

                                                            PRINCIPAL
                                                            AMOUNT OR
                                                              NUMBER     MARKET
               COMMON STOCKS (CONTINUED)                    OF SHARES    VALUE
               -------------------------                    ---------    -----
SPECIALTY CHEMICALS - 0.2%
Ecolab, Inc. .........................................           900   $   24,633
Rohm & Haas Company ..................................           700       29,897
Sigma-Aldrich Corporation ............................           200       11,436
                                                                       ----------
                                                                           65,966

SPECIALTY STORES - 0.7%
AutoNation, Inc.* ....................................         1,900       34,903
AutoZone, Inc.* ......................................           300       25,563
Bed Bath & Beyond, Inc.* .............................         1,000       43,350
Office Depot, Inc.* ..................................         3,900       65,169
Staples, Inc.* .......................................         2,300       62,790
Toys 'R' Us, Inc.* ...................................           700        8,848
                                                                       ----------
                                                                          240,623

STEEL - 0.2%
Allegheny Technologies, Inc. .........................         5,400       71,388

SYSTEMS SOFTWARE - 4.1%
BMC Software, Inc.* ..................................           800       14,920
Computer Associates
 International, Inc. .................................         1,800       49,212
Microsoft Corporation ................................        34,000      936,360
Oracle Corporation* ..................................        18,400      242,880
Symantec Corporation* ................................         1,600       55,440
Veritas Software Corporation* ........................         1,900       70,604
                                                                       ----------
                                                                        1,369,416

THRIFTS & MORTGAGE FINANCE - 1.7%
Fannie Mae ...........................................         3,700      277,722
Freddie Mac ..........................................         2,200      128,304
Washington Mutual, Inc. ..............................         3,900      156,468
                                                                       ----------
                                                                          562,494

TIRES & RUBBER - 0.0%
Cooper Tire & Rubber Company .........................           200        4,276
Goodyear Tire & Rubber Company .......................           300        2,358
                                                                       ----------
                                                                            6,634

TOBACCO - 1.2%
Altria Group, Inc. ...................................         7,300      397,266

TRADING COMPANIES & DISTRIBUTORS - 0.0%
W.W. Grainger, Inc. ..................................           300       14,217

WIRELESS TELECOMMUNICATION SERVICES - 0.8%
AT&T Wireless Services, Inc.* ........................        15,200      121,448
Nextel Communications, Inc.* .........................         2,800       78,568
Sprint Corporation (PCS Group)* ......................        14,300       80,366
                                                                       ----------
                                                                          280,382

 Total common stocks
  (cost $31,860,255) - 97.6% .........................                 32,595,399

U.S. GOVERNMENT
U.S. Treasury Bill,
 0.95%, 01-22-04(1) ..................................       $90,000       89,959
                                                                       ----------
 Total U.S. goverment
  (cost $89,953) - 0.3% ..............................                     89,959

                                                            PRINCIPAL    MARKET
               REPURCHASE AGREEMENT                          AMOUNT      VALUE
               --------------------                         ---------    -----
United Missouri Bank, 0.50%, 01-02-04
 (Collateralized by FNMA bond,
 01-20-04 with a value of $680,000
 and a repurchase amount of
 $666,019) ...........................................      $666,000   $   666,000
                                                                       -----------
 Total repurchase agreement
  (cost $666,000) - 2.0% .............................                     666,000
                                                                       -----------
 Total investments
  (cost $32,616,208) - 99.9% .........................                  33,351,358
 Cash & other assets, less liabilities - 0.1% ........                      19,969
                                                                       -----------
 Total net assets - 100.0% ...........................                 $33,371,327
                                                                       ===========

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $34,760,703.

*Non-income producing security

(1)Security is segregated as collateral for futures, options written or forward exchange contracts.

                           35 See accompanying notes.

SERIES J (MID CAP GROWTH SERIES)*
February 15, 2004

[PHOTO OF JAMES P. SCHIER]

    James P. Schier
Senior Portfolio Manager

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

TO OUR CONTRACTHOLDERS:

For the year, the Series gained 56.32%(1) versus 30.95% for the S&P MidCap 400/Barra Growth Index.(2) Stock selection drove results during the year with nine of ten sectors having a positive contribution. While a lower quality focus dominated good results in 2003, the Series outperformed by staying focused on our investment philosophy process. This includes finding appreciable securities of companies that are able to grow/reinvest in increasingly profitable ventures and holding them over 3-5 years to capture the best part of the improvement in profits and/or profitability. We divest or sell as marginal results wane.

TECHNOLOGY, HEALTHCARE, AND TELECOM SERVICES TOP PERFORMERS

The Series' technology holdings gained in aggregate 68% while the technology component of the mid-cap growth benchmark advanced 33.5%. Most of this difference was the Series'exposure to telecom equipment names. The stocks performed solidly as the market could begin to see that an increasing capital spending environment would be unfolding. Out of this group, Finisar (communication equipment) was the strongest contributor, gaining 108%. In the Fall, Finisar was awarded Cisco's optical supplier of the year award and has benefited as Cisco has gained business with large telecom service providers. Outside of the telecom equipment space, KFx (utility technology) gained 176%. KFx has a technology to remove many of the contaminants from coal while condensing the mineral. This has tremendous benefits in meeting clean air requirements for utilities as well as upgrading the quality of low BTU ore for mining companies. During the year KFx received their first commercial order from an independent third party, Arch Coal. Microsemiconductor (semiconductor) gained 308% throughout the year. The company was viewed as a Homeland Security beneficiary since 39% of its revenues are from the military and the company provides semiconductors used as systems solutions in the satellite communication areas.

Stock selection was also strong in the Health Care sector. The Series'holdings gained almost 75% versus 41% for the Health sector in the benchmark. An emphasis on biotechnology was very advantageous as five of the Series' holdings in this sector gained more than 100%. Esperion (biotech) was the star for the year gaining 386%. Esperion's focus is on generating drugs that can help reduce cholesterol systemically in the body. Impressive early clinical trial results in several drug formulations eventually lead to a $35 per share buyout offer made by Pfizer in December. Ligand Pharmaceuticals (pharmaceuticals) advanced 173% as the company's commercial pain relief product, Avinza continued to grow its market share in the multi-billion dollar market. Avinza's biggest advantage is its sustained release formulation that allows for once a day delivery.

Telecom services was also a solid sector for the Series. As the Series'only significant holding, At Road (transportation communication), gained 215%. The company, which provides vehicle tracking devices and monitoring services for fleet operators had several significant business wins during the year.

OUTLOOK FOR 2004:

To think about the future, we must explore what happened during the past. During 2002 the price of safety was too high, as short-term government yields were less than 1%. There were significant incentives to take the risk in owning equities during 2003. This was due to depressed valuations and very high levels of monetary and fiscal stimulus. Today, these mispricings have largely evaporated. While safety is still expensive (returns on low risk investments are still almost non-existent), the risk in equities is higher given the solid gains over the past year. While we continue to believe that the market's better opportunities continue to reside in small stocks, they are trading at much smaller discounts to larger companies while medium sized companies are basically trading at parity. We believe in the future the markets will have to confront a government policy that will begin to focus on deficit control. This could serve to provide a restraining influence on the stock market expansion.

February 15, 2004

Even though safety is expensive, the Series does not desire to take risk when the rewards diminish. We would anticipate that as the market drifts higher, we will be increasingly shifting exposures to stocks with more liquidity and business visibility. Should the market correct, the Series will examine those future opportunities as well. On a thematic basis the Series continues to see favorable trends in telecom equipment, energy and energy technology, and less of an opportunity in financials, utilities and consumer areas.

Sincerely,

Jim Schier
Senior Portfolio Manager

(2) The S&P MidCap 400/Barra Growth Index is created by Standard and Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a price to book value calculation. The S&P MidCap 400 Index is so rebalanced twice a year.

                          AVERAGE ANNUAL TOTAL RETURNS
                           AS OF DECEMBER 31, 2003(1)

               1 Year        5 Years        10 Years
Series J       56.32%         12.14%         12.88%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  SERIES J VS.
                       S&P midcap 400/Barra Growth Index

[LINE GRAPH]

   DATE                       Value
SBL FUND SERIES J
  12/31/93                  10000.0000
   3/31/94                   9308.3980
   6/30/94                   8546.2244
   9/30/94                   9362.7001
  12/31/94                   9489.7956
 3/31/1995                   9779.2908
 6/30/1995                  10379.4639
 9/30/1995                  11636.2970
12/31/1995                  11339.7408
 3/31/1996                  12187.0440
 6/30/1996                  13133.1992
 9/30/1996                  13459.1528
12/31/1996                  13385.8059
 3/31/1997                  12329.6108
 6/30/1997                  14185.2869
 9/30/1997                  16357.2618
12/31/1997                  16056.1617
 3/31/1998                  17870.2290
 6/30/1998                  17474.9816
 9/30/1998                  14597.1222
  12/31/98                  18938.3988
 3/31/1999                  18858.6931
 6/30/1999                  21903.9491
 9/30/1999                  22093.0337
12/31/1999                  30653.3436
 3/31/2000                  36234.9972
 6/30/2000                  34648.9535
 9/30/2000                  38657.5188
12/31/2000                  35789.5562
 3/31/2001                  29374.2423
 6/30/2001                  32897.6360
 9/30/2001                  23400.8904
12/31/2001                  30460.3063
 3/31/2002                  30995.1109
 6/30/2002                  25334.0868
 9/30/2002                  19137.7412
12/31/2002                  21479.7725
 3/31/2003                  20931.0680
 6/30/2003                  26953.4341
 9/30/2003                  29696.9564
12/31/2003                  33578.0368
S&P MIDCAP GROWTH INDEX
  12/31/93                   10,000.00
   3/31/94                    9,537.31
   6/30/94                    8,796.82
   9/30/94                    9,524.10
  12/31/94                    9,301.65
   3/31/95                   10,064.77
   6/30/95                   10,940.38
   9/30/95                   12,092.93
  12/31/95                   11,840.77
   3/31/96                   12,703.03
   6/30/96                   13,058.84
   9/30/96                   13,582.31
  12/31/96                   14,020.77
   3/31/97                   13,646.16
   6/30/97                   16,116.49
   9/30/97                   19,013.64
  12/31/97                   18,262.98
   3/31/98                   20,492.70
   6/30/98                   20,446.23
   9/30/98                   17,344.09
  12/31/98                   24,627.20
   3/31/99                   23,240.43
   6/30/99                   26,360.74
   9/30/99                   24,527.73
  12/31/99                   31,369.22
   3/31/00                   37,315.78
  06/30/00                   36,055.83
  09/30/00                   40,153.81
  12/31/00                   34,241.08
 3/31/2001                   28,026.03
 6/30/2001                   32,382.78
 9/30/2001                   25,855.84
12/31/2001                   31,511.23
 3/31/2002                   32,598.99
 6/30/2002                   28,357.02
 9/30/2002                   24,229.19
12/31/2002                   25,471.33
 3/31/2003                   24,703.17
 6/30/2003                   28,659.47
 9/30/2003                   30,381.83
12/31/2003                   33,361.61

                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series J (Mid Cap Growth Series) on December 31, 1993 and reflects the fees and expenses of Series
J. On December 31, 2003 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $33,578. By comparison, the same $10,000 investment would have grown to $33,362 based on the S&P MidCap 400/Barra Growth Index.

* The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES J (MID CAP GROWTH)

                                                                  NUMBER               MARKET
COMMON STOCKS (CONTINUED)                                       OF SHARES              VALUE
------------------------------------------------------------------------------------------------
APPLICATION SOFTWARE - 2.3%
Cognos, Inc.* ........................................                8,900          $   272,518
Hyperion Solutions Corporation* ......................              130,000            3,918,200
Intelidata Technologies Corporation* .................            1,200,000            1,980,000
Tibco Software, Inc.* ................................              588,400            3,983,468
                                                                                     -----------
                                                                                      10,154,186

ASSET MANAGEMENT & CUSTODY BANKS - 2.3%
Northern Trust Corporation ...........................              140,000            6,498,800
Waddell & Reed Financial, Inc. .......................              160,000            3,753,600
                                                                                     -----------
                                                                                      10,252,400

BIOTECHNOLOGY - 4.6%
Cell Genesys, Inc.* ..................................              126,000            1,630,440
Charles River Laboratories
  International, Inc.* ...............................               71,000            2,437,430
Exact Sciences Corporation* ..........................              380,000            3,845,600
Genvec, Inc.* ........................................              268,600              886,380
Kosan Biosciences, Inc.* .............................              275,900            2,720,374
Novavax, Inc.* .......................................              305,300            1,831,800
Sciclone Pharmaceuticals, Inc.* ......................              814,479            5,522,168
Vical, Inc.* .........................................              334,000            1,643,280
                                                                                     -----------
                                                                                      20,517,472

BROADCASTING & CABLE TV - 0.8%
Cinar Corporation (Cl.B)* ............................              995,400            3,593,394

COMMUNICATIONS EQUIPMENT - 12.8%
Adaptec, Inc.* .......................................            1,020,000            9,006,600
ADC Telecommunications, Inc.* ........................            2,300,000            6,831,000
Ciena Corporation* ...................................              635,000            4,216,400
Cisco Systems, Inc.* .................................               93,400            2,268,686
CommScope, Inc.* .....................................              340,000            5,552,200
EFJ, Inc.* ...........................................              546,099            3,221,984
Extreme Networks, Inc.* ..............................              550,000            3,965,500
Finisar Corporation* .................................            2,400,000            7,512,000
Harmonic, Inc.* ......................................              201,200            1,458,700
Harris Corporation ...................................              125,000            4,743,750
Sonus Networks, Inc.* ................................              308,000            2,328,480
Symmetricom, Inc.* ...................................              283,300            2,062,424
Terayon Communication Systems,
  Inc.* ..............................................              923,600            4,156,200
                                                                                     -----------
                                                                                      57,323,924

COMPUTER STORAGE & PERIPHERALS - 1.1%
Drexler Technology Corporation* ......................              300,000            4,101,000
Maxtor Corporation* ..................................               90,352            1,002,907
                                                                                     -----------
                                                                                       5,103,907

CONSTRUCTION & ENGINEERING - 1.7%
Shaw Group, Inc.* ....................................              571,300            7,781,106

DATA PROCESSING & OUTSOURCED SERVICES - 3.1%
Computer Sciences Corporation* .......................              167,900            7,426,217
Fiserv, Inc.* ........................................              155,000            6,124,050
Sabre Holdings Corporation ...........................               13,350              288,227
                                                                                     -----------
                                                                                      13,838,494
DIVERSIFIED COMMERCIAL SERVICES - 1.3%
Cendant Corporation* .................................               44,600              993,242
FTI Consulting, Inc.* ................................               90,000            2,103,300
Navigant Consulting, Inc.* ...........................              154,900            2,921,414
                                                                                     -----------
                                                                                       6,017,956

ELECTRIC UTILITIES - 2.8%
Kfx, Inc.* ...........................................            1,680,000           12,684,000

ELECTRICAL COMPONENTS & EQUIPMENT - 4.7%
American Power Conversion Corporation ................                6,000              146,700
Energy Conversion Devices, Inc.* .....................              255,200            2,304,456
Plug Power, Inc.* ....................................              936,000            6,786,000
Power-One, Inc.* .....................................            1,100,000           11,913,000
                                                                                     -----------
                                                                                      21,150,156

ELECTRONIC EQUIPMENT MANUFACTURERS - 3.3%
Aeroflex, Inc.* ......................................              418,000            4,886,420
Identix, Inc.* .......................................              119,000              529,550
Maxwell Technologies, Inc.* ..........................              619,100            4,395,610
Universal Display Corporation* .......................              356,200            4,869,254
                                                                                     -----------
                                                                                      14,680,834

EXCHANGE TRADED FUNDS - 3.3%
iShares Russell 2000 Growth Index Fund ...............               76,400            4,526,700
iShares Russell 2000 Index Fund ......................               10,000            1,108,000
iShares S&P MidCap 400/BARRA
  Growth Index Fund ..................................               37,700            4,474,990
iShares S&PMidCap 400 Index Fund .....................               39,800            4,580,980
                                                                                     -----------
                                                                                      14,690,670

HEALTH CARE EQUIPMENT - 0.1%
Bioject Medical Technologies, Inc.* ..................              116,300              348,900

HEALTH CARE FACILITIES - 3.5%
Amsurg Corporation* ..................................              138,100            5,232,609
LifePoint Hospitals, Inc.* ...........................              102,000            3,003,900
United Surgical Partners International, Inc.* ........              120,000            4,017,600
U.S. Physical Therapy, Inc.* .........................              225,300            3,543,969
                                                                                     -----------
                                                                                      15,798,078

HEALTH CARE DISTRIBUTORS & SERVICES - 3.4%
Hooper Holmes, Inc. ..................................            1,049,100            6,483,438
NDCHealth Corporation ................................              234,900            6,018,138
Providence Service Corporation* ......................              165,500            2,677,790
                                                                                     -----------
                                                                                      15,179,366

HEALTH CARE SUPPLIES - 0.9%
Orthovita, Inc.* .....................................              875,000            2,808,750
Staar Surgical Company* ..............................              123,600            1,391,736
                                                                                     -----------
                                                                                       4,200,486
INDUSTRIAL MACHINERY - 1.6%
Flowserve Corporation* ...............................              162,000            3,382,560
Quixote Corporation ..................................               82,000            2,001,620
Tennant Company ......................................               35,500            1,537,150
                                                                                     -----------
                                                                                       6,921,330

                          38  See accompanying notes.

DECEMBER 31, 2003

SERIES J (MID CAP GROWTH) (CONTINUED)

                                                                                        NUMBER              MARKET
COMMON STOCKS (CONTINUED)                                                             OF SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
INSURANCE BROKERS - 0.9%
Arthur J. Gallagher & Company .............................................              120,000          $ 3,898,800

INTERNET SOFTWARE & SERVICES - 0.6%
At Road, Inc.* ............................................................              192,500            2,560,250

IT CONSULTING & OTHER SERVICES - 5.4%
Accenture, Ltd.* ..........................................................               25,100              660,632
Acxiom Corporation*(1) ....................................................              936,600           17,392,662
Keane, Inc.*(1) ...........................................................              430,400            6,301,056
                                                                                                          -----------
                                                                                                           24,354,350

LEISURE PRODUCTS - 0.7%
Mattel, Inc. ..............................................................              170,000            3,275,900

MOVIES & ENTERTAINMENT - 1.3%
Lions Gate Entertainment
  Corporation* ............................................................            1,341,700            6,010,816

MULTI-UTILITIES & UNREGULATED POWER - 0.6%
Williams Companies, Inc. ..................................................              270,000            2,651,400

OIL & GAS DRILLING - 1.9%
Ensco International, Inc. .................................................              192,000            5,216,640
Rowan Companies, Inc.* ....................................................              140,000            3,243,800
                                                                                                          -----------
                                                                                                            8,460,440

OIL & GAS EQUIPMENT & SERVICES - 2.4%
BJ Services Company* ......................................................              163,300            5,862,470
Cooper Cameron Corporation* ...............................................              103,000            4,799,800
                                                                                                          -----------
                                                                                                           10,662,270
OIL & GAS EXPLORATION & PRODUCTION - 4.4%
Eog Resources, Inc. .......................................................              146,000            6,740,820
Evergreen Resources, Inc.* ................................................              381,000           12,386,310
Syntroleum Corporation* ...................................................               79,650              344,088
                                                                                                          -----------
                                                                                                           19,471,218

OIL & GAS REFINING, MARKETING & TRANSPORTATION - 0.9%
Western Gas Resources, Inc. ...............................................               90,000            4,252,500

PACKAGED FOODS & MEATS - 0.2%
Monterey Pasta Company* ...................................................              231,000              861,630

PHARMACEUTICALS - 8.7%
Esperion Therapeutics, Inc.* ..............................................              484,000           16,751,240
Hollis-Eden Pharmaceuticals, Inc.* ........................................              522,346            5,751,029
Ligand Pharmaceuticals, Inc. (Cl.B)* ......................................            1,111,800           16,332,342
                                                                                                          -----------
                                                                                                           38,834,611

PUBLISHING - 1.9%
E.W. Scripps Company ......................................................               90,000            8,472,600

REGIONAL BANKS - 0.8%
Boston Private Financial Holdings, Inc. ...................................              150,000            3,726,000

                                                                                      PRINCIPAL
                                                                                      AMOUNT OR
                                                                                        NUMBER              MARKET
COMMON STOCKS (CONTINUED)                                                             OF SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
RESTAURANTS - 0.6%
Rare Hospitality International, Inc.* .....................................              100,500          $ 2,456,220

SEMICONDUCTORS - 7.0%
Applied Micro Circuits Corporation* .......................................            1,040,000            6,219,200
Fairchild Semiconductor International, Inc.* ..............................               39,500              986,315
Hi/fn, Inc.* ..............................................................              337,200            4,012,680
IXYS Corporation* .........................................................              596,400            5,576,340
LSI Logic Corporation* ....................................................              420,000            3,725,400
Microsemi Corporation* ....................................................              124,750            3,066,355
Monolithic System Technology, Inc.* .......................................              526,000            4,497,300
Xicor, Inc.* ..............................................................              298,600            3,386,124
                                                                                                          -----------
                                                                                                           31,469,714

SPECIALTY CHEMICALS - 0.7%
Rentech, Inc.* ............................................................            2,601,000            2,965,140

SPECIALTY STORES - 1.6%
Cost Plus, Inc.* ..........................................................               56,700            2,324,700
Hibbett Sporting Goods, Inc.* .............................................              165,000            4,917,000
                                                                                                          -----------
                                                                                                            7,241,700

SYSTEMS SOFTWARE - 1.8%
Microsoft Corporation .....................................................               94,600            2,605,284
Network Associates, Inc.* .................................................               19,000              285,760
Red Hat, Inc.* ............................................................               40,400              758,308
Wind River Systems, Inc.* .................................................              484,100            4,240,716
                                                                                                          -----------
                                                                                                            7,890,068

TECHNOLOGY DISTRIBUTORS - 0.1%
Ingram Micro, Inc.* .......................................................               28,500              453,150

TRADING COMPANIES & DISTRIBUTORS - 1.7%
MSC Industrial Direct Company, Inc. .......................................              280,000            7,700,000
                                                                                                          -----------
  Total common stocks
  (cost $353,425,927) - 97.8% .............................................                               437,905,436

WARRANTS
Bioject Medical Technology, Inc. ..........................................               16,875                2,767
Hollis-Eden Pharmaceuticals, Inc. .........................................               18,126              111,127
KFx, Inc. .................................................................              336,000            1,819,634
Orthovita, Inc. ...........................................................              175,000              206,372
                                                                                                          -----------
  Total warrants (cost $817,768) - 0.5% ...................................                                 2,139,900

U.S. GOVERNMENT AGENCIES
Federal National Mortgage Association:
0.90%, 01-02-04 ............................................................          $1,400,000            1,399,969
1.00%, 01-26-04 ............................................................          $1,500,000            1,498,958
1.00%, 01-28-04 ............................................................          $1,600,000            1,598,800
                                                                                                          -----------
Total U.S. government agencies (cost $4,497,727) - 1.0% ....................                                4,497,727

                          39  See accompanying notes.

December 31, 2003

SERIES J (MIDCAP GROWTH) (CONTINUED)

                                                           PRINCIPAL              MARKET
REPURCHASE AGREEMENT                                         AMOUNT                VALUE
--------------------------------------------------------------------------------------------
United Missouri Bank, 0.50%, 01-02-04
    (Collateralized by FNMA bond,
    01-20-04 with a value of $1,116,000
    and a repurchase amount of
    ($1,093,042) ...............................          $  1,093,000          $  1,093,000
    Total repurchase agreement
      (cost $1,093,000)- 0.2% ..................                                   1,093,000
    Total investments
      (cost $359,834,422) - 99.5% ..............                                 445,636,063
    Cash & other assets, less liabilities -
       0.5% ....................................                                   2,292,357
                                                                                ------------
    Total net assets - 100.0% ..................                                $447,928,420
                                                                                ============

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $361,625,980.

* Non-income producing security

(1) Security is segregated as collateral for futures, options written or forward exchange contracts.

                           40 See accompanying notes.

SERIES N (MANAGED ASSET ALLOCATION SERIES)*
February 15, 2004

[PHOTO OF EDMUND M. NOTZON]

Edmund M. Notzon
Portfolio Manager

[T. ROWE PRICE LOGO]

SUBADVISOR,
T. ROWE PRICE ASSOCIATES, INC.

TO OUR CONTRACTHOLDERS:

ENVIRONMENT

U.S. stocks rose in 2003, and several major indexes finished the year at their highest levels in nearly two years. In fact, 2003 was the first positive year for the S&P 500 since 1999. After declining for most of the first quarter the market surged starting in mid-March, as investor sentiment abruptly turned with a new round of tax cuts and a late-June reduction in the fed funds target rate to stimulate the economy.

Small-cap stocks strongly outpaced large-cap stocks. U.S. bonds produced positive returns, but they were subdued relative to recent years. High-yield bonds surged, enjoying their best year in a decade as the economy and stock market improved and as fixed-income investors seeking higher yields embraced riskier assets. Non-U.S. stocks strongly outpaced their domestic counterparts, thanks in part to the U.S. dollar's protracted weakness versus major foreign currencies.

PERFORMANCE

For the 12 months ended December 31, 2003, the Series outperformed its 60% S&P 500/40% Lehman U.S. Aggregate benchmark. The portfolio returned 23.90%, compared to a 18.48% return for the benchmark.(1)

PORTFOLIO HIGHLIGHTS

Over the past 12 months, the portfolio has benefited from a general overweighting in equities, and from an overweighting to international equities in particular. We also overweighted high-yield bonds, which outperformed other fixed-income sectors as investors searched for yield.

OUTLOOK

While we can't be sure that the equity markets will outperform over the near term, we believe that given the prospects for a recovering economy the longer-term outlook for the asset class is favorable. In line with this outlook, we are overweighting equities and the more economically sensitive sectors of the fixed income market, such as high-yield bonds.

Sincerely,

Edmund M. Notzon
Portfolio Manager

SERIES N (MANAGED ASSET ALLOCATION SERIES)
(CONTINUED)
February 15, 2004

                          AVERAGE ANNUAL TOTAL RETURNS
                           AS OF DECEMBER 31, 2003(1)

                                                                Since
                                                              Inception
                        1 Year            5 Years             (6-1-95)
Series N                23.90%              2.94%               8.17%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          SERIES N VS. BLENDED INDEX &
                                 S&P 500 INDEX

                                  [LINE GRAPH]

   DATE          VALUE
SBL FUND SERIES N
  6/1/1995     1000.0000
 6/30/1995    10070.0000
 9/30/1995    10440.0000
12/31/1995    10730.0000
 3/31/1996    10970.0000
 6/30/1996    11160.0000
 9/30/1996    11448.6844
12/31/1996    12103.1827
 3/31/1997    12203.8747
 6/30/1997    13512.8712
 9/30/1997    14117.2225
12/31/1997    14334.0928
 3/31/1998    15544.0252
 6/30/1998    15946.9399
 9/30/1998    15225.9347
12/31/1998    16975.4327
 3/31/1999    17327.5542
 6/30/1999    17855.8990
 9/30/1999    18955.7189
12/31/1999    18628.5722
 3/31/2000    19079.4408
 6/30/2000    18881.4985
 9/30/2000    18919.6825
12/31/2000    18460.4669
 3/31/2001    17200.9787
 6/30/2001    17856.6214
 9/30/2001    16378.2114
12/31/2001    17522.3722
 3/31/2002    17690.7102
 6/30/2002    16695.5260
 9/30/2002    14993.2370
12/31/2002    15834.9004
 3/31/2003    15620.1899
 6/30/2003    17539.1651
 9/30/2003    17996.6467
12/31/2003    19619.4707
S&P 500 INDEX
   6/01/95     10,000.00
   6/30/95     10,232.00
   9/30/95     11,045.37
  12/31/95     11,710.49
   3/31/96     12,338.58
   6/30/96     12,891.78
   9/30/96     13,290.32
  12/31/96     14,398.75
   3/31/97     14,784.33
   6/30/97     17,365.69
   9/30/97     18,667.97
  12/31/97     19,204.65
   3/31/98     21,883.72
   6/30/98     22,606.56
   9/30/98     20,357.02
  12/31/98     24,690.70
   3/31/99     25,924.50
   6/30/99     27,751.50
   9/30/99     26,018.24
  12/31/99     29,889.36
   3/31/00     30,576.32
  06/30/00     29,765.52
  09/30/00     29,477.60
  12/31/00     27,173.21
 3/31/2001     23,953.00
 6/30/2001     25,355.62
 9/30/2001     21,636.12
12/31/2001     23,949.47
 3/31/2002     24,014.56
 6/30/2002     20,798.00
 9/30/2002     17,206.02
12/31/2002     18,659.17
 3/31/2003     18,071.52
 6/30/2003     20,853.28
 9/30/2003     21,405.18
12/31/2003     24,011.57
BLENDED INDEX
   6/01/95        10,000
   6/30/95        10,168
   9/30/95        10,732
  12/31/95        11,304
   3/31/96        11,583
   6/30/96        11,920
   9/30/96        12,235
  12/31/96        12,995
   3/31/97        13,180
   6/30/97        14,738
   9/30/97        15,606
  12/31/97        16,067
   3/31/98        17,498
   6/30/98        18,012
   9/30/98        17,262
  12/31/98        19,437
   3/31/99        19,979
   6/30/99        20,751
   9/30/99        20,023
  12/31/99        21,770
   3/31/00        22,289
  06/30/00        22,086
  09/30/00        22,238
  12/31/00        21,556
 3/31/2001        20,264
 6/30/2001        21,033
 9/30/2001        19,509
12/31/2001        20,758
 3/31/2002        20,810
 6/30/2002        19,402
 9/30/2002        17,684
12/31/2002        18,722
 3/31/2003        18,471
 6/30/2003        20,343
 9/30/2003        20,663
12/31/2003        22,182

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series N. On December 31, 2003, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $19,619. By comparison, the same $10,000 investment would have grown to $22,182 based on a blended index of 60% S&P 500 and 40% Lehman Aggregate Bond Index. Comparison is also made to the S&P 500 Index. The same $10,000 investment would have grown to $24,012 based on the S&P 500 Index.

* The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION)

                                           PRINCIPAL     MARKET
       CORPORATE BONDS                      AMOUNT       VALUE
----------------------------------------------------------------
AEROSPACE & DEFENSE - 0.2%
BE Aerospace, 8.50% - 2010(1)              $ 25,000     $ 26,812
Boeing Company, 8.75% - 2021 ...........     20,000       25,416
Gencorp, Inc., 9.50% - 2013(1) .........     50,000       51,875
Sequa Corporation, 9.00% - 2009 ........     25,000       27,562
                                                        --------
                                                         131,665

AUTOMOTIVE - 0.5%
Asbury Automotive Group,
 8.00% - 2014(1) .......................     25,000       25,125
Autozone, Inc., 4.75% - 2010 ...........     30,000       30,111
DaimlerChrysler N.A. Holdings,
 6.50% - 2013 ..........................     70,000       73,739
Dana Corporation, 7.00% - 2029 .........     25,000       24,844
Dura Operating Corporation,
 9.00% - 2009 ..........................     25,000       25,000
Eagle-Picher, Inc., 9.75% - 2013(1) ....     25,000       27,000
General Motors, 8.375% - 2033 ..........     50,000       58,041
Hertz Corporation, 4.70% - 2006 ........     20,000       20,352
Intermet Corporation, 9.75% - 2009 .....     25,000       25,625
TRW Automotive, Inc.,
 9.375% - 2013 .........................     50,000       57,125
Williams Scotsman, Inc.,
 10.00% - 2008 .........................     25,000       27,406
                                                        --------
                                                         394,368

BANKING - 0.7%
ABN Amro Bank N.V., 7.125% - 2007 ......     35,000       39,485
BB & T Corporation, 6.50% - 2011 .......     20,000       22,447
Bank of America Corporation,
 4.875% - 2012 .........................     60,000       60,307
Bank One Corporation, 5.25% - 2013 .....     75,000       76,941
Capital One Bank, 4.25% - 2008 .........     45,000       44,805
Countrywide Home Loans, Inc.,
 5.50% - 2007 ..........................     35,000       37,502
General Motors Acceptance
 Corporation, 7.25% - 2011 .............     60,000       65,826
J.P. Morgan Chase & Company,
 5.75% - 2013 ..........................     50,000       52,724
Northern Trust Company,
 4.60% - 2013 ..........................     25,000       24,243
State Street Corporation,
 7.65% - 2010 ..........................     60,000       71,775
Union Planters Corporation,
 4.375% - 2010 .........................     30,000       29,877
U.S. Bank N.A., 2.85% - 2006 ...........     40,000       40,194
Wachovia Corporation,
 6.40% - 2008 ..........................     20,000       22,054
                                                        --------
                                                         588,180

BASIC INDUSTRY - OTHER - 0.0%
Owen-Ilinois, Inc., 7.35% - 2008 .......     25,000       25,656

BEVERAGE - 0.1%
Bottling Group, LLC, 4.625% - 2012 .....   $ 40,000     $ 39,782
Coca-Cola Enterprises, Inc.,
 6.125% - 2011 .........................     40,000       44,236
Le-Nature's, Inc., 9.00% - 2013(1) .....     25,000       26,375
                                                        --------
                                                         110,393

BROKERAGE - 0.2%
Bear Stearns Company, Inc.,
 4.00% - 2008 ..........................     60,000       61,112
Franklin Resources, Inc.,
 3.70% - 2008 ..........................     15,000       14,919
Goldman Sachs Group, Inc.:
 4.125% - 2008 .........................     55,000       56,392
 6.125% - 2033 .........................     20,000       20,141
Lehman Brothers Holdings,
 4.00% - 2008 ..........................     30,000       30,598
Morgan Stanley, 3.625% - 2008 ..........     25,000       25,035
                                                        --------
                                                         208,197

BUILDING MATERIALS - 0.4%
American Builders & Contractors Supply
 Company, Inc., 10.625% - 2007 .........     50,000       51,750
Associated Materials Inc.,
 9.75% - 2012 ..........................     25,000       27,375
Celulosa Arauco Constitu,
 5.125% - 2013 .........................     40,000       39,132
Kopper's, Inc., 9.875% - 2013(1) .......     25,000       27,562
Masco Corporation, 5.875% - 2012 .......     70,000       74,466
Norcraft, 9.00% - 2011(1)...............     25,000       27,000
Nortek, Inc., 9.875% - 2011 ............     50,000       55,125
                                                        --------
                                                         302,410

CAPITAL GOODS - OTHER - 0.1%
Agco Corporation, 9.50% - 2008 .........     25,000       27,375
Rexnord Corporation,
 10.125% - 2012 ........................     25,000       27,375
                                                        --------
                                                          54,750

CHEMICALS - 0.4%
Chevron Phillips Chemical
 Company, LLC, 5.375% - 2007 ...........     35,000       37,263
Dow Chemical, 6.125% - 2011 ............     30,000       32,280
Equistar Chemical/Funding,
 10.625% - 2011 ........................     25,000       27,625
Lyondell Chemical Company,
 9.625% - 2007 .........................     25,000       26,500
MacDermid, Inc., 9.125% - 2011 .........     50,000       56,000
Nalco Company, 7.75% - 2011(1)..........     25,000       26,750
Noveon International, Inc.,
 13.00% - 2011(7) ......................     26,625       28,356
Resolution Performance,
 9.50% - 2010 ..........................     25,000       25,375
Salt Holdings Corporation, Inc.,
 0.00% - 2013(1),(2) ...................    100,000       69,000
United Agri Products,
 8.25% - 2011(1) .......................     50,000       51,375
                                                        --------
                                                         380,524

                            43 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                           PRINCIPAL     MARKET
    CORPORATE BONDS (CONTINUED)             AMOUNT       VALUE
----------------------------------------------------------------
COMMUNICATIONS - OTHER - 0.2%
Dex Media East, LLC:
 9.875% - 2009 .........................   $ 25,000     $ 28,625
 12.125% - 2012 ........................     50,000       61,500
International Business Machines
 Corporation, 4.25% - 2009 .............     55,000       56,422
Liberty Group Operating, Inc.,
 9.375% - 2008 .........................     25,000       25,250
                                                        --------
                                                         171,797

CONSUMER PRODUCTS - 0.4%
Actuant Corporation, 13.00% - 2009 .....     49,000       63,700
American Achievement Corporation,
 11.625% - 2007 ........................     25,000       27,500
American Safety Razor Company,
 9.875% - 2005 .........................     25,000       25,000
Bunge, Ltd. Finance Corporation,
 4.375% - 2008(1) ......................     35,000       35,207
Chattem, Inc., 8.875% - 2008 ...........     25,000       25,750
Couche-Tard,
 7.50% - 2013(1) .......................     25,000       26,187
Eircom Funding, 8.25% - 2013 ...........     25,000       27,687
Equinox Holdings, Ltd.,
 9.00% - 2009(1) .......................     25,000       25,812
Jostens Holding Corporation,
 0.00% - 2013(1,2) .....................     25,000       15,687
Jostens, Inc., 12.75% - 2010 ...........     25,000       28,406
Rayovac Corporation, 8.50% - 2013 ......     25,000       26,500
                                                        --------
                                                         327,436

DISTRIBUTORS - NATURAL GAS - 0.1%
Entergy Gulf States, Inc., 5.20% - 2007      40,000       41,203
Noram Energy Resources, 6.50% - 2008 ...     11,000       11,784
Sempra Energy, 6.00% - 2013 ............     45,000       47,809
                                                        --------
                                                         100,796

DIVERSIFIED MANUFACTURING - 0.0%
Hutchison Whampoa International,
 Ltd., 6.50% - 2013(1) .................     35,000       36,453
ELECTRIC UTILITIES - 1.1%
AES Corporation:
 8.875% - 2011 .........................     50,000       54,500
 9.00% - 2015(1) .......................     25,000       28,250
AMI Semiconductor, Inc.,
 10.75% - 2013 .........................     16,000       19,080
Allegheny Energy Supply:
 7.80% - 2011 ..........................     50,000       46,375
 8.50% - 2012(1,2) .....................     25,000       23,562
Appalachian Power Company,
 4.80% - 2005 ..........................     45,000       46,848
Black Hills Corporation, 6.50% - 2013 ..     40,000       40,545
CE Electric, 6.853% - 2004(1) ..........     45,000       46,465

CMS Energy Corporation,
 9.875% - 2007 .........................     25,000       27,875
Entergy Louisiana, Inc., 6.50% - 2008 ..    125,000      127,538
Exelon Generation Company, LLC,
 5.35% - 2014(1)                             35,000       34,857
Firstenergy Corporation, 5.50% - 2006 ..     40,000       41,434
Florida Power & Light, 5.95% - 2033 ....     30,000       30,729
Ohio Edison, 4.00% - 2008(1) ...........     45,000       44,008
PSEG Energy Holdings, 8.50% - 2011 .....     25,000       27,719
Pepco Holdings, Inc., 3.75% - 2006 .....     35,000       35,658
Pinnacle West Capital Corporation,
 6.40% - 2006 ..........................     40,000       42,909
Public Service New Mexico,
 4.40% - 2008 ..........................     40,000       40,505
Reliant Resources, Inc., 9.50% - 2013(1)     25,000       26,750
Sanmina SCI Corporation,
 10.375% - 2010 ........................     25,000       29,250
Suburban Propane Partners,
 6.875% - 2013(1) ......................     25,000       25,250
TNP Enterprises, Inc., 10.25% - 2010 ...     25,000       27,250
WPD Holdings UK, 6.875% - 2007(1) ......     25,000       25,559
                                                        --------
                                                         892,916

ENERGY - INDEPENDENT - 0.0%
Calpine Corporation:
 8.50% - 2010(1) .......................     25,000       24,375
 9.875% - 2011(1) ......................     25,000       25,688
                                                        --------
                                                          50,063

ENERGY - INTEGRATED - 0.2%
American Electric Power,
 5.375% - 2010 .........................     30,000       31,432
ConocoPhillips, 5.90% - 2032 ...........     40,000       40,106
Illinova Corporation, 11.50% - 2010 ....     25,000       30,000
Occidental Petroleum, 4.25% - 2010 .....     15,000       15,094
TXU Energy Company, 7.00% - 2013 .......     15,000       16,590
                                                        --------
                                                         133,222

ENERGY - OTHER - 0.1%
Fairchild Semiconductor Corporation,
 10.50% - 2009 .........................     50,000       55,750
South Point Energy, 9.825% - 2019(1) ...     25,000       22,625
                                                        --------
                                                          78,375

ENTERTAINMENT - 0.2%
AMF Bowling Worldwide,
 13.00% - 2008 .........................     25,000       28,031
Old Evangeline Downs,
 13.00% - 2010 .........................     25,000       26,875
Six Flags, Inc.:
 9.50% - 2009 ..........................     25,000       26,187
 9.75% - 2013 ..........................     25,000       26,313
Town Sports International,
 9.625% - 2011 .........................     25,000       26,750
                                                        --------
                                                         134,156

                            44 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)

                                           PRINCIPAL     MARKET
    CORPORATE BONDS (CONTINUED)             AMOUNT       VALUE
----------------------------------------------------------------
ENVIRONMENTAL - 0.2%
Allied Waste North America,
 7.875% - 2013 .........................   $ 25,000     $ 27,062
Casella Waste Systems, 9.75% - 2013 ....     25,000       28,000
Fisher Scientific International,
 8.125% - 2012 .........................     22,000       23,595
IESI Corporation, 10.25% - 2012 ........     25,000       27,781
Synagro Technologies, Inc.,
 9.50% - 2009 ..........................     25,000       27,125
                                                        --------
                                                         133,563

FINANCIAL-OTHER - 0.1%
Dollar Financial Group, 9.75% - 2011(1)      25,000       25,875
IPC Acquisition Corporation,
 11.50% - 2009 .........................     25,000       27,250
Orion Power Holdings, Inc.,
 12.00% - 2010 .........................     25,000       30,375
                                                        --------
                                                          83,500

FINANCIAL COMPANIES - CAPTIVE
 CONSUMER - 0.1%
Ford Motor Credit Company,
 6.50% - 2007 ..........................     95,000      101,196
FINANCIAL COMPANIES - NONCAPTIVE
 CONSUMER - 0.3%
Household Finance Corporation:
 5.75% - 2007 ..........................     15,000       16,217
 6.375% - 2012 .........................     15,000       16,456
International Lease Finance
 Corporation,  6.375% - 2009 ............    100,000      110,163
PHH Corporation, 7.125% - 2013 .........     35,000       39,196
SLM Corporation, 4.00% - 2009 ..........     55,000       55,378
Williams Scotsman, Inc.,
 9.875% - 2007 .........................     25,000       25,312
                                                        --------
                                                         262,722

FINANCIAL COMPANIES - NONCAPTIVE
 DIVERSIFIED - 0.4%
CIT Group, Inc.:
 2.875% - 2006 .........................     20,000       20,053
 7.75% - 2012 ..........................     45,000       53,165
Citigroup, Inc., 5.625% - 2012 .........     60,000       63,339
General Electric Capital Corporation:
 3.50% - 2008 ..........................     50,000       50,051
 6.00% - 2012 ..........................    100,000      108,445
John Deere Capital Corporation,
 7.00% - 2012 ..........................     45,000       51,840
                                                        --------
                                                         346,893

FOOD - 0.3%
Agrilink Foods, Inc., 11.875% - 2008 ...      6,000        6,375
Dole Food Company, 8.875% - 2011 .......     25,000       27,438
McCormick & Company, Inc.,
 6.40% - 2006 ..........................     65,000       70,369
Pantry, Inc., 10.25% - 2007 ............     25,000       25,875
Pinnacle Foods Holding, Inc.,
 8.25% - 2013(1) .......................     25,000       25,875
Premium Standard Farms,
 9.25% - 2011 ..........................     25,000       25,250
Travelcenters of America, Inc.,
 12.75% - 2009 .........................     50,000       57,500
                                                        --------
                                                         238,682

GAMING - 0.2%
Ameristar Casinos, Inc.,
 10.75% - 2009 .........................     25,000       28,750
Argosy Gaming Company,
 10.75% - 2009 .........................     25,000       27,000
Penn National Gaming, Inc.,
 11.125% - 2008 ........................     25,000       28,062
Turning Stone Casino,
 9.125% - 2010(1) ......................     25,000       27,188
Venetian Casino Resort LLC,
 11.00% - 2010 .........................     25,000       29,000
                                                        --------
                                                         140,000

HEALTH CARE - 0.2%
Ameripath, Inc., 10.50% -2013 ..........     25,000       26,625
Concentra Operating Corporation,
 13.00% - 2009 .........................     25,000       27,875
Genesis Healthcare Corporation,
 8.00% - 2013(1) .......................     25,000       26,062
Highmark, Inc., 6.80% - 2013(1)              20,000       21,729
Insight Health Services Corporation,
 9.875% - 2011 .........................     25,000       26,500
Tenet Healthcare Corporation,
 7.375% - 2013 .........................     25,000       25,125
Vicar Operating, Inc.,
 9.875% - 2009 .........................     25,000       27,750
                                                        --------
                                                         181,666

HOME CONSTRUCTION - 0.1%
Pulte Homes, Inc., 7.875% - 2011 .......     35,000       41,252
WCI Communities, Inc.,
 10.625% - 2011 ........................     25,000       28,250
                                                        --------
                                                          69,502

INDUSTRIAL - OTHER - 0.0%
National Waterworks, Inc.,
 10.50% - 2012 .........................     25,000       27,938

                            45 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                           PRINCIPAL     MARKET
    CORPORATE BONDS (CONTINUED)             AMOUNT       VALUE
----------------------------------------------------------------
INSURANCE - LIFE - 0.5%
AIG Sunamerica Global Finance XII,
 5.30% - 2007(1) ......................... $ 70,000     $ 74,995
Allstate Financial Global Funding,
 5.25% - 2007(1) .........................   45,000       48,370
John Hancock Global Funding II,
 5.625% - 2006(1) ........................   65,000       69,583
Marsh & McLennan Company, Inc.,
 3.625% - 2008 ...........................   20,000       20,071
Metlife, Inc., 6.125% - 2011 .............   50,000       54,530
Nationwide Financial Services, Inc.,
 5.90% - 2012 ............................   85,000       88,714
NLV Financial Corporation,
 7.50% - 2033(1) .........................   30,000       31,154
Principal Life Global,
 5.125% - 2013(1) ........................   45,000       45,117
Prudential Financial, Inc.,
 3.75% - 2008 ............................   35,000       35,017
                                                          ------
                                                         467,551

INSURANCE - PROPERTY & CASUALTY - 0.0%
Fund American Companies, Inc.,
 5.875% - 2013 .........................     20,000       20,242

LODGING - 0.2%
Courtyard by Marriott, 10.75% - 2008 ...     50,000       50,187
Extended Stay America, 9.875% - 2011 ...     25,000       28,000
John Q. Hammons Hotels, LP,
 8.875% - 2012 .........................     25,000       27,563
Station Casinos, Inc., 9.875% - 2010 ...     25,000       27,500
                                                        --------
                                                         133,250

MEDIA - CABLE - 0.4%
CCO Holdings LLC/Cap Corporation,
 8.75% - 2013 ..........................     25,000       25,437
CSC Holdings, Inc., 7.625% - 2011 ......     25,000       26,312
Charter Communications Holdings II:
 10.25% - 2010(1) ......................     25,000       26,250
 11.125% - 2011 ........................     25,000       22,938
Comcast Corporation, 5.85% - 2010 ......     80,000       85,417
Cox Communcations, Inc.,
 7.875% - 2009 .........................     40,000       47,262
Granite Broadcasting Corporation,
 9.75% - 2010(1) .......................     25,000       24,938
Hearst-Argyle Television,
 7.00% - 2018 ..........................     30,000       33,088
Insight Midwest, 10.50% - 2010 .........     25,000       27,187
Mediacom Broadband, LLC,
 11.00% - 2013 .........................     25,000       28,063
                                                        --------
                                                         346,892

MEDIA - NONCABLE - 0.7%
AOL Time
 Warner, Inc.,  7.625% - 2031 ..........     40,000       46,151
Canwest Media, Inc., 10.625% - 2011 ....     25,000       28,562
Clear Channel Communications,
 4.625% - 2008 .........................     35,000       36,101
Coinmach Corporation,
 9.00% - 2010 ..........................     25,000       27,125
Dex Media Finance/West:
 8.50% - 2010(1) .......................     25,000       27,844
 9.875% - 2013(1) ......................     25,000       29,063
Hollinger Participation,
 12.125% - 2010(1) .....................     25,000       29,687
Houghton Mifflin Company,
 9.875% - 2013 .........................     25,000       27,500
Liberty Media Corporation,
 2.67% - 2006 ..........................     20,000       20,217
Motorola, Inc., 6.75% - 2006 ...........     25,000       26,932
News America, Inc., 6.55% - 2033 .......     45,000       46,747
Quebecor Media, Inc.,
 11.125% - 2011 ........................     50,000       57,875
R.H. Donnelley Financial Corporation:
 8.875% - 2010 .........................     25,000       28,125
 10.875% - 2012 ........................     50,000       59,313
Transwestern Publishing Company,
 9.625% - 2007 .........................     25,000       25,875
Univision Communications,
 2.875% - 2006 .........................     20,000       19,931
Viacom, Inc., 5.625% - 2012 ............     30,000       31,923
XM Satellite Radio, Inc.:
 0.00% - 2009(2) .......................     25,000       22,344
 12.00% - 2010 .........................     25,000       28,250
                                                        --------
                                                         619,565

METALS - 0.3%
Allegheny Technologies, 8.375% - 2011 ..     25,000       24,500
Century Aluminum Company,
 11.75% - 2008 .........................     25,000       27,875
Euromax International plc,
 8.50% - 2011(1) .......................     25,000       26,687
Gerdau Ameristeel Corporation,
 10.375% - 2011(1) .....................     25,000       27,625
Jorgensen Earle M. Company,
 9.75% - 2012 ..........................     50,000       55,500
Neenah Corporation, 13.00% - 2013(1) ...     25,000       25,250
Steel Dynamics, Inc., 9.50% - 2009 .....     25,000       27,750
Texas Industries, Inc., 10.25% - 2011 ..     25,000       28,250
Trimas Corporation, 9.875% - 2012 ......     25,000       26,063
                                                        --------
                                                         269,500

                            46 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                           PRINCIPAL     MARKET
    CORPORATE BONDS (CONTINUED)             AMOUNT       VALUE
----------------------------------------------------------------
METALS & MINING - 0.1%
Alcan, Inc., 6.125% - 2033 .............   $ 40,000     $ 40,244
BHP Billiton Finance USA, Ltd.,
 4.80% - 2013 ..........................     35,000       35,089
Freeport McMoran Resource Partners,
 7.00% - 2008 ..........................     50,000       32,000
                                                        --------
                                                         107,333

NATURAL GAS - 0.0%
Nuevo Energy Company, 9.50% - 2008 .....        500          524

OIL FIELD SERVICES - 0.3%
Baker Hughes, Inc., 6.875% - 2029 ......     55,000       62,280
Chesapeake Energy Corporation,
 9.00% - 2012 ..........................     25,000       28,750
Devon Financing Corporation,
 6.875% - 2011 .........................     35,000       39,687
Encore Acquisition Company,
 8.375% - 2012 .........................     25,000       27,062
Hilcorp Energy,
 10.50% - 2010(1) ......................     25,000       27,375
North America Energy Partner,
 8.75% - 2011(1) .......................     25,000       26,250
Pemex Project Funding Master Trust,
 7.375% - 2014 .........................     55,000       58,713
Pride Petroleum Services, Inc.,
 9.375% - 2007 .........................     14,000       14,420
                                                        --------
                                                         284,537

PACKAGING - 0.2%
Bway Corporation, 10.00% - 2010 ........     25,000       27,250
Four M Corporation, 12.00% - 2006 ......     50,000       49,750
Graphic Packaging International,
 8.50% - 2011(1) .......................     25,000       27,375
Greif Brothers Corporation,
 8.875% - 2012 .........................     25,000       27,500
Owens-Brockway Glass Containers:
 8.875% - 2009 .........................     25,000       27,406
 8.25% - 2013 ..........................     25,000       26,844
                                                        --------
                                                         186,125

PAPER - 0.3%
Boise Cascade Company, 7.00% - 2013 ....     25,000       25,989
Georgia-Pacific Corporation,
 9.375% - 2013 .........................     25,000       28,750
Longview Fibre Company,
 10.00% - 2009 .........................     25,000       27,437
Plastipak Holdings, Inc.,
 10.75% - 2011 .........................     25,000       27,813
Potlatch Corporation,
 10.00% - 2011 .........................     25,000       27,875
Sealed Air Corporation,
 5.375% - 2008(1) ......................     40,000       42,236
Weyerhaeuser Company,
 6.75% - 2012 ..........................     45,000       49,092
                                                        --------
                                                         229,192

PHARMACEUTICALS - 0.1%
Abbott Laboratories, 5.625% - 2006 .....     55,000       59,325
Alpharma, Inc.,
 8.625% - 2011(1) ......................     25,000       25,312
Amerisourcebergen Corporation,
 8.125% - 2008 .........................     25,000       28,188
                                                        --------
                                                         112,825

PIPELINES - 0.5%
ANR Pipeline Company,
 8.875% - 2010 .........................     25,000       28,125
Buckeye Partners, 6.75% - 2033 .........     20,000       20,978
Duke Capital Corporation,
 7.50% - 2009 ..........................     40,000       45,742
Dynegy Holdings, Inc.:
 8.75% - 2012 ..........................     25,000       25,219
 10.125% - 2013(1) .....................     25,000       28,750
 7.625% - 2026 .........................     25,000       21,594
El Paso Corporation:
 7.80% - 2031 ..........................     25,000       21,281
 7.75% - 2032 ..........................     25,000       21,312
Kaneb Pipe Line OP,
 7.75% - 2012 ..........................     20,000       22,878
Kinder Morgan, Inc., 6.50% - 2012 ......     45,000       49,657
Panhandle Eastern Pipeline,
 4.80% - 2008(1) .......................     20,000       20,607
Southern Natural Gas,
 8.875% - 2010 .........................     25,000       28,125
Utilicorp Canada Finance,
 7.75% - 2011 ..........................     25,000       24,188
Williams Companies, Inc.:
 7.75% - 2031 ..........................     25,000       25,844
 8.75% - 2032 ..........................     25,000       28,250
                                                        --------
                                                         412,550

RAILROADS - 0.1%
Union Pacific Corporation,
 6.50% - 2012 ..........................     55,000       61,083

REAL ESTATE INVESTMENT TRUSTS - 0.2%
La Quinta Properties, 8.875% - 2011 ....     50,000       55,312
LNR Property Corporation,
 7.25% - 2013(1) .......................     25,000       25,438
Rouse Company, 8.43% - 2005 ............    100,000      107,236
                                                        --------
                                                         187,986

REFINING - 0.0%
Westport Resources Corporation,
 8.25% - 2011 ..........................     25,000       27,500

RESTAURANTS - 0.1%
O'Charleys, Inc., 9.00% - 2013(1) ......     25,000       25,125
Perkins Family Restaurant,
 10.125% - 2007 ........................     25,000       25,500
                                                        --------
                                                          50,625

RETAILERS - 0.0%
Office Depot, Inc., 6.25% - 2013 .......     40,000       42,000

                            47 See accompanying notes

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                 PRINCIPAL        MARKET
    CORPORATE BONDS (CONTINUED)                   AMOUNT          VALUE
---------------------------------------------------------------------------
SERVICES - 0.1%
Brand Services, Inc., 12.00% - 2012 ......      $    25,000     $    28,906
Brickman Group, Ltd., 11.75% - 2009 ......           25,000          29,125
Petroleum Helicopters, Inc.,
 9.375% - 2009 ...........................           25,000          26,563
Vertis, Inc., 9.75% - 2009 ...............           25,000          27,156
                                                                -----------
                                                                    111,750

SUPERMARKETS - 0.1%
Fred Meyer, Inc., 7.45% - 2008 ...........           45,000          51,244
Jitney-Jungle Stores, 12.00% - 2006(5,8) .           75,000               -
                                                                -----------
                                                                     51,244

TECHNOLOGY - 0.2%
ASAT Finance LLC, 12.50% - 2006 ..........           32,500          34,491
Amkor Technologies, Inc., 7.75% - 2013 ...           25,000          26,812
Avaya, Inc., 11.125% - 2009 ..............           25,000          29,250
Chippac International, Ltd.,
 12.75% - 2009 ...........................           25,000          27,625
Lucent Technologies, 5.50% - 2008 ........           25,000          23,250
On Semiconductor Corporation,
 12.00% - 2010 ...........................           25,000          29,813
Telex Communications, Inc.,
 11.50% - 2008(1) ........................           25,000          26,562
                                                                -----------
                                                                    197,803

TELECOMMUNICATIONS - 1.0%
ACC Escrow Corporation,
 10.00% - 2011(1) ........................           25,000          27,875
AT&T Wireless Group:
 7.875% - 2011 ...........................           30,000          34,714
 8.75% - 2031 ............................           30,000          37,015
Alaska Communication Systems Holdings,
  Inc., 9.875% - 2011(1) .................           25,000          26,250
British Telecom plc, 8.375% - 2010(2) ....           35,000          42,591
Cincinnati Bell, Inc., 8.375% - 2014(1) ..           25,000          26,875
Citizens Communications,
 9.00% - 2031 ............................           25,000          29,171
Dobson Communications Corporation,
 10.875% - 2010 ..........................           50,000          54,500
International Telecom Satellite,
 5.25% - 2008(1) .........................           20,000          20,581
LCI International, Inc., 7.25% - 2007 ....           25,000          24,000
Nextel Communications:
 9.50% - 2011 ............................           25,000          28,250
 6.875% - 2013 ...........................           25,000          26,438
Nextel Partners, Inc., 11.00% - 2010 .....           25,000          27,625
Pegasus Satellite Communications,
 11.25% - 2010(1,2) ......................           50,000          44,500
Qwest Services Corporation,
 13.50% - 2010(1) ........................           50,000          60,750
Rogers Wireless, Inc., 9.625% - 2011 .....          100,000         119,500
Sprint Capital Corporation,
 6.375% - 2009 ...........................           80,000          85,499
Telefonos de Mexico S.A.,
 4.50% - 2008(1) .........................           20,000          20,030

                                            PRINCIPAL
                                            AMOUNT OR
                                              NUMBER          MARKET
    CORPORATE BONDS (CONTINUED)             OF SHARES         VALUE
----------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
US Cellular Corporation,
 6.70% - 2033 .........................    $    25,000     $    24,992
Verizon Florida, Inc.,
 6.125% - 2013 ........................    $    30,000          32,105
Verizon Global Funding Corporation,
 7.75% - 2030 .........................    $    40,000          46,988
Verizon Virginia, Inc.,
 4.625% - 2013 ........................    $    25,000          24,095
                                                           -----------
                                                               864,344

TEXTILE - 0.1%
Avondale Mills, Inc., 10.25% - 2013 ...    $    25,000          15,750
Interface, Inc., 10.375% - 2010 .......    $    25,000          26,437
                                                           -----------
                                                                42,187

TOBACCO - 0.1%
Dimon, Inc., 9.625% - 2011 ............    $    25,000          27,875
UST, Inc., 6.625% - 2012 ..............    $    70,000          77,867
                                                           -----------
                                                               105,742

UTILITY-OTHER - 0.0%
NRG Energy, Inc., 8.00% - 2013(1) .....    $    25,000          26,281
                                                           -----------
  Total corporate bonds
  (cost $10,257,906) - 12.4% ..........                     10,665,650
COMMON STOCKS

ADVERTISING - 0.0%
Lamar Advertising Company* ............            300          11,196
WPP Group plc ADR .....................            500          24,575
                                                           -----------
                                                                35,771

AEROSPACE & DEFENSE - 1.0%
Boeing Company ........................          3,000         126,420
General Dynamics Corporation ..........            700          63,273
Herley Industries, Inc.* ..............            500          10,350
Honeywell International, Inc. .........          6,300         210,609
Lockheed Martin Corporation ...........          1,600          82,240
Mercury Computer Systems, Inc.* .......          1,700          42,330
Northrop Grumman Corporation ..........            800          76,480
Raytheon Company ......................          1,700          51,068
Rockwell Colllins, Inc. ...............            600          18,018
Triumph Group, Inc.* ..................            400          14,560
United Technologies Corporation .......          1,700         161,109
                                                           -----------
                                                               856,457

AIR FREIGHT & LOGISTICS - 0.5%
Expeditors International of
  Washington, Inc. ....................            300          11,298
FedEx Corporation .....................          1,200          81,000
Forward Air Corporation* ..............            400          11,000
United Parcel Service, Inc. (Cl.B) ....          4,300         320,565
UTI Worldwide, Inc. ...................            700          26,551
                                                           -----------
                                                               450,414

                           48 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                  NUMBER      MARKET
         COMMON STOCKS (CONTINUED)              OF SHARES     VALUE
--------------------------------------------------------------------
AIRLINES - 0.1%
Atlantic Coast Airlines Holdings, Inc.* .....       500     $  4,950
Delta Air Lines, Inc. .......................     1,700       20,077
Frontier Airlines, Inc.* ....................     4,350       62,031
SkyWest, Inc. ...............................     1,500       27,180
                                                            --------
                                                             114,238

ALUMINUM - 0.2%
Alcoa, Inc. .................................     3,500      133,000

APPAREL, ACCESSORIES & LUXURY GOODS - 0.0%
Coach, Inc.* ................................     1,000       37,750

APPAREL RETAIL - 0.4%
AnnTaylor Stores Corporation* ...............     2,200       85,800
Christopher & Banks Corporation .............     2,700       52,731
Ross Stores, Inc. ...........................     7,600      200,868
Too, Inc.* ..................................     1,200       20,256
                                                            --------
                                                             359,655

APPLICATION SOFTWARE - 0.5%
Barra, Inc. .................................       500       17,745
Cadence Design Systems, Inc.* ...............     3,400       61,132
Catapult Communications Corporation* ........     1,300       18,850
Factset Research Systems, Inc. ..............       500       19,105
Fair Isaac Corporation ......................       630       30,971
Intuit, Inc.* ...............................     2,100      111,111
Jack Henry & Associates, Inc. ...............       900       18,522
Mercury Interactive Corporation* ............     1,300       63,232
Serena Software, Inc.* ......................     1,100       20,185
Siebel Systems, Inc.* .......................     3,400       47,158
Tibco Software, Inc.* .......................     1,900       12,863
                                                            --------
                                                             420,874

ASSET MANAGEMENT & CUSTODY BANKS - 0.7%
Eaton Vance Corporation .....................     2,100       76,944
Franklin Resources, Inc. ....................     1,100       57,266
Investors Financial Services Corporation ....     2,100       80,661
Janus Capital Group, Inc. ...................     1,300       21,333
Legg Mason, Inc. ............................       500       38,590
Mellon Financial Corporation ................     2,500       80,275
National Financial Partners Corporation .....     1,500       41,325
State Street Corporation ....................     2,300      119,784
Waddell & Reed Financial, Inc. ..............     2,200       51,612
                                                            --------
                                                             567,790

AUTO PARTS & EQUIPMENT - 0.1%
Autoliv, Inc. ...............................       900       33,885
Gentex Corporation ..........................       800       35,328
                                                            --------
                                                              69,213

AUTOMOBILE MANUFACTURERS - 0.3%
General Motors Corporation ..................     4,200      224,280

BIOTECHNOLOGY - 1.0%
Abgenix, Inc.* ..............................     1,000       12,460
Alkermes, Inc.* .............................     1,000       13,500
Amgen, Inc.* ................................     5,700      352,260
Biogen Idec, Inc.* ..........................     1,100       40,458
Celgene Corporation* ........................       500       22,510
Cephalon, Inc.* .............................       895       43,327
Charles River Laboratories
   International, Inc.* .....................       200        6,866
Digene Corporation* .........................       300       12,030
Genentech, Inc.* ............................     1,200      112,284
Gilead Sciences, Inc.* ......................     1,600       93,024
Human Genome Sciences, Inc.* ................     1,100       14,575
Icos Corporation* ...........................       400       16,512
Invitrogen Corporation* .....................       316       22,120
Medimmune, Inc.* ............................     1,800       45,720
Neurocrine Biosciences, Inc.* ...............       500       27,270
Techne Corporation* .........................       500       18,890
                                                            --------
                                                             853,806

BREWERS - 0.2%
Anheuser-Busch Companies, Inc. ..............     2,800      147,504
Boston Beer Company, Inc.* ..................       400        7,256
                                                            --------
                                                             154,760

BROADCASTING & CABLE TV - 0.8%
Clear Channel Communications, Inc. ..........     4,500      210,735
Comcast Corporation* ........................     1,214       39,904
Cox Communications, Inc.* ...................       700       24,115
Cox Radio, Inc.* ............................       800       20,184
EchoStar Communications
   Corporation* .............................     4,000      136,000
Emmis Communications Corporation* ...........       200        5,410
Hughes Electronics Corporation* .............     2,141       35,423
Liberty Media Corporation* ..................     6,864       81,613
Radio One, Inc. (Cl.D)* .....................     1,000       19,300
Univision Communications, Inc.* .............     1,440       57,154
Westwood One, Inc.* .........................       500       17,105
                                                            --------
                                                             646,943

BUILDING PRODUCTS - 0.1%
American Standard Companies, Inc.* ..........       500       50,350
Masco Corporation ...........................     1,700       46,597
                                                            --------
                                                              96,947

CASINOS & GAMING - 0.2%
Alliance Gaming Corporation* ................       300        7,395
Caesars Entertainment, Inc.* ................     2,100       22,743
International Game Technology ...............     2,100       74,970
Mandalay Resort Group .......................       500       22,360
Multimedia Games, Inc.* .....................       900       36,990
Station Casinos, Inc. .......................       700       21,441
Wynn Resorts, Ltd.* .........................       600       16,806
                                                            --------
                                                             202,705

                           49 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                     NUMBER       MARKET
         COMMON STOCKS (CONTINUED)                 OF SHARES      VALUE
--------------------------------------------------------------------------
CATALOG RETAIL - 0.1%
Insight Enterprises, Inc.* ................           1,300     $   24,440
InterActiveCorp* ..........................           2,700         91,611
                                                                ----------
                                                                   116,051

COMMODITY CHEMICALS - 0.1%
Millennium Chemicals, Inc. ................           3,000         38,040

COMMUNICATIONS EQUIPMENT - 1.7%
Advanced Fibre Communications, Inc.* ......             400          8,060
Black Box Corporation .....................             300         13,821
Brocade Communications Systems,
  Inc.* ...................................           1,200          6,936
Cable Design Technologies
  Corporation* ............................             700          6,293
Centillium Communications, Inc.* ..........           2,700         15,201
Cisco Systems, Inc.* ......................          30,200        733,558
Comverse Technology, Inc.* ................           1,200         21,108
Corning, Inc.* ............................           6,000         62,580
Inter-Tel, Inc. ...........................             200          4,996
Motorola, Inc. ............................           8,900        125,223
Nokia Oyj ADR .............................           3,600         61,200
Plantronics, Inc.* ........................             800         26,120
Polycom, Inc.* ............................           2,300         44,896
Powerwave Technologies, Inc.* .............           1,200          9,180
QLogic Corporation* .......................           1,100         56,760
Qualcomm, Inc. ............................           2,800        151,004
Research in Motion, Ltd.* .................           1,300         86,879
                                                                ----------
                                                                 1,433,815

COMPUTER & ELECTRONICS RETAIL - 0.1%
Best Buy Company, Inc.* ...................           1,550         80,972
Tweeter Home Entertainment
  Group, Inc.* ............................             800          7,560
Ultimate Electronics, Inc.* ...............           2,200         16,786
                                                                ----------
                                                                   105,318

COMPUTER HARDWARE - 1.5%
Dell, Inc.* ...............................          13,400        455,064
Hewlett-Packard Company ...................          15,311        351,694
International Business Machines
  Corporation .............................           4,800        444,864
Pinnacle Systems, Inc.* ...................           1,300         11,089
                                                                ----------
                                                                 1,262,711

COMPUTER STORAGE & PERIPHERALS - 0.2%
Lexmark International, Inc.* ..............           1,600        125,824
Storage Technology Corporation* ...........           1,600         41,200
                                                                ----------
                                                                   167,024

CONSTRUCTION & ENGINEERING - 0.0%
Insituform Technologies, Inc.* ............             600          9,900

CONSTRUCTION & FARM MACHINERY - 0.3%
Deere & Company ...........................           1,500         97,575
Navistar International Corporation* .......             700         33,523
Oshkosh Truck Corporation .................           2,600        132,678
                                                                ----------
                                                                   263,776

CONSUMER FINANCE - 0.5%
American Express Company ..................           5,900        284,557
MBNACorporation ...........................           3,500         86,975
SLM Corporation ...........................           2,100         79,128
                                                                ----------
                                                                   450,660

DATA PROCESSING & OUTSOURCED SERVICES - 0.6%
Affiliated Computer Services, Inc.* .......             300         16,338
Ceridian Corporation* .....................             700         14,658
Concord EFS, Inc.* ........................           1,300         19,292
DST Systems, Inc.* ........................           2,900        121,104
First Data Corporation ....................           2,900        119,161
Fiserv, Inc.* .............................           1,100         43,461
Global Payments, Inc. .....................             300         14,136
Intercept, Inc.* ..........................             400          4,516
Iron Mountain, Inc.* ......................             800         31,632
Paychex, Inc. .............................           2,700        100,440
                                                                ----------
                                                                   484,738

DEPARTMENT STORES - 0.1%
Kohl's Corporation* .......................           1,400         62,916

DISTRIBUTORS - 0.1%
Genuine Parts Company .....................           1,300         43,160

DIVERSIFIED BANKS - 2.2%
Bank of America Corporation ...............           4,755        382,445
Comerica, Inc. ............................           6,100        341,966
Fleetboston Financial Corporation .........           2,221         96,947
Popular, Inc. .............................             400         17,976
U.S. Bancorp ..............................          16,300        485,414
Wachovia Corporation ......................           8,600        400,674
Wells Fargo & Company .....................           3,100        182,559
                                                                ----------
                                                                 1,907,981

DIVERSIFIED CAPITAL MARKETS - 0.5%
J.P. Morgan Chase & Company ...............          12,636        464,120

DIVERSIFIED CHEMICALS - 0.4%
Cabot Corporation .........................           2,000         63,680
Dow Chemical Company ......................           5,600        232,792
E.I. du Pont de Nemours &
  Company .................................           1,651         75,764
                                                                ----------
                                                                   372,236

DIVERSIFIED COMMERICAL SERVICES - 0.4%
Apollo Group, Inc.* .......................             500         34,000
Career Education Corporation* .............             400         16,028
Choicepoint, Inc.* ........................             866         32,986
Corinthian Colleges, Inc.* ................             300         16,668
Corporate Executive Board Company* ........             900         42,003
DeVry, Inc.* ..............................             800         20,104
Education Management Corporation* .........             800         24,832
Exult, Inc.* ..............................          16,200        115,344
ServiceMaster Company .....................           1,000         11,650
Sotheby's Holdings, Inc.* .................              96          1,311
University of Phoenix Online* .............             766         52,800
                                                                ----------
                                                                   367,726

                           50 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                  NUMBER      MARKET
         COMMON STOCKS (CONTINUED)              OF SHARES     VALUE
---------------------------------------------------------------------
DIVERSIFIED METALS & MINING - 0.0%
BHP Billiton Ltd. ADR .....................        2,100     $ 38,346

DRUG RETAIL - 0.2%
CVS Corporation ...........................        1,600       57,792
Walgreen Company ..........................        4,000      145,520
                                                             --------
                                                              203,312

ELECTRIC UTILITIES - 1.1%
Alliant Energy Corporation ................          800       19,920
American Electric Power Company,
  Inc. ....................................          700       21,357
Centerpoint Energy, Inc. ..................        1,600       15,504
Edison International* .....................        2,300       50,439
El Paso Electric Company* .................        2,500       33,375
Entergy Corporation .......................          700       39,991
Exelon Corporation ........................        1,000       66,360
Firstenergy Corporation ...................        4,000      140,800
Great Plains Energy, Inc. .................          900       28,638
OGE Energy Corporation ....................        1,200       29,028
PG&E Corporation* .........................        3,200       88,864
PPL Corporation ...........................        1,600       70,000
Pinnacle West Captial Corporation .........        1,300       52,026
Southern Company ..........................        1,600       48,400
Teco Energy, Inc. .........................        1,100       15,851
TXU Corporation ...........................        6,600      156,552
Xcel Energy, Inc. .........................        2,200       37,356
                                                             --------
                                                              914,461

ELECTRICAL COMPONENTS & EQUIPMENT - 0.0%
C & D Technologies, Inc. ..................          700       13,419
Littelfuse, Inc.* .........................          700       20,174
                                                             --------
                                                               33,593

ELECTRONIC EQUIPMENT MANUFACTURERS - 0.0%
Aeroflex, Inc.* ...........................        1,000       11,690
Technitrol, Inc.* .........................          400        8,296
Waters Corporation* .......................          500       16,580
                                                             --------
                                                               36,566

ELECTRONIC MANUFACTURING SERVICES - 0.1%
AVX Corporation ...........................          900       14,958
Jabil Circuit, Inc.* ......................        1,400       39,620
Plexus Corporation* .......................        2,300       39,491
                                                             --------
                                                               94,069

EMPLOYMENT SERVICES - 0.1%
Manpower, Inc. ............................        1,000       47,080
Robert Half International, Inc.* ..........        1,000       23,340
                                                             --------
                                                               70,420

ENVIRONMENTAL SERVICES - 0.2%
Waste Connections, Inc.* ..................          500       18,885
Waste Management, Inc. ....................        3,812      112,835
                                                             --------
                                                              131,720

FERTILIZERS & AGRICULTURAL CHEMICALS - 0.3%
Agrium, Inc. ..............................        3,700       60,902
IMC Global, Inc. ..........................       10,000       99,300
Potash Corporation of
  Saskatchewan, Inc. ......................        1,100       95,128
                                                             --------
                                                              255,330

FOOD DISTRIBUTORS - 0.1%
Performance Food Group Company* ...........          300       10,851
Sysco Corporation .........................        2,600       96,798
United Natural Foods, Inc.* ...............          200        7,182
                                                             --------
                                                              114,831

FOOD RETAIL - 0.0%
Whole Foods Market, Inc.* .................          300       20,139

FOREST PRODUCTS - 0.0%
Weyerhaeuser Company ......................          600       38,400

GAS UTILITIES - 0.1%
Nisource, Inc. ............................        1,500       32,910
WGL Holdings, Inc. ........................          800       22,232
                                                             --------
                                                               55,142

GENERAL MERCHANDISE STORES - 0.6%
Dollar Tree Stores, Inc.* .................        2,900       87,174
Family Dollar Stores, Inc. ................        1,800       64,584
Target Corporation ........................        9,500      364,800
                                                             --------
                                                              516,558

GOLD - 0.1%
Newmont Mining Corporation ................        1,700       82,637

HEALTH CARE DISTRIBUTORS & SERVICES - 0.3%
Amerisourcebergen Corporation .............          400       22,460
Cardinal Health, Inc. .....................        1,850      113,146
Omnicare, Inc. ............................        1,600       64,624
Patterson Dental Company* .................          200       12,832
Priority Healthcare Corporation
  (Cl.B)* .................................          400        9,644
                                                             --------
                                                              222,706

HEALTH CARE EQUIPMENT - 0.9%
Apogent Technologies, Inc.* ...............          800       18,432
Baxter International, Inc. ................        2,100       64,092
Boston Scientific Corporation* ............        4,400      161,744
C.R. Bard, Inc. ...........................          400       32,500
Cytyc Corporation* ........................        1,900       26,144
Dentsply International, Inc. ..............          600       27,102
Guidant Corporation .......................        1,100       66,220
Medtronic, Inc. ...........................        4,400      213,884
St. Jude Medical, Inc.* ...................          900       55,215
Steris Corporation* .......................        1,300       29,380
Stryker Corporation* ......................          700       59,507
Zimmer Holdings, Inc.* ....................          800       56,320
                                                             --------
                                                              810,540

                           51 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                    NUMBER       MARKET
         COMMON STOCKS (CONTINUED)                OF SHARES      VALUE
-------------------------------------------------------------------------
HEALTH CARE FACILITIES - 0.2%
Community Health Systems, Inc. * .............         700     $   18,606
HCA, Inc. ....................................       2,500        107,400
LifePoint Hospitals, Inc.* ...................         700         20,615
Triad Hospitals, Inc.* .......................         410         13,641
United Surgical Partners
  International, Inc.* .......................         900         30,132
                                                               ----------
                                                                  190,394

HEALTH CARE SERVICES - 0.3%
Accredo Health, Inc.* ........................       1,200         37,932
Advance PCS* .................................         400         21,064
Advisory Board Company* ......................         500         17,455
Caremark Rx, Inc.* ...........................       1,100         27,863
Computer Programs & Systems, Inc. ............       1,900         38,228
DaVita, Inc.* ................................         600         23,400
Laboratory Corporation of
  America Holdings* ..........................       2,700         99,765
Medco Health Solutions, Inc.* ................         663         22,535
                                                               ----------
                                                                  288,242

HEALTH CARE SUPPLIES - 0.1%
Bausch & Lomb, Inc. ..........................       1,200         62,280

HOME FURNISHINGS - 0.0%
La-Z-Boy, Inc. ...............................       1,000         20,980
Mohawk Industries, Inc.* .....................         100          7,054
                                                               ----------
                                                                   28,034

HOME IMPROVEMENT RETAIL - 0.5%
Home Depot, Inc. .............................      10,150        360,223
Lowe's Companies, Inc. .......................       1,400         77,546
                                                               ----------
                                                                  437,769

HOMEBUILDING - 0.1%
Beazer Homes USA, Inc. .......................         100          9,766
D.R. Horton, Inc. ............................         658         28,465
Toll Brothers, Inc.* .........................         900         35,784
                                                               ----------
                                                                   74,015

HOTELS, RESORTS & CRUISE LINES - 0.2%
Carnival Corporation .........................       3,300        131,109
Fairmont Hotels & Resorts, Inc. ..............         600         16,284
                                                               ----------
                                                                  147,393

HOUSEHOLD APPLIANCES - 0.0%
Black & Decker Corporation ...................         300         14,796
Stanley Works ................................         600         22,722
                                                               ----------
                                                                   37,518

HOUSEHOLD PRODUCTS - 1.0%
Clorox Company ...............................       1,600         77,696
Colgate-Palmolive Company ....................       1,700         85,085
Kimberly-Clark Corporation ...................       1,600         94,544
Procter & Gamble Company .....................       6,100        609,268
                                                               ----------
                                                                  866,593

HOUSEWARES & SPECIALTIES - 0.2%
Fortune Brands, Inc. .........................       1,000         71,490
Newell Rubbermaid, Inc. ......................       5,900        134,343
                                                               ----------
                                                                  205,833

HYPERMARKETS & SUPERCENTERS - 0.9%
Wal-Mart Stores, Inc. ........................      14,100        748,005

INDUSTRIAL CONGLOMERATES - 1.8%
3M Company ...................................         800         68,024
General Electric Company .....................      36,200      1,121,476
Tyco International, Ltd. .....................      13,400        355,100
                                                               ----------
                                                                1,544,600

INDUSTRIAL MACHINERY - 0.6%
Actuant Corporation* .........................       2,600         94,120
Danaher Corporation ..........................         900         82,575
Eaton Corporation ............................         500         53,990
Harsco Corporation ...........................         400         17,528
Illinois Tool Works, Inc. ....................       1,600        134,256
ITT Industries, Inc. .........................         300         22,263
Nordson Corporation ..........................         400         13,812
Pall Corporation .............................       2,200         59,026
Tecumseh Products Company ....................         400         19,372
                                                               ----------
                                                                  496,942

INSURANCE BROKERS - 0.2%
Arthur J. Gallagher & Company ................         400         12,996
Marsh & McLennan Companies,
  Inc. .......................................       2,500        119,725
                                                               ----------
                                                                  132,721

INTEGRATED OIL & GAS - 2.2%
Amerada Hess Corporation .....................       1,100         58,487
BP plc ADR ...................................       2,000         98,700
Chevrontexaco Corporation ....................       3,925        339,081
Eni SpA ADR ..................................         600         56,988
Exxon Mobil Corporation ......................      27,620      1,132,420
Marathon Oil Corporation .....................         900         29,781
Murphy Oil Corporation .......................       1,600        104,496
Occidental Petroleum Corporation .............         500         21,120
Total S.A. ADR ...............................         900         83,259
                                                               ----------
                                                                1,924,332

INTEGRATED TELECOMMUNICATION SERVICE - 0.9%
Bellsouth Corporation ........................       3,200         90,560
Commonwealth Telephone
  Enterprises, Inc.* .........................       1,100         41,525
NTL, Inc.* ...................................       1,200         83,700
Qwest Communications
  International, Inc.* .......................       9,900         42,768
SBC Communications, Inc. .....................       7,900        205,953
Telefonos de Mexico S.A
  de C.V. ADR ................................       1,900         62,757
Verizon Communications, Inc. .................       7,734        271,309
                                                               ----------
                                                                  798,572

INTERNET RETAIL - 0.0%
Priceline.com, Inc.* .........................       2,100         37,590

                           52 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                    NUMBER       MARKET
         COMMON STOCKS (CONTINUED)                OF SHARES      VALUE
-------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.4%
Digital Insight Corporation* .................       1,000     $   24,900
Earthlink, Inc.* .............................       2,600         26,000
Verisign, Inc.* ..............................       5,400         88,020
Websense, Inc.* ..............................         500         14,620
Yahoo!, Inc.* ................................       3,900        176,163
                                                               ----------
                                                                  329,703

INVESTMENT BANKING & BROKERAGE - 1.0%
Charles Schwab Corporation ...................       5,900         69,856
Goldman Sachs Group, Inc. ....................       2,200        217,206
Investment Technology Group, Inc.* ...........         600          9,690
Lehman Brothers Holdings, Inc. ...............       1,000         77,220
Merrill Lynch & Company, Inc. ................       3,700        217,005
Morgan Stanley ...............................       4,400        254,628
                                                               ----------
                                                                  845,605

IT CONSULTING & SERVICES - 0.2%
Accenture, Ltd.* .............................       2,000         52,640
Bearingpoint, Inc.* ..........................       3,100         31,279
Forrester Research, Inc.* ....................         900         16,083
MTC Technologies, Inc.* ......................         500         16,110
SRA International, Inc.* .....................         300         12,930
                                                               ----------
                                                                  129,042

LEISURE PRODUCTS - 0.2%
Brunswick Corporation ........................       1,600         50,928
Hasbro, Inc. .................................       3,600         76,608
Jakks Pacific, Inc.* .........................       1,100         14,476
SCP Pool Corporation* ........................       1,275         41,667
                                                               ----------
                                                                  183,679

LIFE & HEALTH INSURANCE - 0.3%
China Life Insurance Company,
  Ltd. ADR* ..................................       2,500         82,425
Protective Life Corporation ..................       1,300         43,992
Prudential Financial, Inc. ...................       2,400        100,248
Stancorp Financial Group, Inc. ...............         400         25,152
Unumprovident Corporation ....................       2,200         34,694
                                                               ----------
                                                                  286,511

MANAGED HEALTH CARE - 0.4%
Anthem, Inc.* ................................         600         45,000
Coventry Health Care, Inc.* ..................         400         25,796
First Health Group Corporation* ..............       1,400         27,244
Unitedhealth Group, Inc. .....................       3,600        209,448
Wellchoice, Inc.* ............................         600         20,700
                                                               ----------
                                                                  328,188

MOVIES & ENTERTAINMENT - 0.9%
News Corporation, Ltd. ADR ...................       4,139        133,407
Time Warner, Inc.* ...........................      10,800        194,292
Viacom, Inc. (Cl.B) ..........................       5,100        226,338
Walt Disney Company ..........................       8,342        194,619
                                                               ----------
                                                                  748,656

MULTI-LINE INSURANCE - 0.9%
American International Group, Inc. ...........       9,775        647,887
Hartford Financial Services Group, Inc. ......       1,800        106,254
Horace Mann Educators Corporation ............         800         11,176
                                                               ----------
                                                                  765,317

MULTI-UTILITIES & UNREGULATED POWER - 0.2%
Constellation Energy Group, Inc. .............       1,100         43,076
Duke Energy Corporation ......................       4,100         83,845
Energy East Corporation ......................       1,300         29,120
National Fuel Gas Company ....................         900         21,996
                                                               ----------
                                                                  178,037

OFFICE SERVICES & SUPPLIES - 0.0%
Herman Miller, Inc. ..........................       1,100         26,697

OIL & GAS DRILLING - 0.1%
Ensco International, Inc. ....................         300          8,151
Grey Wolf, Inc.* .............................       5,900         22,066
Helmerich & Payne, Inc. ......................         400         11,172
Patterson-UTI Energy, Inc.* ..................         900         29,628
Transocean, Inc.* ............................       2,109         50,637
                                                               ----------
                                                                  121,654

OIL & GAS EQUIPMENT & SERVICES - 0.4%
Baker Hughes, Inc. ...........................       1,400         45,024
Cooper Cameron Corporation* ..................         300         13,980
FMC Technologies, Inc.* ......................       2,771         64,564
Grant Prideco, Inc.* .........................       2,400         31,248
Maverick Tube Corporation* ...................       1,000         19,250
Schlumberger, Ltd. ...........................       3,100        169,632
                                                               ----------
                                                                  343,698

OIL & GAS - EXPLORATION & PRODUCTION - 0.2%
Anadarko Petroleum Corporation ...............         863         44,022
Devon Energy Corporation .....................         600         34,356
Eog Resources, Inc. ..........................         400         18,468
Newfield Exploration Company* ................         600         26,724
Pioneer Natural Resources Company* ...........       1,200         38,316
Tom Brown, Inc.* .............................       1,000         32,250
                                                               ----------
                                                                  194,136

OIL & GAS REFINING & MARKETING - 0.0%
Valero Energy Corporation ....................         300         13,902

OTHER DIVERSIFIED FINANCIAL SERVICES - 1.3%
Bankatlantic Bancorp, Inc. ...................       2,000         38,000
Catellus Development Corporation .............         544         13,121
Citigroup, Inc. ..............................      20,773      1,008,321
First Marblehead Corporation* ................         300          6,564
Principal Financial Group, Inc. ..............       1,900         62,833
                                                               ----------
                                                                1,128,839

PACKAGED FOODS & MEATS - 0.4%
Campbell Soup Company ........................       1,700         45,560
Dean Foods Company* ..........................         450         14,791
General Mills, Inc. ..........................       2,400        108,720
H.J. Heinz Company ...........................         620         22,587
Horizon Organic Holding Corporation* .........         500         11,975
Kraft Foods, Inc. ............................         900         28,998
Lancaster Colony Corporation .................         500         22,580
Sunopta, Inc.* ...............................       1,100         10,153
Tootsie Roll Industries, Inc. ................         536         19,296
Wm. Wrigley Jr. Company ......................         700         39,347
                                                               ----------
                                                                  324,007

                           53 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                             NUMBER       MARKET
      COMMON STOCKS (CONTINUED)            OF SHARES      VALUE
------------------------------------------------------------------
PAPER PACKAGING - 0.0%
Smurfit-Stone Container Corporation* ..         800     $   14,856

PAPER PRODUCTS - 0.3%
Bowater, Inc. .........................         900         41,679
International Paper Company ...........       2,300         99,153
Meadwestvaco Corporation ..............       1,800         53,550
Potlatch Corporation ..................       1,500         52,155
                                                        ----------
                                                           246,537

PERSONAL PRODUCTS - 0.2%
Gillette Company ......................       3,800        139,574

PHARMACEUTICALS - 3.7%
Abbott Laboratories ...................       5,700        265,620
AstraZeneca plc ADR ...................       2,500        120,950
Barr Pharmaceuticals, Inc.* ...........         100          7,695
Eli Lilly & Company ...................       4,500        316,485
Eon Labs, Inc.* .......................         200         10,190
Forest Laboratories, Inc.* ............       3,200        197,760
Glaxosmithkline plc ADR ...............         200          9,324
Johnson & Johnson .....................      10,388        536,644
Medicis Pharmaceutical
  Corporation .........................         300         21,390
Merck & Company, Inc. .................       7,300        337,260
Mylan Laboratories, Inc. ..............         900         22,734
Noven Pharmaceuticals, Inc.* ..........       1,300         19,773
Pfizer, Inc. ..........................      28,973      1,023,616
Schering-Plough Corporation ...........       2,400         41,736
Watson Pharmaceuticals, Inc.* .........         400         18,400
Wyeth .................................       5,100        216,495
                                                        ----------
                                                         3,166,072

PROPERTY & CASUALTY INSURANCE - 1.1%
Mercury General Corporation ...........         200          9,310
Ohio Casualty Corporation* ............       3,000         52,080
Safeco Corporation ....................       7,300        284,189
St. Paul Companies, Inc. ..............       2,500         99,125
Travelers Property Casualty
  Corporation (Cl.B) ..................      26,600        451,402
Triad Guaranty, Inc.* .................         900         45,315
                                                        ----------
                                                           941,421

PUBLISHING - 0.4%
Dow Jones & Company, Inc. .............         300         14,955
E.W. Scripps Company ..................         200         18,828
Gannett Company, Inc. .................       1,100         98,076
Knight-Ridder, Inc. ...................         800         61,896
McGraw-Hill Companies, Inc. ...........         500         34,960
Meredith Corporation ..................         200          9,762
New York Times Company ................         800         38,232
Pulitzer, Inc. ........................         300         16,200
Scholastic Corporation* ...............       1,300         44,252
                                                        ----------
                                                           337,161

RAILROADS - 0.2%
Burlington Northern Santa Fe
  Corporation .........................       1,800         58,230
CSX Corporation .......................       1,600         57,504
Union Pacific Corporation .............         700         48,636
                                                        ----------
                                                           164,370

REAL ESTATE INVESTMENT TRUSTS - 0.5%
Archstone Smith Trust .................         800         22,384
Arden Realty, Inc. ....................         900         27,306
Boston Properties, Inc. ...............         600         28,914
Camden Property Trust .................         800         35,440
Duke Realty Corporation ...............       1,000         31,000
Eastgroup Properties, Inc. ............         600         19,428
LaSalle Hotel Properties ..............       1,200         22,260
Mills Corporation .....................         200          8,800
Reckson Associates Realty
  Corporation .........................         700         17,010
Regency Centers Corporation ...........         900         35,865
Rouse Company .........................         700         32,900
Simon Property Group, Inc. ............         700         32,438
SL Green Realty Corporation ...........         900         36,945
United Dominion Realty Trust ..........       2,300         44,160
Vornado Realty Trust ..................         600         32,850
                                                        ----------
                                                           427,700

REGIONAL BANKS - 0.6%
Banknorth Group, Inc. .................       1,000         32,530
Charter One Financial, Inc. ...........         800         27,640
Commerce Bancshares, Inc. .............         693         33,971
Community First Bankshares, Inc. ......       1,200         34,728
Compass Bancshares, Inc. ..............       1,000         39,310
East West Bancorp, Inc. ...............         700         37,576
First Tennessee National Corporation ..         600         26,460
M&T Bank Corporation ..................         400         39,320
Mercantile Bankshares Corporation .....       1,000         45,580
National Commerce Financial
  Corporation .........................       1,025         27,962
Southwest Bancorporation of
  Texas, Inc. .........................         700         27,195
Synovus Financial Corporation .........       1,300         37,596
TCF Financial Corporation .............         500         25,675
Texas Regional Bancshares, Inc. .......         945         34,965
UCBH Holdings, Inc. ...................       1,300         50,661
Wilmington Trust Corporation ..........         900         32,400
                                                        ----------
                                                           553,569

REINSURANCE - 0.1%
Max Reinsurance Capital, Ltd. .........       1,200         26,928
Scottish Reinsurance Group, Ltd. ......         900         18,702
                                                        ----------
                                                            45,630

                           54 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                             NUMBER      MARKET
      COMMON STOCKS (CONTINUED)            OF SHARES     VALUE
-----------------------------------------------------------------
RESTAURANTS - 0.3%
CEC Entertainment, Inc.* ..............        400     $   18,956
Cheesecake Factory, Inc.* .............        200          8,806
Darden Restaurants, Inc. ..............        900         18,936
McDonald's Corporation ................      3,200         79,456
P.F. Chang's China Bistro, Inc.* ......        300         15,264
Ruby Tuesday, Inc. ....................        600         17,094
Sonic Corporation* ....................        400         12,248
Starbucks Corporation* ................      1,600         52,896
Wendy's International, Inc. ...........        600         23,544
                                                       ----------
                                                          247,200

SEMICONDUCTOR EQUIPMENT - 0.4%
Applied Materials, Inc.* ..............      8,000        179,600
ATMI, Inc.* ...........................        900         20,826
Cabot Microelectronics Corporation* ...        208         10,192
Cymer, Inc.* ..........................        600         27,714
KLA-Tencor Corporation* ...............        900         52,803
Mykrolis Corporation* .................        900         14,472
Novellus Systems, Inc.* ...............      1,500         63,075
Varian Semiconductor Equipment
  Associates, Inc.* ...................        100          4,369
                                                       ----------
                                                          373,051

SEMICONDUCTORS - 1.5%
Agere Systems, Inc. (Cl.B)* ...........      1,200          3,480
Amis Holdings, Inc.* ..................      1,700         31,076
Analog Devices, Inc. ..................      2,334        106,547
Intel Corporation .....................     13,800        444,360
Intersil Corporation ..................      2,900         72,065
Linear Technology Corporation .........      2,000         84,140
Maxim Integrated Products, Inc. .......      2,500        124,500
Microchip Technology, Inc. ............      1,400         46,704
Rambus, Inc.* .........................      1,500         46,050
Semtech Corporation* ..................      1,200         27,276
Tessera Technologies, Inc.* ...........        800         15,048
Texas Instruments, Inc. ...............      6,100        179,218
Xilinx, Inc.* .........................      2,400         92,976
Zoran Corporation* ....................        789         13,721
                                                       ----------
                                                        1,287,161

SOFT DRINKS - 1.0%
Coca-Cola Company .....................      9,800        497,350
Cott Corporation* .....................      2,300         64,423
Pepsico, Inc. .........................      6,500        303,030
                                                       ----------
                                                          864,803

SPECIALIZED FINANCE - 0.0%
Moody's Corporation ...................        400         24,220

SPECIALTY CHEMICALS - 0.1%
Arch Chemicals, Inc. ..................      1,000         25,660
Great Lakes Chemical Corporation ......        300          8,157
Minerals Technologies, Inc. ...........        300         17,775
Symyx Technologies, Inc.* .............      1,500         30,825
Valspar Corporation ...................        300         14,826
                                                       ----------
                                                           97,243

SPECIALTY STORES - 0.3%
A.C. Moore Arts & Crafts, Inc.* .......      1,100         21,186
Bed Bath & Beyond, Inc.* ..............        700         30,345
Cost Plus, Inc.* ......................        700         28,700
Michaels Stores, Inc. .................        900         39,780
O'Reilly Automotive, Inc.* ............      1,300         49,868
Pier 1 Imports, Inc. ..................      1,400         30,604
Rent-A-Center, Inc.* ..................        250          7,470
Staples, Inc.* ........................      1,900         51,870
Toys 'R' Us, Inc.* ....................        900         11,376
Williams-Sonoma, Inc.* ................        600         20,862
                                                       ----------
                                                          292,061

STEEL - 0.4%
Gerdau S.A. ADR .......................      7,500        151,650
Nucor Corporation .....................      3,200        179,200
Steel Dynamics, Inc.* .................      1,800         42,282
                                                       ----------
                                                          373,132

SYSTEMS SOFTWARE - 2.0%
Adobe Systems, Inc. ...................      3,200        125,760
Borland Software Corporation* .........        800          7,784
Macrovision Corporation* ..............      1,600         36,144
Microsoft Corporation .................     42,900      1,181,466
Network Associates, Inc.* .............      3,700         55,648
Oracle Corporation* ...................     17,100        225,720
Symantec Corporation* .................      1,200         41,580
Veritas Software Corporation* .........      2,000         74,320
                                                       ----------
                                                        1,748,422

TECHNOLOGY DISTRIBUTORS - 0.1%
CDW Corporation .......................      1,100         63,536
Tech Data Corporation* ................        700         27,783
                                                       ----------
                                                           91,319

THRIFTS & MORTGAGE FINANCE - 0.7%
Doral Financial Corporation ...........        525         16,947
Fannie Mae ............................      3,200        240,192
Freddie Mac ...........................      2,900        169,128
IndyMac Bancorp, Inc. .................        600         17,874
PMI Group, Inc. .......................        900         33,507
Radian Group, Inc. ....................      2,400        117,000
                                                       ----------
                                                          594,648

TOBACCO - 0.6%
Altria Group, Inc. ....................      9,900        538,758

TRUCKING - 0.1%
Covenant Transport, Inc.* .............      1,100         20,911
Dollar Thrifty Automotive
  Group, Inc.* ........................        900         23,346
                                                       ----------
                                                           44,257

                           55 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                  NUMBER          MARKET
        COMMON STOCKS (CONTINUED)                OF SHARES         VALUE
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS SERVICES - 1.1%
America Movil S.A. de C.V. ADR ..............         2,600     $    71,084
Crown Castle International Corporation* .....         4,000          44,120
Nextel Communications, Inc.* ................         8,100         227,286
Nextel Partners, Inc.* ......................         6,500          87,425
NII Holdings, Inc. (Cl.B)* ..................           800          59,704
Rogers Wireless Communications,
 Inc. (Cl.B)* ...............................           900          19,260
SK Telecom Company, Ltd. ADR ................         2,510          46,812
Telephone & Data Systems, Inc. ..............           200          12,510
Vodafone Group plc ADR ......................         9,800         245,392
Western Wireless Corporation* ...............         5,300          97,308
                                                                -----------
                                                                    910,901
                                                                -----------

 Total common stocks
  (cost $37,493,155) - 50.8% ................                    43,906,115

PREFERRED STOCKS
APPAREL - 0.0%
Anvil Holdings, Inc. ........................           469           6,566
CHEMICALS - DIVERSIFIED - 0.0%
Hercules Trust II ...........................            25          19,625
ELECTRIC UTILITIES - 0.1%
CMS Energy(1) ...............................           200          11,175
TNP Enterprises, Inc. .......................            25          27,125
                                                                -----------
                                                                     38,300

MEDIA-CABLE - 0.1%
CSC Holdings, Inc. ..........................         1,100         115,500
                                                                -----------
 Total preferred stocks
  (cost $164,927) - 0.2% ....................                       179,991
MORTGAGE BACKED SECURITIES
U.S. GOVERNMENT AGENCIES - 5.1%
Federal Home Loan Mortgage Corporation:
 #M80714, 5.00% - 2008 ......................   $    85,683          87,902
 #B10343, 5.00% - 2018 ......................   $    14,169          14,452
 #E99933, 5.00% - 2018 ......................   $     9,134           9,316
 #E99966, 5.00% - 2018 ......................   $    51,024          52,042
 #1B0527, 4.641% - 2032(3) ..................   $    54,369          55,653
 #C68205, 7.00% - 2032 ......................   $    37,240          39,403
 TBA, 6.00% - 2034(4) .......................   $   475,000         490,734

Federal National Mortgage Association:
 #323322, 6.00% - 2013 ......................   $   155,172         163,134
 #644982, 5.50% - 2017 ......................   $   158,650         164,579
 #357280, 6.50% - 2017 ......................   $    76,897          81,610
 #254720, 4.50% - 2018 ......................   $   199,998         200,457
 #555526, 5.50% - 2018 ......................   $   362,739         376,295
 #650210, 5.50% - 2018 ......................   $   107,615         111,646
 TBA, 5.50% - 2018(4) .......................   $   750,000         776,954
 5.50% - 2028 ...............................   $    66,789           8,532
 #618239, 6.00% - 2031 ......................   $   143,315         148,206
 #254514, 5.50% - 2032 ......................   $     7,001           7,095
 #254550, 6.50% - 2032 ......................   $    73,690          77,079

             MORTGAGE BACKED                  PRINCIPAL        MARKET
          SECURITIES (CONTINUED)                AMOUNT         VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (CONTINUED)
Federal National Mortgage Association
(continued)
 #650075, 6.50% - 2032 ....................   $   74,150     $   77,560
 6.50% - 2032(9) ..........................       50,933          8,955
 #711117, 5.50% - 2033 ....................       89,077         90,282
 #728866, 5.50% - 2033 ....................       22,525         22,829
 #747549, 5.50% - 2033 ....................       11,100         11,251
 #747688, 5.50% - 2033 ....................      357,885        362,727
 #747695, 5.50% - 2033 ....................       42,000         42,568
 #756190, 5.50% - 2033 ....................       61,000         61,825
 #756199, 5.50% - 2033 ....................      363,000        367,911
 #756292, 5.50% - 2033 ....................       83,000         84,123
 #683161, 6.00% - 2033 ....................      373,000        385,472
 TBA, 6.00% - 2033(4) .....................       32,957         34,081
                                                             ----------
                                                              4,414,673

U.S. GOVERNMENT SECURITIES - 1.9%
Government National Mortgage Association:
 #780766, 7.00% - 2013 ....................       26,724         28,693
 #781312, 7.00% - 2013 ....................       74,925         80,449
 #67365, 11.50% - 2013 ....................        4,576          5,227
 #615625, 4.00% - 2018 ....................      373,296        365,000
 #2102, 8.00% - 2025 ......................        3,746          4,064
 #412429, 8.50% - 2025 ....................       10,511         11,529
 #427029, 8.50% - 2026 ....................       16,075         17,582
 #435589, 8.50% - 2026 ....................       11,576         12,662
 #3286, 6.50% - 2032 ......................      124,364        130,867
 #3442, 5.00% - 2033 ......................      198,440        196,417
 TBA, 5.50% - 2033(4) .....................      675,000        686,179
 TBA, 6.00% - 2033(4) .....................       90,000         93,516
                                                             ----------
                                                              1,632,185
                                                             ----------

 Total mortgage backed securities
  (cost $5,993,182) - 7.0% ................                   6,046,858

U.S. AGENCY BONDS & NOTES
Federal Home Loan Bank,
 5.75% - 2012 .............................      105,000        114,361
Federal Home Loan Mortgage Corporation:
 4.50% - 2011(9) ..........................      164,000         18,472
 4.50% - 2016(9) ..........................      102,000         19,274
 4.50% - 2016 .............................      250,000        248,871
 5.00% - 2019 .............................      100,000        101,161
 6.25% - 2032 .............................      100,000        108,751
Federal National Mortgage Association:
 3.25% - 2008 .............................      465,000        461,300
 6.00% - 2011 .............................      112,000        124,134
 5.125% - 2014 ............................       35,000         35,122
 5.00% - 2016 .............................      150,000        153,829
 5.50% - 2028 .............................      250,000        255,404
 2.91% - 2033 .............................       60,000         59,854
                                                             ----------
 Total U.S. agency bonds & notes
  (cost $1,667,093) - 2.0% ................                   1,700,533

                           56 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

            U.S. GOVERNMENT               PRINCIPAL       MARKET
              SECURITIES                    AMOUNT         VALUE
-------------------------------------------------------------------
U.S. Treasury Bonds:
 3.875% - 2013 ........................   $   70,000     $   68,523
 4.25% - 2013 .........................       30,000         29,967
 7.50% - 2016 .........................       45,000         57,291
 6.25% - 2023 .........................      420,000        478,718
 6.00% - 2026 .........................       40,000         44,357
 5.50% - 2028 .........................      325,000        338,520
 6.25% - 2030 .........................       20,000         23,080
 5.375% - 2031 ........................       70,000         73,000
                                                         ----------
                                                          1,113,456

U.S. Treasury Notes:
 2.125% - 2004 ........................      150,000        151,025
 5.875% - 2004 ........................      600,000        624,042
 1.875% - 2005 ........................      600,000        601,125
 6.50% - 2005 .........................      915,000        987,128
 3.50% - 2006 .........................       75,000         77,522
 3.25% - 2007 .........................    1,205,000      1,229,147
 3.25% - 2008 .........................      500,000        503,047
 4.75% - 2008 .........................      250,000        267,637
 5.00% - 2011 .........................      350,000        374,555
Treasury Inflation Index,
 1.875% - 2013 ........................      312,570        310,323
                                                         ----------
                                                          5,125,551
                                                         ----------

 Total U.S. government securities
  (cost $6,252,009) - 7.2% ............                   6,239,007
ASSET BACKED SECURITIES
AUTO - 0.4%
Capital Auto Receivables Asset Trust,
 4.18% - 2007 .........................       95,545         97,555
Chase Manhattan Auto Owner
 Trust, 2.06% -2009 ...................       70,000         68,586
Harley-Davidson Motorcycle Trust:
 5.29% - 2009 .........................       37,498         38,686
 1.89% - 2011(1).......................       20,366         20,310
 2.28% - 2011 .........................       44,395         44,440
Hyundai Auto Receivables Trust:
 3.02% - 2010 .........................       40,000         39,957
 4.06% - 2010 .........................       20,000         19,990
                                                         ----------
                                                            329,524

CREDIT CARDS - 0.8%
Citibank Credit Card Issuance Trust:
 6.90% - 2007 .........................       50,000         54,173
 7.45% - 2007 .........................      125,000        135,181
 2.16% - 2009(3).......................      100,000        101,173
 2.23% - 2010(3).......................       55,000         55,873
MBNACredit Card Master Trust:
 8.40% - 20091 ........................      100,000        113,988
 2.31% - 2010(1,3).....................      105,000        106,947
World Financial Network Credit Card
 Master Trust, 1.53% - 2012(3) ........      100,000        100,561
                                                         ----------
                                                            667,896

                                                 PRINCIPAL
                                                 AMOUNT OR
               ASSET BACKED                       NUMBER         MARKET
          SECURITIES (CONTINUED)                 OF SHARES       VALUE
-------------------------------------------------------------------------
HOME EQUITY LOANS - 2.0%
Banc of America Commercial Mortgage, Inc.:
 4.368% - 2034 ..............................   $  225,000     $  224,508
 4.648% - 2036 ..............................   $   75,000         74,567
BankBoston Home Equity Loan
 Trust, 6.35% - 2013 ........................   $   93,459         97,874
Chase Funding Mortgage Loan:
 4.707% - 2013 ..............................   $   55,000         56,331
 5.039% - 2023 ..............................   $  150,000        150,950
 5.599% - 2031 ..............................   $   20,000         20,808
 4.537% - 2032 ..............................   $   35,000         33,298
Countrywide Home Loans:
 3.613% - 2030 ..............................   $   75,000         75,659
 5.067% - 2034 ..............................   $   40,000         40,475
DLJ Commercial Mortgage
 Corporation, 7.30% - 2032 ..................   $   75,000         86,801
GE Capital Commercial Mortgage
 Corporation, 6.531% - 2033 .................   $  100,000        112,148
GMAC Commercial Mortgage
 Securities, Inc., 6.70% - 2034 .............   $  125,000        141,399
J.P. Morgan Chase Commercial
 Mortgage Security Corporation,
 6.244% - 2035 ..............................   $   75,000         82,449
J.P  Morgan Commercial Mortgage
 Finance Corporation:
 7.313% - 2032 ..............................   $   80,000         91,172
 6.507% - 2035 ..............................   $   50,000         55,736
Morgan Stanley Dean Witter Capital,
 5.98% - 2039 ...............................   $  200,000        217,525
Salomon Brothers Mortgage
 Securities VII, 6.226% - 2035 ..............   $  125,000        137,160
Summit Mortgage Trust,
 6.193% - 20163 .............................   $   71,750         71,721
                                                               ----------
                                                                1,770,581

OTHER - 0.4%
John Deere Owner Trust,
 3.78% - 2008 ...............................   $  250,000        254,713
Reliant Energy Transition Bond
 Company, LLC, 5.63% - 2015 .................   $   75,000         79,836
                                                               ----------
                                                                  334,549
                                                               ----------

 Total asset backed securities
  (cost $3,049,276) - 3.6% ..................                   3,102,550
MUNICIPAL BOND

OREGON - 0.0%
Oregon State Taxable Pension
 General Obligation, 5.892% - 2027 ..........   $   15,000         15,465
                                                               ----------
 Total municipal bond (cost $15,000) - 0.0% .                      15,465
MISCELLANEOUS ASSETS

WARRANTS - 0.0%
Travelcenters of America ....................          150            750
                                                               ----------
 Total miscellaneous assets
  (cost $2) - 0.0% ..........................                         750

                           57 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                          PRINCIPAL     MARKET
           FOREIGN BONDS                   AMOUNT       VALUE
---------------------------------------------------------------
BELGIUM - 0.0%
SCA Coordination Center,
 4.50% - 2015(1) ......................   $ 30,000     $ 28,040
BERMUDA - 0.1%
XL Capital, Ltd., 6.50% - 2012 ........     60,000       65,673
CANADA - 0.4%
Ainsworth Lumber, 13.875% - 2007 ......     50,000       57,500
Canadian National Railway,
 4.40% - 2013 .........................     35,000       33,657
Canadian Natural Resources,
 7.20% - 2032 .........................     80,000       92,559
FalconBridge, Ltd., 7.35% - 2012 ......     45,000       50,826
Hockey Company, 11.25% - 2009 .........     25,000       28,531
Luscar Coal, Ltd., 9.75% - 2011 .......     25,000       28,313
Nortel Networks Corporation,
 6.875% - 2023 ........................     25,000       23,750
                                                       --------
                                                        315,136

CAYMAN ISLANDS - 0.0%
Transocean, Inc., 7.50% - 2031 ........     30,000       34,355
CHILE - 0.1%
Republic of Chile, 5.50% - 2013 .......     40,000       41,140
FRANCE - 0.3%
Cie Generale de Geophysique SA,
 10.625% - 2007 .......................     25,000       26,500
Crown Euro Holdings S.A.,
 10.875% - 2013 .......................     50,000       58,813
France Telecom, 9.00% - 2011(3) .......     20,000       24,022
Rhodia S.A.:
 7.625% - 2010(1)......................     25,000       24,000
 8.875% - 2011(1)......................     50,000       46,000
Vivendi Universal, 9.25% - 2010(1) ....     50,000       59,250
                                                       --------
                                                        238,585

GERMANY - 0.0%
Kronos International, Inc.,
 8.875% - 2009(6)......................     25,000       34,056
IRELAND - 0.0%
MDP Acquisitions plc, 9.625% - 2012 ...     25,000       28,000
MEXICO - 0.1%
United Mexican States, 6.375% - 2013 ..     45,000       46,688
NETHERLANDS - 0.0%
Deutsch Telekom Int Fin, 5.25% - 2013 .     40,000       40,409
UNITED KINGDOM - 0.1%
Avecia Group plc, 11.00% - 2009 .......     25,000       22,500
HBOS plc, 6.00% - 2033(1)..............     40,000       39,765
                                                       --------
                                                         62,265
                                                       --------

 Total foreign bonds
  (cost $875,959) - 1.1% ..............                 934,347

                                                   NUMBER       MARKET
         FOREIGN STOCKS                          OF SHARES      VALUE
------------------------------------------------------------------------
AUSTRALIA - 1.4%
Australia & New Zealand Banking
 Group, Ltd. ............................          12,748     $  169,816
Australian Gas Light Company, Ltd. ......           4,102         34,708
AXAAsia Pacific Holdings, Ltd. ..........          33,512         72,214
Bluescope Steel, Ltd. ...................          31,025        130,904
Boral, Ltd. .............................          41,213        157,744
CSL, Ltd. ...............................           1,276         17,161
Coles Myer, Ltd. ........................          15,321         87,270
General Property Trust** ................          11,485         25,874
Macquarie Bank, Ltd. ....................           2,756         73,841
Macquarie Infrastructure Group ..........           8,413         21,552
National Australia Bank, Ltd. ...........           8,158        184,092
News Corporation, Ltd. ..................             646          5,836
QBE Insurance Group, Ltd. ...............          14,981        119,647
Qantas Airways, Ltd. ....................          12,085         29,957
Westfield Trust** .......................          24,435         65,542
                                                               ---------
                                                               1,196,158

BRAZIL - 0.1%
Petroleo Brasileiro S.A. ADR ............           2,500         66,650

CHILE - 0.1%
Banco Santander Chile S.A. ADR ..........           4,788        113,859

FINLAND - 0.1%
Nokia Oyj ...............................           2,826         48,870

FRANCE - 1.5%
Aventis S.A .............................             448         29,610
BNP Paribas S.A .........................           3,546        223,280
Carrefour S.A ...........................           2,117        116,211
Casino Guichard-Perrachon S.A ...........             474         46,097
CNPAssurances ...........................           3,073        160,007
European Aeronautic Defence &
 Space Company ..........................           2,158         51,310
PSAPeugeot Citroen S.A ..................             977         49,787
Publicis Groupe .........................           3,843        124,577
Sagem S.A ...............................             581         62,255
Sanofi-Synthelabo S.A ...................           2,021        152,187
Thomson .................................           5,562        118,354
Total S.A ...............................             955        177,557
                                                               ---------
                                                               1,311,232

GERMANY - 1.8%
Adidas-Salomon AG .......................             629         71,643
Allianz AG ..............................             583         73,596
BASF AG .................................           2,396        134,730
Celesio AG ..............................             781         37,878
Degussa AG ..............................           2,836         99,160
Deutsche Bank AG ........................           1,181         97,870
E.On AG .................................           2,522        164,591
Jenoptik AG .............................           3,641         39,955
Metro AG ................................           1,563         68,904
Porsche AG ..............................             112         66,471
Sap AG ..................................           1,167        195,996
Schwarz Pharma AG .......................           2,637         71,546

                           58 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                              NUMBER       MARKET
      FOREIGN STOCKS (CONTINUED)            OF SHARES      VALUE
-------------------------------------------------------------------
GERMANY (CONTINUED)
Siemens AG ..............................      3,326     $  266,399
Singulus Technologies AG* ...............      2,409         50,745
Volkswagen AG ...........................      2,042        113,716
                                                         ----------
                                                          1,553,200

HONG KONG - 0.4%
China Unicom, Ltd. ......................     30,000         28,015
Espirit Holdings, Ltd. ..................     12,000         39,956
Hong Kong Electric Holdings, Ltd. .......     11,500         45,475
Hutchison Whampoa, Ltd. .................     11,400         84,065
PICC Property & Casualty Company,
 Ltd.*(1) ...............................      2,000            895
Sun Hung Kai Properties, Ltd. ...........      9,000         74,482
Yue Yuen Industrial Holdings, Ltd. ......     28,000         77,000
                                                         ----------
                                                            349,888

IRELAND - 0.2%
Anglo Irish Bank Corporation plc ........      9,202        145,203

ITALY - 0.6%
Eni SpA .................................      7,096        133,900
Riunione Adriatrica di Sicurta SpA ......      6,250        106,426
Telecom Italia Mobile SpA ...............     22,063        119,944
Telecom Italia SpA* .....................     27,110         80,359
UniCredito Italiano SpA .................     12,959         69,960
                                                         ----------
                                                            510,589

JAPAN - 2.9%
Aiful Corporation** .....................        900         65,839
Bank of Yokohama, Ltd. ..................     15,000         69,702
Canon, Inc. .............................      4,000        186,246
Denso Corporation .......................      3,000         59,065
Eisai Company, Ltd. .....................      1,600         43,146
Fanuc, Ltd. .............................      1,000         59,905
Honda Motor Company, Ltd. ...............      1,000         44,415
Kamigumi Company, Ltd. ..................      9,000         63,656
Kaneka Corporation ......................     13,000         97,042
Kao Corporation .........................      3,000         61,025
KDDI Corporation ........................         18        103,126
Kirin Brewery Company, Ltd. .............      7,000         59,700
Kyocera Corporation .....................        900         59,961
Mitsubishi Corporation ..................     11,000        116,600
Misubishi Heavy Industries. Ltd. ........     23,000         63,954
Mitsui Sumitomo Insurance
 Company, Ltd. ..........................     10,000         82,113
NEC Electronics Corporation .............        600         43,893
NEC Soft, Ltd. ..........................      1,000         26,453
Nippon Steel Corporation ................     49,000        105,160
Nomura Holdings, Inc. ...................      6,000        102,174
Pioneer Corporation .....................      3,700        102,193
Sony Corporation ........................      2,200         76,159
Sumitomo Corporation ....................     11,000         82,010
Sumitomo Electric Industries, Ltd. ......      5,000         44,695
Sumitomo Mitsui Financial Group, Inc. ...         19        101,232
TDK Corporation .........................      1,600        115,256
Takeda Chemical Industries, Ltd. ........      2,000         79,313
Tohoku Electric Power Company, Inc. .....      7,100        117,726
Toyota Motor Corporation ................      7,900        266,847
                                                         ----------
                                                          2,498,606

MALAYSIA - 0.0%
Astro All Asia Networks plc*(1)..........     11,800         13,725

MEXICO - 0.3%
Carso Global Telecom* ...................     50,400         70,595
Cemex S.A. de CV ........................     13,074         68,353
Wal-Mart de Mexico S.A
  de CV .................................     31,400         89,501
                                                         ----------
                                                            228,449

NETHERLANDS - 0.5%
ABN Amro Holding N.V ....................      1,931         45,182
Corio N.V ...............................        861         33,341
CSM N.V .................................      2,509         54,876
Draka Holding N.V.* .....................      5,306        104,407
Ing Groep N.V ...........................      1,506         35,123
Koninklijke (Royal) KPN N.V.* ...........     18,189        140,409
Wereldhave N.V.** .......................        488         36,532
                                                         ----------
                                                            449,870

NORWAY - 0.2%
Norsk Hydro ASA .........................        632         38,997
Statoil ASA .............................      8,977        100,864
                                                         ----------
                                                            139,861

SINGAPORE - 0.1%
SembCorp Industries, Ltd. ...............     77,000         57,128

SPAIN - 0.4%
Acciona S.A .............................      1,239         75,406
Banco Santander Central
 Hispano S.A ............................     10,663        126,293
Compania Espanola de
 Petroleos S.A ..........................      2,572         89,215
Iberdrola S.A ...........................      5,862        115,865
                                                         ----------
                                                            406,779

SWEDEN - 0.7%
Nordea AB ...............................     30,261        227,106
Skandinaviska Enskilda Banken AB ........      4,517         66,544
SSAB Svenskt Stal AB ....................      5,150         91,973
Svenska Handelsbanken AB ................      5,424        110,812
Tele2 AB (Cl.B)* ........................      2,395        127,817
                                                         ----------
                                                            624,252

SWITZERLAND - 0.6%
Credit Suisse Group .....................      4,024        147,229
Nestle S.A ..............................        532        132,919
Novartis AG .............................      6,041        274,269
                                                         ----------
                                                            554,417

                           59 See accompanying notes.

DECEMBER 31, 2003

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                        NUMBER         MARKET
        FOREIGN STOCKS (CONTINUED)                    OF SHARES        VALUE
-------------------------------------------------------------------------------
UNITED KINGDOM - 3.3%
Alliance & Leicester plc .......................         6,398      $   101,763
Allied Domecq plc ..............................         8,037           62,190
Anglo American plc .............................         2,332           50,430
Arriva plc .....................................        12,277           83,625
AstraZeneca plc ................................         2,836          136,060
Barclays plc ...................................        27,243          242,870
BP plc .........................................        14,426          116,986
Bradford & Bingley plc .........................        13,558           73,844
British Sky Broadcasting
 Group plc* ....................................         9,513          119,889
Centrica plc ...................................        36,212          136,781
Compass Group plc ..............................        11,338           76,975
Davis Service Group plc ........................        10,169           68,538
GlaxoSmithKline plc ............................         6,409          146,855
HBOS plc .......................................        12,255          158,943
HSBC Holdings plc ..............................         6,938          109,172
J. Sainsbury plc ...............................        22,212          124,159
MMO2 plc* ......................................        74,956          103,321
Persimmon plc ..................................         5,342           51,305
RMC Group plc ..................................         8,526          106,687
Royal Bank of Scotland Group plc ...............         7,007          206,969
Shell Transport & Trading
 Company plc ...................................        41,461          308,576
Unilever plc ...................................        17,402          162,225
Vodafone Group plc .............................        17,015           42,186
Whitbread plc ..................................         5,860           75,373
                                                                    -----------
                                                                      2,865,722
                                                                    -----------

 Total foreign stocks
  (cost $10,512,359) - 15.2% ...................                     13,134,458

FOREIGN GOVERNMENT

MEXICO - 0.1%
Grupo Financiero Banorte S.A. de C.V ...........        19,500           67,677

UNITED KINGDOM - 0.1%
Aviva plc ......................................         8,637           75,800
                                                                    -----------
 Total foreign government
  (cost $123,582) - 0.2% .......................                        143,477
SHORT TERM INVESTMENTS
T. Rowe Price Reserve Investment
 Fund ..........................................     1,209,189        1,209,189
State Street General
 Account Fund ..................................       795,790          795,790
                                                                    -----------
 Total short term investments
  (cost $2,004,979) - 2.3% .....................                      2,004,979
                                                                    -----------
 Total investments (cost $78,409,429) - 102.0% ..                    88,074,180
 Liabilities, less cash & other assets - (2.0%) .                    (1,690,913)
                                                                    -----------
 Total net assets - 100.0% ......................                   $86,383,267
                                                                    ===========

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $79,286,365.

*Non-income producing security

**Passive Foreign Investment Company

ADR (American Depositary Receipt)

GDR (Global Depositary Receipt)

LP (Limited Partnership)

OP (Operating Partnership)

plc (public limited company)

(1) Security is a 144Aseries. The total market value of 144A securities is $2,381,105 (cost $2,274,038), or 2.8% of total net assets.

(2) Security is a step bond. Rate indicated is rate effective at December 31, 2003.

(3) Variable rate security. Rate indicated is rate effective at December 31, 2003.

(4)  Securities represent a "when issued" investment.

(5) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $0, or 0.0% of net assets.

(6) Principal amount on foreign bond is reflected in local currency (e.g. Euro Dollar) while market value is reflected in U.S. dollars.

(7)  Security is a private placement.

(8)  Security is in default due to bankruptcy.

(9)  Interest only security.

SERIES O (EQUITY INCOME SERIES)*
February 15, 2003

[T. ROWEPRICE LOGO]

SUBADVISOR,
T. ROWE PRICE ASSOCIATES, INC.

[PHOTO OF BRIAN C. ROGERS]

 Brian C. Rogers
Portfolio Manager

TO OUR CONTRACTHOLDERS:

U.S. stocks bounced back from a three-year bear market in 2003, with several major indexes finishing the year at their highest levels in nearly two years. After a dismal first quarter blanketed by concern about a double-dip recession and pending war with Iraq, the market began to climb in late March in the midst of the war. A new round of tax cuts and a late-June reduction in the fed funds target rate encouraged investors that the economy would begin to improve. The rally accelerated as the year progressed, aided by stronger corporate earnings growth, mounting evidence of a self-sustaining economic recovery, and repeated assurances from Federal Reserve officials that short-term interest rates could remain low "for a considerable period" due to low inflation. Rising commodity prices were a boon for energy and various industrial and materials companies.

Small- and mid-cap shares outperformed large-caps by a substantial margin for the year. Though growth outperformed value substantially among small- and mid-caps, value edged out growth for the year among large-caps. Most S&P 500 sectors rose strongly, led by information technology, consumer discretionary, and materials. Consumer staples, telecommunications services, and health care gained more modestly.

The Series posted a strong gain for the year of 25.25%(1) but lagged the Russell 1000 Value Index as well as the broad S&P 500 Index which returned 30.03% and 28.68% respectively. Stock selection in consumer discretionary, a significant overweight in pharmaceuticals, and underweighting financials hurt results versus the Russell benchmark.

Overweighting the strong industrials sector added the most to relative results. Top contributors in the sector (and for the fund) included Cooper Industries, which posted better-than-expected sales, and Rockwell Automation and Honeywell International, which were helped by a better outlook for defense spending and improved sentiment toward the aerospace industry.

In financials, Series performance was hurt by underweighting market-sensitive companies such as brokers and diversified financials. However, we added value with stock selection among banks. Top contributors in the group (and for the series overall) included FleetBoston Financial, which surged after agreeing to be acquired by Bank of America at a significant premium, and Bank of America itself.

Continued concern about generic competition and limited product pipelines weighed on Merck and Schering-Plough, which detracted from results. We believe these pharmaceutical leaders have good business models and attractive valuations relative to the market, as well as strong and safe dividend yields.

Stock selection in consumer discretionary was negative. Eastman Kodak detracted for the year even after a strong rebound in the fourth quarter.

Telecom holdings Qwest Communications International and AT&T struggled throughout the year, hurting the Series relative results.

February 15, 2004

Overall, we remain optimistic about the prospects for our value approach to stock selection in the months ahead. Economic growth is likely to decelerate from the strong pace of the second half of 2003. We see value opportunities in pharmaceuticals, media, and industrial and business services stocks. Pharmaceuticals are beginning to trade at a discount to the overall market, but many have good business models and attractive and safe dividend yields. Media shares were strong performers throughout 2003, but we believe they will still enjoy good earnings growth in the year ahead. Within industrials, defense-related stocks should continue to benefit from the ongoing war against terrorism, while other industrials trade at attractive valuations and should benefit from a continuing economic recovery.

Sincerely,

Brian C. Rogers
Portfolio Manager

                          AVERAGE ANNUAL TOTAL RETURNS
                           AS OF DECEMBER 31, 2003 (1)

                             Since
                           Inception
          1 Year  5 Years   (6-1-95)
Series O  25.25%   5.04%    11.34%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

         The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          [SERIES O VS. S&P 500 INDEX]

                                  [LINE GRAPH]

   DATE         VALUE
----------   ----------
SBL FUND SERIES O
  6/1/1995    1000.0000
 6/30/1995   10060.0000
 9/30/1995   10790.0000
12/31/1995   11700.0000
 3/31/1996   12270.0000
 6/30/1996   12630.0000
 9/30/1996   13082.1726
12/31/1996   14044.5393
 3/31/1997   14445.5254
 6/30/1997   16079.5439
 9/30/1997   17337.6004
12/31/1997   18033.5607
 3/31/1998   19638.6476
 6/30/1998   19156.5204
 9/30/1998   17710.1388
12/31/1998   19660.0754
 3/31/1999   19475.3297
 6/30/1999   22015.5901
 9/30/1999   20116.1161
12/31/1999   20275.3066
 3/31/2000   19664.8168
 6/30/2000   19688.2971
 9/30/2000   21017.3735
12/31/2000   22883.2809
 3/31/2001   22229.3040
 6/30/2001   23490.0272
 9/30/2001   21519.2415
12/31/2001   23185.7147
 3/31/2002   24248.4643
 6/30/2002   22310.3900
 9/30/2002   18404.1938
12/31/2002   20072.6511
 3/31/2003   18838.1145
 6/30/2003   21977.8002
 9/30/2003   22293.5284
12/31/2003   25140.7884

   DATE         VALUE
----------   ----------
    S & P 500 INDEX
   6/01/95   10,000.00
   6/30/95   10,232.00
   9/30/95   11,045.37
  12/31/95   11,710.49
   3/31/96   12,338.58
   6/30/96   12,891.78
   9/30/96   13,290.32
  12/31/96   14,398.75
   3/31/97   14,784.33
   6/30/97   17,365.69
   9/30/97   18,667.97
  12/31/97   19,204.65
   3/31/98   21,883.72
   6/30/98   22,606.56
   9/30/98   20,357.02
  12/31/98   24,690.70
   3/31/99   25,924.50
   6/30/99   27,751.50
   9/30/99   26,018.24
  12/31/99   29,889.36
   3/31/00   30,576.32
  06/30/00   29,765.52
  09/30/00   29,477.60
  12/31/00   27,173.21
 3/31/2001   23,953.00
 6/30/2001   25,355.62
 9/30/2001   21,636.12
12/31/2001   23,949.47
 3/31/2002   24,014.56
 6/30/2002   20,798.00
 9/30/2002   17,206.02
12/31/2002   18,659.17
 3/31/2003   18,071.52
 6/30/2003   20,853.28
 9/30/2003   21,405.18
12/31/2003   24,011.57

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series O. On December 31, 2003, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $25,141. By comparison, the same $10,000 investment would have grown to $24,012 based on the S&P 500 Index's performance.

* The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES O (EQUITY INCOME)

                                                  PRINCIPAL
                                                  AMOUNT OR
                                                    NUMBER        MARKET
               CONVERTIBLE BOND                   OF SHARES       VALUE
-----------------------------------------------   ----------    ---------
TECHNOLOGY - 0.6%
Lucent Technologies, Inc.,
 8.00% - 2031 .................................   $1,150,000   $1,231,937
                                                               ----------
 Total convertible bond
  (cost $889,659) - 0.6% ......................                 1,231,937

PREFERRED STOCK

BANKS & CREDIT - 0.3%
Ford Motor Company Capital
 Trust II, 6.50% - 2032 .......................       10,300      575,255
                                                               ----------
 Total preferred stock
  (cost $515,000) - 0.3% ......................                   575,255
COMMON STOCKS
AEROSPACE & DEFENSE - 4.5%
Boeing Company ................................       23,500      990,290
Honeywell International, Inc. .................      106,100    3,546,923
Lockheed Martin Corporation ...................       16,300      837,820
Raytheon Company ..............................       55,100    1,655,204
Rockwell Collins, Inc. ........................       61,900    1,858,857
                                                                ---------
                                                                8,889,094
ALUMINUM - 0.5%
Alcoa, Inc. ...................................       23,900      908,200
ASSET MANAGEMENT & CUSTODY BANKS - 1.5%
Janus Capital Group, Inc. .....................       13,900      228,099
Mellon Financial Corporation ..................       58,100    1,865,591
Northern Trust Corporation ....................       19,900      923,758
                                                                ---------
                                                                3,017,448
AUTOMOBILE MANUFACTURERS - 0.4%
Ford Motor Company ............................       54,100      865,600
BROADCASTING & CABLE TV - 1.0%
Comcast Corporation* ..........................       57,092    1,876,614
COMMUNICATIONS EQUIPMENT - 1.6%
Lucent Technologies, Inc.* ....................      176,900      502,396
Motorola, Inc. ................................      105,900    1,490,013
Nokia Oyj ADR .................................       64,400    1,094,800
                                                                ---------
                                                                3,087,209
COMPUTER HARDWARE - 1.2%
Hewlett-Packard Company .......................      101,199    2,324,541
CONSUMER FINANCE - 1.1%
American Express Company ......................       45,000    2,170,350
DEPARTMENT STORES - 0.8%
J. C. Penney Company, Inc. ....................       12,400      325,872
May Department Stores Company .................       39,350    1,143,904
                                                                ---------
                                                                1,469,776
DISTILLER & VINTNERS - 0.2%
Brown-Forman Corporation (Cl.B) ...............        4,900      457,905
DISTRIBUTORS - 0.5%
Genuine Parts Company .........................       31,800    1,055,760

                                                 NUMBER      MARKET
         COMMON STOCKS (CONTINUED)             OF SHARES     VALUE
--------------------------------------------   ---------   ----------
DIVERSIFIED BANKS - 4.4%
Bank of America Corporation ................    22,700     $1,825,761
Bank One Corporation .......................    63,567      2,898,020
Fleetboston Financial Corporation ..........    66,620      2,907,963
Wells Fargo & Company ......................    18,600      1,095,354
                                                           ----------
                                                            8,727,098
DIVERSIFIED CAPITAL MARKETS - 0.9%
J.P. Morgan Chase & Company ................    46,130      1,694,355
DIVERSIFIED CHEMICALS - 2.5%
Dow Chemical Company .......................    50,600      2,103,442
E.I. du Pont de Nemours & Company ..........    45,300      2,078,817
Hercules, Inc.* ............................    64,800        790,560
                                                           ----------
                                                            4,972,819
DIVERSIFIED COMMERCIAL SERVICES - 0.5%
D&B Corporation* ...........................    18,200        922,922
ELECTRIC UTILITIES - 1.3%
Firstenergy Corporation ....................    31,057      1,093,206
Teco Energy, Inc. ..........................     6,900         99,429
TXU Corporation ............................    60,100      1,425,572
                                                           ----------
                                                            2,618,207
ELECTRICAL COMPONENTS & EQUIPMENT - 3.1%
Cooper Industries, Ltd. ....................    49,688      2,878,426
Emerson Electric Company ...................    16,300      1,055,425
Hubbell, Inc. (Cl.B) .......................    18,400        811,440
Rockwell Automation, Inc. ..................    38,400      1,367,040
                                                           ----------
                                                            6,112,331
ENVIRONMENTAL SERVICES - 1.0%
Waste Management, Inc. .....................    68,322      2,022,331
FOOD RETAIL - 0.1%
Winn-Dixie Stores, Inc. ....................    14,400        143,280
GAS UTILITIES - 0.8%
Nisource, Inc. .............................    67,400      1,478,756
HEALTH CARE EQUIPMENT - 1.3%
Baxter International, Inc. .................    59,300      1,809,836
Becton, Dickinson & Company ................    18,000        740,520
                                                           ----------
                                                            2,550,356
HOME IMPROVEMENT RETAIL - 1.0%
Home Depot, Inc. ...........................    57,300      2,033,577
HOTELS, RESORTS & CRUISE LINES - 1.7%
Hilton Hotels Corporation ..................    83,500      1,430,355
Starwood Hotels & Resorts
  Worldwide, Inc. ..........................    51,249      1,843,427
                                                           ----------
                                                            3,273,782
HOUSEHOLD APPLIANCES - 0.3%
Black & Decker Corporation .................    13,800        680,616

                           63 See accompanying notes.

DECEMBER 31, 2003

SERIES O (EQUITY INCOME) (CONTINUED)

                                                 NUMBER       MARKET
         COMMON STOCKS (CONTINUED)             OF SHARES      VALUE
---------------------------------------------- ---------   -----------
HOUSEHOLD PRODUCTS - 1.5%
Clorox Company ...............................   23,800    $ 1,155,728
Kimberly-Clark Corporation ...................   30,800      1,819,972
                                                           -----------
                                                             2,975,700
HOUSEWARES & SPECIALTIES - 1.9%
Fortune Brands, Inc. .........................   28,000      2,001,720
Newell Rubbermaid, Inc. ......................   74,600      1,698,642
                                                           -----------
                                                             3,700,362
INDUSTRIAL CONGLOMERATES - 1.6%
General Electric Company .....................  100,600      3,116,588

INDUSTRIAL MACHINERY - 0.9%
Pall Corporation .............................   64,000      1,717,120

INSURANCE BROKERS - 1.2%
Marsh & McLennan Companies, Inc. .............   47,200      2,260,408

INTEGRATED OIL & GAS - 8.2%
Amerada Hess Corporation .....................   49,700      2,642,549
BP plc ADR ...................................   43,784      2,160,740
Chevron Texaco Corporation ...................   44,966      3,884,613
Exxon Mobil Corporation ......................  100,268      4,110,988
Marathon Oil Corporation .....................   27,800        919,902
Royal Dutch Petroleum Company ................   45,800      2,399,462
                                                           -----------
                                                            16,118,254
INTEGRATED TELECOMMUNICATION SERVICES - 5.4%
AT&T Corporation .............................   57,710      1,171,513
Alltel Corporation ...........................   34,000      1,583,720
Qwest Communications
  International, Inc.* .......................  317,701      1,372,468
SBC Communications, Inc. .....................   78,352      2,042,637
Sprint Corporation (FON Group) ...............   93,500      1,535,270
Verizon Communications, Inc. .................   86,836      3,046,207
                                                           -----------
                                                            10,751,815
INVESTMENT BANKING & BROKERAGE - 0.7%
Morgan Stanley ...............................   25,000      1,446,750

LEISURE PRODUCTS - 0.6%
Hasbro, Inc. .................................   56,400      1,200,192

LIFE & HEALTH INSURANCE - 1.8%
John Hancock Financial Services, Inc. ........   14,229        533,588
Lincoln National Corporation .................   36,924      1,490,622
Unumprovident Corporation ....................   94,900      1,496,573
                                                           -----------
                                                             3,520,783
MANAGED HEALTH CARE - 0.8%
Cigna Corporation ............................   26,700      1,535,250

MOVIES & ENTERTAINMENT - 3.3%
Time Warner, Inc.* ...........................  159,300      2,865,807
Viacom, Inc. (Cl.B) ..........................   26,700      1,184,946
Walt Disney Company ..........................  105,900      2,470,647
                                                           -----------
                                                             6,521,400

MULTI-LINE INSURANCE - 0.6%
American International Group, Inc. ...........   16,287    $ 1,079,502

MULTI-UTILITIES & UNREGULATED POWER- 2.1%
Constellation Energy Group, Inc. .............   43,500      1,703,460
Duke Energy Corporation ......................   92,000      1,881,400
El Paso Corporation ..........................   62,600        512,694
                                                           -----------
                                                             4,097,554
OIL & GAS EQUIPMENT & SERVICES - 0.9%
Baker Hughes, Inc. ...........................   15,800        508,128
Schlumberger, Ltd. ...........................   22,400      1,225,728
                                                           -----------
                                                             1,733,856
OIL & GAS EXPLORATION & PRODUCTION - 0.7%
Anadarko Petroleum Corporation ...............   25,800      1,316,058

OTHER DIVERSIFIED FINANCIAL SERVICES - 0.8%
Citigroup, Inc. ..............................   34,333      1,666,524

PACKAGED FOODS & MEATS - 1.8%
Campbell Soup Company ........................   60,700      1,626,760
Conagra Foods, Inc. ..........................   22,800        601,692
General Mills, Inc. ..........................   26,800      1,214,040
McCormick & Company, Inc. ....................    4,200        126,420
                                                           -----------
                                                             3,568,912
PAPER PRODUCTS - 1.5%
International Paper Company ..................   58,720      2,531,419
Meadwestvaco Corporation .....................   14,400        428,400
                                                           -----------
                                                             2,959,819
PERSONAL PRODUCTS - 0.7%
Gillette Company .............................   37,400      1,373,702

PHARMACEUTICALS - 7.0%
Abbott Laboratories ..........................   27,900      1,300,140
Bristol-Myers Squibb Company .................  109,900      3,143,140
Johnson & Johnson ............................   39,600      2,045,736
Merck & Company, Inc. ........................   74,300      3,432,660
Schering-Plough Corporation ..................   94,100      1,636,399
Wyeth ........................................   50,900      2,160,705
                                                           -----------
                                                            13,718,780
PHOTOGRAPHIC PRODUCTS - 1.1%
Eastman Kodak Company ........................   85,800      2,202,486

PROPERTY & CASUALTY INSURANCE - 2.9%
Chubb Corporation ............................   23,400      1,593,540
Safeco Corporation ...........................   52,500      2,043,825
St. Paul Companies, Inc. .....................   31,004      1,229,309
Travelers Property Casualty
  Corporation ................................   53,300        904,501
                                                           -----------
                                                             5,771,175
PUBLISHING - 3.3%
Dow Jones & Company, Inc. ....................   43,400      2,163,490
Knight-Ridder, Inc. ..........................   26,400      2,042,568
New York Times Company .......................   42,000      2,007,180
Reader's Digest Association, Inc. ............   16,800        246,288
                                                           -----------
                                                             6,459,526

                           64 See accompanying notes.

DECEMBER 31, 2003

SERIES O (EQUITY INCOME) (CONTINUED)

                                                                  NUMBER       MARKET
         COMMON STOCKS (CONTINUED)                              OF SHARES      VALUE
-----------------------------------------------------------     ---------   ------------
RAILROADS - 2.1%
Norfolk Southern Corporation ..............................      61,700     $  1,459,205
Union Pacific Corporation .................................      38,200        2,654,136
                                                                            ------------
                                                                               4,113,341
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Simon Property Group, Inc. ................................      22,936        1,062,854

REGIONAL BANKS - 1.4%
Mercantile Bankshares Corporation .........................      28,300        1,289,914
National City Corporation .................................      27,300          926,562
Wilmington Trust Corporation ..............................      15,100          543,600
                                                                            ------------
                                                                               2,760,076
RESTAURANTS - 1.1%
McDonald's Corporation ....................................      89,400        2,219,802
SEMICONDUCTORS - 0.8%
Agere Systems, Inc.* ......................................      91,206          278,178
Texas Instruments, Inc. ...................................      41,500        1,219,270
                                                                            ------------
                                                                               1,497,448
SPECIALTY CHEMICALS - 1.1%
Great Lakes Chemical Corporation ..........................      38,000        1,033,220
International Flavors & Fragrances,
  Inc. ....................................................      34,900        1,218,708
                                                                            ------------
                                                                               2,251,928
SPECIALTY STORES - 0.5%
Toys 'R' Us, Inc.* ........................................      73,700          931,568
STEEL - 0.5%
Nucor Corporation .........................................      18,400        1,030,400
SYSTEMS SOFTWARE - 0.7%
Microsoft Corporation .....................................      51,900        1,429,326
THRIFTS & MORTGAGE FINANCE - 0.8%
Fannie Mae ................................................      21,000        1,576,260
TOBACCO - 1.4%
Altria Group, Inc. ........................................      26,500        1,442,130
UST, Inc. .................................................      37,000        1,320,530
                                                                            ------------
                                                                               2,762,660
                                                                            ------------
  Total common stocks
   (cost $173,795,290) - 94.4% ............................                  185,801,106
FOREIGN STOCK
NETHERLANDS - 0.9%
Unilever NV ...............................................      25,900        1,693,887
                                                                            ------------
  Total foreign stock
   (cost $1,426,163) - 0.9% ...............................                    1,693,887

                                                                  NUMBER       MARKET
                TEMPORARY CASH INVESTMENTS                      OF SHARES      VALUE
-----------------------------------------------------------     ---------   -----------
T. Rowe Price Reserve Investment
 Fund .....................................................     5,861,328   $  5,861,328
State Street General Account Fund .........................       766,978        766,978
                                                                            ------------
 Total temporary cash investments
  (cost $6,628,306) - 3.4% ................................                    6,628,306
                                                                            ------------
 Total investments (cost $183,254,418) - 99.6% ............                  195,930,491
 Cash & other assets, less liabilities - 0.4% .............                      789,615
                                                                            ------------
 Total net assets - 100.0% ................................                 $196,720,106
                                                                            ============

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $185,419,611.

* Non-income producing security
ADR (American Depositary Receipt)
plc (public limited company)

                           65 See accompanying notes.

SERIES P (HIGH YIELD SERIES)*
February 15, 2004

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

[PHOTO OF DAVID TOUSSAINT]

    David Toussaint
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The high yield market came roaring back during 2003 as an improving economy, declining default rates, and a recovering equity market set the tone. The high yield market as measured by the Lehman Brothers High Yield Index was able to record its second best year on record at 28.97% and was able to outperform most equity indices for the fourth straight year. The High Yield Series was up 21.71%.(1)

STELLAR HIGH YIELD PERFORMANCE IN 2003

For the year, high yield bonds significantly outperformed other fixed income asset classes such as government bonds, which returned 2.4%, and higher quality corporate bonds which returned 7.7%. During the year, an improving economy and investors' increasing appetite for risk allowed many of the high yield issuers to repair their balance sheets through improved earnings, debt repayments, and debt refinancings. The lower quality CCC-rated bonds benefited the most and significantly outperformed the higher quality BB-rated bonds as CCC's returned 60% versus BB's 20% return. At the start of the year, many of the CCC-rated companies were facing bankruptcy and in some cases trading at 20 to 30 cents on the dollar. However, by yearend, many of these companies were able to refinance their maturing debt and have their other outstanding issues trading near par or higher.

During the year, a huge amount of cash poured into the high yield market. High yield mutual funds received a record $27.5 billion of cash; $10 billion more than the previous high in 1997. Additionally, many life insurance companies and pension plans allocated more investment dollars towards this asset class in 2003. All of this new money looking for a place to be invested allowed high yield issuers to come to market and refinance their maturing or callable issues. Consequently, with the issuers improving their balance sheets by extending their debt maturities or by paying lower interest rates, the high yield default rate continued its decline to 5.4% from 7.3% in 2002.

UNDERWEIGHT TO LOWER QUALITY BONDS HURTS PERFORMANCE

The Series' underperformance this year relative to the Lehman Brothers High Yield Index is due primarily to its underweight to the lowest quality, CCC-rated credits. Several of the larger issuers in the high yield index are CCC-rated. Many of these companies had previously been investment grade rated and, due to deteriorating business fundamentals and excess leverage, had been downgraded to high yield. Investment grade issuers typically have larger issue sizes than high yield; therefore, these issues became a large percentage of the high yield index. Additionally, the series was underweight to the telecom, utilities, and airline sectors, all of which have a large share of CCC-rated bonds in them. The Series typically invests in higher quality bonds and therefore avoided many of these issuers. As mentioned earlier, these higher quality bonds significantly under-performed the lower quality bonds during the year. However, we believe that over the long-term, investing in the higher quality issuers offers the best return for the risk taken.

SOME SUCCESS STORIES AID SERIES

The Series' holdings in certain cable television company bonds rebounded strongly during 2003 and returned greater than 100%. Adelphia Communications brought in new management, improved operations, and cleaned up their accounting books. Another cable company, Charter Communications, was able to re-finance some near term debt maturities and stabilize its business. Another sector that lagged in 2002 but rebounded in 2003 was the Series holdings in utility bonds such as AES Corporation, Calpine Corporation, and Edison Mission Energy. These companies were able to refinance their debt and improve profitability. Finally, two holdings that performed well in 2002 and continued to do well in 2003 were Nextel Communications, a wireless service provider, and Allied Holdings, an auto transport company. Both companies continued to produce free cash flow and de-lever their balance sheets.

February 15, 2004

POSITIVE TREND TO CONTINUE IN 2004

The high yield market is coming off one of it best years in history so we don't expect the market to repeat the lofty returns experienced in 2004. What we do expect is the market to continue to do well as the economy continues to improve and the default rate continues to decline. In the event of rising interest rates, the high yield market should continue to out-perform the higher quality fixed income asset classes such as government bonds and investment grade corporate bonds. If 2004 is a year of continued economic expansion, we remain optimistic about the prospects for high yield.

Sincerely,

David Toussaint
Portfolio Manager

                          AVERAGE ANNUAL TOTAL RETURNS
                           AS OF DECEMBER 31, 2003(1)

                                                           Since
                                                         Inception
                               1 Year       5 Years      (8-5-96)
Series P                       21.71%         4.95%        6.80%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBLFund are available only through the purchase of such products.

         The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          SERIES P VS. LEHMAN BROTHERS
                                HIGH YIELD INDEX

                                  [LINE GRAPH]

                          SBL P INVESTMENT INFORMATION

 DATE                                 value
SBL FUND SERIES P
  8/5/1996                             10,000
 9/30/1996                         10246.6667
12/31/1996                         10660.0000
 3/31/1997                         10846.6667
 6/30/1997                         11320.0000
 9/30/1997                         11754.4573
12/31/1997                         12076.9672
 3/31/1998                         12485.5442
 6/30/1998                         12628.6450
 9/30/1998                         12464.0790
12/31/1998                         12782.4783
 3/31/1999                         12972.8015
 6/30/1999                         12957.5574
 9/30/1999                         12858.4702
12/31/1999                         12950.5941
 3/31/2000                         12666.6997
 6/30/2000                         12700.0990
 9/30/2000                         12925.5446
12/31/2000                         12753.1969
 3/31/2001                         13342.6235
 6/30/2001                         13108.2261
 9/30/2001                         12441.0949
12/31/2001                         13317.9095
 3/31/2002                         13704.1245
 6/30/2002                         13201.3113
 9/30/2002                         12550.6119
12/31/2002                         13371.8951
 3/31/2003                         14041.0126
 6/30/2003                         15117.8736
 9/30/2003                         15528.0501
12/31/2003                         16274.9019
LEHMAN BROTHERS HIGH YIELD INDEX
   8/05/96                          10,000.00
   9/30/96                          10,351.60
  12/31/96                          10,713.39
   3/31/97                          10,833.03
   6/30/97                          11,336.46
   9/30/97                          11,851.52
  12/31/97                          12,081.46
   3/31/98                          12,487.78
   6/30/98                          12,625.65
   9/30/98                          12,050.69
  12/31/98                          12,307.03
   3/31/99                          12,533.43
   6/30/99                          12,566.52
   9/30/99                          12,386.91
  12/31/99                          12,589.80
   3/31/00                          12,295.73
  06/30/00                          12,437.20
  09/30/00                          12,507.18
  12/31/00                          11,851.92
 3/31/2001                          12,604.41
 6/30/2001                          12,317.36
 9/30/2001                          11,796.11
12/31/2001                          12,477.29
 3/31/2002                          12,687.30
 6/30/2002                          11,878.19
 9/30/2002                          11,529.80
12/31/2002                          12,306.90
 3/31/2003                          13,243.88
 6/30/2003                          14,581.95
 9/30/2003                          14,985.63
12/31/2003                          15,871.49

                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series P(High Yield Series) on August 5, 1996 (date of inception) and reflects the fees and expenses of Series P. On December 31, 2003 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $16,275. By comparison, the same $10,000 investment would have grown to $15,871 based on the Lehman Brothers High Yield Index's performance.

* The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES P (HIGH YIELD)

                                                                  PRINCIPAL
                                                                  AMOUNT OR
                                                                    NUMBER         MARKET
PREFERRED STOCKS                                                  OF SHARES        VALUE
----------------                                                 -----------     ----------
MEDIA - CABLE - 0.2%
CSC Holdings, Inc., 11.125% ..................................         1,083        113,715

MEDIA NON-CABLE - 0.6%
Primedia, Inc., (Cl.D), 10.00% ...............................         4,910        481,180

STEEL - 0.0%
Weirton Steel Corporation, 0.00% .............................           315            117

TELECOMMUNICATIONS - 0.0%
McLeodUSA, Inc., 2.50% .......................................           407          3,101
                                                                                 ----------
    Total preferred stocks (cost $392,278) - 0.8%                                   598,113

COMMON STOCKS

BROADCASTING & CABLE TV - 0.0%
Classic Holdco, LLC (3) ......................................            79              -
UnitedGlobalcom, Inc.* .......................................         1,606         13,619
                                                                                 ----------
                                                                                     13,619

ELECTRONIC EQUIPMENT MANUFACTURERS - 0.0%
Viasystems Group, Inc.*(3) ...................................         1,207              -

HEALTH CARE EQUIPMENT - 0.1%
Dade Behring Holdings, Inc.* .................................         2,567         91,488
Mediq, Inc.*(3,4) ............................................            92              -
                                                                                 ----------
                                                                                     91,488

HOUSEHOLD PRODUCTS - 0.0%
WKI Holding Company, Inc.*(3) ................................           202              -

INTEGRATED TELECOMMUNICATIONS SERVICE - 0.0%
Flag Telecom Group, Ltd.* ....................................           146         13,818

MOVIES & ENTERTAINMENT - 0.1%
Viacom, Inc. (Cl.B) ..........................................           592         26,273
                                                                                 ----------
    Total common stocks (cost $185,670) - 0.2% ...............                      145,198

CONVERTIBLE BONDS

AEROSPACE & DEFENSE - 1.2%
Gencorp, Inc., 5.75% - 2007 ..................................   $   925,000        926,156

AUTOMOBILES - 0.8%
Sonic Automotive, 5.25% - 2009                                   $   650,000        633,750

COMMUNICATIONS - 0.8%
Mediacom Communications,
    5.25% - 2006 .............................................   $   675,000        653,063

ELECTRIC UTILITIES - 1.2%
AES Corporation, 4.50% - 2005 ................................   $   950,000        902,500

HEALTH CARE SERVICES - 0.5%
Service Corporation International,
    6.75% - 2008 .............................................   $   350,000        374,937

TELECOMMUNICATIONS - 1.5%
Level 3 Communications, Inc.,
    6.00% - 2010 .............................................   $   675,000        453,938
Nextel Communications,
    5.25% - 2010 .............................................   $   750,000        761,250
                                                                                 ----------
                                                                                  1,215,188
                                                                                 ----------
    Total convertible bonds
      (cost $4,530,581) - 6.0% ...............................                    4,705,594

                                                                 PRINCIPAL          MARKET
CORPORATE BONDS                                                   AMOUNT            VALUE
---------------                                                 -----------         ------
AEROSPACE & DEFENSE - 3.1%
Argo-Tech Corporation,
    8.625% - 2007 ............................................   $    20,000     $   19,500
Aviall, Inc., 7.625% - 2011 ..................................       250,000        260,625
DRS Technologies, Inc.,
     6.875% - 2013(6) ........................................       500,000        513,750
Esterline Technologies,
    7.75% - 2013(6) ..........................................       450,000        483,750
Hexcel Corporation, 9.75% - 2009 .............................        25,000         26,188
L-3 Communications Corporation:
    8.00% - 2008 .............................................       400,000        416,500
    6.125% - 2014(6) .........................................       200,000        200,500
Sequa Corporation:
    8.875% - 2008 ............................................       280,000        303,800
    9.00% - 2009 .............................................       200,000        220,500
                                                                                 ----------
                                                                                  2,445,113

AIRLINES - 2.9%
Air Canada, 10.25% - 2011*(5) ................................        65,000         26,162
Atlas Air, Inc., 9.375% - 2006*(6) ...........................        30,000         11,100
Delta Air Lines:
    6.65% - 2004 .............................................     1,125,000      1,125,000
    7.70% - 2005 .............................................       675,000        637,031
    7.90% - 2009 .............................................        75,000         60,656
Northwest Air Lines, Inc.,
    9.875% - 2007 ............................................        10,000          9,100
United Air Lines, 7.73% - 2010 ...............................       500,000        413,690
                                                                                 ----------
                                                                                  2,282,739
AUTOMOTIVE - 5.3%
Accuride Corporation, 9.25% - 2008 ...........................        70,000         71,925
Allied Holdings, Inc., 8.625% - 2007 .........................       655,000        628,800
Autonation, Inc., 9.00% - 2008 ...............................       450,000        516,375
CSK Auto, Inc., 12.00% - 2006 ................................        29,000         33,278
Dana Corporation, 9.00% - 2011 ...............................        85,000        102,425
Dura Operating Corporation:
    9.00% - 2009 .............................................        10,000         10,000
    8.625% - 2012 ............................................        10,000         10,650
Group One Automotive, Inc.:
    10.875% - 2009 ...........................................       450,000        479,250
    8.25% - 2013 .............................................       400,000        428,000
LDM Technologies, Inc.,
    10.75% - 2007 ............................................        25,000         25,250
Lear Corporation:
    7.96% - 2005 .............................................        85,000         90,950
    8.11% - 2009 .............................................        40,000         47,050
Mark IV Industries, Inc.,
    7.50% - 2007 .............................................       600,000        519,000
Sonic Automotive, Inc.,
    8.625% - 2013 ............................................       800,000        844,000
TRW Automotive, Inc.,
    9.375% - 2013 ............................................       350,000        399,875
                                                                                 ----------
                                                                                  4,206,828

                            See accompanying notes.

DECEMBER 31, 2003

                                                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                                        AMOUNT          VALUE
---------------------------                                      -----------     ----------
BANKING - 0.8%
BF Saul Reit, 9.75% - 2008 ...................................   $   350,000     $  365,312
Doral Financial Corporation,
    8.50% - 2004 .............................................        70,000         72,241
FCB/NC Capital Trust, 8.05% - 2028 ...........................        75,000         74,734
Popular North America, Inc.,
    6.125% - 2006 ............................................        60,000         65,219
Western Financial Bank:
    8.875% - 2007 ............................................        30,000         31,050
    9.625% - 2012 ............................................         5,000          5,575
                                                                                 ----------
                                                                                    614,131
BASIC INDUSTRY - OTHER - 0.1%
Johnsondiversey, Inc., 9.625% - 2012 .........................         5,000          5,575
Numatics, Inc., 9.625% - 2008 ................................        50,000         40,062
                                                                                 ----------
                                                                                     45,637
BEVERAGE - 1.3%
Canandaigua Brands, Inc.,
    8.625% - 2006 ............................................       200,000        222,000
Le-Nature's, Inc., 9.00% - 2013(6) ...........................       800,000        844,000
                                                                                 ----------
                                                                                  1,066,000
BUILDING MATERIALS - 2.6%
Building Materials Corporation:
    8.00% - 2007 .............................................       550,000        547,250
    8.00% - 2008 .............................................       825,000        812,625
Masco Corporation, 6.00% - 2004 ..............................        45,000         45,623
Nortek Holdings, Inc.:
    8.875% - 2008 ............................................       375,000        392,344
    0.00% - 2011(2) ..........................................       300,000        216,750
Owens Corning, 7.50% - 2005(5) ...............................        20,000          8,700
                                                                                 ----------
                                                                                  2,023,292
CHEMICALS - 1.1%
Borden Chemicals & Plastics,
    9.50% - 2005*(5) .........................................        20,000            200
IMC Global, Inc., 11.25% - 2011 ..............................         5,000          5,500
ISP Holdings, Inc.,
    10.625% - 2009 ...........................................       800,000        880,000
Methanex Corporation,
    8.75% - 2012 .............................................         5,000          5,575
Royster-Clark, Inc.,
    10.25% - 2009 ............................................        15,000         13,200
                                                                                 ----------
                                                                                    904,475
CONSTRUCTION MACHINERY - 2.9%
Bucyrus International, 9.75% - 2007 ..........................   $    30,000     $   26,175
Case Corporation, 7.25% - 2005 ...............................        30,000         31,275
Case New Holland, Inc.,
    9.25% - 2011(6) ..........................................       650,000        728,000
NMHG Holding Company,
    10.00% - 2009 ............................................         5,000          5,525
Navistar International:
    9.375% - 2006 ............................................        45,000         49,669
    8.00% - 2008 .............................................       175,000        179,813
Shaw Group, Inc., 10.75% - 2010(6) ...........................     1,050,000      1,113,000
Titan Wheel International, Inc.,
    8.75% - 2007 .............................................       175,000        134,750
                                                                                 ----------
                                                                                  2,268,207
CONSUMER PRODUCTS - 0.4%
Central Garden & Pet Company,
    9.125% - 2013 ............................................       200,000        222,000
Hasbro, Inc., 6.15%, 2008 ....................................        56,000         59,360
Icon Health & Fitness,
    11.25% - 2012 ............................................        25,000         27,250
                                                                                 ----------
                                                                                    308,610
DIVERSIFIED MANUFACTURING - 1.1%
Tyco International Group SA,
    5.80% -2006 ..............................................       800,000        846,000

ELECTRIC  - UTILITY - 4.8%
AES Corporation, 8.875% - 2011 ...............................        95,000        103,550
Avista Corporation, 9.75% - 2008 .............................        50,000         59,500
Calpine Corporation:
    8.75% - 2007 .............................................       225,000        184,500
    8.625% - 2010 ............................................        85,000         66,300
    8.50% - 2011 .............................................       475,000        375,844
CMS Energy Corporation:
    9.875% - 2007 ............................................        10,000         11,150
    7.50% -2009 ..............................................       610,000        628,300
East Coast Power LLC:
    6.737% - 2008 ............................................        52,764         53,292
    7.066% - 2012 ............................................        84,520         85,365
Edison Mission Energy,
    10.00% - 2008 ............................................       800,000        830,000
Mirant Americas LLC:
    7.625% - 2006*(5) ........................................       775,000        654,875
    7.20% - 2008*(5) .........................................        50,000         42,250
Suburban Propane Partners,
    6.875% - 2013(6) .........................................       600,000        606,000
UCAR Finance, Inc.,
    10.25% - 2012 ............................................        15,000         17,250
Western Resources, Inc.,
    7.125% - 2009 ............................................        90,000         94,283
                                                                                 ----------
                                                                                  3,812,459

                           69 See accompanying notes.

DECEMBER 31, 2003

SERIES P (HIGH YIELD) (CONTINUED)

                                                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                                        AMOUNT          VALUE
---------------------------                                      -----------     ----------
ENERGY-INTEGRATED - 1.2%
Petrobras International Finance:
    9.00% - 2008(2) ..........................................   $   425,000     $  515,313
    9.125% - 2013 ............................................       425,000        465,375
                                                                                 ----------
                                                                                    980,688
ENTERTAINMENT - 1.2%
Cinemark USA, Inc., 9.00% - 2013 .............................       650,000        731,250
Speedway Motorsports, Inc.,
    6.75% - 2013 .............................................       200,000        206,500
                                                                                 ----------
                                                                                    937,750
ENVIRONMENTAL - 2.1%
Allied Waste of North America, Inc:
    7.625% - 2006 ............................................        40,000         42,100
    8.50% - 2008 .............................................        20,000         22,250
    8.875% - 2008 ............................................       385,000        431,200
    10.00% - 2009 ............................................       635,000        685,800
Casella Waste Systems,
    9.75% - 2013 .............................................       400,000        448,000
                                                                                 ----------
                                                                                  1,629,350
FINANCE - 0.0%
PCA Finance Corporation,
    11.875% - 2009 ...........................................        30,000         32,850

FINANCIAL COMPANIES - NONCAPTIVE CONSUMER - 0.7%
Istar Financial, Inc., 7.00% - 2008 ..........................       500,000        540,000

FOOD - 2.4%
Dean Foods Company,
    8.15% - 2007 .............................................       850,000        939,250
Dole Foods Company,
    8.875% - 2011 ............................................       200,000        219,500
Land 'O Lakes, Inc., 8.75% - 2011 ............................       800,000        700,000
                                                                                 ----------
                                                                                  1,858,750
GAMING - 1.9%
Harrahs Operating Company, Inc.,
    7.875% - 2005 ............................................       125,000        135,937
Mandalay Resort Group:
    10.25% - 2007 ............................................        45,000         51,975
     6.50% - 2009 ............................................       300,000        311,250
MGM Grand, Inc., 6.95% - 2005 ................................       125,000        130,000
MGM Mirage, Inc.:
    8.50% - 2010 .............................................        15,000         17,212
    8.375% - 2011 ............................................        55,000         62,288
Mirage Resorts, Inc., 6.625% - 2005 ..........................       150,000        155,625
Mohegan Tribal Gaming,
    6.375% - 2009 ............................................       250,000        258,125
Park Place Entertainment Corporation,
    7.875% - 2005 ............................................       300,000        321,375
Station Casinos, 8.875% - 2008 ...............................        50,000         51,750
                                                                                 ----------
                                                                                  1,495,537
HEALTH CARE - 2.6%
Beverly Enterprises, Inc.,
    9.625% - 2009 ............................................        40,000         44,100
Fisher Scientific International,
    8.00% - 2013(6) ..........................................       500,000        536,250
Healthsouth Corporation, Inc.,
    8.50% - 2008 .............................................       775,000        747,875
Radiologix, Inc., 10.50% - 2008 ..............................        45,000         45,000
Rural/Metro Corporation,
    7.875% - 2008 ............................................       150,000        121,500
Sybron Dental Specialties,
    8.125% - 2012 ............................................         5,000          5,438
Triad Hospitals Holdings, Inc.,
    8.75% - 2009 .............................................       485,000        525,619
                                                                                 ----------
                                                                                  2,025,782
HIGH YIELD MARKET INDEX FUND - 0.6%
DJ Trac-X NAHY S2 T2, 6.05%, 2009(6) .........................       500,000        511,875

HOME CONSTRUCTION - 0.6%
D.R. Horton, Inc., 8.375% - 2004 .............................       125,000        128,125
KB Home, 9.50% - 2011 ........................................        35,000         39,025
Standard Pacific Corporation,
    8.50% - 2009 .............................................       285,000        296,400
                                                                                 ----------
                                                                                    463,550
HOME FURNISHINGS - 0.1%
Sealy Mattress Company,
    10.875% - 2007(2) ........................................        40,000         41,500

INDEPENDENT - EXPLORATION AND PRODUCTION - 7.8%
Arch Western Finance, 6.75% - 2013(6) ........................       200,000        205,500
BRL Universal Equipment,
    8.875% - 2008 ............................................       975,000      1,045,687
Chesapeake Energy Corporation,
    8.375% - 2008 ............................................     1,075,000      1,182,500
Energy Corporation of America,
    9.50% - 2007 .............................................        75,000         60,000
Forest Oil Corporation, 8.00% - 2008 .........................        15,000         16,350
Houston Exploration Company,
    7.00% - 2013(6) ..........................................       450,000        464,625
Magnum Hunter Resources, Inc.,
    9.60% - 2012 .............................................       375,000        425,625
Paramont Resources, Ltd.,
    7.875% - 2010 ............................................       500,000        497,500
Pioneer Natural Resource,
    9.625% - 2010 ............................................        15,000         18,666
Plains All American Pipeline,
    5.625% - 2013(6) .........................................       600,000        605,250
Plains Exploration & Production
    Company, 8.75% - 2012 ....................................        40,000         43,950
Transmontaigne, Inc., 9.125% - 2010(6) .......................       925,000        992,063
Westport Resources Corporation,
    8.25% - 2011(6) ..........................................       500,000        550,000
                                                                                 ----------
                                                                                  6,107,716

                           70 See accompanying notes.

DECEMBER 31, 2003

SERIES P (HIGH YIELD) (CONTINUED)

                                                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                                        AMOUNT          VALUE
---------------------------                                      -----------     ----------
INDUSTRIAL - OTHER - 3.6%
Corrections Corporation of America,
    7.50% - 2011 .............................................   $   200,000     $  210,000
Iron Mountain, Inc.:
    8.25% - 2011 .............................................       800,000        840,000
    7.75% - 2015 .............................................       475,000        497,562
Usec, Inc., 6.625% - 2006 ....................................     1,350,000      1,289,250
                                                                                 ----------
                                                                                  2,836,812
INSURANCE - 0.4%
Fairfax Financial Holdings,
    7.375% - 2006 ............................................        10,000         10,100
Genamerica Capital, Inc.,
    8.525% - 2027(6) .........................................       175,000        201,479
Torchmark Corporation,
    6.25% - 2006 .............................................        75,000         82,682
                                                                                 ----------
                                                                                    294,261
LODGING - 2.0%
HMH Properties, 7.875% - 2008 ................................       275,000        286,000
Starwood Hotels Resorts,
    7.375% - 2007 ............................................       600,000        648,000
Sun International Hotels,
    8.875% - 2011 ............................................       550,000        600,875
                                                                                 ----------
                                                                                  1,534,875
MEDIA - CABLE - 3.6%
Adelphia Communications Corporation:
    9.50% - 2004*(5) .........................................        21,694         20,175
    8.375% - 2008*(5) ........................................       350,000        326,375
    7.75% - 2009*(5) .........................................        15,000         13,950
    10.875% - 2010*(5) .......................................        25,000         23,375
Century Communications Corporation,
    9.50% - 2005*(5) .........................................       250,000        241,250
Charter Communications Holdings, LLC:
    8.25% - 2007 .............................................        25,000         23,500
    8.625% - 2009 ............................................       400,000        349,000
    11.125% - 2011 ...........................................       300,000        275,250
CSC Holdings, Inc.:
    7.25% - 2008 .............................................       375,000        390,000
    8.125% - 2009 ............................................        35,000         37,625
Diamond Holdings, 9.125% - 2008 ..............................       325,000        335,969
Frontiervision Holdings,
    11.875% - 2007*(5) .......................................        20,000         21,200
Insight Midwest:
    9.75% - 2009 .............................................        40,000         42,300
    10.50% - 2010 ............................................        15,000         16,313
Jones Intercable, Inc.,
    7.625% - 2008 ............................................       200,000        229,269
Mediacom Broadband, LLC,
    11.00% - 2013 ............................................        25,000         28,062
Rogers Cantel, Inc.:
    9.375% - 2008 ............................................        25,000         26,156
    9.75% - 2016 .............................................        10,000         12,050
Shaw Communications, Inc.,
    7.25% - 2011 .............................................       375,000        405,469
Telewest Communications,
    11.25% - 2008*(4) ........................................        45,000         28,913
                                                                                 ----------
                                                                                  2,846,201
MEDIA - NON-CABLE - 3.3%
American Media, Inc., 8.875% - 2011 ..........................        80,000         86,800
Corus Entertainment, Inc.,
    8.75% - 2012 .............................................        30,000         33,000
Echostar DBS Corporation:
    9.125% - 2009 ............................................        10,000         11,188
    9.375% - 2009 ............................................        70,000         73,587
Emmis Communications Corporation,
    8.125% - 2009 ............................................       650,000        681,687
Entercom Radio,
    7.625% - 2014 ............................................       425,000        456,344
Entravision Communication Corporation,
    8.125% - 2009 ............................................        10,000         10,700
Hollinger International Publishing,
    9.00% - 2010 .............................................       400,000        425,000
Primedia, Inc., 8.875% - 2011 ................................        55,000         58,025
Quebecor Media, Inc.:
    0.00% - 2011(2) ..........................................        80,000         70,500
    11.125% - 2011 ...........................................        40,000         46,300
R.H. Donnelley Financial Corporation:
    8.875% - 2010 ............................................       250,000        281,250
    10.875% - 2012 ...........................................       125,000        148,281
Time Warner, Inc., 9.125% - 2013 .............................        30,000         38,114
USA Networks, Inc., 6.75% - 2005 .............................       175,000        186,496
                                                                                 ----------
                                                                                  2,607,272
METALS - 2.5%
AK Steel Corporation,
    7.875% - 2009 ............................................       845,000        741,488
Asarco, Inc., 7.875% - 2013 ..................................       400,000        268,000
Bulong Operations, 12.50% - 2008*(3,4) .......................       185,000              -
Century Aluminum Company,
    11.75% - 2008 ............................................        25,000         27,875
Imco Recycling, Inc.,
    10.375% - 2010(6) ........................................       875,000        899,062
National Steel Corporation,
    9.875% - 2009*(5) ........................................        18,366          1,102
Oregon Steel Mills, Inc.,
    10.00% - 2009 ............................................        10,000          8,775
Steel Dynamics, Inc., 9.50% - 2009 ...........................         5,000          5,550
U.S. Steel, LLC, 10.75% - 2008 ...............................        35,000         40,950
Weirton Steel Corporation,
    0.50% - 2008*(5) .........................................        19,250          7,315
                                                                                 ----------
                                                                                  2,000,117

                           71 See accompanying notes.

DECEMBER 31, 2003

SERIES P (HIGH YIELD) (CONTINUED)

                                                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                                        AMOUNT          VALUE
---------------------------                                      -----------     ----------
OIL FIELD SERVICES - 3.6%
D I Industries, Inc., 8.875% - 2007 ..........................   $   103,000     $  106,090
Grey Wolf, Inc., 8.875% - 2007 ...............................       308,000        317,240
Key Energy Services, Inc.,
    8.375% - 2008 ............................................       800,000        856,000
North America Energy Partner,
    8.75% - 2011(6) ..........................................       350,000        367,500
Pemex Project Funding Master Trust,
    7.875% - 2009 ............................................        35,000         39,515
Petroleum Geo-Services:
    8.00% - 2006 .............................................       350,000        353,500
    10.00% - 2010 ............................................       700,000        749,000
Pride International, Inc.,
    10.00% - 2009 ............................................        25,000         26,813
                                                                                 ----------
                                                                                  2,815,658
PACKAGING - 2.4%
Ball Corporation, 6.875% - 2012 ..............................       500,000        522,500
Fonda Group, Inc., 9.50% - 2007 ..............................        25,000         24,812
Owens-Brockway Glass Containers,
    7.75% - 2011 .............................................       200,000        214,750
Owens-Illinois, Inc.:
    7.15% - 2005 .............................................        15,000         15,506
    8.10% - 2007 .............................................     1,075,000      1,132,781
    7.50% - 2010 .............................................        30,000         30,788
                                                                                 ----------
                                                                                  1,941,137
PAPER - 1.7%
Caraustar Industries, Inc.,
    9.875% - 2011 ............................................        45,000         48,600
Cascades, Inc., 7.25% - 2013 .................................       750,000        791,250
Domtar, Inc., 8.75% - 2006 ...................................       250,000        285,480
Georgia-Pacific Corporation,
    9.50% - 2011 .............................................        55,000         63,800
Longview Fibre Company,
    10.00% - 2009 ............................................        10,000         10,975
Pacifica Papers, Inc.,
    10.00% - 2009 ............................................        45,000         47,700
Stone Container Corporation:
    9.25% - 2008 .............................................        22,000         24,310
    8.375% - 2012 ............................................        45,000         48,825
                                                                                 ----------
                                                                                  1,320,940
PHARMACEUTICALS - 1.7%
AdvancePCS, 8.50% - 2008 .....................................       800,000        868,000
Alpharma, Inc., 8.625% - 2011(6) .............................       100,000        101,250
Amerisourcebergen Corporation,
    8.125% - 2008 ............................................       300,000        338,250
Athena Neurosciences Finance,
    LLC, 7.25% - 2008 ........................................        45,000         40,410
                                                                                 ----------
                                                                                  1,347,910
PIPELINES - 2.0%
Gulfterra Energy Partner,
    6.25% - 2010 .............................................       425,000        442,000
Sonat, Inc., 7.625% - 2011 ...................................       650,000        602,062
Williams Companies, Inc.,
    8.625% - 2010 ............................................       450,000        505,125
                                                                                 ----------
                                                                                  1,549,187
RAILROADS - 0.1%
Kansas City Southern Railway,
    9.50% - 2008 .............................................        50,000         55,500

REFINING - 0.3%
Crown Central Petroleum,
    10.875% - 2005 ...........................................       125,000         81,250
Frontier Oil Corporation,
    11.75% - 2009 ............................................        20,000         22,600
Giant Industries, 11.00% - 2012 ..............................        30,000         32,400
Tesoro Petroleum Corporation:
    9.00% - 2008 .............................................        15,000         15,563
    9.625% - 2008 ............................................        30,000         31,950
    9.625% - 2012 ............................................        20,000         21,900
                                                                                 ----------
                                                                                    205,663
RENTAL - AUTO EQUIPMENT - 0.8%
United Rentals, Inc., 9.25% - 2009 ...........................       625,000        656,250
RESTAURANTS - 1.2%
Friendly Ice Cream, 10.50% - 2007 ............................       100,000        103,625
O'Charley's, Inc., 9.00% - 2013(6) ...........................       500,000        502,500
Tricon Global, 8.50% - 2006 ..................................       290,000        322,625
                                                                                 ----------
                                                                                    928,750
RETAILERS - 0.3%
Ames Department Stores, Inc.,
    10.00% - 2006*(3,4) ......................................       300,000              -
GAP, Inc., 10.55% - 2008 .....................................        70,000         86,275
JC Penney Company, Inc.,
    7.375% - 2008 ............................................        40,000         44,450
Rite Aid Corporation:
    7.125% - 2007 ............................................        65,000         66,300
    11.25% - 2008 ............................................        20,000         22,300
                                                                                 ----------
                                                                                    219,325
SERVICES - 0.1%
American Eco Corporation,
    9.625% - 2008*(4) ........................................       200,000             20
Mail-Well I Corporation,
    9.625% - 2012 ............................................        10,000         11,100
Von Hoffman Corporation,
    10.25% - 2009 ............................................        25,000         26,625
Von Hoffman Press, Inc.,
    10.375% - 2007 ...........................................        25,000         25,219
                                                                                 ----------
                                                                                     62,964

                           72 See accompanying notes.

DECEMBER 31, 2003

SERIES P (HIGH YIELD) (CONTINUED)

                                                                  PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                                        AMOUNT         VALUE
---------------------------                                      -----------   ------------
SUPERMARKETS - 0.4%
Fleming Companies, Inc.,
    9.875% - 2012*(5) ........................................   $   400,000   $     1,000
Roundy's, Inc., 8.875% - 2012 ................................       300,000       320,250
                                                                               -----------
                                                                                   321,250
TECHNOLOGY - 2.6%
Activant Solutions, Inc.,
    10.50% - 2011 ............................................       850,000       914,813
Avaya, Inc., 11.125% - 2009 ..................................        55,000        64,350
Chippac International, Ltd.,
    12.75% - 2009 ............................................        70,000        77,350
Hewlett-Packard Company,
    5.75% - 2006 .............................................       110,000       119,087
SCG Holding & Semiconductor
    Company, 12.00% - 2009 ...................................        95,000       102,125
Stratus Technologies, Inc.,
    10.375% - 2008(6) ........................................       650,000       689,812
Xerox Capital plc, 5.875% - 2004 .............................        40,000        40,400
Xerox Corporation, 9.75% - 2009 ..............................        35,000        40,950
                                                                               -----------
                                                                                 2,048,887
TELECOMMUNICATIONS - 5.4%
Call-Net Enterprises, Inc.,
    10.625% - 2008 ...........................................           226           225
Exodus Communications, Inc.,
    11.625% - 2010*(3,5) .....................................       350,000             -
LCI International, Inc.,
    7.25% - 2007 .............................................     1,375,000     1,320,000
Mastec, Inc., 7.75% - 2008 ...................................       900,000       909,000
Nextel Communications:
    9.375% - 2009 ............................................       455,000       495,950
    9.50% - 2011 .............................................        35,000        39,550
Qwest Capitol Funding,
    7.25% - 2011 .............................................       105,000       103,425
Rogers Wireless Communications,
    8.80% - 2007 .............................................     1,115,000     1,145,663
Rogers Wireless, Inc.,
    9.625% - 2011 ............................................        40,000        47,800
Telecommunication Techniques
    Company, 9.75% - 2008*(5) ................................        30,000           338
Time Warner Telecom, Inc.,
    10.125% - 2011 ...........................................        55,000        58,575
Worldcom, Inc.:
    8.25% - 2010*(5) .........................................         5,000         1,675
    7.50% - 2011*(5) .........................................       130,000        43,550
    8.25% - 2031*(5) .........................................       105,000        35,175
                                                                               -----------
                                                                                 4,200,926
TOBACCO - 0.6%
Dimon, Inc., 7.75% - 2013(6) .................................       450,000       463,500
TRANSPORTATION - OTHER - 1.4%
Overseas Shipholding Group,
    8.25% - 2013 .............................................       400,000       428,500
Pegasus Aviation Lease Securitization,
    8.42% - 2030*(3) .........................................       489,231             -
Stena AB, 9.625% - 2012 ......................................       425,000       479,187
Teekay Shipping Corporation,
    8.32% - 2008 .............................................       165,000       173,250
                                                                               -----------
                                                                                 1,080,937
                                                                               -----------
    Total corporate bonds
      (cost $66,983,615) - 87.6% .............................                  68,787,161
FOREIGN BONDS
BULGARIA - 0.2%
Bulgaria  FLIRB, 1.9375% - 2012(1) ...........................       120,000       118,500
Bulgaria IAB, 1.9375% - 2011(1) ..............................        57,000        55,931
                                                                               -----------
                                                                                   174,431
CHILE - 0.2%
Republic of Chile:
    5.625% - 2007 ............................................       100,000       107,016
    7.125% - 2012 ............................................        25,000        28,540
                                                                               -----------
                                                                                   135,556
DOMINICAN REPUBLIC - 0.1%
Dominican Republic, 9.50% - 2006(6) ..........................        40,000        33,600
KOREA - 0.3%
Korea Development Bank,
    7.125% - 2004 ............................................       195,000       197,136
Mexico - 0.5%
Pemex Project Funding Master Trust:
    8.50% - 2008 .............................................        30,000        34,200
    9.125% - 2010 ............................................        40,000        47,500
United Mexican States:
    8.375% - 2011 ............................................        85,000       100,938
    7.50% - 2012 .............................................       200,000       225,600
                                                                               -----------
                                                                                   408,238
PANAMA - 0.2%
Republic of Panama:
    9.625% - 2011 ............................................       100,000       115,500
    1.9375% - 2014(2) ........................................        40,740        38,397
                                                                               -----------
                                                                                   153,897
PERU - 0.1%
Republic of Peru, 4.50% - 2017(2) ............................       115,000       102,350
PHILIPPINES - 0.1%
Republic of Philippines:
    8.875% - 2008 ............................................        70,000        75,425
    8.375% - 2009 ............................................        30,000        31,612
                                                                               -----------
                                                                                   107,037

                           73 See accompanying notes

DECEMBER 31, 2003

SERIES P (HIGH YIELD) (CONTINUED)

                                                                  PRINCIPAL
                                                                  AMOUNT OR
                                                                    NUMBER        MARKET
FOREIGN BONDS (CONTINUED)                                         OF SHARES        VALUE
-------------------------                                        -----------   ------------
RUSSIA - 0.3%
Russia Finance Ministry, 3.00% - 2011 ........................   $    80,000   $     62,800
Russian Federation:
    8.75% - 2005 .............................................   $    40,000         43,320
    10.00% - 2007 ............................................   $   100,000        117,400
    8.25% - 2010 .............................................   $    36,500         40,789
                                                                               ------------
                                                                                    264,309
SOUTH AFRICA - 0.2%
Republic of South Africa:
    9.125% - 2009 ............................................   $    95,000        114,237
    7.375% - 2012 ............................................   $    35,000         39,288
                                                                               ------------
                                                                                    153,525
TUNISIA - 0.1%
Banque Cent de Tunisia, 7.375% - 2012 ........................   $    80,000         89,800

UKRAINE - 0.1%
Ukraine Government, 11.00% - 2007 ............................   $    49,001         54,538
                                                                               ------------
    Total foreign bonds (cost $1,668,258) - 2.4% .............                    1,874,417

WARRANTS

McLeodUSA, Inc. ..............................................           902            460
                                                                               ------------
    Total warrants (cost $40,927) - 0.0% .....................                          460

REPURCHASE AGREEMENT

United Missouri Bank, 0.50%, 01-02-04
    (Collateralized by FNMA bond,
    01-20-04 with a value of $968,000
    and a repurchase amount of $948,026)                         $   948,000        948,000
                                                                               ------------
    Total repurchase agreement
      (cost $948,000)- 1.2% ..................................                      948,000
                                                                               ------------
    Total investments (cost $74,749,329) - 98.2% .............                   77,058,943
    Cash & other assets, less liabilities - 1.8% .............                    1,431,859
                                                                               ------------
    Total net assets - 100.0% ................................                 $ 78,490,802
                                                                               ============

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $74,230,027.

*        Non-income producing security

(1)      Variable rate security. Rate indicated is rate effective at December
         31, 2003.

(2) Security is a step bond. Rate indicated is rate effective at December 31, 2003.

(3) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $0 or 0.00% of total net assets.

(4)      Security is in default due to bankruptcy.

(5)      Security issued in backruptcy.

(6) Security is a 144A Series. The total market value of 144A securities is $11,624,366 (cost $11,161,322), or 14.8% of total net assets.

                          74  See accompanying notes.

SERIES Q (SMALL CAP VALUE SERIES)*
February 15, 2004

[STRONG LOGO]

SUBADVISOR,
STRONG CAPITAL MANAGEMENT

[PHOTO OF I. CHARLES RINALDI]

I. Charles Rinaldi
Portfolio Manager

TO OUR CONTRACTHOLDERS:

Throughout much of the year, significant fiscal stimulus, a low interest rate environment, consumer spending, and an improvement in corporate earnings drove economic growth. In terms of investment style, small-cap names had an impressive year, outperforming mid- and large-cap names as measured by the Russell Indices. Valuations continued to favor small-cap stocks, which enabled small-cap value names to perform well. We believe 2004 will be a challenging investing environment. However, we believe small-cap stocks will continue to do well as valuations are still attractive.

The Small Cap Value Series, which returned 50.90%(1) outperformed its comparable benchmarks, the Russell 2000(R) Value Index and the Russell 2000(R) Index which returned 46.03% and 47.25% respectively. The Series' overweight position in materials and processing stocks lead all other sectors in providing exceptional returns during the year. Metals and mining names, in particular, produced solid returns and added value as the supply/demand relationship remains favorable for silver and gold. We anticipate maintaining an overweight position in the materials sector, as we believe these names remain attractive going forward based on both valuations and underlying fundamentals.

Another area that added significant value to the Series, particularly in the fourth quarter, was energy. Many of the exploration and field services companies performed well. We remain overweight in this area relative to the Russell 2000(R) Value Index and will continue to hold this position. We believe this is another area that is currently undervalued and continue to favor our holdings in the long term.

Our stock selection in the health care sector played an integral role in achieving relative outperformance. Health care providers and services names, in particular, boosted performance over the past year. We continue to invest in underfollowed health care companies that show potential for positive returns. We remain overweight in this area relative to the Russell 2000(R) Value Index.

Throughout the year, the Series also benefited from our holdings in the industrials sector. The Series received the most help from construction and engineering names. However, some notable names also derived from the commercial services and supplies industry, which aided performance.

An area that detracted from performance was our underweight position in the financials sector. We remain underweight, particularly in the banking industry, due to our belief that the underlying fundamentals of most financial names remain under pressure and could deteriorate, particularly if interest rates begin to rise. Exceptions include many of the insurance stocks that continue to possess pricing power in the form of rate increases. We do not believe the Series would benefit from an overweight in financial stocks in this type of environment.

We remain constructive on the small-cap value asset class. Although we believe the new year will bring an investing environment that is challenging, we are optimistic on the Series stock selections and believe the Series is well positioned to continue to add value. We continue to believe individual security selection is the key to successful portfolio construction and look to exploit inefficiencies in the small-cap value asset class. We remain focused on identifying investment opportunities in stocks with quality management and strong fundamentals.

Sincerely,

I. Charles Rinaldi

February 15, 2004

                          AVERAGE ANNUAL TOTAL RETURNS
                           AS OF DECEMBER 31, 2003(1)

                                    Since Inception
                   1 Year               (5-1-00)
Series Q           50.90%                18.10%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBLFund are available only through the purchase of such products.

         The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        SERIES Q VS. RUSSELL 2000 INDEX

[LINE GRAPH]

   DATE              Value
   ----              -----
SBL FUND SERIES Q
  5/1/2000         10,000.00
 6/30/2000          9,840.00
 9/30/2000         10,190.00
12/31/2000         10,740.00
 3/31/2001         12,005.22
 6/30/2001         13,515.94
 9/30/2001         11,169.28
12/31/2001         13,119.68
 3/31/2002         14,571.50
 6/30/2002         14,220.63
 9/30/2002         11,496.21
12/31/2002         12,206.51
 3/31/2003         11,402.88
 6/30/2003         14,139.57
 9/30/2003         15,301.96
12/31/2003         18,419.22
RUSSELL 2000 INDEX
   5/01/00         10,000.00
  06/30/00         10,238.16
  09/30/00         10,350.97
  12/31/00          9,635.94
 3/31/2001          9,012.59
 6/30/2001         10,299.91
 9/30/2001          8,158.99
12/31/2001          9,878.84
 3/31/2002         10,272.70
 6/30/2002          9,414.59
 9/30/2002          7,400.54
12/31/2002          7,856.86
 3/31/2003          7,504.09
 6/30/2003          9,261.65
 9/30/2003         10,101.77
12/31/2003         11,569.23

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Q (Small Cap Value Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series Q. On December 31, 2003, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $18,419. By comparison, the same $10,000 investment would have grown to $11,569 based on the Russell 2000 Index's performance.

* The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES Q (SMALL CAP VALUE)

                                                                      NUMBER       MARKET
COMMON STOCKS                                                        OF SHARES     VALUE
-------------                                                        ---------     -----
ADVERTISING - 1.1%
R. H. Donnelley Corporation(1) ...............................         24,000   $    956,160
AEROSPACE & DEFENSE - 0.9%
Armor Holdings, Inc.*(1) .....................................         29,300        770,883
AIR FREIGHT & LOGISTICS - 0.8%
EGL, Inc.*(1) ................................................         38,300        672,548
AIRLINES - 0.9%
Linea Aerea Nacional Chile S.A. ADR ..........................         43,100        754,250
APPAREL RETAIL - 1.0%
American Eagle Outfitters, Inc.* .............................         28,000        459,200
Too, Inc.*(1) ................................................         22,700        383,176
                                                                                ------------
                                                                                     842,376
APPAREL, ACCESSORIES & LUXURY GOODS - 0.6%
DHB Industries, Inc.* ........................................         58,100        406,700
Guess?, Inc.* ................................................          7,800         94,146
                                                                                ------------
                                                                                     500,846
APPLICATION SOFTWARE - 1.2%
Eclipsys Corporation*(1) .....................................          7,500         87,300
Evans & Sutherland Computer
    Corporation* .............................................         33,200        149,400
JDA Software Group, Inc.*(1) .................................         34,400        567,944
Tibco Software, Inc.* ........................................         40,300        272,831
                                                                                ------------
                                                                                   1,077,475
AUTO PARTS & EQUIPMENT - 1.2%
Dura Automotive Systems, Inc.* ...............................         44,600        569,542
LKQ Corporation* .............................................          3,400         61,030
Tower Automotive, Inc.* ......................................         64,800        442,584
                                                                                   1,073,156
BIOTECHNOLOGY - 1.1%
CV Therapeutics, Inc.* .......................................         20,600        301,996
Orasure Technologies, Inc.*(1) ...............................         84,413        671,927
                                                                                ------------
                                                                                     973,923
BREWERS - 0.6%
Adolph Coors Company (Cl.B)(1) ...............................          9,405        527,621
BUILDING PRODUCTS - 0.9%
Royal Group Technologies, Ltd.* ..............................         56,300        533,724
York International Corporation(1) ............................          7,000        257,600
                                                                                ------------
                                                                                     791,324
COMMODITY CHEMICALS - 0.7%
Calgon Carbon Corporation ....................................        100,800        625,968
COMMUNICATIONS EQUIPMENT - 0.4%
Black Box Corporation(1) .....................................          8,000        368,560
COMPUTER STORAGE & PERIPHERALS - 0.3%
Iomega Corporation* ..........................................         43,500        260,130
CONSTRUCTION & ENGINEERING - 3.2%
Chicago Bridge & Iron Company N.V.............................         75,200      2,173,280
Matrix Service Company* ......................................         34,100        618,915
                                                                                ------------
                                                                                   2,792,195
CONSTRUCTION MATERIALS - 0.5%
U.S. Concrete, Inc.* .........................................         72,000   $    464,400
CONSUMER FINANCE - 0.5%
World Acceptance Corporation* ................................         21,800        434,038
DATA PROCESSING SERVICES - 1.1%
Lightbridge, Inc.* ...........................................         61,200        556,920
Pegasus Solutions, Inc.*(1) ..................................         34,790        364,251
                                                                                ------------
                                                                                     921,171
DEPARTMENT STORES - 0.1%
Dillard's, Inc. ..............................................          5,000         82,300
DIVERSIFIED CHEMICALS - 1.0%
FMC Corporation*(1) ..........................................         25,000        853,250
DIVERSIFIED COMMERCIAL SERVICES - 2.2%
ABM Industries, Inc. .........................................         20,070        349,419
Navigant Consulting, Inc.* ...................................         46,270        872,652
Wackenhut Corrections
    Corporation* .............................................         31,570        719,796
                                                                                ------------
                                                                                   1,941,867
DIVERSIFIED METALS & MINING - 2.0%
Apex Silver Mines, Ltd.* .....................................         81,900      1,711,710
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
Encore Wire Corporation* .....................................         45,100        798,721
ELECTRONIC EQUIPMENT & MANUFACTURERS - 2.0%
Coherent, Inc.* ..............................................         28,350        674,730
Newport Corporation* .........................................         16,600        274,398
OSI Systems, Inc.*(1) ........................................         26,400        507,144
Richardson Electronics, Ltd. .................................         23,400        287,586
                                                                                ------------
                                                                                   1,743,858
ELECTRONIC MANUFACTURING SERVICES - 0.6%
Celestica, Inc.*(1) ..........................................         36,000        542,520
EMPLOYMENT SERVICES - 0.8%
Kforce, Inc.* ................................................         71,360        666,502
ENVIRONMENTAL SERVICES - 1.2%
Headwaters, Inc.*(1) .........................................         16,500        323,730
Layne Christensen Company* ...................................         59,800        702,650
                                                                                ------------
                                                                                   1,026,380
EXCHANGE TRADED FUNDS - 0.2%
iShares Russell 2000 Index Fund ..............................            620         68,696
iShares Russell 2000 Value Index
    Fund .....................................................            410         65,928
                                                                                ------------
                                                                                     134,624
FERTILIZERS & AGRICULTURAL CHEMICALS - 0.8%
Agrium, Inc. .................................................         40,900        673,214
FOOTWEAR - 0.4%
Wolverine World Wide, Inc. ...................................         18,200        370,916
GENERAL MERCHANDISE STORES - 0.2%
Shopko Stores, Inc.*(1) ......................................         11,700        178,425

                           77 See accompanying notes.

DECEMBER 31, 2003

SERIES Q (SMALL CAP VALUE) (CONTINUED)

                                                                       NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                            OF SHARES       VALUE
-------------------------                                            ---------       -----
GOLD - 6.5%
Glamis Gold, Ltd.*(1) ........................................        127,200   $  2,177,664
Goldcorp, Inc.(1) ............................................         73,300      1,169,135
Harmony Gold Mining
    Company, Ltd. ADR(1) .....................................         88,700      1,439,601
Meridian Gold, Inc.*(1) ......................................         58,200        850,302
                                                                                ------------
                                                                                   5,636,702
HEALTH CARE DISTRIBUTORS - 0.6%
Omnicare, Inc.(1) ............................................         14,000        565,460
HEALTH CARE EQUIPMENT - 1.2%
Allied Healthcare Products, Inc.* ............................         33,400        128,590
Applera Corporation - Applied
    Biosystems Group*(1) .....................................         42,500        880,175
                                                                                ------------
                                                                                   1,008,765
HEALTH CARE FACILITIES - 2.9%
Beverly Enterprises, Inc.* ...................................        165,500      1,421,645
Manor Care, Inc.(1) ..........................................         31,450      1,087,227
                                                                                ------------
                                                                                   2,508,872
HEALTH CARE SERVICES - 2.6%
Gentiva Health Services, Inc.* ...............................         28,100        355,184
Healthcare Services Group, Inc. ..............................         17,800        343,362
IDX Systems Corporation* .....................................         40,600      1,088,892
US Oncology, Inc.* ...........................................         44,800        482,048
                                                                                ------------
                                                                                   2,269,486
INDUSTRIAL CONGLOMERATES - 0.2%
Allete, Inc. .................................................          7,100        217,260
INDUSTRIAL MACHINERY - 1.7%
Robbins & Myers, Inc. ........................................         14,400        273,456
Unova, Inc.* .................................................         54,100      1,241,595
                                                                                ------------
                                                                                   1,515,051
INTEGRATED TELECOMMUNICATION SERVICES - 0.4%
Cincinnati Bell, Inc.* .......................................         65,600        331,280
INTERNET RETAIL - 0.4%
Stamps.com, Inc.* ............................................         60,900        377,580
INTERNET SOFTWARE & SERVICES - 2.0%
EarthLink, Inc.*(1) ..........................................        101,510      1,015,100
FreeMarkets, Inc.* ...........................................         38,100        254,889
Net2Phone, Inc.* .............................................         75,100        510,680
                                                                                ------------
                                                                                   1,780,669
INVESTMENT BANKING & BROKERAGE - 0.5%
LaBranche & Company, Inc. ....................................         40,300        470,301
IT CONSULTING & OTHER SERVICES - 0.7%
MPS Group, Inc.* .............................................         66,275        619,671
LIFE & HEALTH INSURANCE - 0.9%
Phoenix Companies, Inc. ......................................         24,700        297,388
Unumprovident Corporation ....................................         31,300        493,601
                                                                                ------------
                                                                                     790,989
MARINE - 0.4%
OMI Corporation* .............................................         37,700        336,661
METAL & GLASS CONTAINERS - 1.7%
Constar International, Inc.* .................................         39,200        211,288
Intertape Polymer Group, Inc.* ...............................         97,800      1,244,994
                                                                                ------------
                                                                                   1,456,282
OIL & GAS DRILLING - 2.7%
Grey Wolf, Inc.* .............................................         69,700        260,678
Helmerich & Payne, Inc. ......................................         23,530        657,193
Parker Drilling Company* .....................................         33,600         85,680
Pride International, Inc.* ...................................         37,000        689,680
Transocean, Inc.* ............................................         29,300        703,493
                                                                                ------------
                                                                                   2,396,724
OIL & GAS EQUIPMENT & SERVICES - 5.6%
BJ Services Company*(1) ......................................         13,900        499,010
Global Industries, Ltd.* .....................................        157,900        813,185
Input/Output, Inc.* ..........................................         44,500        200,695
Key Energy Services, Inc.* ...................................         85,450        880,990
Newpark Resources, Inc.* .....................................        109,560        524,792
Oceaneering International, Inc.* .............................         32,600        912,800
Petroleum Helicopters, Inc. (Voting)* ........................          4,200        102,900
Petroleum Helicopters, Inc.
    (Non-voting)* ............................................          6,650        179,550
Smith International, Inc.*(1) ................................         12,000        498,240
Willbros Group, Inc.* ........................................         23,300        280,066
                                                                                ------------
                                                                                   4,892,228
OIL & GAS EXPLORATION & PRODUCTION - 8.6%
Forest Oil Corporation*(1) ...................................         72,400      2,068,468
McMoRan Exploration Company*(1) ..............................         33,285        624,094
Newfield Exploration Company* ................................         11,200        498,848
Noble Energy, Inc. ...........................................         19,700        875,271
PetroQuest Energy, Inc.* .....................................         13,300         41,496
Pioneer Natural Resources Company* ...........................         12,700        405,511
Range Resources Corporation* .................................        154,300      1,458,135
Remington Oil & Gas Corporation* .............................         19,300        380,017
Stone Energy Corporation* ....................................         14,700        624,015
Tom Brown, Inc.* .............................................         15,800        509,550
                                                                                ------------
                                                                                   7,485,405
OIL & GAS REFINING & MARKETING - 0.3%
Frontier Oil Corporation .....................................         14,500        249,690
PACKAGED FOODS & MEATS - 1.0%
Del Monte Foods Company* .....................................         82,560        858,624
PAPER PACKAGING - 0.7%
Chesapeake Corporation(1) ....................................         22,500        595,800
PAPER PRODUCTS - 0.8%
Wausau-Mosinee Paper Corporation .............................         52,000        703,040

                           78 See accompanying notes

DECEMBER 31, 2003

SERIES Q (SMALL CAP VALUE) (CONTINUED)

                                                                       NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                            OF SHARES       VALUE
-------------------------                                            ---------       -----
PHARMACEUTICALS - 1.4%
Andrx Corporation* ...........................................         34,900   $    838,996
Discovery Partners International* ............................         59,500        365,925
                                                                                ------------
                                                                                   1,204,921
PROPERTY & CASUALTY INSURANCE - 2.5%
Argonaut Group, Inc.* ........................................          9,400        146,076
Donegal Group, Inc. ..........................................          8,000        176,160
Endurance Specialty Holdings, Ltd. ...........................         13,600        456,280
Mercury General Corporation ..................................         30,100      1,401,155
                                                                                ------------
                                                                                   2,179,671
PUBLISHING - 0.2%
Reader's Digest Association, Inc. ............................         14,000        205,240
REAL ESTATE INVESTMENT TRUSTS - 0.5%
American Financial Realty Trust ..............................         24,700        421,135
REGIONAL BANKS - 1.0%
Colonial Bancgroup, Inc. .....................................         18,000        311,760
Hibernia Corporation .........................................         25,690        603,972
                                                                                ------------
                                                                                     915,732
RESTAURANTS - 0.2%
Darden Restaurants, Inc. .....................................         10,500        220,920
SEMICONDUCTOR EQUIPMENT - 0.4%
Credence Systems Corporation*(1) .............................         24,200        318,472
SEMICONDUCTORS - 1.6%
Chippac, Inc.* ...............................................         33,500        254,265
Cirrus Logic, Inc.*(1) .......................................         88,700        680,329
Triquint Semiconductor, Inc.* ................................         23,100        163,317
Zoran Corporation* ...........................................         17,400        302,586
                                                                                ------------
                                                                                   1,400,497
SPECIALTY CHEMICALS - 2.6%
H.B. Fuller Company(1) .......................................         12,600        374,724
OM Group, Inc.*(1) ...........................................         42,500      1,113,075
Polyone Corporation* .........................................        126,100        805,779
                                                                                ------------
                                                                                   2,293,578
SPECIALTY STORES - 1.7%
Barbeques Galore, Ltd. ADR ...................................         17,200         77,400
Foot Locker, Inc.(1) .........................................         22,600        529,970
Sharper Image Corporation*(1) ................................         25,900        845,635
                                                                                ------------
                                                                                   1,453,005
STEEL - 7.0%
Carpenter Technology Corporation .............................         24,500        724,465
Cleveland-Cliffs, Inc.* ......................................          1,700         86,615
Graftech International, Ltd.* ................................         83,800      1,131,300
Ipsco, Inc. ..................................................         66,800      1,240,476
Roanoke Electric Steel Corporation ...........................         18,500        246,605
Steel Dynamics, Inc.*(1) .....................................         51,560      1,211,144
United States Steel Corporation(1) ...........................         41,940      1,468,739
Webco Industries, Inc.* ......................................         10,500         43,050
                                                                                ------------
                                                                                   6,152,394

                                                                     PRINCIPAL
                                                                     AMOUNT OR
                                                                       NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                            OF SHARES       VALUE
-------------------------                                            ---------       -----
TRUCKING - 0.8%
Covenant Transport, Inc.* ....................................         31,400   $    596,914
Overnite Corporation* ........................................          3,800         86,450
                                                                                ------------
                                                                                     683,364
                                                                                ------------
    Total common stocks
      (cost $59,664,055) - 91.7% .............................                    80,046,780
FOREIGN STOCK
CANADA - 0.1%
Intertape Polymer Group, Inc.* ...............................          3,000         38,282
                                                                                ------------
    Total foreign stock
      (cost $21,864) - 0.1% ..................................                        38,282
REPURCHASE AGREEMENT
State Street, 0.25%, 01-02-04
    (Collateralized by FHLB note,
    2.125%, 05-15-06 with a market
    value of $8,447,917 and a
    repurchase amount of $8,309,427) .........................   $  8,309,311      8,309,311
                                                                                ------------
    Total repurchase agreement
      (cost $8,309,311) - 9.5% ...............................                     8,309,311
                                                                                ------------
    Total investments
      (cost $67,995,230) - 101.3% ............................                    88,394,373
    Liabilities, less cash & other assets - (1.3%) ...........                    (1,097,726)
                                                                                ------------
    Total net assets - 100.0% ................................                  $ 87,296,647
                       =====                                                    ============

For federal income tax purpose the identified cost of investements owned at December 31, 2003 was $68,522,862.

* Non-income producing security

ADR (American Depositary Receipt)

(1) Security underlying outstanding written option contract

                           79 See accompanying notes.

SERIES S (SOCIAL AWARENESS SERIES)*
February 15, 2004

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

[PHOTO OF  MARK A. MITCHELL]

     Mark A. Mitchell
    Portfolio Manager

TO OUR CONTRACTHOLDERS:

2003 marked the first positive return year for most equity investors since 2000. The Series was up 23.97% for the 12 months(1) The benchmark Domini Social 400 Index was up 28.47% for the same period.

INVESTMENT STRATEGY IS FOCUSED ON VALUATION, LONG-TERM OUTLOOK, AND
CONCENTRATION

Through uncertainty early in the year brought about by geopolitical events, to the recovering U. S. economy and subsequent strong equity market performance, we have remained true to our investment philosophy and focused on our strategy. Our investment philosophy is centered on three key beliefs: 1) a successful investing process will have valuation discipline at the core; 2) invest with a long-term outlook; and 3) concentrate the portfolio on companies we believe in. Our strategy is focused on identifying good companies whose growth prospects are not reflected in the company's current valuation. We believe that companies with good management teams, strong financial flexibility and human capital, and solid expansion opportunities in growth industries outperform over time. This process is applied to a screened universe of companies that meet our positive and negative screens. While over the longer term this strategy has been successful, the market favored lower quality names in 2003; the rationale being that lower quality names had more leverage to an economic recovery and were mispriced relative to higher quality companies. This had a negative impact to the Series' performance when compared against the benchmark. While disappointed with this relative performance, we feel confident in our approach and strategy as we enter 2004.

INDUSTRIALS, TELECOM SERVICES, AND MATERIALS POSITIVE IMPACT PERFORMANCE

The Series industrial holdings were up 45% compared to 28% for the index. Positions in Paychex (payroll processing) and 3M (diversified industrial), both benefiting from an improving economy, were up 35% and 41% respectively. Additionally, an underweight position in the Telecommunication Services sector contributed positively as the sector continued to struggle with changing technologies and underlying business models. In the Materials sector, Praxair (industrial gases), up 34%, had a positive performance impact as well.

SECTOR EXPOSURE IN HEALTHCARE AND CONSUMER DISCRETIONARY DISAPPOINT

The Series' overweight in the Healthcare sector relative to the benchmark had a negative effect on performance. Our focus on the Pharmaceutical industry was unable to match the strong performance of companies in the Medical Technology industry. Many of these medical technology companies had higher valuations and less clear competitive advantages, thus didn't meet our Series' strategy. In the Consumer Discretionary sector we were helped by our large overweight positions in Target (discount department stores), Omnicom (advertising), and Home Depot (retailer). Performance was up 29%, 37%, and 49% respectively. Despite this strong performance, there were higher returning stocks that we did not own such as Ebay(internet), up 90% for the year.

OUTLOOK FOR 2004

As we look into the new year, the economy certainly looks better than 12 months ago. Expectations for strong GDP

February 15, 2004

growth and an improving employment picture provide a favorable backdrop for U.S. equities. Like any year however, uncertainties exist. Prospects for increasing interest rates driven by a weaker dollar and inflation worries help temper our favorable outlook. We believe that over time, equities present the best opportunity for investors to grow their assets. We also continue to believe in a disciplined dollar cost averaging strategy. While it does not assure profits or protect against losses in a declining market, we think it is the best way to take advantage of the natural highs and lows in a market cycle. We look forward to helping you meet your financial goals in the future.

Sincerely,

Mark A. Mitchell
Portfolio Manager

                          AVERAGE ANNUAL TOTAL RETURNS
                           AS OF DECEMBER 31, 2003(1)

                   1 Year        5 Year        10 Years
Series S           23.97%        (3.01%)        7.29%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  SERIES S VS.
                             DOMINI SOCIAL 400 INDEX

                                  [LINE GRAPH]

   DATE                     value
SBL FUND SERIES S
12/31/1993                10,000.00
   3/31/94                 9,700.51
   6/30/94                 9,327.98
   9/30/94                 9,682.54
  12/31/94                 9,623.18
 3/31/1995                10,194.49
 6/30/1995                10,943.86
 9/30/1995                12,069.20
  12/31/95                12,292.84
 3/31/1996                13,127.77
 6/30/1996                14,104.34
 9/30/1996                14,775.07
12/31/1996                14,606.65
 3/31/1997                14,040.14
 6/30/1997                16,214.30
 9/30/1997                17,480.42
12/31/1997                17,915.22
 3/31/1998                20,305.01
 6/30/1998                20,744.44
 9/30/1998                18,870.64
12/31/1998                23,546.85
 3/31/1999                24,203.90
 6/30/1999                26,018.33
 9/30/1999                24,403.58
12/31/1999                27,593.35
 3/31/2000                29,220.58
 6/30/2000                28,254.68
 9/30/2000                26,627.45
12/31/2000                24,034.32
 3/31/2001                21,043.09
 6/30/2001                22,104.01
 9/30/2001                18,459.99
12/31/2001                20,886.26
 3/31/2002                20,909.99
 6/30/2002                17,979.63
 9/30/2002                15,113.98
12/31/2002                16,306.32
 3/31/2003                15,870.37
 6/30/2003                18,087.21
 9/30/2003                18,532.44
12/31/2003                20,127.82
DOMINI SOCIAL 400 INDEX
  12/31/93        10,000.00
 3/31/1994         9,623.86
 6/30/1994         9,611.65
 9/30/1994        10,054.14
12/31/1994        10,017.49
 3/31/1995        11,048.03
 6/30/1995        12,140.04
 9/30/1995        13,106.96
12/31/1995        13,850.15
 3/31/1996        14,564.10
 6/30/1996        15,243.81
 9/30/1996        15,874.96
  12/31/96        17,133.82
   3/31/97        17,717.56
   6/30/97        20,874.65
   9/30/97        22,627.31
  12/31/97        23,688.42
   3/31/98        27,102.42
   6/30/98        28,172.40
   9/30/98        25,468.77
  12/31/98        31,873.10
   3/31/99        33,530.53
   6/30/99        35,806.69
   9/30/99        33,643.23
  12/31/99        39,683.93
   3/31/00        40,951.38
  06/30/00        38,750.90
  09/30/00        36,948.84
  12/31/00        34,009.31
 3/31/2001        29,917.02
 6/30/2001        31,531.42
 9/30/2001        27,057.69
12/31/2001        29,898.62
 3/31/2002        29,959.11
 6/30/2002        26,345.40
 9/30/2002        21,868.92
12/31/2002        23,890.42
 3/31/2003        23,086.06
 6/30/2003        26,636.59
 9/30/2003        27,550.50
 12/31/2003        30,693.86

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series S (Social Awareness Series) on December 31, 1993 and reflects the fees and expenses of Series S. On December 31, 2003 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $20,128. By comparison, the same $10,000 investment would have grown to $30,694 based on the Domini Social 400 Index.

* The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES S (SOCIAL AWARENESS)

                                                 NUMBER         MARKET
COMMON STOCKS                                   OF SHARES        VALUE
--------------------------------------------    ---------    ------------
ADVERTISING - 1.8%
Omnicom Group, Inc..........................       23,900    $  2,087,187

APPLICATION SOFTWARE - 2.0%
Intuit, Inc.* ..............................       43,900       2,322,749

ASSET MANAGEMENT & CUSTODY BANKS - 0.8%
Bank of New York Company, Inc.                     29,400         973,728

BIOTECHNOLOGY - 2.1%
Amgen, Inc.* ...............................       41,300       2,552,340

BROADCASTING & CABLE TV - 3.3%
Comcast Corporation* .......................      118,107       3,882,177

COMMUNICATIONS EQUIPMENT - 6.9%
ADC Telecommunications, Inc.* ..............      512,000       1,520,640
Cisco Systems, Inc.* .......................      215,000       5,222,350
Nokia Oyj ADR ..............................       31,300         532,100
Qualcomm, Inc. .............................       16,900         911,417
                                                             ------------
                                                                8,186,507

COMPUTER HARDWARE - 1.9%
Dell, Inc.* ................................       67,300       2,285,508

CONSUMER FINANCE - 3.4%
American Express Company ...................       43,200       2,083,536
MBNA Corporation ...........................       76,950       1,912,208
                                                             ------------
                                                                3,995,744

DATA PROCESSING & OUTSOURCED SERVICE - 0.8%
Paychex, Inc. ..............................       25,350         943,020

DEPARTMENT STORES - 1.0%
Kohl's Corporation* ........................       25,550       1,148,217

DIVERSIFIED BANKS - 4.9%
Bank of America Corporation ................       32,300       2,597,889
Wells Fargo & Company ......................       54,500       3,209,505
                                                             ------------
                                                                5,807,394

DIVERSIFIED CAPITAL MARKETS - 1.1%
J.P. Morgan Chase & Company ................       34,200       1,256,166

DRUG RETAIL - 1.2%
CVS Corporation ............................       32,800       1,184,736
Walgreen Company ...........................        7,200         261,936
                                                             ------------
                                                                1,446,672

ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
American Power Conversion ..................       18,900         462,105

ELECTRONIC MANUFACTURING SERVICES - 1.7%
Molex, Inc. ................................       59,100       2,061,999

GENERAL MERCHANDISE STORES - 2.5%
Target Corporation .........................       75,900       2,914,560

HEALTH CARE DISTRIBUTORS - 2.2%
Cardinal Health, Inc. ......................       43,550       2,663,518

HEALTH CARE EQUIPMENT - 2.6%
Medtronic, Inc. ............................       62,600       3,042,986

HOME IMPROVEMENT RETAIL - 3.2%
Home Depot, Inc. ...........................       82,900    $  2,942,121
Lowe's Companies, Inc. .....................       14,600         808,694
                                                             ------------
                                                                3,750,815

HOUSEHOLD PRODUCTS - 4.5%
Colgate-Palmolive Company ..................       34,900       1,746,745
Procter & Gamble Company ...................       36,400       3,635,632
                                                             ------------
                                                                5,382,377

INDUSTRIAL CONGLOMERATES - 1.7%
3M Company .................................       23,800       2,023,714

INDUSTRIAL GASES - 1.5%
Praxair, Inc. ..............................       46,200       1,764,840

INSURANCE BROKERS - 0.8%
Marsh & McLennan Companies, Inc.                   20,300         972,167

INTEGRATED TELECOMMUNICATION SERVICES - 3.8%
SBC Communications, Inc. ...................      133,164       3,471,585
Verizon Communications, Inc. ...............       28,900       1,013,812
                                                             ------------
                                                                4,485,397

INVESTMENT BANKING & BROKERAGE - 1.7%
Goldman Sachs Group, Inc. ..................       11,000       1,086,030
Merrill Lynch & Company, Inc. ..............       16,600         973,590
                                                             ------------
                                                                2,059,620

LIFE & HEALTH INSURANCE - 1.3%
Aflac, Inc. ................................       43,200       1,562,976

MOTORCYCLE MANUFACTURERS - 2.1%
Harley-Davidson, Inc. ......................       51,800       2,462,054

MOVIES & ENTERTAINMENT - 3.5%
Time Warner, Inc.* .........................      102,300       1,840,377
Viacom, Inc. (Cl.B) ........................       36,500       1,619,870
Walt Disney Company ........................       29,200         681,236
                                                             ------------
                                                                4,141,483

MULTI-LINE INSURANCE - 4.6%
American International
  Group, Inc. ..............................       82,699       5,481,290

OIL & GAS EQUIPMENT & SERVICES - 1.2%
BJ Services Company* .......................       39,600       1,421,640

OIL & GAS EXPLORATION & PRODUCTION - 0.9%
Devon Energy Corporation ...................       19,500       1,116,570

PERSONAL PRODUCTS - 0.5%
Avon Products, Inc. ........................        8,100         546,669

PHARMACEUTICALS - 5.8%
Johnson & Johnson ..........................       85,564       4,420,236
Merck & Company, Inc. ......................       52,400       2,420,880
                                                             ------------
                                                                6,841,116

PROPERTY & CASUALTY INSURANCE - 2.4%
Chubb Corporation ..........................       41,300       2,812,530

PUBLISHING - 0.5%
McGraw-Hill Companies, Inc. ................        8,200         573,344

                          82  See accompanying notes.

DECEMBER 31, 2003

SERIES S (SOCIAL AWARENESS) (CONTINUED)

                                                PRINCIPAL
                                                AMOUNT OR
                                                 NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES       VALUE
--------------------------------------------   ----------    ------------
SEMICONDUCTOR EQUIPMENT - 0.7%
Applied Materials, Inc.* ...................       38,300    $    859,835

SEMICONDUCTORS - 4.5%
Analog Devices, Inc. .......................       30,400       1,387,760
Intel Corporation ..........................       90,200       2,904,440
Texas Instruments, Inc. ....................       34,700       1,019,486
                                                             ------------
                                                                5,311,686

SOFT DRINKS - 5.6%
Coca-Cola Company ..........................       71,300       3,618,475
Pepsico, Inc. ..............................       65,000       3,030,300
                                                             ------------
                                                                6,648,775

SYSTEMS SOFTWARE - 5.8%
Microsoft Corporation ......................      251,100       6,915,294

THRIFTS & MORTGAGE FINANCE - 1.0%
Fannie Mae  ................................       16,100       1,208,466
                                                             ------------
  Total common stocks
   (cost $110,233,530) - 98.2% .............                  116,375,235

U. S. GOVERNMENT AGENCIES
Federal National Mortgage Association
 1.05% - 01-09-04 ..........................   $1,200,000       1,199,720
                                                             ------------
  Total U.S. government agencies
   (cost $1,199,720) - 1.0% ................                    1,199,720

REPURCHASE AGREEMENT
United Missouri Bank, 0.50%, 01-02-04
  (Collateralized by FNMA bond, 01-20-04
  with  a value of $1,053,000 and a
  repurchase  amount of $1,031,029) ........   $1,031,000       1,031,000
                                                             ------------
  Total repurchase agreement
   (cost $1,031,000)- 0.9% .................                    1,031,000
                                                             ------------
  Total investments
   (cost $112,464,250) - 100.1% ............                  118,605,955
  Liabilities, less cash & other
   assets - (0.1%) .........................                     (156,139)
                                                             ------------
  Total net assets - 100.0% ................                 $118,449,816
                                                             ============

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $112,470,038.

* Non-income producing security

ADR (American Depositary Receipt)

                           83 See accompanying notes.

SERIES V (MID CAP VALUE SERIES)*
February 15, 2004

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

[PHOTO OF  JAMES P. SCHIER]

     James P. Schier
    Portfolio Manager

TO OUR CONTRACTHOLDERS:

2003 proved to be a solid year for the Series as its 54.27%(1) return easily outdistanced the 40.18% gain of the S&P Mid-Cap 400/Barra Value Index.(2) Stock selection drove results during the year with seven of ten sectors having a positive contribution. While a lower quality focus dominated good results in 2003, this Series outperformed by staying focused on our investment philosophy and process of finding appreciable securities of companies who are able to grow/reinvest in increasingly profitable ventures and hold them over 3-5 years to capture the best part of the improvement in profits and/or profitability. We divest as marginal results wane.

UTILITIES, INDUSTRIALS, AND FINANCIALS OUTPERFORM

In the utility group, the Series' holdings gained 59% versus the peer group's 25% advance. Williams Companies (natural gas utility) was the star performer up 218%. In the first half of the year, Williams achieved better than expected earnings out of their mid-stream assets and were able to dispose of some properties at favorable prices. In addition, they were able to tap the market for financing and received a ratings upgrade. Additional upside exists as the company continues to wind down and work out of the derivatives trading portfolio. Unisource Energy Corporation (electric utility), the parent of Tuscon Electric, also added measurably in advancing 45%. The company was the recipient of a $24.50 buyout offer from privately held Saguaro Utility Group.

The industrials sector contributed to gains as it advanced 46% versus a 36% gain in the benchmark. Chicago Bridge and Iron (engineering & construction) led the charge by gaining 92%. Chicago Bridge, which last had an unprofitable quarter in 1997, continues to benefit by the highly visible and large demand for LNG receiving terminals that are scheduled to be built throughout the decade. Labor Ready (employment services) gained 123% as the economic recovery has resulted in an improved business climate for the demand for temporary workers. Quanta Services (utility services), that provides maintenance service to electric utility distribution networks and also lays fiber optic cable, gained 84%. Quanta has benefited by both the Northeast blackout last summer and is also a beneficiary of resumed telecom spending on infrastructure.

Financial services represented the third best performing sector as this group gained 47% versus a 38% gain for the benchmark. American Capital Strategies (investment bank) and Jefferies Group (investment bank) each gained more than 50%. American Capital provides loans and investment advisory services to a variety of small and mid-sized, private companies. The stock benefited as investors gained increasing confidence in the company's loan portfolio given both the economic backdrop and the good performance of the credits during the downturn. Jeffries, as a broker/dealer that provides investment advisory services to small companies, benefited from the positive environment for smaller public companies.

ENERGY WEIGHTING AND STOCK SELECTION IN TECHNOLOGY DISAPPOINT

An overweight exposure in energy restrained results. Even though stock selection was favorable as this sector gained 29% vs. 16% for the benchmark, returns were not able to beat the 40% advance in the mid-cap value index.

Additionally stock selection in technology was a restraining influence. Despite having a sector that gained 60% in the Series, the benchmark return of 81% proved too difficult to beat. Computer Sciences and Acxiom were two larger weightings that gained 28% and 20% respectively. Both of these companies underperformed others despite having solid improvements in their business. Other names in technology were more sensitive to improvements in general economic conditions.

OUTLOOK FOR 2004

To think about the future, we must explore what happened during the past. During 2002, the price of safety was too high, as short-term government yields were less than 1%. There were significant incentives to take the risk in owning equities during 2003. This was due to depressed valuations and very high levels of monetary and fiscal stimulus. Today, these mispricings have largely evaporated. While safety is still expensive (returns on low risk investments are still almost non-existent), the risk in equities is higher given the solid gains over the past year. While we continue to

February 15, 2004

believe that the market's better opportunities continue to reside in small stocks, they are trading at much smaller discounts to larger companies while medium sized companies are basically trading at parity. We believe that in the future, the markets will have to confront a government policy that will begin to focus on deficit control. This could serve to provide a restraining influence on the stock market expansion.

Even though safety is expensive, this Series does not desire to take risk when the rewards diminish. We would anticipate that as the market drifts higher, we will be increasingly shifting exposures to stocks with more liquidity and business visibility. Should the market correct, the Series will examine those future opportunities as well. On a thematic basis, the Series continues to see favorable trends in telecom equipment, energy and energy technology, and less of an opportunity in financials, utilities and consumer areas.

Sincerely,

Jim Schier
Portfolio Manager

(2)The S&P MidCap 400/Barra Value Index is a capitalization-weighted index of all the stocks on the S&P Index that have high price-to-book ratios.

                          AVERAGE ANNUAL TOTAL RETURNS
                           AS OF DECEMBER 31, 2003(1)

                    1 Year        5 Years         Since
                                                Inception
                                                (5-1-97)
Series V            54.27%         18.57%         21.10%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  SERIES V VS.
                        S&P MIDCAP 400/BARRA VALUE INDEX

   DATE                     VALUE
SBL FUND SERIES V

  5/1/1997                 1000.0000
 6/30/1997                11140.0000
 9/30/1997                13030.0000
12/31/1997                13130.0000
 3/31/1998                15081.9443
 6/30/1998                14980.1768
 9/30/1998                12731.1149
12/31/1998                15307.8681
 3/31/1999                15014.2301
 6/30/1999                18300.2438
 9/30/1999                17243.6478
12/31/1999                18197.5762
 3/31/2000                20666.7034
 6/30/2000                20982.1425
 9/30/2000                23284.9468
12/31/2000                24349.3388
 3/31/2001                25261.2482
 6/30/2001                27726.3222
 9/30/2001                22346.9319
12/31/2001                27058.2180
 3/31/2002                29753.7481
 6/30/2002                27475.4752
 9/30/2002                21210.2249
12/31/2002                23250.5763
 3/31/2003                22690.4714
 6/30/2003                29025.8800
 9/30/2003                31403.0472
12/31/2003                35868.7224

S&P MIDCAP VALUE INDEX

   5/01/97                 10,000.00
 6/30/1997                 10,925.23
 9/30/1997                 12,471.40
12/31/1997                 13,146.38
 3/31/1998                 14,440.15
 6/30/1998                 13,842.25
 9/30/1998                 11,932.74
12/31/1998                 13,761.77
 3/31/1999                 12,653.42
 6/30/1999                 14,543.13
 9/30/1999                 13,126.61
12/31/1999                 14,081.67
 3/31/2000                 14,964.64
 6/30/2000                 14,567.38
 9/30/2000                 16,467.23
12/31/2000                 18,001.12
 3/31/2001                 17,381.57
 6/30/2001                 19,360.83
 9/30/2001                 16,839.62
12/31/2001                 19,286.99
 3/31/2002                 21,200.92
 6/30/2002                 19,956.18
 9/30/2002                 16,268.59
12/31/2002                 17,337.54
 3/31/2003                 16,331.37
 6/30/2003                 19,462.62
 9/30/2003                 20,862.99
12/31/2003                 24,304.45

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series V (Mid Cap Value Series) on May 1, 1997 (date of inception) and reflects the fees and expenses of Series V. On December 31, 2003 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $35,869. By comparison, the same $10,000 investment would have grown to $24,304 based on the S&P MidCap 400/Barra Value Index.

*The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES V (MID CAP VALUE)

                                                PRINCIPAL
                                                AMOUNT OR
                                                  NUMBER         MARKET
CONVERTIBLE BOND                                OF SHARES        VALUE
--------------------------------------------    ----------    ------------
PHARMACEUTICALS - 1.1%
Ligand Pharmaceuticals,
 6.00% - 2007 ..............................    $1,000,000    $  2,498,750
                                                              ------------
  Total convertible bond
  (cost $1,000,000)- 1.1% ..................                     2,498,750

PREFERRED STOCK

DIVERSIFIED METALS & MINING - 0.2%
Arch Coal, Inc. ............................         5,200         443,768
                                                              ------------
 Total preferred stock (cost $260,000) - 0.2%.                     443,768

COMMON STOCKS

AEROSPACE & DEFENSE - 0.8%
Curtiss-Wright Corporation .................        40,000       1,800,400

AGRICULTURAL PRODUCTS - 2.5%
Archer-Daniels-Midland Company                     365,000       5,555,300

AIR FREIGHT & LOGISTICS - 0.8%
Airnet Systems, Inc.* ......................       182,000         686,140
Stonepath Group, Inc.* .....................       520,000       1,175,200
                                                              ------------
                                                                 1,861,340

APPAREL RETAIL - 0.7%
Wet Seal, Inc.* ............................       150,000       1,483,500

APPLICATION SOFTWARE - 0.7%
Plato Learning, Inc.* ......................        58,007         611,974
Ulticom, Inc.* .............................       110,500       1,066,325
                                                              ------------
                                                                 1,678,299

AUTO PARTS & EQUIPMENT - 0.1%
Motorcar Parts & Accessories, Inc.* ........        54,000         305,640

BIOTECHNOLOGY - 0.2%
Serologicals Corporation* ..................        22,500         418,500

BROADCASTING & CABLE TV - 0.2%
Cinar Corporation (Cl.B)* ..................       118,000         425,980

CATALOG RETAIL - 1.9%
Coldwater Creek, Inc.* .....................       381,000       4,191,000

COMMUNICATIONS EQUIPMENT - 7.4%
Adaptec, Inc.* .............................       430,000       3,796,900
Advanced Fibre
 Communications, Inc.* .....................       144,000       2,901,600
Avanex Corporation* ........................     1,572,400       7,846,276
Ciena Corporation* .........................       300,000       1,992,000
                                                              ------------
                                                                16,536,776

CONSTRUCTION & ENGINEERING - 8.3%
Chicago Bridge & Iron Company N.V.  ........       210,000       6,069,000
Dycom Industries, Inc.* ....................       102,000       2,735,640
Quanta Services, Inc.* .....................       477,400       3,485,020
Shaw Group, Inc.* ..........................       456,200       6,213,444
                                                              ------------
                                                                18,503,104

DATA PROCESSING & OUTSOURCED SERVICES - 3.0%
Computer Sciences Corporation* .............       150,000       6,634,500

                                                  NUMBER        MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------    ----------    ------------
DIVERSIFIED COMMERCIAL SERVICES - 1.8%
Angelica Corporation .......................       100,000    $  2,200,000
FTI Consulting, Inc.* ......................        80,000       1,869,600
                                                              ------------
                                                                 4,069,600

DIVERSIFIED METALS & MINING - 5.3%
Arch Coal, Inc. ............................       149,400       4,656,798
Phelps Dodge Corporation* ..................        50,000       3,804,500
Usec, Inc. .................................       413,100       3,470,040
                                                              ------------
                                                                11,931,338

ELECTRIC UTILITIES - 2.8%
KFx, Inc.* .................................       840,000       6,342,000

ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
Thomas & Betts Corporation .................       100,000       2,289,000

ELECTRONIC EQUIPMENT MANUFACTURERS - 2.0%
Maxwell Technologies, Inc.* ................       343,200       2,436,720
Powell Industries, Inc.* ...................       101,700       1,947,555
                                                              ------------
                                                                 4,384,275

EMPLOYMENT SERVICES - 1.2%
Labor Ready, Inc.* .........................       200,000       2,620,000

ENVIRONMENTAL SERVICES - 1.6%
Republic Services, Inc.  ...................        60,000       1,537,800
TRC Companies, Inc.* .......................       100,000       2,106,000
                                                              ------------
                                                                 3,643,800

FERTILIZERS & AGRICULTURAL CHEMICALS - 1.7%
Potash Corporation of Saskatchewan, Inc. ...        43,000       3,718,640

FOOTWEAR - 1.5%
Brown Shoe Company, Inc. ...................        90,000       3,413,700

HEALTH CARE FACILITIES - 1.5%
Triad Hospitals, Inc.* .....................       102,000       3,393,540

HEALTH CARE SERVICES - 0.8%
NDCHealth Corporation ......................        66,000       1,690,920

HOME FURNISHINGS - 2.8%
Furniture Brands International, Inc.(1) ....        32,700         959,091
La-Z-Boy, Inc. .............................        90,000       1,888,200
Mohawk Industries, Inc.* ...................        19,500       1,375,530
Stanley Furniture Company, Inc. ............        64,000       2,016,000
                                                              ------------
                                                                 6,238,821

INDUSTRIAL CONGLOMERATES - 1.0%
Alleghany Corporation* .....................        10,300       2,291,750

INDUSTRIAL MACHINERY - 1.8%
SPX Corporation* ...........................        64,000       3,763,840
Valmont Industries, Inc. ...................        12,800         296,320
                                                              ------------
                                                                 4,060,160

                           86 See accompanying notes.

DECEMBER 31, 2003

SERIES V (MID CAP VALUE) (CONTINUED)

                                                     NUMBER        MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES        VALUE
----------------------------------------------    -----------    -----------
INSURANCE BROKERS - 1.1%
Aon Corporation ..............................        106,500    $ 2,549,610

INTEGRATED OIL & GAS - 2.3%
Murphy Oil Corporation .......................         80,000      5,224,800

INTERNET SOFTWARE & SERVICES - 0.0%
S1 Corporation* ..............................         11,550         92,978

INVESTMENT BANKING & BROKERAGE - 1.3%
American Capital Strategies, Ltd. ............         96,000      2,854,080

IT CONSULTING & SERVICES - 2.9%
Acxiom Corporation*(1) .......................        270,000      5,013,900
Keane, Inc.* .................................        100,000      1,464,000
Tier Technologies, Inc. (CI.B)* ..............         14,650        119,690
                                                                 -----------
                                                                   6,597,590

MARINE - 0.6%
Frontline, Ltd. ..............................         55,000      1,400,850

MULTI-LINE INSURANCE - 1.6%
American Financial Group, Inc. ...............        132,000      3,492,720

MULTI-UTILITIES & UNREGULATED POWER - 1.7%
Williams Companies, Inc. .....................        377,000      3,702,140

OIL & GAS DRILLING - 3.9%
Nabors Industries, Ltd.* .....................         56,000      2,324,000
Pride International, Inc.* ...................         55,000      1,025,200
Transocean, Inc.* ............................        222,000      5,330,220
                                                                 -----------
                                                                   8,679,420

OIL & GAS EQUIPMENT & SERVICES - 1.8%
Key Energy Services, Inc.* ...................        382,000      3,938,420

OIL & GAS EXPLORATION & PRODUCTION - 8.5%
Anadarko Petroleum Corporation ...............         70,000      3,570,700
Burlington Resources, Inc. ...................         42,000      2,325,960
Denbury Resources, Inc.* .....................        225,400      3,135,314
Devon Energy Corporation .....................         62,700      3,590,202
Evergreen Resources, Inc.* ...................        120,000      3,901,200
Unocal Corporation ...........................         66,000      2,430,780
                                                                 -----------
                                                                  18,954,156

OTHER DIVERSIFIED FINANCIAL SERVICES - 2.1%
Principal Financial Group, Inc. ..............        140,000      4,629,800

PACKAGED FOODS & MEATS - 3.4%
Hain Celestial Group, Inc.* ..................        110,000      2,553,100
Hormel Foods Corporation .....................        200,000      5,162,000
                                                                 -----------
                                                                   7,715,100

PAPER PACKAGING - 1.4%
Sonoco Products Company ......................        125,000      3,077,500

PHARMACEUTICALS - 2.6%
Hollis-Eden Pharmaceuticals, Inc.* ...........        193,803      2,133,771
Ligand Pharmaceuticals, Inc. (CI.B)* .........        243,200      3,572,608
                                                                 -----------
                                                                   5,706,379

PROPERTY & CASUALTY INSURANCE - 2.2%
W. R. Berkley Corporation ....................        140,000      4,893,000

                                                             PRINCIPAL
                                                             AMOUNT OR
                                                               NUMBER            MARKET
COMMON STOCKS (CONTINUED)                                    OF SHARES           VALUE
-------------------------------------------------------    -------------     -------------
REGIONAL BANKS - 3.6%
Corus Bankshares, Inc. ................................           13,600     $     429,216
Iberiabank Corporation ................................           21,400         1,262,600
Mercantile Bankshares Corporation .....................           67,000         3,053,860
Wilmington Trust Corporation ..........................           39,000         1,404,000
Zions Bankcorporation .................................           32,000         1,962,560
                                                                             -------------
                                                                                 8,112,236

SEMICONDUCTORS - 1.8%
IXYS Corporation* .....................................          270,000         2,524,500
MIPS Technologies, Inc.* ..............................            6,200            33,759
Monolithic System Technology,
 Inc.* ................................................          180,000         1,539,000
                                                                             -------------
                                                                                 4,097,259

SPECIALTY CHEMICALS - 0.7%
Material Sciences Corporation .........................           57,000           576,270
Minerals Technologies, Inc. ...........................           15,000           888,750
                                                                             -------------
                                                                                 1,465,020

SPECIALTY STORES - 0.8%
Linens 'n Things, Inc.* ...............................           60,000         1,804,800

TRUCKING - 0.1%
SCS Transportation, Inc.* .............................           11,000           193,380
                                                                             -------------
 Total common stocks
  (cost $165,147,991) - 97.8% .........................                        218,663,121

WARRANTS
Kfx, Inc. .............................................          168,000           909,817
                                                                             -------------
 Total warrants (cost $180,806) - 0.4% ................                            909,817

REPURCHASE AGREEMENT
United Missouri Bank, 0.50%, 01-02-04
 (Collateralized by FNMA note,
 01-20-04 with a value of
 $1,484,000 and a repurchase
 amount of $1,454,040) ................................    $   1,454,000         1,454,000
                                                                             -------------
 Total repurchase agreement
  (cost $1,454,000)- 0.6% .............................                          1,454,000
                                                                             -------------
 Total investments
  (cost $168,042,797) - 100.1% ........................                        223,969,456
 Liabilities, less cash & other assets - (0.1%) .......                           (311,866)
                                                                             -------------
 Total net assets - 100.0% ............................                      $ 223,657,590
                                                                             =============

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $168,005,090.

*Non-income producing security

(1)Security is segregated as collateral for futures, written options or forward exchange contracts.

                           87 See accompanying notes.

SERIES W (MAIN STREET GROWTH & INCOME(R) SERIES)*
February 15, 2004

[OPPENHEIMERFUNDS(R) LOGO]

SUBADVISOR,
OPPENHEIMERFUNDS, INC.

[PHOTO OF NIKOLAOS MONOYIOS]

TO OUR CONTRACTHOLDERS:

For the first few months of the reporting period, conflicting economic and political forces drove market performance. The U.S. economy showed signs of emerging from recession, interest rates declined steadily and inflation remained in check. Corporate capital spending remained weak, consumer sentiment declined, and uncertainties related to the U.S.-led war in Iraq and the global battle against terrorism undermined investor confidence. For the year, the Series gained 26.26%1 versus 28.68% for the S&P 500 Index.

The period started slowly for the Main Street Growth and Income(R) Series when we made a decision to increase the Series' weight in smaller-cap stocks, as those types of stocks typically outperform larger cap stocks in the beginning of the year. This seasonal anomaly is called the January effect. However, in the beginning of 2003 there was a high level of uncertainty related to the situation in Iraq and mixed economic data. Consequently, the stocks that performed best were those stocks with lower betas (risk) and higher valuation metrics. The January effect actually began later in the quarter, after we had moved back into the higher quality securities our models had identified.

In mid-March, investor sentiment turned sharply positive, driven by growing evidence of sustained economic growth, together with continuing low inflation, and supportive federal fiscal and monetary policies. The market's uncertainties regarding the war on terrorism and geopolitical tensions were eased by the conclusion of major combat operations in Iraq.

Our quantitative models, which are an important part of our investment process, have worked well in most time periods, but we recognize that short-term movements within the stock market occur where the Series may underperform. Rather than making dramatic changes to the Series based on short-term movements, we choose to stick with our disciplined investment approach. Our patience paid off as the higher quality stocks we purchased in late first quarter outperformed in late summer as the rally broadened.

In terms of economic sectors, we did not take many large sector bets, though we overweighted the consumer discretionary sector, which proved beneficial for the Series. We were underweight in technology stocks versus the index, as well as in healthcare, which proved negative for the Series. We have also moved to a less defensive posture by underweighting financials late in the period, and increasing our utilities and healthcare weightings to match the index. It is important to note that the Series does not hold large concentrations on individual securities, as the Series is very well diversified.

We were able to gain on the index during the year by reducing our market capitalization. These smaller capitalization holdings rallied as the lower quality, smaller-cap rally began to broaden in the middle of the period. This capitalization attribution was the greatest contributor to Series performance during the year.

Currently, most economic indicators show evidence of continuing gains, with accelerating corporate earnings, rising levels of corporate capital spending, improvements in industrial production, increases in manufacturing activity and growth on the jobs front. We remain committed to our disciplined, quantitative style of investing, which has helped us disregard short-term market "noise" in favor of more persistent market trends.

Sincerely,

Nikolaos Monoyios
Portfolio Manager

February 15, 2004

                          AVERAGE ANNUAL TOTAL RETURNS
                           AS OF DECEMBER 31, 2003(1)

                     1 Year          Since Inception
                                        (5-1-00)
Series W             26.26%             (5.04%)

(1)Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBLFund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                           SERIES W VS. S&P 500 INDEX

                                  [LINE GRAPH]

   DATE                     value
SBL FUND SERIES W

  5/1/2000                 10,000.00
 6/30/2000                  9,980.00
 9/30/2000                 10,060.00
12/31/2000                  9,016.25
 3/31/2001                  8,155.65
 6/30/2001                  8,505.90
 9/30/2001                  7,555.24
12/31/2001                  8,115.58
 3/31/2002                  8,215.77
 6/30/2002                  7,494.38
 9/30/2002                  6,262.02
12/31/2002                  6,551.13
 3/31/2003                  6,329.74
 6/30/2003                  7,205.24
 9/30/2003                  7,416.57
12/31/2003                  8,271.52

S& P 500 INDEX

   5/01/00                 10,000.00
  06/30/00                 10,036.94
  09/30/00                  9,939.85
  12/31/00                  9,162.81
 3/31/2001                  8,076.96
 6/30/2001                  8,549.92
 9/30/2001                  7,295.70
12/31/2001                  8,075.77
 3/31/2002                  8,097.71
 6/30/2002                  7,013.09
 9/30/2002                  5,801.87
12/31/2002                  6,291.88
 3/31/2003                  6,093.72
 6/30/2003                  7,031.73
 9/30/2003                  7,217.83
12/31/2003                  8,096.70

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series W (Main St. Growth & Income(R) Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series W. On December 31, 2003, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $8,272. By comparison, the same $10,000 investment would have declined to $8,097 based on the S&P500 Index's performance.

*The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES W (MAIN STREET GROWTH AND INCOME(R))

                                                   NUMBER       MARKET
COMMON STOCKS                                     OF SHARES     VALUE
-----------------------------------------------   ---------    --------
AEROSPACE & DEFENSE - 1.1%
General Dynamics Corporation ..................       1,500    $135,585
Goodrich Corporation ..........................       1,100      32,659
Honeywell International, Inc. .................       1,900      63,517
NVE Corporation* ..............................         200      10,260
Precision Castparts Corporation ...............         600      27,246
Rockwell Collins, Inc. ........................         400      12,012
United Defense Industries, Inc ................         700      22,316
United Technologies Corporation* ..............       1,900     180,063
                                                               --------
                                                                483,658

AGRICULTURAL PRODUCTS - 0.0%
Fresh Del Monte Produce, Inc. .................         800      19,064

AIR FREIGHT & LOGISTICS - 0.6%
FedEx Corporation .............................       1,000      67,500
J.B. Hunt Transport Services, Inc.* ...........       1,600      43,216
Ryder System, Inc. ............................       1,300      44,395
United Parcel Service, Inc. (CI. B) ...........       1,600     119,280
                                                               --------
                                                                274,391

AIRLINES - 0.1%
America West Holdings Corporation
 (CI.B)* ......................................       1,300      16,120
Continental Airlines, Inc. (CI.B)* ............       1,700      27,659
ExpressJet Holdings, Inc.* ....................         300       4,500
Mesa Air Group, Inc.* .........................         200       2,504
Northwest Airlines Corporation* ...............       1,000      12,620
                                                               --------
                                                                 63,403

ALUMINUM - 0.5%
Alcan, Inc. ...................................       1,300      61,035
Alcoa, Inc. ...................................       4,700     178,600
                                                               --------
                                                                239,635

APPAREL RETAIL - 1.9%
Abercrombie & Fitch Company* ..................       3,200      79,072
Aeropostale, Inc.* ............................       1,300      35,646
AnnTaylor Stores Corporation* .................       1,850      72,150
Chico's FAS, Inc.* ............................       1,000      36,950
Christopher & Banks Corporation ...............       1,300      25,389
Gap, Inc. .....................................      12,500     290,125
Hot Topic, Inc.* ..............................       1,725      50,818
Men's Wearhouse, Inc.* ........................         400      10,004
Pacific Sunwear of California, Inc.* ..........       2,675      56,496
Ross Stores, Inc. .............................       1,800      47,574
Talbots, Inc. .................................       1,400      43,092
TJX Companies, Inc. ...........................       4,300      94,815
                                                               --------
                                                                842,131

APPAREL, ACCESSORIES & LUXURY GOODS - 0.4%
Coach, Inc.* ..................................       3,060     115,515
Columbia Sportswear Company* ..................         400      21,800
Kellwood Company ..............................         100       4,100
Liz Claiborne, Inc. ...........................         900      31,914
Tommy Hilfiger Corporation ....................         400       5,924
V.F. Corporation ..............................         200       8,648
                                                               --------
                                                                187,901

APPLICATION SOFTWARE - 0.5%
Amdocs, Ltd.* .................................       3,800    $ 85,424
Citrix Systems, Inc.* .........................       2,300      48,783
Compuware Corporation* ........................         400       2,416
Factset Research Systems, Inc. ................         200       7,642
Macromedia, Inc.* .............................         500       8,920
Reynolds & Reynolds Company ...................         100       2,905
Synopsys, Inc.* ...............................       1,800      60,768
                                                               --------
                                                                216,858

ASSET MANAGEMENT & CUSTODY BANKS - 0.6%
Affiliated Managers Group .....................         400      27,836
Mellon Financial Corporation ..................       6,500     208,715
Northern Trust Corporation ....................         400      18,568
                                                               --------
                                                                255,119

AUTO PARTS & EQUIPMENT - 0.7%
Aftermarket Technology Corporation*                     900      12,348
American Axle & Manufacturing
 Holdings, Inc.* ..............................       1,900      76,798
Arvinmeritor, Inc. ............................         600      14,472
Autoliv, Inc. .................................         200       7,530
Dana Corporation ..............................       3,200      58,720
Delphi Corporation ............................       4,200      42,882
Johnson Controls, Inc. ........................         600      69,672
Lear Corporation ..............................         300      18,399
Visteon Corporation ...........................       1,100      11,451
                                                               --------
                                                                312,272

AUTOMOBILE MANUFACTURERS - 0.8%
Ford Motor Company ............................      20,874     333,984
Thor Industries, Inc. .........................         100       5,622
                                                               --------
                                                                339,606

BIOTECHNOLOGY - 1.6%
Alkermes, Inc. ................................       1,100      14,850
Amgen, Inc.* ..................................       6,300     389,340
Genentech, Inc.* ..............................       2,200     205,854
Geron Corporation* ............................         500       4,985
Invitrogen Corporation* .......................         800      56,000
Kos Pharmaceuticals* ..........................       1,600      68,864
                                                               --------
                                                                739,893

BREWERS - 0.3%
Anheuser-Busch Companies, Inc. ................       2,400     126,432

BROADCASTING & CABLE TV - 1.4%
Cablevision Systems New York
 Group* .......................................       1,900      44,441
Charter Communications, Inc.* .................         700       2,814
Clear Channel Communications, Inc. ............         900      42,147
Comcast Corporation* ..........................      12,531     411,894
Cox Communications, Inc.* .....................         900      31,005
Echostar Communications Corporation*                  2,600      88,400
Tivo, Inc.* ...................................         800       5,920
                                                               --------
                                                                626,621

                           90 See accompanying notes.

DECEMBER 31, 2003

SERIES W (MAIN STREET GROWTH AND INCOME(R) (CONTINUED)

                                                     NUMBER       MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES      VALUE
----------------------------------------------     ---------    ----------
BUILDING PRODUCTS - 0.0%
USG Corporation* .............................           600    $    9,942

CASINOS & GAMING - 0.3%
Alliance Gaming Corporation* .................           500        12,325
Aztar Corporation ............................           100         2,250
Gtech Holdings Corporation ...................           700        34,643
Harrah's Entertainment .......................           800        39,816
Multimedia Games, Inc.* ......................           400        16,440
Park Place Entertainment Corporation* ........           400         4,332
Station Casinos, Inc. ........................           300         9,189
WMS Industries, Inc.* ........................           100         2,620
                                                                ----------
                                                                   121,615

COMMERCIAL PRINTING - 0.0%
Valassis Communications, Inc.* ...............           200         5,870

COMMUNICATIONS EQUIPMENT - 2.5%
3Com Corporation* ............................         2,600        21,242
Adtran, Inc. .................................         1,900        58,900
Cisco Systems, Inc.* .........................        28,300       687,407
Corning, Inc.* ...............................        11,300       117,859
Ditech Communications Corporation* ...........           200         3,820
Emulex Corporation* ..........................           400        10,672
F5 Networks, Inc.* ...........................           300         7,530
Foundry Networks, Inc.* ......................           600        16,416
Juniper Networks, Inc.* ......................         2,100        39,228
McData Corporation* ..........................         2,300        21,919
Powerwave Technologies, Inc.* ................         1,100         8,415
Qualcomm, Inc. ...............................         1,100        59,323
Scientific Atlanta, Inc. .....................         2,200        60,060
Zhone Technologies, Inc.* ....................           400         1,976
                                                                ----------
                                                                 1,114,767

COMPUTER & ELECTRONICS RETAIL - 0.5%
Best Buy Company, Inc. .......................         2,200       114,928
Electronics Boutique Holdings
 Corporation* ................................           100         2,289
RadioShack Corporation .......................         3,000        92,040
                                                                ----------
                                                                   209,257

COMPUTER HARDWARE - 2.3%
Dell, Inc.* ..................................        13,300       451,668
Hewlett-Packard Company ......................         4,000        91,880
International Business
 Machines Corporation ........................         3,900       361,452
Sun Microsystems, Inc.* ......................        26,900       120,781
                                                                ----------
                                                                 1,025,781

COMPUTER STORAGE & PERIPHERALS - 1.6%
Avid Technology, Inc.* .......................           400    $   19,200
EMC Corporation* .............................        15,000       193,800
Hutchinson Technology, Inc.* .................           100         3,074
Imation Corporation ..........................           100         3,515
Lexmark International, Inc.* .................         2,300       180,872
Maxtor Corporation* ..........................        10,000       111,000
Network Appliance, Inc.* .....................           700        14,371
Sandisk Corporation* .........................           400        24,456
Storage Technology Corporation* ..............         2,500        64,375
Western Digital Corporation* .................         7,900        93,141
                                                                ----------
                                                                   707,804

CONSTRUCTION & FARM MACHINERY - 0.3%
Cummins, Inc. ................................           400        19,576
Deere & Company ..............................           300        19,515
Oshkosh Truck Corporation ....................           300        15,309
Paccar, Inc. .................................         1,000        85,120
Trinity Industries, Inc. .....................           100         3,084
Wabash National Corporation* .................           400        11,720
                                                                ----------
                                                                   154,324

CONSUMER ELECTRONICS - 0.2%
Harman International Industries, Inc. ........         1,200        88,776

CONSUMER FINANCE - 1.3%
American Express Company .....................         3,500       168,805
Capital One Financial Corporation ............         1,200        73,548
CIT Group ....................................         1,200        43,140
MBNA Corporation .............................         9,500       236,075
SLM Corporation ..............................         1,200        45,216
                                                                ----------
                                                                   566,784

DATA PROCESSING & OUTSOURCED SERVICE - 0.2%
Checkfree Corporation* .......................           500        13,825
Concord EFS, Inc.* ...........................         1,000        14,840
Convergys Corporation* .......................         3,200        55,872
Global Payments, Inc. ........................           100         4,712
Per-Se Technologies, Inc.* ...................           400         6,104
                                                                ----------
                                                                    95,353

DEPARTMENT STORES - 0.6%
Federated Department Stores ..................         2,200       103,686
Sears Roebuck & Company ......................         3,200       145,568
                                                                ----------
                                                                   249,254

DISTRIBUTORS - 0.0%
Brightpoint, Inc.* ...........................           600        10,350

DIVERSIFIED BANKS - 4.4%
Bank of America Corporation ..................         7,400       595,182
Bank One Corporation .........................         3,700       168,683
Fleetboston Financial Company ................         6,200       270,630
U.S. Bancorp .................................         8,733       260,069
W Holding Company, Inc. ......................           603        11,222
Wachovia Corporation .........................         5,300       246,927
Wells Fargo & Company ........................         7,600       447,564
                                                                ----------
                                                                 2,000,277

                           91 See accompanying notes.

DECEMBER 31, 2003

SERIES W (MAIN STREET GROWTH AND INCOME(R)) (CONTINUED)

                                                  NUMBER      MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES     VALUE
---------------------------------------------   ---------    --------
DIVERSIFIED CAPITAL MARKETS - 0.8%
J.P. Morgan Chase & Company .................       9,300    $341,589

DIVERSIFIED CHEMICALS - 0.5%
Dow Chemical Company ........................         900      37,413
E.I. du Pont de Nemours &
 Company ....................................       2,600     119,314
Engelhard Corporation .......................         300       8,985
Hercules, Inc.* .............................       3,100      37,820
                                                             --------
                                                              203,532

DIVERSIFIED COMMERCIAL SERVICES - 0.7%
Arbitron, Inc.* .............................         100       4,172
Corinthian Colleges, Inc.* ..................         300      16,668
Deluxe Corporation ..........................         400      16,532
H&R Block, Inc. .............................       4,000     221,480
ITT Educational Services, Inc.* .............       1,300      61,061
United Rentals, Inc.* .......................         700      13,482
                                                             --------
                                                              333,395

DIVERSIFIED METALS & MINING - 0.1%
Consol Energy, Inc. .........................         200       5,180
Freeport-McMoRan Copper & Gold,
 Inc. (CI.B) ................................         300      12,639
Peabody Energy Corporation ..................       1,000      41,710
                                                             --------
                                                               59,529

DRUG RETAIL - 0.0%
CVS Corporation .............................         200       7,224
Rite Aid Corporation* .......................       2,300      13,892
                                                             --------
                                                               21,116

ELECTRIC UTILITIES - 0.5%
Allegheny Energy, Inc.* .....................         300       3,828
Centerpoint Energy, Inc. ....................         600       5,814
Edison International* .......................         900      19,737
Exelon Corporation ..........................       2,212     146,788
Firstenergy Corporation .....................         300      10,560
Progress Energy, Inc. - Contingent
 Value Obligation* ..........................         400          88
Puget Energy, Inc. ..........................         100       2,377
Texas Genco Holdings, Inc. ..................          20         650
TXU Corporation .............................         300       7,116
Wisconsin Energy Corporation ................       1,000      33,450
                                                             --------
                                                              230,408

ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
Emerson Electric Company ....................         500      32,375
Thomas & Betts Corporation ..................         400       9,156
                                                             --------
                                                               41,531

ELECTRONIC EQUIPMENT MANUFACTURERS - 0.2%
Agilent Technologies, Inc.* .................       1,300    $ 38,012
Kemet Corporation* ..........................         600       8,214
Superconducter Technologies* ................         700       3,906
Symbol Technologies, Inc. ...................       1,000      16,890
Veeco Instruments, Inc.* ....................         200       5,640
Waters Corporation* .........................         400      13,264
                                                             --------
                                                               85,926

ELECTRONIC MANUFACTURING SERVICES - 0.2%
Benchmark Electronics, Inc.* ................         800      27,848
Molex, Inc. (Voting) ........................         200       6,978
Molex, Inc. (Non-Voting) ....................         500      14,680
Solectron Corporation* ......................       5,300      31,323
                                                             --------
                                                               80,829

EMPLOYMENT SERVICES - 0.0%
Robert Half International, Inc.* ............         300       7,002

ENVIRONMENTAL SERVICES - 0.1%
Republic Services, Inc. .....................       1,000      25,630

FERTILIZERS & AGRICULTURAL CHEMICALS - 0.2%
Monsanto Company ............................       3,300      94,974

FOOD DISTRIBUTORS - 0.1%
Sysco Corporation ...........................         800      29,784

FOOD - RETAIL - 0.2%
Kroger Company* .............................       2,800      51,828
Supervalu, Inc. .............................         200       5,718
Winn-Dixie Stores, Inc. .....................       3,300      32,835
                                                             --------
                                                               90,381

FOOTWEAR - 0.2%
Nike, Inc. (Cl.B) ...........................         400      27,384
Timberland Company* .........................       1,300      67,691
                                                             --------
                                                               95,075

FOREST PRODUCTS - 0.1%
Louisiana-Pacific Corporation* ..............       3,200      57,216

GENERAL MERCHANDISE STORES - 0.1%
Big Lots, Inc.* .............................         400       5,684
Dollar General Corporation ..................       2,000      41,980
Dollar Tree Stores, Inc.* ...................         600      18,036
Shopko Stores, Inc.* ........................         100       1,525
                                                             --------
                                                               67,225

HEALTH CARE DISTRIBUTORS - 0.0%
McKesson Corporation ........................         300       9,648

                           92 See accompanying notes.

DECEMBER 31, 2003

SERIES W (MAIN STREET GROWTH AND INCOME(R)) (CONTINUED)

                                                     NUMBER       MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES      VALUE
----------------------------------------------     ---------    ----------
HEALTH CARE EQUIPMENT - 2.1%
Beckman Coulter, Inc. ........................           100    $    5,083
Becton, Dickinson & Company ..................         2,700       111,078
Bio-Rad Laboratories, Inc.* ..................           500        28,835
Biosite, Inc.* ...............................           200         5,790
Boston Scientific Corporation* ...............         3,900       143,364
CYTYC Corporation* ...........................           400         5,504
Gen-Probe, Inc.* .............................           700        25,529
Guidant Corporation ..........................           300        18,060
Inamed Corporation* ..........................           400        19,224
Medtronic, Inc. ..............................         6,600       320,826
St. Jude Medical, Inc.* ......................           300        18,405
Stryker Corporation ..........................         2,300       195,523
Visx, Inc.* ..................................         1,900        43,985
Zimmer Holdings, Inc.* .......................           400        28,160
                                                                ----------
                                                                   969,366

HEALTH CARE FACILITIES - 0.1%
Health Management Associates, Inc. ...........           400         9,600
Select Medical Corporation ...................         2,200        35,816
Sunrise Senior Living, Inc.* .................           200         7,748
Universal Health Services, Inc. (CI.B) .......           100         5,372
                                                                ----------
                                                                    58,536

HEALTH CARE SERVICES - 0.9%
Apria Healthcare Group* ......................         1,100        31,317
Covance, Inc.* ...............................         1,400        37,520
Davita, Inc.* ................................         1,200        46,800
eResearch Technology, Inc.* ..................           250         6,355
IMS Health, Inc. .............................         1,593        39,607
Medco Health Soulutions, Inc. ................         3,447       117,164
Pediatrix Medical Group* .....................         1,400        77,126
Pharmaceutical Product
 Development Inc.* ...........................           100         2,697
Renal Care Group, Inc.* ......................           100         4,120
U.S. Oncology, Inc.* .........................         2,300        24,748
                                                                ----------
                                                                   387,454

HEALTH CARE SUPPLIES - 0.3%
Bausch & Lomb, Inc. ..........................         1,600        83,040
Cooper Companies, Inc. .......................           700        32,991
PolyMedia Corporation* .......................           100         2,631
                                                                ----------
                                                                   118,662

HOME ENTERTAINMENT SOFTWARE - 0.7%
Electronic Arts, Inc.* .......................         4,800       229,344
Take-Two Interactive
 Software, Inc.* .............................         2,600        74,906
                                                                ----------
                                                                   304,250

HOME IMPROVEMENT RETAIL - 1.3%
Home Depot, Inc. .............................        11,300       401,037
Lowe's Companies, Inc. .......................         3,300       182,787
Sherwin-Williams Company .....................           200         6,948
                                                                ----------
                                                                   590,772

HOMEBUILDING - 2.4%
Beazer Homes USA, Inc. .......................           900    $   87,894
Cavco Industries, Inc.* ......................            60         1,440
Centex Corporation ...........................         1,200       129,180
D.R. Horton, Inc. ............................         1,600        69,216
Hovnanian Enterprises, Inc.* .................         1,000        87,060
KB Home ......................................         1,300        94,276
Lennar Corporation ...........................         1,100       105,600
Lennar Corporation (Cl.B) ....................           170        15,538
M.D.C. Holdings, Inc. ........................           700        45,150
Meritage Corporation* ........................           200        13,262
NVR, Inc.* ...................................           100        46,600
Pulte Homes, Inc. ............................         1,000        93,620
Ryland Group, Inc. ...........................         1,800       159,552
Standard Pacific Corporation .................         1,300        63,115
Toll Brothers, Inc.* .........................         1,700        67,592
                                                                ----------
                                                                 1,079,095

HOTELS, RESORTS, & CRUISE LINES - 0.0%
Choice Hotels International, Inc.* ...........           100         3,525

HOUSEHOLD APPLIANCES - 0.2%
Whirlpool Corporation ........................         1,000        72,650

HOUSEHOLD PRODUCTS - 1.6%
Clorox Company ...............................         1,000        48,560
Colgate-Palmolive Company ....................           800        40,040
Energizer Holdings, Inc.* ....................         1,500        56,340
Procter & Gamble Company .....................         5,900       589,292
                                                                ----------
                                                                   734,232

HOUSEWARES & SPECIALTIES - 0.2%
American Greetings Corporation* ..............           200         4,374
Fortune Brands, Inc. .........................           500        35,745
Newell Rubbermaid, Inc. ......................         1,200        27,324
Yankee Candle Company, Inc.* .................           600        16,398
                                                                ----------
                                                                    83,841

HYPERMARKETS & SUPERCENTERS - 1.5%
Wal-Mart Stores, Inc. ........................        12,900       684,345

INDUSTRIAL CONGLOMERATES - 3.0%
3M Company ...................................         2,400       204,072
Carlisle Companies, Inc. .....................           100         6,086
General Electric Company .....................        36,300     1,124,574
                                                                ----------
                                                                 1,334,732

INDUSTRIAL MACHINERY - 0.5%
Actuant Corporation* .........................           100         3,620
Briggs & Stratton Corporation ................           700        47,180
Eaton Corporation ............................           300        32,394
EnPro Industries, Inc.* ......................           200         2,790
Ingersoll-Rand Company .......................           700        47,516
Pall Corporation .............................         2,000        53,660
SPX Corporation* .............................           500        29,405
Unova, Inc.* .................................         1,000        22,950
                                                                ----------
                                                                   239,515

                           93 See accompanying notes.

DECEMBER 31, 2003

SERIES W (MAIN STREET GROWTH AND INCOME(R)) (CONTINUED)

                                                    NUMBER       MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES      VALUE
---------------------------------------------     ---------    ----------
INSURANCE BROKERS - 0.5%
Aon Corporation .............................         2,600    $   62,244
Marsh & McLennan Companies,
 Inc. .......................................         3,200       153,248
                                                               ----------
                                                                  215,492

INTEGRATED OIL & GAS - 3.8%
Chevrontexaco Corporation ...................         2,841       245,434
Conocophillips ..............................         3,283       215,266
Exxon Mobil Corporation .....................        23,500       963,500
Marathon Oil Corporation ....................           600        19,854
Murphy Oil Corporation ......................         1,600       104,496
Occidental Petroleum Corporation ............         4,300       181,632
Tesoro Petroleum Corporation* ...............           400         5,828
                                                               ----------
                                                                1,736,010

INTEGRATED TELECOMMUNICATION SERVICE - 3.2%
Bellsouth Corporation .......................         5,600       158,480
Citizens Communications Company* ............         3,800        47,196
NTL, Inc.* ..................................           500        34,875
SBC Communications, Inc. ....................        21,600       563,112
Sprint Corporation (FON Group) ..............         2,200        36,124
Verizon Communications, Inc. ................        16,900       592,852
                                                               ----------
                                                                1,432,639

INTERNET SOFTWARE & SERVICES - 0.3%
Akamai Technologies, Inc.* ..................         4,300        46,225
Ask Jeeves, Inc.* ...........................           600        10,872
Digital River, Inc.* ........................         1,200        26,520
Earthlink, Inc.* ............................           600         6,000
Internap Network Services
 Corporation* ...............................         2,500         6,125
J2 Global Communications, Inc.* .............           200         4,954
United Online, Inc.* ........................         1,650        27,703
WebEx Communications, Inc.* .................           100         2,010
                                                               ----------
                                                                  130,409

INVESTMENT BANKING & BROKERAGE - 1.9%
Bear Sterns Companies, Inc. .................         1,500       119,925
Charles Schwab Corporation ..................         5,300        62,752
E*Trade Financial Corporation ...............           800        10,120
Instinet Group, Inc.* .......................           100           515
Knight Trading Group ........................         1,000        14,640
Merrill Lynch & Company, Inc. ...............         5,300       310,845
Morgan Stanley ..............................         5,700       329,859
                                                               ----------
                                                                  848,656

IT CONSULTING & OTHER SERVICES - 0.2%
Anteon International Corporation* ...........           100         3,605
Cognizant Technology Solutions
 Corporation* ...............................         1,568        71,564
                                                               ----------
                                                                   75,169

LEISURE PRODUCTS - 0.8%
Action Performance Companies, Inc. ..........         1,400    $   27,440
Brunswick Corporation .......................           900        28,647
Callaway Golf Company .......................           200         3,370
Hasbro, Inc. ................................         4,000        85,120
Marvel Enterprises, Inc.* ...................         2,600        75,686
Mattel, Inc. ................................         6,600       127,182
Polaris Industries, Inc. ....................           300        26,574
                                                               ----------
                                                                  374,019

LIFE & HEALTH INSURANCE - 1.4%
Aflac, Inc. .................................         2,500        90,450
John Hancock Financial
 Services, Inc. .............................         4,300       161,250
Lincoln National Corporation ................         1,800        72,666
Metlife, Inc. ...............................         3,900       131,313
Prudential Financial, Inc. ..................         3,800       158,726
                                                               ----------
                                                                  614,405

MANAGED HEALTH CARE - 1.8%
Aetna, Inc. .................................         1,900       128,402
Amerigroup Corporation* .....................           700        29,855
Coventry Health Care, Inc.* .................         1,600       103,184
First Health Group Corporation* .............         1,100        21,406
Health Net, Inc.* ...........................         2,300        75,210
Humana, Inc.* ...............................         1,900        43,415
Mid Atlantic Medical Services, Inc.* ........         1,500        97,200
Oxford Health Plans, Inc.* ..................         2,200        95,700
WellPoint Health Networks, Inc.* ............         2,400       232,776
                                                               ----------
                                                                  827,148

MARINE - 0.0%
Teekay Shipping Corporation .................           200        11,406

MOTORCYCLE MANUFACTURERS - 0.1%
Harley-Davidson, Inc. .......................         1,400        66,542

MOVIES & ENTERTAINMENT - 1.3%
Metro-Goldwyn-Mayer, Inc.* ..................           500         8,545
Time Warner, Inc.* ..........................         4,200        75,558
Viacom, Inc. (CI.B) .........................         9,000       399,420
Walt Disney Company .........................         3,700        86,321
                                                               ----------
                                                                  569,844

MULTI-LINE INSURANCE - 1.1%
Allmerica Financial Corporation .............           200         6,154
American International Group, Inc. ..........         6,037       400,132
Hartford Financial Services Group, Inc. .....           600        35,418
Loews Corporation ...........................           800        39,560
                                                               ----------
                                                                  481,264

MULTI-UTILITIES & UNREGULATED POWER - 0.4%
Constellation Energy Group, Inc. ............         1,700        66,572
Dynegy, Inc.* ...............................         2,900        12,412
Equitable Resources .........................           200         8,584
Oneok, Inc. .................................           600        13,248
Questar Corporation .........................           100         3,515
Williams Companies, Inc. ....................         9,800        96,236
                                                               ----------
                                                                  200,567

                           94 See accompanying notes.

DECEMBER 31, 2003

SERIES W (MAIN STREET GROWTH AND INCOME(R)) (CONTINUED)

                                                            NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                 OF SHARES      VALUE
-----------------------------------------------------     ---------    ----------
OIL & GAS DRILLING - 0.0%
Rowan Companies, Inc.* ..............................           300    $    6,951

OIL & GAS EQUIPMENT & SERVICES - 0.0%
Key Energy Services, Inc.* ..........................           300         3,093

OIL & GAS EXPLORATION & PRODUCTION - 2.3%
Apache Corporation ..................................         1,815       147,197
Burlington Resources, Inc. ..........................         3,900       215,982
Chesapeake Energy Corporation .......................         8,200       111,356
Cimarex Energy Company* .............................           159         4,243
Cross Timbers Royalty Trust .........................            22           627
Devon Energy Corporation ............................           472        27,027
Eog Resources, Inc. .................................         2,400       110,808
Kerr-McGee Corporation ..............................           300        13,947
Newfield Exploration Company* .......................           900        40,086
Noble Energy, Inc. ..................................         1,000        44,430
Pogo Producing Company ..............................         1,300        62,790
Tom Brown, Inc.* ....................................         4,100       132,225
Unocal Corporation ..................................         1,100        40,513
XTO Energy, Inc. ....................................         3,633       102,814
                                                                       ----------
                                                                        1,054,045

OIL & GAS REFINING, MARKETING & TRANSPORTATION - 0.6%
Frontier Oil Corporation ............................         5,400        92,988
Sunoco, Inc. ........................................         1,600        81,840
Valero Energy Corporation ...........................         1,600        74,144
Western Gas Resources, Inc. .........................           400        18,900
                                                                       ----------
                                                                          267,872

OTHER DIVERSIFIED FINANCIAL SERVICES - 2.4%
Catellus Development Corporation ....................           300         7,236
Citigroup, Inc. .....................................        19,332       938,369
Nationwide Financial
 Services, Inc. .....................................           100         3,306
Principal Financial Group, Inc. .....................         3,700       122,359
                                                                       ----------
                                                                        1,071,270

PACKAGED FOODS & MEATS - 1.3%
American Italian Pasta Company * ....................           200         8,380
Campbell Soup Company ...............................         6,400       171,520
Dean Foods Company* .................................         1,400        46,018
Del Monte Foods Company* ............................           700         7,280
H.J. Heinz Company ..................................           500        18,215
Hershey Foods Corporation ...........................           700        53,893
Kellogg Company .....................................         1,300        49,504
Kraft Foods, Inc. ...................................         5,000       161,100
Sara Lee Corporation ................................         1,154        25,053
Usana Health Sciences, Inc. .........................           400        12,240
Wm. Wrigley Jr. Company .............................         1,000        56,210
                                                                       ----------
                                                                          609,413

PAPER PACKAGING - 0.1%
Sealed Air Corporation* .............................           900        48,726

PAPER PRODUCTS - 0.2%
Georgia-Pacific Corporation .........................         2,700    $   82,809

PERSONAL PRODUCTS - 0.3%
Avon Products, Inc. .................................         1,600       107,984
Gillette Company ....................................         1,300        47,749
                                                                       ----------
                                                                          155,733

PHARMACEUTICALS - 5.7%
Abbott Laboratories .................................         4,900       228,340
American Pharmaceutical
 Partners, Inc.* ....................................         1,450        48,720
Andrx Corporation* ..................................         1,100        26,444
Bradley Pharmaceuticals, Inc.* ......................         1,200        30,516
Bristol-Myers Squibb Company ........................         8,300       237,380
Eli Lilly & Company .................................         2,900       203,957
Endo Pharmaceuticals
 Holdings, Inc.* ....................................           200         3,852
Forest Laboratories, Inc.* ..........................           300        18,540
Johnson & Johnson ...................................         7,986       412,557
Merck & Company, Inc. ...............................         9,100       420,420
Pfizer, Inc. ........................................        22,865       807,820
Taro Pharmaceutical
 Industries Ltd.* ...................................           300        19,350
Valeant Pharmaceuticals .............................           800        20,120
Wyeth ...............................................         2,100        89,145
                                                                       ----------
                                                                        2,567,161

PHOTOGRAPHIC PRODUCTS - 0.3%
Eastman Kodak Company ...............................         4,500       115,515

PROPERTY & CASUALTY INSURANCE - 2.1%
Allstate Corporation ................................         7,800       335,556
Ambac Financial Group, Inc. .........................           600        41,634
Cincinnati Financial Corporation ....................           100         4,188
Fidelity National Financial, Inc. ...................         4,355       168,887
First American Corporation ..........................           100         2,977
Landamerica Financial Group, Inc. ...................           300        15,678
MBIA, Inc. ..........................................           500        29,615
Old Republic International
 Corporation ........................................         1,050        26,628
Progressive Corporation .............................         2,800       234,052
Safeco Corporation ..................................           400        15,572
St. Paul Companies, Inc. ............................           100         3,965
Travelers Property Casualty
Corporation .........................................           684        11,477
Travelers Property Casualty
 Corporation (CI.B) .................................         3,112        52,811
                                                                       ----------
                                                                          943,040

PUBLISHING - 0.0%
McGraw-Hill Companies, Inc. .........................           100         6,992
New York Times Company ..............................           200         9,558
                                                                       ----------
                                                                           16,550

                           95 See accompanying notes.

DECEMBER 31, 2003

SERIES W (MAIN STREET GROWTH AND INCOME(R)) (CONTINUED)

                                                    NUMBER       MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES      VALUE
---------------------------------------------     ---------    ----------
RAILROADS - 0.2%
Burlington Northern Santa Fe
 Corporation ................................         1,400    $   45,290
CSX Corporation .............................         1,500        53,910
Norfolk Southern Corporation ................           400         9,460
                                                               ----------
                                                                  108,660

REGIONAL BANKS - 1.8%
Amsouth Bancorporation ......................         1,500        36,750
Banknorth Group, Inc. .......................         1,100        35,783
Charter One Financial, Inc. .................         3,456       119,405
City National Corporation ...................           100         6,212
Compass Bancshares ..........................           300        11,793
First Tennesse National
 Corporation ................................           900        39,690
Hibernia Corporation ........................           600        14,106
Huntington Bancshares .......................           800        18,000
KeyCorp .....................................         2,500        73,300
M&T Bank Corporation ........................           300        29,490
National City Corporation ...................         4,200       142,548
North Fork Bancorporation, Inc. .............         1,000        40,470
PNC Financial Services Group ................         1,000        54,730
Regions Financial Corporation ...............           900        33,480
Suntrust Banks, Inc. ........................         1,100        78,650
Union Planters Corporation ..................           400        12,596
Unionbancal Corporation .....................         1,100        63,294
Zions Bancorporation ........................           200        12,266
                                                               ----------
                                                                  822,563

REINSURANCE - 0.3%
Everest Reinsurance Group, Ltd. .............           100         8,460
Reinsurance Group of America, Inc. ..........         1,000        38,650
RenaissanceRe Holdings, Ltd. ................         1,600        78,480
                                                               ----------
                                                                  125,590

RESTAURANTS - 1.4%
Applebee's International, Inc. ..............           650        25,525
Brinker International, Inc.* ................         2,950        97,822
CBRL Group, Inc. ............................         1,000        38,260
CEC Entertainment, Inc.* ....................         1,000        47,390
McDonald's Corporation ......................         4,700       116,701
Outback Steakhouse, Inc. ....................           700        30,947
P.F. Chang's China Bistro, Inc.* ............           300        15,264
Panera Bread Company* .......................           500        19,765
RARE Hospitality International,
 Inc.* ......................................           700        17,108
Ruby Tuesday, Inc. ..........................         2,600        74,074
Ryan's Family Steak Houses, Inc.* ...........           300         4,545
Starbucks Corporation* ......................         2,100        69,426
Yum! Brands, Inc.* ..........................         2,600        89,440
                                                               ----------
                                                                  646,267

SEMICONDUCTOR EQUIPMENT - 0.7%
Advanced Energy Industries, Inc.* ...........           100    $    2,605
Amkor Technology, Inc.* .....................           900        16,389
Applied Materials, Inc.* ....................         6,000       134,700
Asyst Technologies, Inc.* ...................           800        13,880
Axcelis Technologies, Inc.* .................           300         3,066
Brooks Automation, Inc.* ....................           100         2,417
Credence Systems Corporation* ...............         1,000        13,160
KLA-Tencor Corporation* .....................           800        46,936
Kulicke & Soffa Industries, Inc.* ...........         1,600        23,008
LAM Research Corporation* ...................           300         9,690
Photronics, Inc. ............................           300         5,976
Teradyne, Inc.* .............................         2,600        66,170
                                                               ----------
                                                                  337,997

SEMICONDUCTORS - 3.6%
Altera Corporation* .........................         1,700        38,590
Analog Devices, Inc.* .......................         1,000        45,650
Applied Micro Circuits Corporation* .........         2,900        17,342
Atmel Corporation* ..........................         5,700        34,257
Broadcom Corporation ........................         3,300       112,497
Cypress Semiconductor Corporation* ..........         3,900        83,304
Integrated Device Technology, Inc.* .........         1,700        29,189
Intel Corporation ...........................        24,700       795,340
National Semiconductor Corporation* .........         3,600       141,876
NVIDIACorporation* ..........................         3,300        76,725
Silicon Storage Technologies, Inc.* .........         1,000        11,000
Texas Instruments, Inc. .....................         8,400       246,792
TriQuint Semiconductor, Inc.* ...............         1,600        11,312
                                                               ----------
                                                                1,643,874

SOFT DRINKS - 2.0%
Coca-Cola Company ...........................         7,100       360,325
Pepsi Bottling Group, Inc. ..................         1,000        24,180
Pepsico, Inc. ...............................        10,720       499,766
                                                               ----------
                                                                  884,271

SPECIALIZED FINANCE - 0.0%
Chicago Mercantile Exchange .................           200        14,472
Moody's Corporation .........................           100         6,055
                                                               ----------
                                                                   20,527

SPECIALTY CHEMICALS - 0.0%
Cytec Industries, Inc.* .....................           100         3,839
OM Group, Inc.* .............................           600        15,714
                                                               ----------
                                                                   19,553

SPECIALTY STORES - 1.5%
Advance Auto Parts, Inc.* ...................           200        16,280
Autonation, Inc.* ...........................         1,900        34,903
Autozone, Inc.* .............................           700        59,647
Bed Bath & Beyond, Inc.* ....................         3,000       130,050
Borders Group* ..............................           700        15,344
Claire's Stores, Inc. .......................         1,600        30,144
Foot Locker, Inc. ...........................         1,400        32,830
Hollywood Entertainment Corporation* ........           900        12,375

                           96 See accompanying notes.

DECEMBER 31, 2003

SERIES W (MAIN STREET GROWTH AND INCOME(R)) (CONTINUED)

                                                  NUMBER       MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES      VALUE
-------------------------------------------     ---------    ----------
SPECIALTY STORES (CONTINUED)
Movie Gallery, Inc.* ......................           200    $    3,736
Netflix, Inc.* ............................         1,200        65,628
Pier 1 Imports, Inc. ......................           900        19,674
Regis Corporation .........................           100         3,952
Rent-A-Center, Inc.* ......................           200         5,976
Select Comfort Corporation* ...............           200         4,952
Staples, Inc.* ............................         6,800       185,640
Tractor Supply Company* ...................           100         3,889
Zale Corporation* .........................           600        31,920
                                                             ----------
                                                                656,940

STEEL - 0.1%
Graftech International, Ltd.* .............           700         9,450
Schnitzer Steel Industries, Inc. ..........           400        24,200
                                                             ----------
                                                                 33,650

SYSTEMS SOFTWARE - 3.5%
Adobe Systems, Inc. .......................           200         7,860
Ascential Software Corporation* ...........           400        10,372
Computer Associates
 International, Inc. ......................           800        21,872
Evolving Systems, Inc.* ...................           300         3,990
Faro Technolgies, Inc.* ...................           500        12,490
Microsoft Corporation .....................        36,700     1,010,718
Novell, Inc.* .............................         3,000        31,560
Oracle Corporation* .......................        14,900       196,680
Red Hat, Inc.* ............................         2,300        43,171
Sybase, Inc.* .............................         1,700        34,986
Symantec Corporation* .....................         3,200       110,880
Veritas Software Corporation* .............         2,100        78,036
                                                             ----------
                                                              1,562,615

TECHNOLOGY DISTRIBUTORS - 0.0%
Avnet, Inc.* ..............................           600        12,996

THRIFTS & MORTGAGE FINANCE - 3.1%
Astoria Financial Corporation .............           400        14,880
Countrywide Financial .....................         1,733       131,473
Doral Financial Corporation ...............         1,050        33,894
Fannie Mae ................................         4,800       360,288
Flagstarbancorp, Inc. .....................           700        14,994
Freddie Mac ...............................         1,800       104,976
Fremont General Corporation ...............         2,300        38,893
Golden West Financial Corporation .........         2,500       257,975
Greenpoint Financial Corporation ..........         1,500        52,980
Independence Community Bank
 Corporation ..............................           400        14,388
Indymac Bancorp, Inc. .....................           300         8,937
MGIC Investments Corporation ..............         1,400        79,716
New Century Financial Corporation .........         1,250        49,587
Radian Group, Inc. ........................           400        19,500
Sovereign Bancorp, Inc. ...................         1,000        23,750
Washington Mutual, Inc. ...................         4,400       176,528
Webster Financial Corporation .............           200         9,172
                                                             ----------
                                                              1,391,931

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES        VALUE
------------------------------------------------    ------------     ------------
TIRES & RUBBER - 0.0%
Goodyear Tire & Rubber Company* .................            300     $      2,358

TOBACCO - 0.9%
Altria Group, Inc. ..............................          6,100          331,962
RJ Reynolds Tabacco Holdings, Inc. ..............          1,500           87,225
                                                                     ------------
                                                                          419,187

TRUCKING - 0.0%
Yellow Roadway Corporation* .....................              1               16

UNIT INVESTMENT TRUST - 1.3%
iShares Russell 2000 Index ......................          5,300          587,240

WIRELESS TELECOMMUNICATION SERVICES - 1.2%
AT&T Wireless Services, Inc.* ...................         17,600          140,624
Nextel Communications, Inc.* ....................         14,000          392,840
Wireless Facilities, Inc.* ......................            200            2,972
                                                                     ------------
                                                                          536,436
                                                                     ------------

 Total common stocks
  (cost $39,061,715)- 97.3% .....................                      43,961,322

FOREIGN STOCKS

CANADA - 0.8%
Canadian Natural Resources, Ltd.                           3,617          182,970
Compton Petroleum Corporation*                             7,000           32,501
Espirit Exploration, Ltd.* ......................         11,500           24,740
Paramount Energy Trust ..........................          1,264           11,425
Paramount Resources, Ltd.* ......................          4,500           36,390
Talisman Energy, Inc. ...........................          1,600           91,029
                                                                     ------------
 Total foreign stocks (cost $246,773) - 0.8% ....                         379,055

PREFERRED STOCK

BANKS & CREDIT - 0.0%
Wachovia Corporation ............................            200                1
                                                                     ------------
 Total preferred stocks (cost $48) - 0.0% .......                               1

WARRANTS
Dime Bancorp ....................................          1,000              170
                                                                     ------------
 Total warrants (cost $375) - 0.0% ..............                             170

REPURCHASE AGREEMENT
State Street, 0.25%, 01-02-04
 (Collateralized by FHLB note,
 2.625%, 05-15-07 with a value
 of $1,163,043 and a repurchase
 amount of $1,135,931) ..........................   $  1,135,915        1,135,915
                                                                     ------------
 Total repurchase agreement
  (cost $1,135,915) - 2.5% ......................                       1,135,915
                                                                     ------------
 Total investments (cost $40,444,826) - 100.6% ..                      45,476,463
 Liabilities, less cash & other assets - (0.6%) .                        (299,781)
                                                                     ------------
 Total net assets - 100.0% ......................                    $ 45,176,682
                                                                     ============

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $40,847,603.

*Non-income producing security

                           97 See accompanying notes.

SERIES X (SMALL CAP GROWTH SERIES)*
February 15, 2004

[PHOTO OF BILL WOLFENDEN] [RS|INVESTMEMTS LOGO]

  Bill Wolfenden
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Small Cap Growth Series closed the fourth quarter with an 11.75% increase compared to a 12.68% rise in the benchmark Russell 2000 Growth Index. This slight underperformance does not dampen our enthusiasm over a very successful year in which the Series outpaced the Russell 2000 Growth Index handily, rising 56.45%(1) against a 48.54% increase in the benchmark.

Calendar 2003 proved to be the inverse of 2002: we had a number of macro factors in place that provided a strong tailwind for small cap growth investing. Interest rates continued their downward trend. The economy picked up steam each quarter before peaking in the third quarter with greater than 8% GDPgrowth. As the economic recovery gained momentum, investors extended their investment horizon and turned to small cap stocks, which historically have provided the best performance responsiveness to a recovering economy and stock market. Our focus, in 2002 and early 2003, on identifying companies that had used the turmoil of 2000-2002 to downsize and restructure operations, paid off. Many of these stocks produced strong operating leverage to a recovering economy, and converted it to powerful earnings per share growth in 2003.

Throughout the fourth quarter, we continued to harvest gains from many technology positions. While we redeployed some of the gains into other technology related companies, we remained valuation sensitive, and stuck to our discipline of purchasing companies selling at a discount to their growth rate. While our overall technology exposure of approximately 19% was under the benchmark weighting during the fourth quarter, our stock selection in this sector continued to be very strong, and contributed the largest source of returns in the quarter. Positions like Lionbridge Technologies Inc., Tumbleweed Communications Corporation, and OPNET Technologies, Inc. all produced strong returns in the quarter.

Another large segment of the portfolio throughout the fourth quarter was the broad consumer sector. At approximately 23% of the portfolio, we were approximately 2 percentage points overweighted against the benchmark. Throughout most of the year there were significant gains from specialty retailers, and numerous Internet related companies. Investors backed off both of these groups in the fourth quarter, and several portfolio positions underperformed. We view weakness in certain Internet related companies as a re-entry point for those with what we believe to be the best fundamentals.

Health Care, at approximately 21% of the portfolio proved to be one of the weakest sectors relative to the benchmark in the quarter. We endured some recent weakness in a number of drug related small cap stocks, like POZEN, Inc. and AtheroGenics, Inc. Despite recent declines, these were very big winners in the portfolio over the year. We have also endured some price declines in several medical device and biotech positions in which we have been slowly building positions over the last several months. We have conviction in our research premise, and will use the weakness to add more stock.

Looking forward, we have to recognize that small cap stocks across the board are not as cheap as they were a year ago. But we believe that this is countered by an economy that is on more solid ground, and signs that corporate and enterprise spending will improve. While we don't spend much time on economic forecasting,

February 15, 2004

consensus is for GDP growth above 3% in early 2004. So, an accelerating economy should provide a favorable backdrop for continued earnings growth from small caps. And as earnings estimates increase, growth has historically outperformed value; another marginal positive for our style in early 2004. Thus we see a favorable economic and market backdrop for the first half of 2004. That said, your portfolio today is populated with companies with unique products and services that we believe grow sales and earnings by gaining market share, or creating new markets, regardless of economic tailwind or headwind. While the large gains of calendar 2003 may be behind us, we are optimistic that we can continue to build on our strong record in 2004.

Sincerely,

Bill Wolfenden
Portfolio Manager

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2003(1)

                                                Since Inception
                1 Year          5 Years            (10-15-97)
Series X        56.45%           7.21%               6.90%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                    [SERIES X VS. RUSSELL 2000 GROWTH INDEX]
                                  [LINE GRAPH]

                          SBL X INVESTMENT INFORMATION

  DATE          BALANCE        value
10/15/1997     1000.0000
12/31/1997                    9,580.00
 3/31/1998                   10,695.13
 6/30/1998                   10,404.72
 9/30/1998                    8,722.34
12/31/1998                   10,685.11
  3/31/999                   10,671.07
 6/30/1999                   11,403.20
 9/30/1999                   13,218.49
12/31/1999                   20,002.66
 3/31/2000                   25,838.49
 6/30/2000                   22,642.18
 9/30/2000                   22,979.77
12/31/2000                   18,256.90
 3/31/2001                   13,357.19
 6/30/2001                   14,751.16
 9/30/2001                   11,224.62
12/31/2001                   13,169.94
 3/31/2002                   12,785.03
 6/30/2002                   11,495.09
 9/30/2002                    9,102.45
12/31/2002                    9,674.60
 3/31/2003                    9,123.25
 6/30/2003                   11,703.14
 9/30/2003                   13,544.44
12/31/2003                   15,136.07

RUSSELL 2000 GROWTH
SBL X

   DATE                   value
----------              ---------
  10/15/97              10,000.00
12/31/1997               9,181.79
 3/31/1998              10,273.74
 6/30/1998               9,682.72
 9/30/1998               7,518.21
12/31/1998               9,295.99
   3/31/99               9,139.64
   6/30/99              10,487.61
   9/30/99               9,972.25
  12/31/99              13,302.29
   3/31/00              14,537.86
  06/30/00              13,465.31
  09/30/00              12,930.24
  12/31/00              10,317.88
 3/31/2001               8,748.79
 6/30/2001              10,333.82
 9/30/2001               7,431.31
12/31/2001               9,376.30
 3/31/2002               9,192.40
 6/30/2002               7,749.65
 9/30/2002               6,081.96
12/31/2002               6,538.34
 3/31/2003               6,284.15
 6/30/2003               7,801.58
 9/30/2003               8,618.29
12/31/2003               9,711.65

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Growth Series) on October 15, 1997 (date of inception), and reflects the fees and expenses of Series X. On December 31, 2003, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $15,136. By comparison, the same $10,000 investment would have been $9,712 based on the Russell 2000 Growth Index's performance.

*The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES X (SMALL CAP GROWTH)

                                                        NUMBER                MARKET
COMMON STOCKS                                          OF SHARES              VALUE
--------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 1.6%
Dynamex, Inc.* .............................             56,500             $  678,000
Forward Air Corporation* ...................             29,350                807,125
                                                                            ----------
                                                                             1,485,125

AIRLINES - 1.0%
Pinnacle Airlines Corporation* .............             63,950                888,266

APPAREL RETAIL - 2.7%
Casual Male Retail Group, Inc.* ............            149,700              1,038,918
Charlotte Russe Holding, Inc.* .............             58,600                812,196
Hot Topic, Inc.* ...........................             19,350                570,051
                                                                            ----------
                                                                             2,421,165

APPAREL, ACCESSORIES & LUXURY GOODS - 2.5%
Ashworth, Inc.* ............................             99,700                804,579
Guess?, Inc.* ..............................             52,500                633,675
Oxford Industries, Inc. ....................             24,980                846,322
                                                                            ----------
                                                                             2,284,576

APPLICATION SOFTWARE - 1.5%
Opnet Technologies, Inc.* ..................             43,900                722,594
Synplicity, Inc. ...........................             80,900                633,447
                                                                            ----------
                                                                             1,356,041

BIOTECHNOLOGY - 1.5%
Alexion Pharmaceuticals, Inc. ..............             38,600                656,972
Serologicals Corporation* ..................             12,000                223,200
Telik, Inc.* ...............................             21,900                503,919
                                                                            ----------
                                                                             1,384,091

CASINOS & GAMING - 2.7%
Multimedia Games, Inc.* ....................             21,440                881,184
Scientific Games Corporation* ..............             91,000              1,547,910
                                                                            ----------
                                                                             2,429,094

COMMUNICATIONS EQUIPMENT - 0.9%
Alvarion Limited ADR* ......................             32,800                378,840
Essex Corporation* .........................             49,050                460,580
                                                                            ----------
                                                                               839,420

COMPUTER STORAGE & PERIPHERALS - 1.4%
Applied Films Corporation* .................             15,990                527,990
Innovex, Inc.* .............................             85,300                719,079
                                                                            ----------
                                                                             1,247,069

CONSUMER FINANCE - 2.4%
Ezcorp, Inc.* ..............................             41,200                350,200
Saxon Capital, Inc. ........................             47,900              1,003,505
World Acceptance Corporation* ..............             39,700                790,427
                                                                            ----------
                                                                             2,144,132

DATA PROCESSING & OUTSOURCED SERVICE - 0.9%
Per-Se Technologies, Inc.* .................             54,050                824,803

DIVERSIFIED BANKS - 0.8%
Net. Bank, Inc. ............................             55,650                742,928

DIVERSIFIED COMMERCIAL SERVICES - 2.3%
Bright Horizons Family Solutions, Inc.*                  18,100                760,200
Marlin Business Services, Inc.* ............             45,400                789,960
Sylvan Learning Systems, Inc.* .............             17,000                489,430
                                                                            ----------
                                                                             2,039,590

ELECTRONIC EQUIPMENT MANUFACTURERS - 1.5%
Intevac, Inc.* .............................             45,000                634,950
Veco Instruments, Inc.* ....................             25,050                706,410
                                                                            ----------
                                                                             1,341,360

EMPLOYMENT SERVICES - 0.4%
Kforce, Inc.* ..............................             41,100                383,874

FOOD RETAIL - 1.1%
Wild Oats Market, Inc.* ....................             73,900                955,527

HEALTH CARE EQUIPMENT - 4.6%
Dade Behring Holdings, Inc.* ...............             14,800                527,472
Epix Medical, Inc.* ........................             40,850                665,038
I-Flow Corporation* ........................             41,500                577,265
Intuituve Surgical, Inc.* ..................             51,200                875,008
Laserscope* ................................             33,900                528,501
North American Scientific, Inc.* ...........             50,200                527,100
Vantana Medical Systems, Inc.* .............             11,250                443,250
                                                                            ----------
                                                                             4,143,634

HEALTH CARE FACILITIES - 3.0%
Kindred Healthcare, Inc.* ..................             15,700                816,086
Labone, Inc.* ..............................             35,700              1,159,179
Province Healthcare Company*................             46,400                742,400
                                                                            ----------
                                                                             2,717,665

HEALTH CARE SERVICES - 2.6%
Icon plc ADR* ..............................             4,820                 210,152
Inveresk Research Group, Inc.* .............             28,700                709,751
Merge Technologies, Inc.* ..................             31,600                557,424
Providence Service Group, Inc.* ............             51,450                832,461
                                                                            ----------
                                                                             2,309,788

HEALTH CARE SUPPLIES - 1.4%
Orthologic Corporation* ....................             74,400                456,072
Tripath Imaging, Inc.* .....................             96,350                751,530
                                                                            ----------
                                                                             1,207,602

HOME FURNISHINGS - 1.1%
Kirkland's, Inc.* ..........................             54,100                955,406

                          100 See accompanying notes.

DECEMBER 31, 2003

SERIES X (SMALL CAP GROWTH) (CONTINUED)

                                                        NUMBER             MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES            VALUE
-----------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 7.7%
Altris, Inc.* ..............................            16,000           $  583,680
Cnet Networks, Inc.* .......................            63,700              434,434
Digitas, Inc.* .............................            85,900              800,588
Embarcadero Technologies Corporation* ......            41,600              663,520
Equinix, Inc.* .............................            25,500              719,100
Infospace, Inc.* ...........................            31,200              719,160
Kintera, Inc.* .............................            29,300              363,320
Modem Media, Inc.* .........................            56,450              461,197
Radware, Ltd.* .............................            24,050              655,362
Tumbleweed Communications Corporation* .....            77,050              645,679
Valueclick, Inc.* ..........................            90,050              817,654
                                                                         ----------
                                                                          6,863,694

IT CONSULTING & OTHER SERVICES - 2.5%
Forrester Research, Inc.* ..................            40,850              729,989
Lionbridge Technologies, Inc.* .............            77,750              747,178
Sapient Corporation*                                   128,800              721,280
                                                                         ----------
                                                                          2,198,447

LEISURE PRODUCTS - 1.0%
K2, Inc.* ..................................            61,100              929,331

MANAGED HEALTH CARE - 1.4%
American Medical Security Group, Inc.* .....            55,850            1,252,157

MOVIES & ENTERTAINMENT - 0.7%
Image Entertainment, Inc.* .................           158,700              655,431

OIL & GAS DRILLING - 1.4%
Grey Wolf, Inc.* ...........................           193,850              724,999
Unit Corporation* ..........................            23,000              541,650
                                                                         ----------
                                                                          1,266,649

OIL & GAS EQUIPMENT & SERVICES - 3.1%
Cal Dive International, Inc.* ..............            27,400              660,614
Maverick Tube Corporation* .................            27,000              519,750
Oil States International, Inc.* ............            51,900              723,486
Superior Energy Services, Inc.* ............            92,200              866,680
                                                                         ----------
                                                                          2,770,530

PACKAGED FOODS & MEATS - 0.8%
Peet's Coffee & Tea, Inc.* .................            40,550              705,975

PHARMACEUTICALS - 6.2%
Atherogencis, Inc.* ........................            47,250              706,388
Bradley Pharmaceuticals, Inc.* .............            29,250              743,827
Discovery Labratories, Inc.* ...............            40,600              425,894
Durect Corporation* ........................           231,550              597,399
Inspire Pharmaceuticals, Inc.* .............            36,700              519,672
Penwest Pharmaceuticals Company* ...........            34,450              595,296
Pozen, Inc.* ...............................            47,550              485,010
Salix Pharmaceuticals, Ltd.* ...............            38,120              864,180
Vicuron Pharmaceuticals, Inc.* .............            32,200              600,530
                                                                         ----------
                                                                          5,538,196

PROPERTY & CASUALTY INSURANCE - 3.2%
Infinity Property & Casualty Corporation* ..            39,500            1,305,475
Privatebancorp, Inc. .......................            18,750              853,500
Proassurance Corporation* ..................            22,950              737,843
                                                                         ----------
                                                                          2,896,818

REGIONAL BANKS - 1.6%
First Community Bancorp ....................            22,950              829,413
Nara Bancorp, Inc ..........................            21,050              574,665
                                                                         ----------
                                                                          1,404,078

REINSURANCE - 1.1%
Scottish Reinsurance Group, Ltd. ...........            46,750              971,465
RESTAURANTS - 2.3%
Buffalo Wild Wings, Inc.* ..................            32,650              847,268
Chicago Pizza & Brewery, Inc.* .............            25,750              384,190
Rare Hospitality International, Inc.* ......            32,300              789,412
                                                                         ----------
                                                                          2,020,870

SEMICONDUCTOR EQUIPMENT - 4.2%
Ayst Technologies, Inc.* ...................            54,700              949,045
FSI International, Inc.* ...................            48,200              355,716
Genus, Inc.* ...............................           107,700              646,200
LogicVision, Inc.* .........................           153,950              692,775
Mykrolis Corporation* ......................            38,600              620,688
Ultratech Stepper, Inc.* ...................            18,050              530,129
                                                                         ----------
                                                                          3,794,553

SEMICONDUCTORS - 6.2%
Chippac, Inc.* .............................           100,000              759,000
Exar Corporation* ..........................            37,300              637,084
O2Micro International, Ltd.* ...............            30,600              685,440
PLX Technology, Inc.* ......................            92,750              820,837
Power Integrations, Inc.* ..................            16,400              548,744
SRS Labs, Inc.* ............................            28,300              264,038
Xicor, Inc.* ...............................            76,450              866,943
Zoran Corporation* .........................            57,950            1,007,751
                                                                         ----------
                                                                          5,589,837

SPECIALTY STORES - 5.4%
Aaron Rents, Inc. ..........................            51,950            1,045,753
Cost Plus, Inc.* ...........................            13,150              539,150
Guitar Center, Inc.* .......................            34,400            1,120,752
Movie Gallery, Inc.* .......................            42,050              785,494
Regis Corporation ..........................            15,680              619,674
TBC Corporation* ...........................            27,850              718,808
                                                                         ----------
                                                                          4,829,631

STEEL - 1.0%
Graftech International, Ltd.* ..............            67,450              910,575
SYSTEMS SOFTWARE - 2.2%
Citadel Security Software, Inc.* ...........           180,200              684,760
ClickSoftware Company* .....................           191,300              780,504
Phoenix Technologies, Ltd.* ................            65,500              529,240
                                                                         ----------
                                                                          1,994,504

                          101 See accompanying notes.

DECEMBER 31, 2003

SERIES X (SMALL CAP GROWTH) (CONTINUED)

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER            MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES          VALUE
-----------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 0.7%
Franklin Bank Corporation* .........................       31,150       $   591,850

TRUCKING - 0.9%
Vitran Corporation, Inc. ...........................       59,500           841,925
                                                                        -----------
  Total common stocks
  (cost $66,537,649) - 91.5% .......................                     82,127,672

REPURCHASE AGREEMENT
United Missouri Bank, 0.50%, 01-02-04
  (Collateralized by FNMA bond,
  01-20-04 with a value of
  $9,186,000 with a repurchase
  amount of $9,000,250) ............................   $9,000,000         9,000,000
                                                                        -----------
  Total repurchase agreement
  (cost $9,000,000)- 10.0% .........................                      9,000,000
                                                                        -----------
  Total investments (cost $75,537,649) - 101.5% ....                     91,127,672
  Liabilities, less cash & other assets - (1.5%)....                     (1,387,966)
                                                                        -----------
  Total net assets - 100.0% ........................                    $89,739,706
                                                                        ===========

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $75,593,038.

*Non-income producing security

ADR (American Depositary Receipt)

plc (public limited company)

                          102 See accompanying notes.

SERIES Y (SELECT 25 SERIES)*
February 15, 2004

                             [SECURITY FUNDS LOGO]

[PHOTO OF TERRY MILBERGER]   ADVISOR, SECURITY
                             MANAGEMENT COMPANY, LLC

 Terry Milberger
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The year 2003 turned out to be a very good year for common stock investors. The market was weak early in the year due to war fears in Iraq and the continuing economic recession. The quick end to major combat operations in Iraq triggered the market advance, and an improving economy throughout the year sustained it. The Select 25 Series provided a return of 17.78%(1) for the year, which lagged the 28.68% return provided by the S&P 500.

The Select 25 Series continued its strategy of investing in 25-30 proven quality growth stocks. This is in keeping with our belief that established companies with consistent above-average growth rates will provide solid returns over long periods of time.

UNDERWEIGHT IN TECHNOLOGY HURT PERFORMANCE

The bulk of the Series' underperformance related to its relatively lower weight in the economically sensitive technology sector. Many of these companies typically do not meet the criteria of consistent above-average growth that we utilize. However, they can be very good stocks when the economy comes out of a recession as it did in 2003.

The Series had a large relative weight in Consumer Discretionary stocks, and several such as Target (retailer), Carnival Cruise Lines (leisure services) and Omnicom (advertising) performed very well. However, underperformance by Harley-Davidson (motorcycle manufacturer) and Viacom (media) hurt performance.

GREAT COMPANIES TEND TO BE GREAT STOCKS OVER TIME

Although the concentrated nature of the Series limits diversification, we believe premier companies will generate good longer-term returns. We will continue to select and hold quality companies that we feel can generate consistent above-average earnings growth.

OUTLOOK FOR 2004

A lot of positives seem to be in place to make 2004 a potentially good year for the market. The economy clearly is growing at a nice pace and although it may slow some as the year progresses, it still should provide a good environment for corporate profits to expand and employment pick up. Inflation, in spite of increasing energy prices, should still remain at a low level overall. There is a chance interest rates will edge up due to the strong economy but we believe higher rates will not have much impact on the expansion. Also, we believe that the consistent above-average growth companies in the Series should once again provide solid returns. We look forward to another good year for the market.

Sincerely,

Terry Milberger
Portfolio Manager

February 15, 2004

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 2003(1)

                        1 Year          Since Inception
                                           (5-3-99)
Series Y                17.78%             (4.47%)

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          [SERIES Y VS. S&P 500 INDEX]

                                  [LINE GRAPH]

                          SBL Y INVESTMENT INFORMATION

    DATE          Value
    5/3/99      10,000.00
   6/30/99      10,510.00
   9/30/99      10,340.00
  12/31/99      12,370.00
   3/31/00      12,240.00
   6/30/00      11,870.00
   9/30/00      11,580.00
  12/31/00      10,380.00
 3/31/2001       8,830.00
 6/30/2001       9,510.00
 9/30/2001       7,690.00
12/31/2001       9,350.00
 3/31/2002       9,310.00
 6/30/2002       7,560.00
 9/30/2002       6,600.00
12/31/2002       6,860.00
 3/31/2003       6,710.00
 6/30/2003       7,380.00
 9/30/2003       7,480.00
12/31/2003       8,080.00

S& P 500
SBL H
SBL Y

   DATE                        value
----------                   ---------
   5/03/99                   10,000.00
   6/30/99                   10,305.90
   9/30/99                    9,662.23
  12/31/99                   11,099.83
   3/31/00                   11,354.94
  06/30/00                   11,053.83
  09/30/00                   10,946.91
  12/31/00                   10,091.15
 3/31/2001                    8,895.28
 6/30/2001                    9,416.16
 9/30/2001                    8,034.87
12/31/2001                    8,893.97
 3/31/2002                    8,918.14
 6/30/2002                    7,723.63
 9/30/2002                    6,389.69
12/31/2002                    6,929.34
 3/31/2003                    6,711.11
 6/30/2003                    7,744.15
 9/30/2003                    7,949.11
12/31/2003                    8,917.03

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Y(Select 25 Series) on May 3, 1999 (date of inception), and reflects the fees and expenses of Series Y. On December 31, 2003, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $8,080. By comparison, the same $10,000 investment would have been $8,917 based on the S&P 500's performance.

*The portfolio manager letters and the performance graphs that follow each of the letters are unaudited.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES Y (SELECT 25)

                                                          NUMBER       MARKET
                   COMMON STOCKS                         OF SHARES      VALUE
--------------------------------------------------------------------------------
ADVERTISING - 4.0%
Omnicom Group, Inc. ..................................     16,000    $ 1,397,280

AEROSPACE & DEFENSE - 2.5%
L-3 Communications Holdings, Inc.* ...................     17,000        873,120

APPLICATION SOFTWARE - 3.0%
Intuit, Inc.* ........................................     20,000      1,058,200

BIOTECHNOLOGY - 3.4%
Amgen, Inc.* .........................................     19,300      1,192,740

BREWERS - 3.7%
Anheuser-Busch Companies, Inc. .......................     24,100      1,269,588

BROADCASTING & CABLE TV - 3.6%
Comcast Corporation* .................................     38,500      1,265,495

COMMUNICATIONS EQUIPMENT - 5.9%
Cisco Systems, Inc.* .................................     50,000      1,214,500
Nokia Oyj ADR ........................................     50,000        850,000
                                                                     -----------
                                                                       2,064,500
DATA PROCESSING & OUTSOURCED SERVICE - 4.1%
First Data Corporation ...............................     35,000      1,438,150

DEPARTMENT STORES - 2.8%
Kohl's Corporation* ..................................     22,000        988,680

DRUG RETAIL - 3.0%
Walgreen Company .....................................     29,000      1,055,020

GENERAL MERCHANDISE STORES - 1.9%
Target Corporation ...................................     17,000        652,800

HEALTH CARE DISTRIBUTORS - 3.4%
Cardinal Health, Inc. ................................     19,300      1,180,388

HEALTH CARE EQUIPMENT - 3.4%
Medtronic, Inc. ......................................     24,100      1,171,501

HOME IMPROVEMENT RETAIL - 2.0%
Home Depot, Inc. .....................................     20,000        709,800

HOTELS, RESORTS & CRUISE LINES - 3.4%
Carnival Corporation .................................     30,000      1,191,900

HYPERMARKETS & SUPERCENTERS - 2.8%
Wal-Mart Stores, Inc. ................................     18,000        954,900

INDUSTRIAL CONGLOMERATES - 2.2%
3M Company ...........................................      9,000        765,270

INDUSTRIAL GASES - 3.3%
Praxair, Inc. ........................................     30,000      1,146,000

LIFE & HEALTH INSURANCE - 3.8%
Aflac, Inc ...........................................     36,000      1,302,480

MOTORCYCLE MANUFACTURERS - 3.7%
Harley-Davidson, Inc. ................................     27,000      1,283,310

MOVIES & ENTERTAINMENT - 3.5%
Viacom, Inc. (Cl.B) ..................................     27,000      1,198,260

MULTI-LINE INSURANCE - 4.2%
American International Group, Inc. ...................     22,200      1,471,416

                                                            PRINCIPAL
                                                            AMOUNT OR
                                                             NUMBER        MARKET
              COMMON STOCKS (CONTINUED)                     OF SHARES       VALUE
------------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES - 3.2%
BJ Services Company* ...................................        31,000   $ 1,112,900

OIL & GAS EXPLORATION & PRODUCTION - 2.8%
Apache Corporation .....................................        12,000       973,200

OTHER DIVERSIFIED FINANCIAL SERVICES - 2.8%
Citigroup, Inc. ........................................        20,000       970,800

PHARMACEUTICALS - 7.2%
Johnson & Johnson ......................................        22,000     1,136,520
Pfizer, Inc. ...........................................        38,600     1,363,738
                                                                         -----------
                                                                           2,500,258
SEMICONDUCTORS - 3.3%
Analog Devices, Inc. ...................................        25,000     1,141,250

SOFT DRINKS - 3.6%
Pepsico, Inc. ..........................................        27,000     1,258,740
                                                                         -----------
  Total common stocks
   (cost $31,036,222) - 96.5% ..........................                  33,587,946

U.S. GOVERNMENT AGENCIES

Federal Home Loan Bank,
  1.01%, 1-16-04 .......................................   $ 1,100,000     1,099,537
                                                                         -----------
  Total U.S. government agencies
   (cost $1,099,537) - 3.2% ............................                   1,099,537

REPURCHASE AGREEMENT

United Missouri Bank, 0.50%, 01-02-04
  (Collateralized by FNMA, 01-20-04
  with a value of $1,073,000 and a
  repurchase amount of $1,051,029) .....................   $ 1,051,000     1,051,000
                                                                         -----------
  Total repurchase agreement
   (cost $1,051,000) - 3.0% ............................                   1,051,000
                                                                         -----------
Total investments (cost $33,186,759) - 102.7% ..........                  35,738,483
Liabilities, less cash & other assets - (2.7%) .........                    (948,791)
                                                                         -----------
Total net assets - 100.0% ..............................                 $34,789,692
                                                                         ===========

The identified cost of investments owned at December 31, 2003 was the same for federal income tax and financial statement purposes.

* Non-income producing security

ADR (American Depositary Receipt)

                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

SERIES Z (ALPHA OPPORTUNITY)

                                                        NUMBER      MARKET
              COMMON STOCKS                            OF SHARES     VALUE
---------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.8%
AG Services of America, Inc.* .....................       1,000   $   8,480
Delta & Pine Land Company .........................       1,720      43,688
                                                                  ---------
                                                                     52,168
AIR FREIGHT & LOGISITICS - 0.1%
CNF, Inc. .........................................         300      10,170

APPAREL RETAIL - 0.4%
Limited Brands ....................................       1,500      27,045

APPAREL, ACCESSORIES & LUXURY GOODS - 0.1%
Kellwood Company ..................................         200       8,200

AUTO PARTS & EQUIPMENT - 0.1%
Modine Manufacturing Company ......................         300       8,094

BROADCASTING & CABLE TV - 0.2%
Salem Communications
   Corporation* ...................................         486      13,180

BUILDING PRODUCTS - 0.4%
Lennox International, Inc. ........................       1,500      25,050

CASINOS & GAMING - 0.9%
MGM Mirage* .......................................       1,600      60,176

COMMUNICATIONS EQUIPMENT - 1.2%
ADC Telecommunications, Inc.* .....................       1,000       2,970
Harris Corporation ................................       1,500      56,925
Powerave Technologies, Inc.* ......................       3,000      22,950
                                                                  ---------
                                                                     82,845
COMPUTER HARDWARE - 0.2%
Hewlett-Packard Company ...........................         500      11,485

CONSTRUCTION & ENGINEERING - 0.8%
Chicago Bridge & Iron Company N.V. ................         900      26,010
Shaw Group, Inc.* .................................       2,200      29,964
                                                                  ---------
                                                                     55,974
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 1.5%
CNH Global N.V ....................................       2,600      43,160
Lindsay Manufacturing Company .....................       2,269      57,292
                                                                  ---------
                                                                    100,452
CONSTRUCTION MATERIALS - 0.8%
Cemex S.A. de C.V. ADR ............................       2,000      52,400

DATA PROCESSING & OUTSOURCED SERVICES - 0.7%
Automatic Data Processing, Inc. ...................       1,200      47,532

DEPARTMENT STORES - 0.1%
Saks, Inc.* .......................................         500       7,520

DIVERSIFIED CHEMICALS - 0.8%
Engelhard Corporation .............................       1,700      50,915

DIVERSIFIED COMMERCIAL SERVICES - 0.6%
United Rentals, Inc.* .............................       2,100      40,446

DIVERSIFIED METALS & MINING - 3.6%
Anglo American plc ADR ............................       3,600   $  79,632
Consol Energy, Inc. ...............................       1,900      49,210
Freeport-McMoRan Copper &
   Gold, Inc. (Cl.B) ..............................       2,700     113,751
                                                                  ---------
                                                                    242,593
ELECTRICAL UTILITIES - 0.1%
Kfx, Inc.* ........................................         500       3,775

ELECTRICAL COMPONENTS & EQUIPMENT - 3.4%
Ametek, Inc. ......................................       1,600      77,216
Regal-Beloit Corporation ..........................         600      13,200
Roper Industries, Inc. ............................       2,800     137,928
                                                                  ---------
                                                                    228,344
ELECTRONIC EQUIPMENT MANUFACTURERS - 0.7%
Agilent Technologies, Inc.* .......................         500      14,620
Cognex Corporation ................................         100       2,824
Thermo Electron Corporation* ......................         600      15,120
Varian, Inc.* .....................................         300      12,519
                                                                  ---------
                                                                     45,083
ELECTRONIC MANUFACTURING SERVICES - 1.5%
Molex, Inc. .......................................       3,000     104,670

EMPLOYMENT SERVICES - 0.2%
Manpower, Inc. ....................................         300      14,124

ENVIRONMENTAL SERVICES - 0.3%
Waste Management, Inc. ............................         700      20,720

FERTILIZERS & AGRICULTURAL CHEMICALS - 2.1%
Agrium, Inc. ......................................       3,000      49,380
Monsanto Company ..................................       2,200      63,316
Sociedad Quimica y Minera
  de Chile SAADR ..................................         700      29,099
                                                                  ---------
                                                                    141,795
FOREST PRODUCTS - 0.8%
Deltic Timber Corporation .........................         906      27,542
Louisiana-Pacific Corporation* ....................       1,500      26,820
                                                                  ---------
                                                                     54,362
GOLD - 0.4%
Placer Dome, Inc. .................................       1,500      26,865

HOME FURNISHINGS - 1.3%
Kimball International, Inc. (Cl.B) ................       5,600      87,080

HOTELS, RESORTS & CRUISE LINES - 1.8%
Fairmont Hotels & Resorts, Inc. ...................         600      16,284
Hilton Hotels Corporation .........................         900      15,417
Marriott International, Inc. ......................       1,500      69,300
Prime Hospitality Corporation* ....................       2,281      23,266
                                                                  ---------
                                                                    124,267
HOUSEHOLD APPLIANCES - 0.0%
Snap-On, Inc. .....................................         100       3,224

INDUSTRIAL CONGLOMERATES - 0.1%
Tredegar Corporation ..............................         600       9,318

                             See accompanying notes.

DECEMBER 31, 2003

                                                         NUMBER     MARKET
           COMMON STOCKS (CONTINUED)                   OF SHARES     VALUE
----------------------------------------------------------------------------
INDUSTRIAL MACHINERY - 4.2%
Dover Corporation ..................................         200   $   7,950
Gardner Denver, Inc.* ..............................         700      16,709
Idex Corporation ...................................         600      24,954
Kaydon Corporation .................................         500      12,920
Kennametal, Inc. ...................................       1,800      71,550
Lincoln Electric Holdings, Inc. ....................       3,850      95,249
Metso Corporation ADR ..............................       1,100      13,783
Valmont Industries, Inc. ...........................         500      11,575
Watts Water Technologies, Inc. .....................       1,300      28,860
                                                                   ---------
                                                                     283,550
MARINE - 1.8%
Alexander & Baldwin, Inc. ..........................       3,556     119,802

MULTI-UTILITIES & UNREGULATED POWER - 0.6%
Williams Companies, Inc. ...........................       3,800      37,316

OIL & GAS DRILLING - 1.0%
Ensco International, Inc. ..........................       2,500      67,925

OIL & GAS EQUIPMENT & SERVICES - 1.3%
Baker Hughes, Inc. .................................         300       9,648
FMC Technologies, Inc.* ............................       1,200      27,960
Halliburton Company ................................         500      13,000
Hydril* ............................................       1,300      31,109
Willbros Group, Inc.* ..............................         600       7,212
                                                                   ---------
                                                                      88,929
OIL & GAS EXPLORATION & PRODUCTION - 0.6%
Kerr-McGee Corporation .............................         800      37,192

OTHER DIVERSIFIED FINANCIAL SERVICES - 0.4%
Brascan Corporation ................................         800      24,432

PACKAGED FOODS & MEATS - 2.3%
Cresud S.A. ADR ....................................       1,516      18,571
Smithfield Foods, Inc.* ............................       2,000      41,400
Tyson Foods, Inc. ..................................       7,100      94,004
                                                                   ---------
                                                                     153,975
PAPER PACKAGING - 0.5%
Longview Fibre Company .............................       2,700      33,345
PERSONAL PRODUCTS - 0.5%
Estee Lauder Companies, Inc. .......................         900      35,334
PRECIOUS METALS & MINERALS - 0.2%
Lionore Mining International, Ltd.* ................       2,300      14,185
RAILROADS - 0.1%
Railamerica, Inc.* .................................         400       4,720

SEMICONDUCTOR EQUIPMENT - 0.4%
Mykrolis Corporation* ..............................       1,600      25,728

SPECIALIZED FINANCE - 0.4%
Chicago Mercantile Exchange ........................         400      28,944

                                                           PRINCIPAL
                                                           AMOUNT OR
                                                             NUMBER       MARKET
               COMMON STOCKS (CONTINUED)                   OF SHARES      VALUE
----------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 1.4%
Cromption Corporation ..................................        1,000   $    7,170
Imperial Chemical Industries plc ADR ...................        1,000       14,320
Material Sciences Corporation ..........................          400        4,044
Valspar Corporation ....................................        1,430       70,671
                                                                        ----------
                                                                            96,205
STEEL - 2.4%
Gibraltar Steel Corporation ............................        2,300       57,845
NN, Inc. ...............................................        5,118       64,436
Posco ADR ..............................................        1,100       37,367
                                                                        ----------
                                                                           159,648
TRADING COMPANIES & DISTRIBUTORS - 0.8%
Industrial Distribution Group, Inc.* ...................        2,700       15,012
MSC Industrial Direct Company, Inc. ....................        1,400       38,500
                                                                        ----------
                                                                            53,512
TRUCKING - 1.4%
Quality Distribution, Inc.* ............................        4,800       93,840
                                                                        ----------
  Total common stocks
   (cost $3,013,425) - 46.3% ...........................                 3,118,454
U.S. GOVERNMENT AGENCIES
Federal Home Loan Mortgage Corporation,
  1.088%, 02-02-04 .....................................      100,000       99,914
  1.01%, 02-24-04 ......................................      200,000      199,697
                                                                        ----------
                                                                           299,611
Federal National Mortgage Association:
  1.055%, 01-07-04 .....................................      325,000      324,955
  1.07%, 01-14-04 ......................................       65,000       64,975
  1.067%, 01-20-04 .....................................      250,000      249,876
  1.05%, 01-30-04(2) ...................................      150,000      149,885
  1.046%, 02-11-04 .....................................       50,000       49,941
  1.08%, 02-18-04 ......................................      340,000      339,556
  1.055%, 03-10-04 .....................................      450,000      449,150
  1.07%, 03-24-04 ......................................      250,000      249,430
                                                                        ----------
                                                                         1,877,768
                                                                        ----------
 Total U.S. government agencies
  (cost $2,177,200) - 32.3% ............................                 2,177,379

ASSET BACKED SECURITIES

CREDIT CARDS - 5.9%
First USA Credit Card Master Trust,
  1.25% - 2007(1) ......................................   $  400,000      400,134
                                                                        ----------
  Total asset backed securities
   (cost $400,493) - 5.9% ..............................                   400,134

REPURCHASE AGREEMENT

State Street, 0.25%, 01-02-04
  (Collaterized by FNMA, 01-30-06
  with a value of $156,539 and a
  repurchase amount of $153,106) .......................   $  153,104      153,104
                                                                        ----------
  Total repurchase agreement
   (cost $153,104) - 2.3% ..............................                   153,104
                                                                        ----------
  Total investments (cost $5,744,222) - 86.8% ..........                 5,849,071

                             See accompanying notes.

DECEMBER 31, 2003

                                                              NUMBER        MARKET
                SHORT POSITIONS                             OF SHARES       VALUE
-------------------------------------------------------------------------------------
EXCHANGE TRADED FUND - (0.4%)
iShares Lehman 20+ Year Treasury
  Bond Fund ............................................          (300)   $   (25,662)

HOMEBUILDING - (0.5%)
M/I Schottenstein Homes, Inc ...........................          (800)       (31,240)

OIL & GAS EXPLORATION & PRODUCTION - (0.2%)
Apache Corporation .....................................          (200)       (16,220)

SEMICONDUCTOR EQUIPMENT - (0.1%)
Applied Materials, Inc.* ...............................          (400)        (8,980)
                                                                          -----------
  Total short positions
   (proceeds $81,544) - (1.2%) . .......................                      (82,102)
  Cash & other assets,
   less other liabilities - 14.4% ......................                      970,888
                                                                          -----------
  Total net assets - 100.0% ............................                  $ 6,737,857
                                                                          ===========

For federal income tax purposes the identified cost of investments owned at December 31, 2003 was $5,749,364.

* Non-income producing security

ADR (American Depositary Receipt)

plc (public limited company)

(1) Variable rate security. Rate indicated is rate effective at December 31, 2003.

(2) Security is segregated as collateral for open futures contracts, written options or forward exchange contracts.

The Series Z's hybrid structure combines an actively managed long/short component with a passively managed Standard & Poor's 500 Composite Stock Price Index component. Approximately 50 percent of the portfolio is invested in a long/short strategy managed by Mainstream Investment Advisers, LLC; the remainder is independently invested in an index strategy managed by Security Management Company, LLC.

                             See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                         SERIES B       SERIES C                         SERIES E
                                                          SERIES A      (LARGE CAP       (MONEY          SERIES D      (DIVERSIFIED
                                                          (EQUITY)         VALUE)        MARKET)         (GLOBAL)         INCOME)
                                                        -------------  -------------  -------------   ------------    --------------
ASSETS
Investments, at value(1) ............................   $ 559,202,567  $ 434,010,850  $  85,548,394   $ 424,409,091   $ 153,216,402
Repurchase agreements, at value(1) ..................       1,071,000             --        430,000       1,841,333       4,819,000
Cash ................................................             815          1,177            697              --              --
Cash denominated in a foreign currency,
  at value(2) ..... .................................              --             --             --         331,806              --
Receivables:
  Fund shares sold ..................................         186,320        175,563        757,879         325,058         109,008
  Securities sold ...................................       3,221,340      4,061,774         79,922       1,301,781              --
  Interest ..........................................              --             --         14,749           3,907       1,730,996
  Dividends .........................................         418,694        493,010             --         327,760              --
Foreign taxes recoverable ...........................              --             --             --          71,466              --
Prepaid expenses ....................................           9,954          7,119          1,801           6,273           3,699
                                                        -------------  -------------  -------------   -------------   -------------
    Total assets ....................................     564,110,690    438,749,493     86,833,442     428,618,475     159,879,105
                                                        -------------  -------------  -------------   -------------   -------------
LIABILITIES
Cash overdraft ......................................              --             --             --              13           9,458
Payable for:
  Securities purchased ..............................       3,569,688      3,486,984             --              --              --
  Fund shares redeemed ..............................       1,154,897        358,342        320,929         513,492         264,837
  Management fees ...................................          15,863        268,872         36,882         348,397         100,602
  Custodian fees ....................................           3,048          2,727          1,761          49,918           4,005
  Transfer and administration fees ..................          21,575         16,797          4,021          51,334           6,715
  Professional fees .................................          35,730         26,125          8,125          33,360          14,725
  Other .............................................          19,968         14,981          3,603          13,060           6,999
                                                        -------------  -------------  -------------   -------------   -------------
    Total liabilities ...............................       4,820,769      4,174,828        375,321       1,009,574         407,341
                                                        -------------  -------------  -------------   -------------   -------------
NET ASSETS ..........................................   $ 559,289,921  $ 434,574,665  $  86,458,121   $ 427,608,901   $ 159,471,764
                                                        =============  =============  =============   =============   =============
NET ASSETS CONSIST OF:
Paid in capital .....................................   $ 502,240,137  $ 717,759,720  $  86,414,728   $ 399,504,352   $ 169,363,424
Accumulated undistributed net
  investment income (loss) ..........................         554,691        241,158         32,957         (52,670)        490,156
Accumulated undistributed net realized
  gain (loss) on sale of investments, futures,
  options written and foreign currency
  transactions .........0............................     (29,418,965)  (340,428,807)            --     (61,041,188)    (15,033,257)
Net unrealized appreciation (depreciation)
  in value of investments, futures, options
  written and translation of assets and
  liabilities in foreign currency ...................      85,914,058     57,002,594         10,436      89,198,407       4,651,441
                                                        -------------  -------------  -------------   -------------   -------------
    Total net assets ................................   $ 559,289,921  $ 434,574,665  $  86,458,121   $ 427,608,901   $ 159,471,764
                                                        =============  =============  =============   =============   =============
Capital shares authorized ...........................      indefinite     indefinite     indefinite      indefinite      indefinite
Capital shares outstanding ..........................      27,455,004     24,574,078      7,330,179      61,330,100      14,438,547
Net asset value per share
  (net assets divided by shares outstanding) ........   $       20.37  $       17.68  $       11.79   $        6.97   $       11.04
                                                        =============  =============  =============   =============   =============
(1)Investments, including repurchase agreements,
   at cost ..........................................   $ 474,359,509  $ 377,008,256  $  85,967,958   $ 337,072,845   $ 153,383,961
(2)Cash denominated in a foreign currency, at cost ..              --             --             --         331,077              --

                             See accompanying notes.

DECEMBER 31, 2003

                                                          SERIES G       SERIES H        SERIES J        SERIES N       SERIES O
                                                         (LARGE CAP      (ENHANCED       (MID CAP     (MANAGED ASSET    (EQUITY
                                                           GROWTH)         INDEX)         GROWTH)       ALLOCATION)      INCOME)
                                                       -------------   -------------   -------------  --------------  -------------
ASSETS
Investments, at value(1) ............................  $  45,376,722   $  32,685,358   $ 444,543,063   $  88,074,180  $ 195,930,491
Repurchase agreements, at value(1) ..................      1,174,720         666,000       1,093,000              --             --
Cash ................................................             --             869             959              --        332,749
Cash denominated in a foreign currency,
  at value(2) .......................................             --              --              --           7,333             --
Receivables:
  Fund shares sold ..................................         43,721          12,778         250,181          14,885        204,078
  Securities sold ...................................             --              --       3,515,296         593,703        104,876
  Interest ..........................................             --              --              --         347,276         15,358
  Dividends .........................................         39,753          41,180          66,640          71,716        485,765
  Variation margin ..................................             --           1,680              --              --             --
Foreign taxes recoverable ...........................             --              --              --           4,035             --
Prepaid expenses ....................................            755             502           7,168           1,449          3,241
                                                       -------------   -------------   -------------   -------------  -------------
    Total assets ....................................     46,635,671      33,408,367     449,476,307      89,114,577    197,076,558
                                                       -------------   -------------   -------------   -------------  -------------
LIABILITIES
Cash overdraft ......................................              7              --              --              --             --
Payable for:
  Securities purchased ..............................             --              --         236,889       2,475,666             --
  Fund shares redeemed ..............................        127,398          10,418         824,258         156,817        166,650
  Written options, at value .........................             --              --         152,455              --             --
  Management fees ...................................         38,378          13,575         275,865          71,758        160,342
  Custodian fees ....................................          2,175           3,281           3,441           4,672          2,932
  Transfer and administration fees ..................          3,950           2,874          17,280          10,942          7,940
  Professional fees .................................          5,843           5,884          23,785           8,700         11,980
  Other .............................................          1,319           1,008          13,914           2,755          6,608
                                                       -------------   -------------   -------------   -------------  -------------
    Total liabilities ...............................        179,070          37,040       1,547,887       2,731,310        356,452
                                                       -------------   -------------   -------------   -------------  -------------
NET ASSETS ..........................................  $  46,456,601   $  33,371,327   $ 447,928,420   $  86,383,267  $ 196,720,106
                                                       =============   =============   =============   =============  =============
NET ASSETS CONSIST OF:
Paid in capital .....................................  $  62,170,710   $  46,045,869   $ 391,240,440   $  81,617,035  $ 185,874,089
Accumulated undistributed net
  investment income (loss) ..........................             --          33,831              --         222,274        344,842
Accumulated undistributed net realized
  gain (loss) on sale of investments, futures,
  options written and foreign currency
  transactions ......................................    (19,189,980)    (13,449,037)    (29,267,930)     (5,122,049)    (2,174,898)
Net unrealized appreciation (depreciation)
  in value of investments, futures, options
  written and translation of assets and
  liabilities in foreign currency ...................      3,475,871         740,664      85,955,910       9,666,007     12,676,073
                                                       -------------   -------------   -------------   -------------  -------------
    Total net assets ................................  $  46,456,601   $  33,371,327   $ 447,928,420   $  86,383,267  $ 196,720,106
                                                       =============   =============   =============   =============  =============
Capital shares authorized ...........................     indefinite      indefinite      indefinite      indefinite     indefinite
Capital shares outstanding ..........................      7,611,072       4,016,516      17,850,145       6,000,748     12,189,721
Net asset value per share
  (net assets divided by shares outstanding) ........  $        6.10   $        8.31   $       25.09   $       14.40  $       16.14
                                                       =============   =============   =============   =============  =============
(1)Investments, including repurchase agreements,
  at cost ...........................................  $  43,075,571   $  32,616,208   $ 359,834,422   $  78,409,429  $ 183,254,418
(2)Cash denominated in a foreign currency, at cost ..             --              --              --           7,186             --

                             See accompanying notes.

DECEMBER 31, 2003

                                                                      SERIES Q         SERIES S       SERIES V         SERIES W
                                                     SERIES P        (SMALL CAP        (SOCIAL        (MID CAP       (MAIN STREET
                                                   (HIGH YIELD)         VALUE)        AWARENESS)       VALUE)       GROWTH & INCOME)
                                                   -------------    -------------   -------------   -------------   ---------------
ASSETS
Investments, at value(1) .......................   $  76,110,943    $  80,085,062   $ 117,574,955   $ 222,515,456    $  44,340,548
Repurchase agreements, at value(1) .............         948,000        8,309,311       1,031,000       1,454,000        1,135,915
Cash ...........................................              --              410             906              68               --
Cash denominated in a foreign currency,
  at value(2) ..................................              --               --              --              --            2,850
Receivables:
  Fund shares sold .............................          96,054          189,730          81,132         158,100           35,583
  Securities sold ..............................              --          159,644              --         159,842          371,595
  Interest .....................................       1,504,141               --              --           7,582               --
  Dividends ....................................           3,047           12,794          83,388         139,395           47,343
Prepaid expenses ...............................           1,411            1,051           2,082           3,322              699
                                                   -------------    -------------   -------------   -------------    -------------
    Total assets ...............................      78,663,596       88,758,002     118,773,463     224,437,765       45,934,533
                                                   -------------    -------------   -------------   -------------    -------------
LIABILITIES
Cash overdraft .................................           1,518               --              --              --              278
Payable for:
  Securities purchased .........................          48,250          687,030              --              --          617,926
  Fund shares redeemed .........................          60,466          215,507         230,651         402,743           84,089
  Written options, at value ....................              --          462,525              --         209,840               --
  Management fees ..............................          48,280           70,021          73,917         137,931           37,213
  Custodian fees ...............................           2,247           11,064           1,380           1,905            7,054
  Transfer and administration fees .............           3,369            6,877           4,988           8,837            3,824
  Professional fees ............................           6,005            6,005           8,345          12,000            5,905
  Other ........................................           2,659            2,326           4,366           6,919            1,562
                                                   -------------    -------------   -------------   -------------    -------------
    Total liabilities ..........................         172,794        1,461,355         323,647         780,175          757,851
                                                   -------------    -------------   -------------   -------------    -------------
NET ASSETS .....................................   $  78,490,802    $  87,296,647   $ 118,449,816   $ 223,657,590    $  45,176,682
                                                   =============    =============   =============   =============    =============

NET ASSETS CONSIST OF:
Paid in capital ................................   $  79,542,136    $  66,886,766   $ 119,961,794   $ 161,664,792    $  50,647,258
Accumulated undistributed net
  investment income (loss) .....................         928,942               --          51,114         102,234           13,839
Accumulated undistributed net realized
  gain (loss) on sale of investments, futures,
  options written and foreign currency
  transactions .................................      (4,289,890)          88,006      (7,704,797)      6,027,983      (10,516,078)
Net unrealized appreciation (depreciation)
  in value of investments, futures, options
  written and translation of assets and
  liabilities in foreign currency ..............       2,309,614       20,321,875       6,141,705      55,862,581        5,031,663
                                                   -------------    -------------   -------------   -------------    -------------
   Total net assets ............................   $  78,490,802    $  87,296,647   $ 118,449,816   $ 223,657,590    $  45,176,682
                                                   =============    =============   =============   =============    =============
Capital shares authorized ......................      indefinite       indefinite      indefinite      indefinite       indefinite
Capital shares outstanding .....................       5,334,862        5,183,870       5,457,947       7,894,621        5,518,349
Net asset value per share
  (net assets divided by shares outstanding) ...   $       14.71    $       16.84   $       21.70   $       28.33    $        8.19
                                                   =============    =============   =============   =============    =============
(1) Investments,including repurchase agreements,
    at cost ....................................   $  74,749,329    $  67,995,230   $ 112,464,250   $ 168,042,797    $  40,444,826
(2) Cash denominated in a foreign currency, at
    cost........................................              --               --              --              --            2,826

                          111 See accompanying notes.

DECEMBER 31, 2003

                                                             SERIES X                          SERIES Z
                                                            (SMALL CAP        SERIES Y          (ALPHA
                                                              GROWTH)        (SELECT 25)     (OPPORTUNITY)
                                                           -------------    -------------    -------------
ASSETS
Investments, at value(1)................................   $  82,127,672    $  34,687,483    $   5,695,967
Repurchase agreements, at value(1)......................       9,000,000        1,051,000          153,104
Cash ...................................................       1,897,416              678          888,536
Restricted cash ........................................              --               --           25,000
Receivables:
  Fund shares sold .....................................         101,238           12,613            6,000
  Securities sold ......................................         265,690               --          437,198
  Deposit for short sales ..............................              --               --          153,003
  Due from broker for proceeds
    on securities sold short ...........................              --               --           81,544
  Interest .............................................              --               --              201
  Dividends ............................................           1,993           13,786            2,107
  Variation margin .....................................              --               --            7,250
  Security Management Company ..........................              --               --            1,072
Prepaid expenses .......................................           1,063              640               --
                                                           -------------    -------------    -------------
    Total assets .......................................      93,395,072       35,766,200        7,450,982
                                                           -------------    -------------    -------------
LIABILITIES
Securities sold short, at value(2) .......................              --               --           82,102
Payable for:
  Securities purchased .................................       3,342,034          868,080          610,368
  Fund shares redeemed .................................         217,858           74,787               17
  Management fees ......................................          74,910           21,814           10,959
  Custodian fees .......................................           5,333            1,410            2,101
  Transfer and administration fees .....................           7,253            3,041              859
  Professional fees ....................................           5,894            5,870            5,620
  Other ................................................           2,084            1,506            1,099
                                                           -------------    -------------    -------------
    Total liabilities ..................................       3,655,366          976,508          713,125
                                                           -------------    -------------    -------------
NET ASSETS .............................................   $  89,739,706    $  34,789,692    $   6,737,857
                                                           =============    =============    =============
NET ASSETS CONSIST OF:
Paid in capital ........................................   $ 123,721,158    $  55,429,420    $   6,121,826
Accumulated undistributed net
  investment income (loss) .............................              --               --               --
Accumulated undistributed net realized
  gain (loss) on sale of investments, futures,
  options written and foreign currency
  transactions .........................................     (49,571,475)     (23,191,452)         387,668
Net unrealized appreciation (depreciation)
  in value of investments, short positions,
  futures, options written and translation
  of assets and liabilities in foreign currency ........      15,590,023        2,551,724          228,363
                                                           -------------    -------------    -------------
    Total net assets ...................................   $  89,739,706    $  34,789,692    $   6,737,857
                                                           =============    =============    =============
Capital shares authorized ..............................      indefinite       indefinite       indefinite
Capital shares outstanding .............................       6,168,450        4,304,895          602,691
Net asset value per share
  (net assets divided by shares outstanding) ...........   $       14.55    $        8.08    $       11.18
                                                           =============    =============    =============
(1)Investments,including repurchase agreements,
  at cost ..............................................   $  75,537,649    $  33,186,759    $   5,744,222
(2)Securities sold short, proceeds .....................              --               --           81,544

                          112 See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                       SERIES B        SERIES C                         SERIES E
                                                       SERIES A       (LARGE CAP        (MONEY          SERIES D     (DIVERSIFIED
                                                       (EQUITY)         VALUE)          MARKET)         (GLOBAL)        INCOME)
                                                     -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME:
  Dividends ....................................     $   7,567,064   $   6,651,819   $          --   $   5,904,617   $      38,611
  Securities lending ...........................                --              --              --         112,938              --
  Interest .....................................           213,562          63,527       1,211,526          37,970       9,408,511
                                                     -------------   -------------   -------------   -------------   -------------
                                                         7,780,626       6,715,346       1,211,526       6,055,525       9,447,122
  Less: Foreign tax expense ....................                --              --              --        (463,845)             --
                                                     -------------   -------------   -------------   -------------   -------------
    Total investment income ....................         7,780,626       6,715,346       1,211,526       5,591,680       9,447,122

EXPENSES:
  Management fees ..............................         3,924,086       2,859,374         498,730       3,298,367       1,352,509
  Custodian fees ...............................            23,243          22,474           8,739         211,239          20,660
  Transfer/maintenance fees ....................             8,883           8,501           9,101          10,098           8,244
  Administration fees ..........................           235,450         171,566          44,887         478,262          81,152
  Directors' fees ..............................            21,741          17,622           3,829          15,980           8,136
  Professional fees ............................            52,972          38,774          12,226          58,019          21,776
  Reports to shareholders ......................            15,267          14,840           4,866          38,302          14,675
  Registration fees ............................               502             360             114             296             190
  Other expenses ...............................            21,826          16,392           4,485          13,860           5,913
  Marketing fees paid indirectly ...............                --         243,770              --              --              --
                                                     -------------   -------------   -------------   -------------   -------------
    Total expenses .............................         4,303,970       3,393,673         586,977       4,124,423       1,513,255
    Less: Fees paid indirectly .................                --        (243,770)             --              --              --
          Earnings credits applied .............              (884)           (826)         (1,139)           (864)         (1,560)
                                                     -------------   -------------   -------------   -------------   -------------
      Net expenses .............................         4,303,086       3,149,077         585,838       4,123,559       1,511,695
                                                     -------------   -------------   -------------   -------------   -------------
      Net investment income (loss) .............         3,477,540       3,566,269         625,688       1,468,121       7,935,427

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments ..................................        13,253,399     (11,849,051)             --      (9,423,563)      1,277,359
  Futures ......................................        (1,148,176)             --              --              --              --
  Foreign currency transactions ................                --              --              --        (748,442)             --
                                                     -------------   -------------   -------------   -------------   -------------
    Net realized gain (loss) ...................        12,105,223     (11,849,051)             --     (10,172,005)      1,277,359
Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ..................................        87,820,531     106,423,469         (14,488)    133,974,715      (3,604,169)
  Translation of assets and liabilities
    in foreign currencies ......................                --              --              --         614,974              --
                                                     -------------   -------------   -------------   -------------   -------------
  Net unrealized appreciation (depreciation) ...        87,820,531     106,423,469         (14,488)    134,589,689      (3,604,169)
                                                     -------------   -------------   -------------   -------------   -------------
  Net gain (loss) ..............................        99,925,754      94,574,418         (14,488)    124,417,684      (2,326,810)
                                                     -------------   -------------   -------------   -------------   -------------
    Net increase (decrease) in net assets
      resulting from operations ................     $ 103,403,294   $  98,140,687   $     611,200   $ 125,885,805   $   5,608,617
                                                     =============   =============   =============   =============   =============

                          113 See accompanying notes.

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                      SERIES G        SERIES H        SERIES J        SERIES N        SERIES O
                                                     (LARGE CAP      (ENHANCED        (MID CAP     (MANAGED ASSET     (EQUITY
                                                       GROWTH)         INDEX)          GROWTH)        ALLOCATION)      INCOME)
                                                    -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME:
  Dividends ....................................    $     405,870   $     460,039   $     861,354   $     967,111   $   4,287,866
  Securities lending ...........................              754              --           1,850          17,157           7,832
  Interest .....................................            3,011           8,702          98,615       1,336,449         134,674
                                                    -------------   -------------   -------------   -------------   -------------
                                                          409,635         468,741         961,819       2,320,717       4,430,372
  Less: Foreign tax expense ....................               --              --              --         (42,233)         (2,679)
                                                    -------------   -------------   -------------   -------------   -------------
    Total investment income ....................          409,635         468,741         961,819       2,278,484       4,427,693

EXPENSES:
  Management fees ..............................          359,450         204,700       2,615,067         738,781       1,683,409
  Custodian fees ...............................            8,356          15,264          25,547          30,744          12,470
  Transfer/maintenance fees ....................            5,966           5,106           9,013           6,513           9,168
  Administration fees ..........................           32,351          24,565         156,907         107,123          75,755
  Directors' fees ..............................            1,801           1,085          16,545           3,117           7,905
  Professional fees ............................           10,160           8,406          42,893          12,160          18,045
  Reports to shareholders ......................           10,802              --           9,231           3,377           9,808
  Registration fees ............................               28              24             285             266             159
  Other expenses ...............................            1,184             773          13,193           2,821           6,526
  Marketing fees paid indirectly ...............               --              --              --              --          12,385
                                                    -------------   -------------   -------------   -------------   -------------
    Total expenses .............................          430,098         259,923       2,888,681         904,902       1,835,630
    Less: Fees paid indirectly .................               --              --              --              --         (12,385)
          Reimbursement of expenses ............               --         (48,193)             --              --              --
          Earnings credit applied ..............             (830)           (827)           (830)           (916)           (844)
                                                    -------------   -------------   -------------   -------------   -------------
      Net expenses .............................          429,268         210,903       2,887,851         903,986       1,822,401
                                                    -------------   -------------   -------------   -------------   -------------
      Net investment income (loss) .............          (19,633)        257,838      (1,926,032)      1,374,498       2,605,292

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments ..................................       (3,685,496)       (930,746)      9,443,076        (314,278)       (599,855)
  Futures ......................................               --         (19,859)             --              --              --
  Options written and purchased ................               --              --         488,104              --              --
  Foreign currency transactions ................               --              --              --         (15,288)         (1,496)
                                                    -------------   -------------   -------------   -------------   -------------
    Net realized gain (loss) ...................       (3,685,496)       (950,605)      9,931,180        (329,566)       (601,351)

Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ..................................       11,720,402       7,558,491     151,460,766      15,026,946      36,666,615
  Options written and purchased ................               --              --         (70,856)             --              --
  Translation of assets and liabilities
    in foreign currencies ......................               --              --              --             (17)             --
                                                    -------------   -------------   -------------   -------------   -------------
  Net unrealized appreciation (depreciation) ...       11,720,402       7,558,491     151,389,910      15,026,929      36,666,615
                                                    -------------   -------------   -------------   -------------   -------------
  Net gain (loss) ..............................        8,034,906       6,607,886     161,321,090      14,697,363      36,065,264
                                                    -------------   -------------   -------------   -------------   -------------
    Net increase (decrease) in net assets
      resulting from operations ................    $   8,015,273   $   6,865,724   $ 159,395,058   $  16,071,861   $  38,670,556
                                                    =============   =============   =============   =============   =============

                          114 See accompanying notes.

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                                         SERIES W
                                                                            SERIES Q       SERIES S       SERIES V     (MAIN STREET
                                                             SERIES P      (SMALL CAP      (SOCIAL        (MID CAP       GROWTH &
                                                           (HIGH YIELD)      VALUE)       AWARENESS)       VALUE)        INCOME)
                                                           ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME:
  Dividends ...........................................    $     62,644   $    556,584   $  1,437,244   $  1,822,075   $    615,436
  Securities lending ..................................              --             --             --             --          3,237
  Interest ............................................       5,206,216          8,706         29,563        226,498          2,748
                                                           ------------   ------------   ------------   ------------   ------------
                                                              5,268,860        565,290      1,466,807      2,048,573        621,421
  Less: Foreign tax expense ...........................              --             --             --             --         (1,099)
                                                           ------------   ------------   ------------   ------------   ------------
    Total investment income ...........................       5,268,860        565,290      1,466,807      2,048,573        620,322

EXPENSES:
  Management fees .....................................         469,866        598,669        823,131      1,286,725        358,323
  Custodian fees ......................................           9,570         56,061          7,360         14,517         37,794
  Transfer/maintenance fees ...........................           5,772          6,425          7,494          6,618          5,759
  Administration fees .................................          28,193         53,881         49,389         77,205         32,250
  Directors' fees .....................................           2,989          2,961          4,795          8,401          1,718
  Professional fees ...................................          10,866          9,169         12,679         19,935          8,615
  Reports to shareholders .............................          15,098          3,441          4,861         10,385          1,944
  Registration fees ...................................              40             49            105            143             30
  Other expenses ......................................           1,811          2,638          4,467          6,692          1,401
                                                           ------------   ------------   ------------   ------------   ------------
    Total expenses ....................................         544,205        733,294        914,281      1,430,621        447,834
    Less: Earnings credits applied ....................            (923)          (862)          (832)          (826)          (830)
                                                           ------------   ------------   ------------   ------------   ------------
      Net expenses ....................................         543,282        732,432        913,449      1,429,795        447,004
                                                           ------------   ------------   ------------   ------------   ------------
      Net investment income (loss) ....................       4,725,578       (167,142)       553,358        618,778        173,318

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments .........................................        (624,075)     1,876,542        781,505      5,141,583       (636,737)
  Options written and purchased .......................              --       (153,574)            --        836,699             --
  Foreign currency transactions .......................              --            (74)            --             --            (54)
                                                           ------------   ------------   ------------   ------------   ------------
    Net realized gain (loss) ..........................        (624,075)     1,722,894        781,505      5,978,282       (636,791)

Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments .........................................       7,869,727     24,462,938     22,370,365     68,423,845      9,157,350
  Options written .....................................              --       (123,002)            --       (126,168)            --
  Translation of assets and liabilities
    in foreign currencies .............................              --             --             --             --             26
                                                           ------------   ------------   ------------   ------------   ------------
  Net unrealized appreciation (depreciation) ..........       7,869,727     24,339,936     22,370,365     68,297,677      9,157,376
                                                           ------------   ------------   ------------   ------------   ------------
    Net gain (loss) ...................................       7,245,652     26,062,830     23,151,870     74,275,959      8,520,585
                                                           ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets
        resulting from operations .....................    $ 11,971,230   $ 25,895,688   $ 23,705,228   $ 74,894,737   $  8,693,903
                                                           ============   ============   ============   ============   ============

                          115 See accompanying notes.

FOR THE YEAR ENDED DECEMBER 31, 2003
(EXCEPT AS NOTED)

                                                              SERIES X                     SERIES Z*
                                                             (SMALL CAP      SERIES Y       (ALPHA
                                                              GROWTH)       (SELECT 25)   OPPORTUNITY)
                                                            ------------   ------------   ------------
INVESTMENT INCOME:
  Dividends ..............................................  $     52,901   $    296,981   $     19,043
  Interest ...............................................        43,371         16,560         12,947
                                                            ------------   ------------   ------------
    Total investment income ..............................        96,272        313,541         31,990

EXPENSES:
  Management fees ........................................       613,565        254,066         54,698
  Custodian fees .........................................        28,815          4,912          2,987
  Transfer/maintenance fees ..............................         5,758          5,169            191
  Administration fees ....................................        55,222         30,489          3,966
  Directors' fees ........................................         2,923          1,657            196
  Professional fees ......................................         8,524          8,263          9,194
  Reports to shareholders ................................         1,708         10,213            500
  Registration fees ......................................            47             33             --
  Other expenses .........................................         2,098          1,370            557
                                                            ------------   ------------   ------------
    Total expenses .......................................       718,660        316,172         72,289
    Less: Reimbursement of expenses ......................            --             --         (2,878)
          Earnings credits applied .......................        (5,370)          (826)          (826)
                                                            ------------   ------------   ------------
      Net expenses .......................................       713,290        315,346         68,585
                                                            ------------   ------------   ------------
      Net investment income (loss) .......................      (617,018)        (1,805)       (36,595)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments ............................................    13,363,753     (7,155,460)       667,746
  Futures ................................................            --             --        121,569
                                                            ------------   ------------   ------------
    Net realized gain (loss) .............................    13,363,753     (7,155,460)       789,315

Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ............................................    14,700,791     12,622,337        104,849
  Securities sold short ..................................            --             --           (558)
  Futures ................................................            --             --        124,072
                                                            ------------   ------------   ------------
  Net unrealized appreciation (depreciation) .............    14,700,791     12,622,337        228,363
                                                            ------------   ------------   ------------
    Net gain (loss) ......................................    28,064,544      5,466,877      1,017,678
                                                            ------------   ------------   ------------
      Net increase (decrease) in net assets
        resulting from operations ........................  $ 27,447,526   $  5,465,072   $    981,083
                                                            ============   ============   ============

*For the period beginning July 7, 2003 (commencement of operations) to December 31, 2003.

                          116 See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                     SERIES B         SERIES C                          SERIES E
                                                    SERIES A        (LARGE CAP         (MONEY           SERIES D      (DIVERSIFIED
                                                    (EQUITY)           VALUE)          MARKET)          (GLOBAL)         INCOME)
                                                  -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
  Net investment income (loss) .............      $   3,477,540    $   3,566,269    $     625,688    $   1,468,121    $   7,935,427
  Net realized gain (loss) during the period
    from investments, futures and foreign
    currency transactions ..................         12,105,223      (11,849,051)              --      (10,172,005)       1,277,359
  Net change in unrealized appreciation
    (depreciation) during the period on
    investments, futures and translation
    of assets and liabilities in foreign
    currencies ................................      87,820,531      106,423,469          (14,488)     134,589,689       (3,604,169)
                                                  -------------    -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets
    resulting from operations .................     103,403,294       98,140,687          611,200      125,885,805        5,608,617

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .......................      (3,151,576)      (3,492,855)        (717,127)        (878,842)     (15,865,608)
  Return of capital ...........................              --               --               --          (40,171)              --
                                                  -------------    -------------    -------------    -------------    -------------
    Total distributions to shareholders .......      (3,151,576)      (3,492,855)        (717,127)        (919,013)     (15,865,608)

SBL I MERGER (COMPONENTS OF
  NET ASSETS OF SBL I AS OF
  DATE OF EXCHANGE) (NOTE 9)
  Paid in capital .............................              --               --               --       24,065,162               --
  Accumulated undistributed net
    investment income .........................              --               --               --          217,611               --
  Accumulated net realized loss on sale
    of investments ............................              --               --               --       (7,210,184)              --
  Net unrealized appreciation in value
    of investments ............................              --               --               --          811,441               --
                                                  -------------    -------------    -------------    -------------    -------------
                                                             --               --               --       17,884,030               --
NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS: (NOTE 6) ..................     (58,798,901)     (30,819,659)     (30,732,454)     (20,295,148)     (26,024,847)
                                                  -------------    -------------    -------------    -------------    -------------
    Total increase (decrease) in net assets ...      41,452,817       63,828,173      (30,838,381)     122,555,674      (36,281,838)
NET ASSETS:
  Beginning of period .........................     517,837,104      370,746,492      117,296,502      305,053,227      195,753,602
                                                  -------------    -------------    -------------    -------------    -------------
  End of period ...............................   $ 559,289,921    $ 434,574,665    $  86,458,121    $ 427,608,901    $ 159,471,764
                                                  =============    =============    =============    =============    =============

  Undistributed net investment
    income (loss) at end of period ............   $     554,691    $     241,158    $      32,957    $     (52,670)   $     490,156
                                                  =============    =============    =============    =============    =============

                          117 See accompanying notes.

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                   SERIES G         SERIES H       SERIES J        SERIES N
                                                  (LARGE CAP       (ENHANCED       (MID CAP      (MANAGED ASSET      SERIES O
                                                    GROWTH)          INDEX)         GROWTH)        ALLOCATION)    (EQUITY INCOME)
                                                 -------------   -------------   -------------   --------------   ---------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
  Net investment income (loss) ...............   $     (19,633)  $     257,838   $  (1,926,032)  $    1,374,498   $     2,605,292
  Net realized gain (loss) during the period
    from investments, futures and foreign
    currency transactions ....................      (3,685,496)       (950,605)      9,931,180         (329,566)         (601,351)
  Net change in unrealized appreciation
    (depreciation) during the period on
    investments, futures and translation
    of assets and liabilities in foreign
    currencies ...............................      11,720,402       7,558,491     151,389,910       15,026,929        36,666,615
                                                 -------------   -------------   -------------   --------------   ---------------
  Net increase (decrease) in net assets
    resulting from operations ................       8,015,273       6,865,724     159,395,058       16,071,861        38,670,556

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ......................              --        (228,222)             --       (1,282,674)       (2,354,447)
  Net realized gain ..........................              --              --              --               --        (1,640,204)
                                                 -------------   -------------   -------------   --------------   ---------------
    Total distributions to shareholders ......              --        (228,222)             --       (1,282,674)       (3,994,651)

SBL T MERGER (COMPONENTS OF
  NET ASSETS OF SBL T AS OF
  DATE OF EXCHANGE) (NOTE 10)
  Paid in capital ............................              --              --      41,324,283               --                --
  Accumulated undistributed net
    investment loss ..........................              --              --        (196,022)              --                --
  Accumulated net realized loss on sale
    of investments ...........................              --              --     (16,703,007)              --                --
  Net unrealized appreciation in value
    of investments ...........................              --              --       3,995,908               --                --
                                                 -------------   -------------   -------------   --------------   ---------------
                                                                            --      28,421,162               --                --
NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS: (NOTE 6) .................       9,342,153       1,681,387     (33,265,310)       3,831,827        (1,511,222)
                                                 -------------   -------------   -------------   --------------   ---------------
    Total increase (decrease) in net assets ..      17,357,426       8,318,889     154,550,910       18,621,014        33,164,683
NET ASSETS:
  Beginning of period ........................      29,099,175      25,052,438     293,377,510       67,762,253       163,555,423
                                                 -------------   -------------   -------------   --------------   ---------------
  End of period ..............................   $  46,456,601   $  33,371,327   $ 447,928,420   $   86,383,267   $   196,720,106
                                                 =============   =============   =============   ==============   ===============

  Undistributed net investment
    income (loss) at end of period ...........   $          --   $      33,831   $          --   $      222,274   $       344,842
                                                 =============   =============   =============   ==============   ===============


                           118 See accompanying notes.

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                                        SERIES W
                                                                     SERIES Q         SERIES S         SERIES V       (MAIN STREET
                                                     SERIES P       (SMALL CAP        (SOCIAL          (MID CAP         GROWTH &
                                                   (HIGH YIELD)        VALUE)        AWARENESS)          VALUE)          INCOME)
                                                  -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
  Net investment income (loss) ...............    $   4,725,578    $    (167,142)   $     553,358    $     618,778    $     173,318
  Net realized gain (loss) during the period
    from investments, futures and foreign
    currency transactions ....................         (624,075)       1,722,894          781,505        5,978,282         (636,791)
  Net change in unrealized appreciation
    (depreciation) during the period on
    investments, futures and translation
    of assets and liabilities in foreign
    currencies ...............................        7,869,727       24,339,936       22,370,365       68,297,677        9,157,376
                                                  -------------    -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets
    resulting from operations ................       11,971,230       25,895,688       23,705,228       74,894,737        8,693,903

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ......................       (4,254,870)              --         (502,244)        (503,234)        (160,140)
  Net realized gain ..........................               --         (482,995)              --       (2,889,214)              --
                                                  -------------    -------------    -------------    -------------    -------------
    Total distributions to shareholders ......       (4,254,870)        (482,995)        (502,244)      (3,392,448)        (160,140)

NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS: (NOTE 6) .................       29,393,868       11,054,239      (13,410,688)       4,643,063        6,083,584
                                                  -------------    -------------    -------------    -------------    -------------
    Total increase (decrease) in net assets ..       37,110,228       36,466,932        9,792,296       76,145,352       14,617,347
NET ASSETS:
  Beginning of period ........................       41,380,574       50,829,715      108,657,520      147,512,238       30,559,335
                                                  -------------    -------------    -------------    -------------    -------------
  End of period ..............................    $  78,490,802    $  87,296,647    $ 118,449,816    $ 223,657,590    $  45,176,682
                                                  =============    =============    =============    =============    =============

  Undistributed net investment
    income (loss) at end of period ...........    $     928,942    $          --    $      51,114    $     102,234    $      13,839
                                                  =============    =============    =============    =============    =============

                           119 See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2003
(EXCEPT AS NOTED)

                                                    SERIES X                          SERIES Z*
                                                   (SMALL CAP        SERIES Y          (ALPHA
                                                     GROWTH)        (SELECT 25)      OPPORTUNITY)
                                                  -------------    -------------    -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
  Net investment income (loss) ...............    $    (617,018)   $      (1,805)   $     (36,595)
  Net realized gain (loss) during the period
    from investments, futures and foreign
    currency transactions ....................       13,363,753       (7,155,460)         789,315
  Net change in unrealized appreciation
    (depreciation) during the period on
    investments, futures and translation
    of assets and liabilities in foreign
    currencies ...............................       14,700,791       12,622,337          228,363
                                                  -------------    -------------    -------------
  Net increase (decrease) in net assets
    resulting from operations ................       27,447,526        5,465,072          981,083

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ......................               --               --               --
  Net realized gain ..........................               --               --         (365,052)
                                                  -------------    -------------    -------------
    Total distributions to shareholders ......               --               --         (365,052)

NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS: (NOTE 6) .................       14,098,801       (4,961,232)       6,121,826
                                                  -------------    -------------    -------------
    Total increase (decrease) in net assets ..       41,546,327          503,840        6,737,857
NET ASSETS:
  Beginning of period ........................       48,193,379       34,285,852               --
                                                  -------------    -------------    -------------
  End of period ..............................    $  89,739,706    $  34,789,692    $   6,737,857
                                                  =============    =============    =============

  Undistributed net investment
    income (loss) at end of period ...........    $          --    $          --    $          --
                                                  =============    =============    =============

*For the period beginning July 7, 2003 (commencement of operations) to December 31, 2003.

                           120 See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                     SERIES B         SERIES C                          SERIES E
                                                    SERIES A        (LARGE CAP         (MONEY           SERIES D      (DIVERSIFIED
                                                    (EQUITY)           VALUE)          MARKET)          (GLOBAL)         INCOME)
                                                  -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) ...............    $   3,093,637    $   3,408,301    $   1,563,963    $     972,003    $   8,296,478
  Net realized gain (loss) during the period
    on investments, futures and foreign
    currency transactions ....................       (6,531,238)     (88,120,829)               -      (28,591,968)        (324,446)
  Net change in unrealized appreciation
   (depreciation) during the period on
    investments, futures and translation
    of assets and liabilities in foreign
    currencies ...............................     (177,114,403)     (45,862,972)         (30,947)     (66,676,949)       6,715,476
                                                  -------------    -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets
    resulting from operations ................     (180,552,004)    (130,575,500)       1,533,016      (94,296,914)      14,687,508

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ......................       (5,071,133)      (8,553,190)      (5,440,785)        (437,908)      (7,170,930)
  Net realized gain ..........................               --               --               --               --               --
                                                  -------------    -------------    -------------    -------------    -------------
    Total distributions to shareholders ......       (5,071,133)      (8,553,190)      (5,440,785)        (437,908)      (7,170,930)

SBL M MERGER (COMPONENTS OF
  NET ASSETS OF SBL M AS OF DATE
  OF EXCHANGE):
  Paid in capital ............................               --               --               --       27,867,959               --
  Accumulated undistributed
    net investment income ....................               --               --               --          116,091               --
  Accumulated net realized loss on sale
    of investments ...........................               --               --               --       (5,330,323)              --
  Net unrealized depreciation in value
    of investments ...........................               --               --               --       (1,460,253)              --
                                                  -------------    -------------    -------------    -------------    -------------
                                                             --               --               --       21,193,474               --

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 6) ................      (87,142,230)     (53,365,081)     (10,072,852)     (52,657,716)      45,698,584
                                                  -------------    -------------    -------------    -------------    -------------
    Total increase (decrease) in net assets ..     (272,765,367)    (192,493,771)     (13,980,621)    (126,199,064)      53,215,162

NET ASSETS:
  Beginning of period ........................      790,602,471      563,240,263      131,277,123      431,252,291      142,538,440
                                                  -------------    -------------    -------------    -------------    -------------
  End of period ..............................    $ 517,837,104    $ 370,746,492    $ 117,296,502    $ 305,053,227    $ 195,753,602
                                                  =============    =============    =============    =============    =============

  Accumulated undistributed net investment
    income (loss) at end of period ...........    $     228,727    $     167,744    $     124,396    $     106,493    $   8,144,050
                                                  =============    =============    =============    =============    =============

                          121 See accompanying notes.

FOR THE YEAR ENDED DECEMBER 31, 2002

                                                  SERIES G          SERIES H        SERIES J          SERIES N
                                                 (LARGE CAP        (ENHANCED        (MID CAP       (MANAGED ASSET
                                                   GROWTH)           INDEX)          GROWTH)         ALLOCATION)
                                                -------------    -------------    -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) .............    $     (40,044)   $     199,031    $  (2,055,825)   $    1,716,585
  Net realized gain (loss) during the period
    on investments, futures, options written
    and foreign currency transactions ......       (5,002,132)      (9,349,728)     (22,496,103)       (4,239,651)
  Net change in unrealized appreciation
    (depreciation) during the period on
    investments, futures, options written
    and translation of assets and
    liabilities in foreign currencies ......       (3,875,601)        (615,863)    (108,400,039)       (5,719,584)
                                                -------------    -------------    -------------    --------------
  Net increase (decrease) in net assets
    resulting from operations ..............       (8,917,777)      (9,766,560)    (132,951,967)       (8,242,650)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ....................               --         (434,212)              --        (3,220,283)
  Net realized gain ........................               --               --      (24,431,773)
                                                -------------    -------------    -------------    --------------
    Total distributions to shareholders ....               --         (434,212)     (24,431,773)       (3,220,283)

SBL L MERGER (COMPONENTS OF NET
  ASSETS OF SBL L AS OF DATE OF
  EXCHANGE):
  Paid in capital ..........................       26,358,819               --               --                --
  Accumulated undistributed
    net investment loss ....................          (53,507)              --               --                --
  Accumulated net realized loss on sale
    of investments .........................       (9,927,454)              --               --                --
  Net unrealized depreciation in value
    of investments .........................       (2,904,086)              --               --                --
                                                -------------    -------------    -------------    --------------
                                                   13,473,772                                --                --

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 6) ..............        8,854,537       (6,858,795)     (19,474,333)       (8,123,227)
                                                -------------    -------------    -------------    --------------
  Total increase (decrease) in net assets ..       13,410,532      (17,059,567)    (176,858,073)      (19,586,160)

NET ASSETS:
  Beginning of period ......................       15,688,643       42,112,005      470,235,583        87,348,413
                                                -------------    -------------    -------------    --------------
  End of period ............................    $  29,099,175    $  25,052,438    $ 293,377,510    $   67,762,253
                                                =============    =============    =============    ==============

  Accumulated undistributed net investment
    income (loss) at end of period .........               --    $       4,215               --    $        8,872
                                                =============    =============    =============    ==============

                           122 See accompanying notes.

FOR THE YEAR ENDED DECEMBER 31, 2002

                                                   SERIES O                          SERIES Q         SERIES S
                                                   (EQUITY          SERIES P        (SMALL CAP        (SOCIAL
                                                   INCOME)        (HIGH YIELD)         VALUE)        AWARENESS)
                                                -------------    -------------    -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) .............    $   2,489,696    $   2,721,075    $    (392,830)   $     375,709
  Net realized gain (loss) during the period
    on investments and options written .....          877,810         (746,160)       1,788,907       (1,474,617)
  Net change in unrealized appreciation
    (depreciation)during the period on
    investments and options written ........      (30,442,430)      (1,999,515)      (8,275,378)     (32,685,839)
                                                -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets
    resulting from operations ..............      (27,074,924)         (24,600)      (6,879,301)     (33,784,747)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ....................       (4,737,726)      (2,505,696)              --         (680,253)
  Net realized gain ........................       (4,489,136)              --       (2,945,948)              --
                                                -------------    -------------    -------------    -------------
    Total distributions to shareholders ....       (9,226,862)      (2,505,696)      (2,945,948)        (680,253)

SBL K MERGER (COMPONENTS OF NET
  ASSETS OF SBL  K AS OF DATE OF
  EXCHANGE):
  Paid in capital ..........................               --       19,598,921               --               --
  Accumulated undistributed
    net investment income ..................               --           99,110               --               --
  Accumulated net realized loss on sale
    of investments .........................               --       (1,382,737)              --               --
  Net unrealized depreciation in value
    of investments .........................               --         (970,128)              --               --
                                                -------------    -------------    -------------    -------------
                                                           --       17,345,166               --               --

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 6) ..............       13,031,375       (2,818,222)       2,457,444      (15,563,744)
                                                -------------    -------------    -------------    -------------
  Total increase (decrease) in net assets ..      (23,270,411)      11,996,648       (7,367,805)     (50,028,744)

NET ASSETS:
  Beginning of period ......................      186,825,834       29,383,926       58,197,520      158,686,264
                                                -------------    -------------    -------------    -------------
  End of period ............................    $ 163,555,423    $  41,380,574    $  50,829,715    $ 108,657,520
                                                =============    =============    =============    =============

  Accumulated undistributed net investment
    income (loss) at end of period .........    $     117,639    $     366,823    $          --    $          --
                                                =============    =============    =============    =============

                          123 See accompanying notes.

FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                        SERIES W
                                                       SERIES V       (MAIN STREET       SERIES X
                                                       (MID CAP         GROWTH &        (SMALL CAP        SERIES Y
                                                        VALUE)          INCOME(R))        GROWTH)        (SELECT 25)
                                                     -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) ..................    $     791,329    $     137,172    $    (521,493)   $     (74,211)
  Net realized gain (loss) during the period
    on investments, options written and
    foreign currency transactions ...............        2,951,577       (5,464,019)      (9,486,814)      (6,237,447)
  Net change in unrealized appreciation
    (depreciation)during the period on
    investments and options written .............      (33,508,649)      (2,827,295)      (8,947,910)      (6,930,552)
                                                     -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets
    resulting from operations ...................      (29,765,743)      (8,154,142)     (18,956,217)     (13,242,210)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .........................       (1,414,672)        (134,209)              --               --
  Net realized gain .............................      (11,570,199)              --               --               --
                                                     -------------    -------------    -------------    -------------
    Total distributions to shareholders .........      (12,984,871)        (134,209)              --               --

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 6) ...................       23,402,554        1,268,519       (6,258,431)      (5,469,589)
                                                     -------------    -------------    -------------    -------------
    Total increase (decrease) in net assets .....      (19,348,060)      (7,019,832)     (25,214,648)     (18,711,799)

NET ASSETS:
  Beginning of period ...........................      166,860,298       37,579,167       73,408,027       52,997,651
                                                     -------------    -------------    -------------    -------------
  End of period .................................    $ 147,512,238    $  30,559,335    $  48,193,379    $  34,285,852
                                                     =============    =============    =============    =============

  Accumulated undistributed net investment
    income (loss) at end of period ..............    $       9,890    $         715    $          --    $          --
                                                     =============    =============    =============    =============

                           124 See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES A (EQUITY)

                                                                            FISCAL YEARS ENDED DECEMBER 31
                                                    -----------------------------------------------------------------------------
                                                       2003(d)          2002            2001(d)         2000(d)         1999
                                                    ------------    -------------    ------------    ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............    $      16.83    $       22.36    $      28.50    $      35.51    $      34.27
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)  ..................            0.13             0.10            0.06            0.06            0.11
Net Gain (Loss) on Securities
  (realized and unrealized)  ...................            3.53            (5.47)          (3.14)          (4.27)           2.56
                                                    ------------    -------------    ------------    ------------    ------------
  Total from investment operations .............            3.66            (5.37)          (3.08)          (4.21)           2.67
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           (0.12)           (0.16)          (0.05)          (0.01)          (0.27)
Distributions (from Capital Gains)  ............               -                -           (3.01)          (2.79)          (1.16)
                                                    ------------    -------------    ------------    ------------    ------------
  Total Distributions ..........................           (0.12)           (0.16)          (3.06)          (2.80)          (1.43)
                                                    ------------    -------------    ------------    ------------    ------------
NET ASSET VALUE END OF PERIOD ..................    $      20.37    $       16.83    $      22.36    $      28.50    $      35.51
                                                    ============    =============    ============    ============    ============
TOTAL RETURN (b) ...............................            21.7%           (24.1%)         (11.4%)         (12.8%)           8.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........    $    559,290    $     517,837    $    790,602    $  1,004,968    $  1,396,995
Ratio of Expenses to Average Net Assets ........            0.82%            0.82%           0.83%           0.83%           0.81%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................            0.66%            0.49%           0.26%           0.16%           0.31%
Portfolio Turnover Rate ........................              53%              25%             20%             41%             49%

SERIES B (LARGE CAP VALUE)

                                                                           FISCAL YEARS ENDED DECEMBER 31
                                                    ----------------------------------------------------------------------------
                                                       2003(d)         2002(d)        2001(d)(g)       2000(d)         1999
                                                    ------------    ------------    ------------    ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............    $      13.84    $      18.59    $      19.93    $      24.39    $      39.81
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)  ..................            0.14            0.13            0.18            0.43            0.57
Net Gain (Loss) on Securities
  (realized and unrealized)  ...................            3.84           (4.58)          (1.29)          (2.06)          (0.65)
                                                    ------------    ------------    ------------    ------------    ------------
  Total from investment operations .............            3.98           (4.45)          (1.11)          (1.63)          (0.08)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           (0.14)          (0.30)          (0.23)          (0.74)          (0.85)
Distributions (from Capital Gains)  ............               -               -               -               -          (14.49)
Distributions in excess of capital gains .......               -               -               -           (2.09)              -
                                                    ------------    ------------    ------------    ------------    ------------
  Total Distributions ..........................           (0.14)          (0.30)          (0.23)          (2.83)         (15.34)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE END OF PERIOD ..................    $      17.68    $      13.84    $      18.59    $      19.93    $      24.39
                                                    ============    ============    ============    ============    ============
TOTAL RETURN (b) ...............................            28.8%          (24.1%)          (5.6%)          (6.8%)           1.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........    $    434,575    $    370,746    $    563,240    $    684,459    $  1,051,832
Ratio of Expenses to Average Net Assets ........            0.89%           0.91%           0.93%           0.83%           0.82%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................            0.93%           0.74%           0.89%           1.08%           2.00%
Portfolio Turnover Rate ........................              60%             68%            145%            145%             73%

                             See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES C (MONEY MARKET)

                                                                            FISCAL YEARS ENDED DECEMBER 31
                                                        ------------------------------------------------------------------------
                                                           2003(d)         2002           2001           2000          1999(a)
                                                        ------------   ------------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................    $      11.82   $      12.20   $      12.69   $      12.04   $      12.53
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)  ......................            0.09           0.16           0.54           0.80           0.57
Net Gain (Loss) on Securities
  (realized and unrealized)  .......................           (0.02)         (0.02)         (0.09)         (0.08)         (0.01)
                                                        ------------   ------------   ------------   ------------   ------------
  Total from investment operations .................            0.07           0.14           0.45           0.72           0.56
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............           (0.10)         (0.52)         (0.94)         (0.07)         (1.05)
Distributions (from Capital Gains)  ................               -              -              -              -              -
                                                        ------------   ------------   ------------   ------------   ------------
  Total Distributions ..............................           (0.10)         (0.52)         (0.94)         (0.07)         (1.05)
                                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD ......................    $      11.79   $      11.82   $      12.20   $      12.69   $      12.04
                                                        ============   ============   ============   ============   ============
TOTAL RETURN (b) ...................................             0.6%           1.2%           3.8%           6.0%           4.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............    $     86,458   $    117,297   $    131,277   $    119,372   $    153,589
Ratio of Expenses to Average Net Assets ............            0.59%          0.58%          0.58%          0.58%          0.57%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................            0.63%          1.26%          3.50%          5.79%          4.61%

SERIES D (GLOBAL)

                                                                             FISCAL YEARS ENDED DECEMBER 31
                                                        ------------------------------------------------------------------------
                                                         2003(d)(o)       2002(i)         2001           2000           1999
                                                        ------------   ------------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................    $       4.87   $       6.31   $       8.49   $       9.08   $       6.74
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)  ......................            0.03           0.02              -              -           0.02
Net Gain (Loss) on Securities
  (realized and unrealized)  .......................            2.09          (1.45)         (0.97)          0.37           3.29
                                                        ------------   ------------   ------------   ------------   ------------
  Total from investment operations .................            2.12          (1.43)         (0.97)          0.37           3.31
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............           (0.02)         (0.01)             -              -              -
Distributions (from Capital Gains)  ................               -              -          (0.94)         (0.96)         (0.97)
Distributions (in excess of Capital Gains) .........               -              -          (0.27)             -              -
                                                        ------------   ------------   ------------   ------------   ------------
  Total Distributions ..............................           (0.02)         (0.01)         (1.21)         (0.96)         (0.97)
                                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD ......................    $       6.97   $       4.87   $       6.31   $       8.49   $       9.08
                                                        ============   ============   ============   ============   ============
TOTAL RETURN (b) ...................................            43.5%         (22.7%)        (12.3%)          3.5%          53.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............    $    427,609   $    305,053   $    431,252   $    565,950   $    525,748
Ratio of Expenses to Average Net Assets ............            1.25%          1.23%          1.20%          1.21%          1.21%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................            0.44%          0.27%          0.07%         (0.08%)         0.32%
Portfolio Turnover Rate ............................              44%            48%            41%            55%            76%

                             See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES E (DIVERSIFIED INCOME)

                                                                             FISCAL YEARS ENDED DECEMBER 31
                                                        ------------------------------------------------------------------------
                                                           2003(d)         2002           2001           2000           1999
                                                        ------------   ------------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................    $      11.83   $      11.40   $      11.37   $      10.55   $      12.42
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)  ......................            0.68           0.51           0.58           0.75           0.76
Net Gain (Loss) on Securities
  (realized and unrealized)  .......................           (0.31)          0.51           0.20           0.15          (1.22)
                                                        ------------   ------------   ------------   ------------   ------------
  Total from investment operations .................            0.37           1.02           0.78           0.90          (0.46)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............           (1.16)         (0.59)         (0.75)         (0.08)         (1.41)
Distributions (from Capital Gains)  ................               -              -              -              -              -
                                                        ------------   ------------   ------------   ------------   ------------
  Total Distributions ..............................           (1.16)         (0.59)         (0.75)         (0.08)         (1.41)
                                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD ......................    $      11.04   $      11.83   $      11.40   $      11.37   $      10.55
                                                        ============   ============   ============   ============   ============
TOTAL RETURN (b) ...................................             3.2%           9.3%           7.2%           8.6%          (3.8%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............    $    159,472   $    195,754   $    142,538   $    122,147   $    136,632
Ratio of Expenses to Average Net Assets ............            0.84%          0.83%          0.83%          0.84%          0.82%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................            4.39%          5.00%          5.67%          6.52%          6.34%
Portfolio Turnover Rate ............................              45%            32%            46%            63%            25%

SERIES G (LARGE CAP GROWTH)

                                                                      FISCAL YEARS ENDED DECEMBER 31
                                                        ---------------------------------------------------------
                                                           2003(d)        2002(j)        2001(d)      2000(d)(f)
                                                        ------------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................    $       4.92   $       6.75   $       7.98   $      10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)  ......................               -          (0.02)         (0.02)         (0.02)
Net Gain (Loss) on Securities
  (realized and unrealized)  .......................            1.18          (1.81)         (1.21)         (2.00)
                                                        ------------   ------------   ------------   ------------
  Total from investment operations .................            1.18          (1.83)         (1.23)         (2.02)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............               -              -              -              -
Distributions (from Capital Gains)  ................               -              -              -              -
                                                        ------------   ------------   ------------   ------------
  Total Distributions ..............................               -              -              -              -
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD ......................    $       6.10   $       4.92   $       6.75   $       7.98
                                                        ============   ============   ============   ============
TOTAL RETURN (b) ...................................            24.0%         (27.1%)        (15.4%)        (20.2%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............    $     46,457   $     29,099   $     15,689   $     12,139
Ratio of Expenses to Average Net Assets ............            1.19%          1.21%          1.23%          1.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................           (0.05%)        (0.20%)        (0.30%)        (0.47%)
Portfolio Turnover Rate ............................              30%            48%             4%             5%

                             See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES H (ENHANCED INDEX)

                                                                             FISCAL YEARS ENDED DECEMBER 31
                                                        ------------------------------------------------------------------------
                                                        2003(c)(d)(m)       2002          2001           2000          1999(e)
                                                        -------------   -----------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................    $        6.55   $      8.62   $       9.95   $      11.15   $      10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)  ......................             0.07          0.05           0.05           0.05           0.04
Net Gain (Loss) on Securities
  (realized and unrealized)  .......................             1.75         (2.02)         (1.34)         (1.18)          1.19
                                                        -------------   -----------   ------------   ------------   ------------
  Total from investment operations .................             1.82         (1.97)         (1.29)         (1.13)          1.23
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............            (0.06)        (0.10)         (0.04)             -          (0.04)
Distributions (from Capital Gains)  ................                -             -              -              -          (0.04)
Distributions (in excess of Capital Gains) .........                -             -              -          (0.07)             -
                                                        -------------   -----------   ------------   ------------   ------------
  Total Distributions ..............................            (0.06)        (0.10)         (0.04)         (0.07)         (0.08)
                                                        -------------   -----------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD ......................    $        8.31   $      6.55   $       8.62   $       9.95   $      11.15
                                                        =============   ===========   ============   ============   ============
TOTAL RETURN (b) ...................................             27.8%        (23.0%)        (13.0%)        (10.2%)         12.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............    $      33,371   $    25,052   $     42,112   $     45,820   $     25,023
Ratio of Expenses to Average Net Assets ............             0.77%         0.99%          0.91%          0.96%          1.04%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................             0.94%         0.56%          0.57%          0.55%          0.82%
Portfolio Turnover Rate ............................               44%           74%            29%            58%            52%

SERIES J (MID CAP GROWTH)

                                                                             FISCAL YEARS ENDED DECEMBER 31
                                                        ------------------------------------------------------------------------
                                                          2003(d)(p)        2002         2001(d)        2000(d)         1999
                                                        -------------   -----------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................    $       16.05   $     24.12   $      32.82   $      30.15   $      22.51
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)  ......................            (0.11)        (0.11)         (0.13)         (0.12)         (0.05)
Net Gain (Loss) on Securities
  (realized and unrealized)  .......................             9.15         (6.69)         (4.43)          5.37          11.65
                                                        -------------   -----------   ------------   ------------   ------------
  Total from investment operations .................             9.04         (6.80)         (4.56)          5.25          11.60
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............                -             -              -              -              -
Distributions (from Capital Gains)  ................                -         (1.27)         (4.14)         (2.58)         (3.96)
                                                        -------------   -----------   ------------   ------------   ------------
  Total Distributions ..............................                -         (1.27)         (4.14)         (2.58)         (3.96)
                                                        -------------   -----------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD ......................    $       25.09   $     16.05   $      24.12   $      32.82   $      30.15
                                                        =============   ===========   ============   ============   ============
TOTAL RETURN (b) ...................................             56.3%        (29.5%)        (14.9%)         16.8%          61.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............    $     447,928   $   293,378   $    470,236   $    603,714   $    429,528
Ratio of Expenses to Average Net Assets ............             0.83%         0.83%          0.84%          0.82%          0.82%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................            (0.55%)       (0.56%)        (0.53%)        (0.38%)        (0.25%)
Portfolio Turnover Rate ............................               61%           41%            39%            33%            55%

                             See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES N (MANAGED ASSET ALLOCATION)

                                                                             FISCAL YEARS ENDED DECEMBER 31
                                                        ------------------------------------------------------------------------
                                                           2003(d)         2002           2001           2000           1999
                                                        ------------   ------------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................    $      11.80   $      13.63   $      16.08   $      16.94   $      16.01
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............................            0.23           0.30           0.33           0.39           0.38
Net Gain (Loss) on Securities
  (realized and unrealized)  .......................            2.59          (1.59)         (1.10)         (0.52)          1.15
                                                        ------------   ------------   ------------   ------------   ------------
  Total from investment operations .................            2.82          (1.29)         (0.77)         (0.13)          1.53
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............           (0.22)         (0.54)         (0.44)         (0.04)         (0.60)
Distributions (from Realized Gains) ................               -              -          (1.24)         (0.69)             -
                                                        ------------   ------------   ------------   ------------   ------------
  Total Distributions ..............................           (0.22)         (0.54)         (1.68)         (0.73)         (0.60)
                                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD ......................    $      14.40   $      11.80   $      13.63   $      16.08   $      16.94
                                                        ============   ============   ============   ============   ============
TOTAL RETURN (b) ...................................            23.9%          (9.6%)         (5.1%)         (0.9%)          9.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............    $     86,383      $  67,762      $  87,348      $  88,581   $     98,487
Ratio of Expenses to Average Net Assets ............            1.23%          1.26%          1.25%          1.25%          1.17%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................            1.86%          2.22%          2.34%          2.31%          2.45%
Portfolio Turnover Rate ............................              98%           116%            98%            44%            24%

SERIES O (EQUITY INCOME)

                                                                             FISCAL YEARS ENDED DECEMBER 31
                                                        ------------------------------------------------------------------------
                                                           2003(d)        2002(d)        2001(d)         2000           1999
                                                        ------------   ------------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................    $      13.17   $      16.00   $      17.66   $      17.27   $      18.35
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)  ......................            0.22           0.20           0.21           0.31           0.30
Net Gain (Loss) on Securities
  (realized and unrealized)  .......................            3.09          (2.26)             -           1.76           0.19
                                                        ------------   ------------   ------------   ------------   ------------
  Total from investment operations .................            3.31          (2.06)          0.21           2.07           0.49
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............           (0.20)         (0.39)         (0.30)         (0.04)         (0.59)
Distributions (from Capital Gains)  ................           (0.14)         (0.38)         (1.57)         (1.64)         (0.98)
                                                        ------------   ------------   ------------   ------------   ------------
  Total Distributions ..............................           (0.34)         (0.77)         (1.87)         (1.68)         (1.57)
                                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD ......................    $      16.14   $      13.17   $      16.00   $      17.66   $      17.27
                                                        ============   ============   ============   ============   ============
TOTAL RETURN (b) ...................................            25.3%         (13.4%)          1.3%          12.9%           3.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............    $    196,720   $    163,555   $    186,826   $    178,756   $    207,022
Ratio of Expenses to Average Net Assets ............            1.09%          1.09%          1.08%          1.10%          1.09%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................            1.55%          1.40%          1.32%          1.74%          1.66%
Portfolio Turnover Rate ............................              19%            23%            21%            68%            35%

                             See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES P (HIGH YIELD)

                                                                             FISCAL YEARS ENDED DECEMBER 31
                                                        ------------------------------------------------------------------------
                                                           2003(d)        2002(k)        2001(h)         2000          1999(c)
                                                        ------------   ------------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................    $      12.79   $      13.60   $      14.25   $      15.51   $      16.80
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)  ......................            0.90           0.93           1.26           1.12           1.30
Net Gain (Loss) on Securities
  (realized and unrealized)  .......................            1.87          (0.88)         (0.63)         (1.36)         (1.08)
                                                        ------------   ------------   ------------   ------------   ------------
  Total from investment operations .................            2.77           0.05           0.63          (0.24)          0.22
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............           (0.85)         (0.86)         (1.28)         (1.02)         (1.37)
Distributions (from Capital Gains)  ................               -              -              -              -          (0.10)
Return of Capital ..................................               -              -              -              -          (0.04)
                                                        ------------   ------------   ------------   ------------   ------------
  Total Distributions ..............................           (0.85)         (0.86)         (1.28)         (1.02)         (1.51)
                                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD ......................    $      14.71   $      12.79   $      13.60   $      14.25   $      15.51
                                                        ============   ============   ============   ============   ============
TOTAL RETURN (b) ...................................            21.7%           0.4%           4.4%          (1.5%)          1.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............    $     78,491   $     41,381   $     29,384   $     22,616   $     19,152
Ratio of Expenses to Average Net Assets ............            0.87%          0.88%          0.86%          0.87%          0.18%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................            7.53%          8.12%          8.73%          8.06%          8.55%
Portfolio Turnover Rate ............................              52%            80%            80%            34%            29%

SERIES Q (SMALL CAP VALUE)

                                                                      FISCAL YEARS ENDED DECEMBER 31
                                                        ---------------------------------------------------------
                                                           2003(d)         2002          2001(d)      2000(d)(f)
                                                        ------------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................    $      11.24   $      12.79   $      10.74   $      10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)  ......................           (0.03)         (0.09)         (0.04)         (0.02)
Net Gain (Loss) on Securities
  (realized and unrealized)  .......................            5.73          (0.79)          2.41           0.76
                                                        ------------   ------------   ------------   ------------
  Total from investment operations .................            5.70          (0.88)          2.37           0.74
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............               -              -              -              -
Distributions (from Capital Gains)  ................           (0.10)         (0.67)         (0.32)             -
                                                        ------------   ------------   ------------   ------------
  Total Distributions ..............................           (0.10)         (0.67)         (0.32)             -
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD ......................    $      16.84   $      11.24   $      12.79   $      10.74
                                                        ============   ============   ============   ============

TOTAL RETURN (b) ...................................            50.9%          (7.0%)         22.2%           7.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............    $     87,297   $     50,830   $     58,198   $     10,427
Ratio of Expenses to Average Net Assets ............            1.22%          1.22%          1.18%          1.49%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................           (0.28%)        (0.59%)        (0.42%)        (0.41%)
Portfolio Turnover Rate ............................              37%            56%            47%            81%

                             See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES S (SOCIAL AWARENESS)

                                                                             FISCAL YEARS ENDED DECEMBER 31
                                                        --------------------------------------------------------------------------
                                                          2003(d)         2002             2001(d)           2000(d)        1999
                                                        ---------      ----------        ----------        ----------     --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..................   $   17.58      $    22.64        $    27.62        $    31.71     $  28.40
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).........................        0.10            0.06              0.04             (0.02)        0.07
Net Gain (Loss) on Securities
    (realized and unrealized)........................        4.11           (5.01)            (3.55)            (4.07)        4.60
                                                        ---------      ----------        ----------        ----------     --------
   Total from investment operations..................        4.21           (4.95)            (3.51)            (4.09)        4.67
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)...............       (0.09)          (0.11)               --                --        (0.16)
Distributions (from Capital Gains)...................          --              --             (0.53)               --        (1.20)
Distributions (in Excess of Capital Gains)...........          --              --             (0.94)               --           --
                                                        ---------      ----------        ----------        ----------     --------
   Total Distributions...............................       (0.09)          (0.11)            (1.47)               --        (1.36)
                                                        ---------      ----------        ----------        ----------     --------
NET ASSET VALUE END OF PERIOD........................   $   21.70      $    17.58        $    22.64        $    27.62     $  31.71
                                                        =========      ==========        ==========        ==========     ========
TOTAL RETURN (b).....................................        24.0%          (21.9%)           (13.1%)           (12.9%)       17.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).................   $ 118,450     $   108,658        $  158,686        $  208,709     $236,576
Ratio of Expenses to Average Net Assets..............        0.83%           0.83%             0.83%             0.83%        0.82%
Ratio of Net Investment Income (Loss) to Average
   Net Assets........................................        0.50%           0.29%             0.17%            (0.05%)       0.29%
Portfolio Turnover Rate..............................          19%              5%               10%               24%          24%

SERIES V (MID CAP VALUE)

                                                                             FISCAL YEARS ENDED DECEMBER 31
                                                        ----------------------------------------------------------------------
                                                          2003(d)         2002           2001(d)         2000          1999
                                                        ----------     ---------       ----------     ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................   $    18.68     $   23.49       $    22.19     $    16.73    $    14.83
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ........................         0.07          0.10             0.09           0.08          0.03
Net Gain (Loss) on Securities
  (realized and unrealized) .........................        10.03         (3.16)            2.31           5.57          2.66
                                                        ----------     ---------       ----------     ----------    ----------
  Total from investment operations ..................        10.10         (3.06)            2.40           5.65          2.69
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..............        (0.06)        (0.19)           (0.08)            --         (0.05)
Distributions (from Capital Gains) ..................        (0.39)        (1.56)           (1.02)         (0.19)        (0.74)
                                                        ----------     ---------       ----------     ----------    ----------
  Total Distributions ...............................        (0.45)        (1.75)           (1.10)         (0.19)        (0.79)
                                                        ----------     ---------       ----------     ----------    ----------
NET ASSET VALUE END OF PERIOD .......................   $    28.33     $   18.68       $    23.49     $    22.19    $    16.73
                                                        ==========     =========       ==========     ==========    ==========
TOTAL RETURN (b) ....................................         54.3%        (14.1%)           11.1%          33.8%         18.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................   $  223,658     $ 147,512       $  166,860     $  115,551    $   42,885
Ratio of Expenses to Average Net Assets .............         0.83%         0.84%            0.85%          0.84%         0.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................         0.36%         0.46%            0.43%          0.55%         0.32%
Portfolio Turnover Rate .............................           59%           65%              50%            35%           57%

                          131 See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES W (MAIN STREET GROWTH & INCOME(R))

                                                                     FISCAL YEARS ENDED DECEMBER 31
                                                         ----------------------------------------------------
                                                           2003(d)        2002         2001(d)     2000(d)(f)
                                                         ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...................  $     6.51    $     8.10    $     9.01    $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..........................        0.03          0.03          0.01            --
Net Gain (Loss) on Securities
  (realized and unrealized) ...........................        1.68         (1.59)        (0.91)        (0.98)
                                                         ----------    ----------    ----------    ----------
  Total from investment operations ....................        1.71         (1.56)        (0.90)        (0.98)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ................       (0.03)        (0.03)        (0.01)        (0.01)
Distributions (from Capital Gains) ....................          --            --            --            --
                                                         ----------    ----------    ----------    ----------
  Total Distributions .................................       (0.03)        (0.03)        (0.01)        (0.01)
                                                         ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD .........................  $     8.19    $     6.51    $     8.10    $     9.01
                                                         ==========    ==========    ==========    ==========
TOTAL RETURN (b) ......................................        26.3%        (19.3%)       (10.0%)        (9.8%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..................  $   45,177    $   30,559    $   37,579    $   26,638
Ratio of Expenses to Average Net Assets ...............        1.25%         1.24%         1.25%         1.23%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ..........................................        0.48%         0.37%         0.14%         0.14%
Portfolio Turnover Rate ...............................          81%           92%           67%           57%


SERIES X (SMALL CAP GROWTH)

                                                                             FISCAL YEARS ENDED DECEMBER 31
                                                         ------------------------------------------------------------------
                                                          2003(d)       2002(l)         2001          2000         1999(c)
                                                         ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...................  $     9.30    $    12.66    $    17.55    $    19.40    $    10.67
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..........................       (0.10)        (0.10)        (0.09)        (0.07)           --
Net Gain (Loss) on Securities
  (realized and unrealized) ...........................        5.35         (3.26)        (4.80)        (1.59)         9.27
                                                         ----------    ----------    ----------    ----------    ----------
  Total from investment operations ....................        5.25         (3.36)        (4.89)        (1.66)         9.27
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ................          --            --            --            --         (0.02)
Distributions (from Capital Gains) ....................          --            --            --            --         (0.52)
Distributions (in excess of Capital Gains) ............          --            --            --         (0.18)           --
Return of Capital .....................................          --            --            --         (0.01)           --
                                                         ----------    ----------    ----------    ----------    ----------
  Total Distributions .................................          --            --            --         (0.19)        (0.54)
                                                         ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD .........................  $    14.55    $     9.30    $    12.66    $    17.55    $    19.40
                                                         ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (b) ......................................        56.5%        (26.5%)       (27.9%)        (8.7%)        87.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..................  $   89,740    $   48,193    $   73,408    $  114,283    $   44,095
Ratio of Expenses to Average Net Assets ...............        1.17%         1.15%         1.15%         1.13%         0.57%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ..........................................       (1.00%)       (0.89%)       (0.66%)       (0.44%)          --
Portfolio Turnover Rate ...............................         208%          282%          353%          335%          283%

                          132 See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES Y (SELECT 25)

                                                                             FISCAL YEARS ENDED DECEMBER 31
                                                         ------------------------------------------------------------------
                                                           2003(d)       2002           2001         2000(d)       1999(e)
                                                         ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...................  $     6.86    $     9.35    $    10.38    $    12.37    $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..........................          --         (0.01)        (0.02)        (0.02)        (0.01)
Net Gain (Loss) on Securities
  (realized and unrealized) ...........................        1.22         (2.48)        (1.01)        (1.97)         2.38
                                                         ----------    ----------    ----------    ----------    ----------
  Total from investment operations ....................        1.22         (2.49)        (1.03)        (1.99)         2.37
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ................          --            --            --            --            --
Distributions (from Capital Gains) ....................          --            --            --            --            --
                                                         ----------    ----------    ----------    ----------    ----------
  Total Distributions .................................          --            --            --            --            --
                                                         ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD .........................  $     8.08    $     6.86    $     9.35    $    10.38    $    12.37
                                                         ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (b) ......................................        17.8%        (26.6%)        (9.9%)       (16.1%)        23.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..................  $   34,790    $   34,286    $   52,998    $   65,011    $   31,399
Ratio of Expenses to Average Net Assets ...............        0.93%         0.89%         0.88%         0.89%         0.97%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ..........................................       (0.01%)       (0.18%)       (0.20%)       (0.16%)       (0.16%)
Portfolio Turnover Rate ...............................          49%           34%           38%           68%           54%

SERIES Z (ALPHA OPPORTUNITY)

                                                               FISCAL YEAR ENDED DECEMBER 31
                                                               -----------------------------
                                                                       2003 (d)(n)
                                                                       -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...................                $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..........................                    (0.06)
Net Gain (Loss) on Securities
  (realized and unrealized) ...........................                     1.88
                                                                       ---------
  Total from investment operations ....................                     1.82
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ................                       --
Distributions (from Capital Gains) ....................                    (0.64)
                                                                       ---------
  Total Distributions .................................                    (0.64)
                                                                       ---------
NET ASSET VALUE END OF PERIOD .........................                $   11.18
                                                                       =========
TOTAL RETURN (b) ......................................                     18.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..................                $   6,738
Ratio of Expenses to Average Net Assets ...............                     2.52%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................                     (1.33%)
Portfolio Turnover Rate ...............................                      966%

                          133 See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(c) Fund expenses for Series H, P and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

                      2003           2002        2001      2000        1999
                      ----           ----        ----      ----        ----
Series H              0.96%            *           *         *            *
Series P                 *             *           *         *         0.86%
Series X                 *             *           *         *         1.33%
Series Z              2.62%           --          --        --           --

(d) Expense ratios were calculated without the reduction for earnings credits and marketing fees paid indirectly. Expense ratios with such reductions would have been as follows:

                 2003       2002       2001       2000        1999
                 ----       ----       ----       ----        ----
Series A         0.82%         *       0.82%      0.82%          *
Series B         0.83%      0.82%      0.83%      0.82%          *
Series C         0.59%         *          *          *           *
Series D         1.25%         *          *          *           *
Series E         0.84%         *          *          *           *
Series G         1.19%         *       1.22%      1.23%         --
Series H         0.77%         *          *          *           *
Series J         0.83%         *       0.83%      0.82%          *
Series N         1.23%         *          *          *           *
Series O         1.08%      1.08%      1.08%         *           *
Series P         0.87%         *          *          *           *
Series Q         1.22%         *       1.17%      1.23%         --
Series S         0.83%         *       0.84%      0.83%          *
Series V         0.83%         *       0.83%         *           *
Series W         1.25%         *       1.24%      1.17%         --
Series X         1.16%         *          *          *           *
Series Y         0.93%         *          *       0.89%          *
Series Z         2.50%        --         --         --          --

* Ratio is as reported in the accompanying financial highlights.

(e) Series H and Y were initially capitalized on May 3, 1999, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(f) Series G, Q and W were initially capitalized on May 1, 2000 with net asset values of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(g) The Dreyfus Corporation became Subadvisor of Series B effective January 2, 2001. Prior to January 2, 2001, advisory services were provided by the Investment Manager.

(h) As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended
     December 31, 2001, was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase (decrease) the ratio of net investment income to aver- age net assets from (0.02%) to 0.12%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(i) The financial highlights for Series D as set forth herein exclude the historical financial highlights of Series M. The assets of Series M were acquired by Series D on August 27, 2002.

(j) The financial highlights for Series G as set forth herein exclude the historical financial highlights of Series L. The assets of Series L were acquired by Series G on August 27, 2002.

(k) The financial highlights for Series P as set forth herein exclude the historical financial highlights of Series K. The assets of Series K were acquired by Series P on August 27, 2002.

(l) RS Investments, Inc., became the Subadvisor of Series X effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC (SMC) paid Strong Capital Management, Inc., for sub-advisory services.

(m) Northern Trust became the Subadvisor of Series H effective May 1, 2003. Prior to May 1, 2003, Security Management Company, LLC(SMC) paid Deutsche Asset Management for sub-advisory services.

(n) Series Z was initially capitalized on July 7, 2003, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(o) The financial highlights for Series D as set forth herein exclude the historical financial highlights of Series I. The assets of Series I were acquired by Series D on October 3, 2003.

(p) The financial highlights for Series J as set forth herein exclude the historical financial highlights of Series T. The assets of Series T were acquired by Series J on October 3, 2003.

                          134 See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

         SBL Fund (The Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to separate accounts of Security Benefit Life Insurance Company (SBL). The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

         A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or Nasdaq on such day, the security is valued at the closing bid price on such day. If there is no bid or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a fund's portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the fund's NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

         Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

         B. REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

         C. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The series which invest in foreign securities and currencies do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

         Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

         D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign exchange contracts in connection with the purchase or sale of securities denominated in foreign currency. A series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

         E. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity,

DECEMBER 31, 2003

minimizing transaction costs and hedging possible variations in foreign exchange rates. The Fund may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the series may pay from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the series is required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; pledged securities are noted in the Schedule of Investments. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the series. The series realizes a gain or loss when the contract is closed or expires.

         F. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively, (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. Options may be used to hedge the series portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

         The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

         G. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex- dividend date. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities.

         H. EXPENSES - Expenses that are directly related to one of the series are charged directly to that series. Other operating expenses are allocated to the series on the basis of relative net assets.

         I. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

         J. TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

         K. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

         L. SECURITIES LENDING - Certain of the Series may lend up to 33 1/3% of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities in order to earn additional income. Each series receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The series also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the series. The series has the right under the lending agreement to recover the securites from the borrower on demand. No securities were loaned at December 31, 2003.

         M. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         N. SHORT SALES - Certain of the series may make short sales "against the box," in which the series enters into a short sale of a security it owns. At no time will more than 15% of the value of the series' net assets be in deposits on short sales against the box. In a short sale that is not "against the box," a series sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the series must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The series must replace the security borrowed by purchasing it at the market price at the time of replacement. The series is said to have a "short position" in securities sold until it delivers them to the broker. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities, resulting in off-balance sheet risks to the series. The series are liable for any

DECEMBER 31, 2003

dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Series are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         Management fees are payable to Security Management Company, LLC (SMC) under an investment advisory contract at an annual rate of .50% of the average daily net assets for Series C, .75% for Series A, B, E, H, J, P, S, V and Y, and 1.00% for Series D, G, N, O, Q, W and X.

         SMC pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of SBL Series D and another Fund managed by SMC, Security Equity Fund Global Series, computed on a daily basis as follows:

Combined Average Daily Net Assets of the Series               Annual Fees
-----------------------------------------------               -----------
$0 to $300 Million.............................                 .35%
$300 Million to $750 Million...................                 .30%
$750 million or more...........................                 .25%

         SMC also pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily net assets of Series W, computed on a daily basis as follows:

Average Daily Net Assets of the Series                        Annual Fees
--------------------------------------                        -----------
$0 to $50 Million ....................                           .35%
$50 Million to $250 Million...........                           .30%
$250 million or more..................                           .25%

         SMC pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $25,000,000 of average daily net assets of Series N and .35% of the average daily net assets of Series N in excess of $25,000,000 for management services provided to that Series. SMC also pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average daily net assets of Series O and .40% of the average daily net assets in excess of $20,000,000 for management services provided to Series O.

         SMC pays Strong Capital Management, Inc. with respect to Series Q, an annual fee based on the average net assets of the Series. The fees for these services are out-lined below:

Average Daily Net Assets of the Series                        Annual Fees
--------------------------------------                        -----------
Less Than $150 Million................                            0.50%
$150 Million to $500 Million..........                            0.45%
$500 Million or more..................                            0.40%

         SMC pays RS Investments an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series X and Security Equity Fund Small Cap Growth Series, computed on a daily basis as follows:

Combined Average Daily Net Assets                          Annual Fees
---------------------------------                          -----------
$0 to $100 Million.................                            0.55%
$100 Million to $400 Million.......                            0.50%
Over $400 Million..................                            0.45%



         SMC paid Deutsche Asset Management, Inc. (prior to May 1, 2003)and Northern Trust (effective May 1, 2003) an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series H and another Fund, managed by SMC, Security Equity Fund Enhanced Index Series, as follows:

Combined Average Daily Net Assets of the Series                  Annual Fees
-----------------------------------------------                  -----------
$0 to $100 Million.............................                      .20%
$100 Million to $300 Million...................                      .15%
$300 million or more...........................                      .13%

         Effective May 1, 2003, Northern Trust began providing investment advisory services to Series H and another fund managed by SMC, Security Equity Fund Enhanced Index Series. For the services provided to Series H, SMC pays Northern Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series H and Security Equity Fund Enhanced Index Series, computed on a daily basis as follows:

Combined Average Daily Net Assets of the Series                  Annual Fees
-----------------------------------------------                  -----------
$0 to $100 Million.............................                      .20%
$100 Million to $300 Million...................                      .15%
$300 Million or more...........................                      .13%

         In addition, SMC has voluntarily agreed to waive .25% of the management fees for Series H effective May 1, 2003.

         During its first 12 months of operations, the Investment Manager will pay Mainstream the base fee of 2.50% without any adjustment for performance. Performance adjustments will begin on August 1, 2004 based upon the performance during the 12 months ended July 1, 2004 of that portion of Series Z's assets managed by Mainstream. Thereafter, the Investment Manager will calculate the performance adjustment at the end of each calendar month based upon the investment performance of the assets managed by Mainstream during the twelve-month period ending on the last day of the prior month compared to the investment record of the S&P 500 Index during the same period.

         Series Z's assets are reallocated between Mainstream and the Investment Manager on a monthly basis to an approximately equal allocation. This procedure ensures that the Investment Manager cannot make allocation decisions that favor the Investment Manager over Mainstream.

         After the first 12 months of operations SMC receives a management fee from Series Z that is composed of two components. The first component is an annual base fee equal to 2.00% of Series Z average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee depending on how Series Z performed relative to the S&P 500 Index.

         SMC pays Mainstream Investment Advisers, LLC an annual fee equal to 2.50% of that portion of Series Z's assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending on how that portion of Series Z's assets performed relative to the S&P 500 Index.

         The pro rata adjustment upward or downward will be determined based upon the investment performance of that portion of Series Z's assets managed by Mainstream relative to the investment record of the S&P 500 Index. Approximately 50 percent

DECEMBER 31, 2003

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

of the portfolio is managed by Mainstream Investment Advisers, LLC and the remainder is managed by SMC. The amount of any upward adjustment in the Base Fee will be equal to 1.50% multiplied by the ratio of the number of percentage points by which the investment performance of the Series Z's assets managed by Mainstream exceeds the investment record of the S&P 500 Index as compared to 30 percentage points.

         The maximum performance adjustment upward or downward is 1.50% annually. Depending on the performance of that portion of the Fund's assets managed by Mainstream, the Investment Manager may pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees.

         SMC pays the Dreyfus Corporation an annual fee equal to .25% of the average daily closing value of the combined net assets of Series B and another fund managed by SMC, Security Large Cap Value Fund (formerly Security Growth & Income Fund) computed on a daily basis. Beginning January 1, 2002, the Dreyfus Corporation agreed to waive .10% of the average daily closing value of the combined net assets of Series B and another fund managed by SMC, Security Large Cap Value Fund, computed on a daily basis until December 31, 2006.

         The investment advisory contract between the Fund and SMC provides that the total annual expenses of each series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the year ended December 31, 2003, SMC agreed to limit the total expenses for Series P, V, and X to an annual rate of 2% of the average daily net asset value of each respective series, and limit Series G, H, Q, W and Y to an annual rate of 1.75%. SMC has agreed to limit the total other expenses for Series Z to 0.50%.

         The Fund has entered into a contract with SMC for transfer agent services and administrative services provided to the Fund. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Series A, B, C, D, E, J, N, O, P, S and V, plus the greater of .10% of the average daily net assets of Series D and N, or $60,000. With respect to series G, H, Q, W, X, and Y, SMC receives a fee at an annual rate of .09% of the average daily net assets of the series. For Series Z, SMC receives an administrative fee equal to .145% of the average daily net assets of the series.

         The Fund has directed SMC and certain of the sub-advisors to execute certain portfolio trades with broker/dealers in a manner that will benefit the Fund. Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is a national distributor for SBL Fund. These broker/dealers have agreed to either direct a portion of their brokerage commissions to SDI for use in promoting the distribution of Fund shares, or to provide brokerage credits, benefits or other services to be used to promote distribution of Fund shares (the "Brokerage Enhancement Plan"). The duty to seek best execution still applies to these portfolio trades. For the year ended December 31, 2003, the amounts generated under the Brokerage Enhancement Plan were as follows: Series A$0, Series B $243,770, Series G $0, Series J $0, Series O $12,385, Series S $0, Series V $0, and Series Y $0.

DECEMBER 31, 2003

3. UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENT SECURITIES

         For federal income tax purposes, the amounts of unrealized appreciation (depreciation) for each Series' investments were as follows:

                            AGGREGATE GROSS    AGGREGATE GROSS    NET UNREALIZED
                              UNREALIZED         UNREALIZED        APPRECIATION
                             APPRECIATION       DEPRECIATION      (DEPRECIATION)
                             ------------       ------------      --------------
SERIES A
  (Equity) .............     $ 108,820,879      $ (22,933,666)     $ 85,887,213
SERIES B
  (Large Cap Value) ....        60,960,032        (4,798,462)        56,161,570
SERIES C
  (Money Market) .......            12,116            (1,679)            10,437
SERIES D
  (Global) .............       101,263,267        (13,030,441)       88,232,826
SERIES E
  (Diversified Income) .         4,848,038        (2,372,207)         2,475,831
SERIES G
  (Large Cap Growth) ...         3,151,491          (666,940)         2,484,551
SERIES H
  (Enhanced Index) .....         1,494,566        (2,903,911)        (1,409,345)
SERIES J
  (Mid Cap Growth) .....       119,834,933       (35,824,850)        84,010,083
SERIES N
  (Managed Asset
  Allocation) ..........        10,430,689        (1,642,874)         8,787,815
SERIES O
  (Equity Income) ......        25,358,567       (14,847,687)        10,510,880
SERIES P
  (High Yield) .........         5,358,233        (2,529,317)         2,828,916
SERIES Q
  (Small Cap Value) ....        22,556,223        (2,684,676)        19,871,547
SERIES S
  (Social Awareness) ...        20,854,089       (14,718,172)         6,135,917
SERIES V
  (Mid Cap Value) ......        63,847,029        (7,882,663)        55,964,366
SERIES W
  (Main Street Growth
  & Income) ............         5,720,260         (1,091,400)        4,628,860
SERIES X
  (Small Cap Growth) ...        16,076,434          (541,800)        15,534,634
SERIES Y
  (Select 25) ..........         3,585,374        (1,033,651)         2,551,723
SERIES Z
  (Alpha Opportunity) ..           116,738           (17,031)            99,707

4. INVESTMENT TRANSACTIONS

         Investment transactions for the period ended December 31, 2003, (excluding overnight investments and short-term debt securities) are as follows:

                 PROCEEDS
 PURCHASES      FROM SALES
 ---------      ----------
$267,655,165   $304,440,112

 224,217,749    258,933,410

          --             --

 143,417,430    144,715,445

  79,425,490    115,151,853

  18,902,141     10,318,254

  15,112,895     11,538,651

 211,958,632    226,210,278


  74,775,009     70,649,901

  31,095,293     36,424,371

  57,945,692     28,909,808

  24,574,390     21,241,416

  20,416,333     32,701,392

 103,135,980    100,988,120


  34,535,811     28,290,315

 124,983,089    117,114,828

  15,744,530     20,087,170

  18,224,390     15,559,568

DECEMBER 31, 2003

5. OPEN FUTURES CONTRACTS

                                 NUMBER OF  EXPIRATION    CONTRACT      MARKET   UNREALIZED
                       POSITION  CONTRACTS    DATE         AMOUNT       VALUE       GAIN
                       --------  ---------  ----------  ------------  ---------  ----------
SERIES H
S&P 500 E-Mini Future    Long        12      03/19/04    $  660,786   $ 666,300  $    5,514
                                                                                 ==========

SERIES Z
S&P 500 Index Future     Long        10      03/18/04     2,652,428   2,776,500  $  124,072
                                                                                 ==========

6. CAPITAL SHARE TRANSACTIONS

         The Fund is authorized to issue an unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Fund for the years ended December 31, 2003 and 2002, respectively, were as follows:

                                                                                                            2003          2003
                         2003         2003         2003        2003          2003           2003         INCREASE       INCREASE
                        SHARES       AMOUNT       SHARES      AMOUNT        SHARES         AMOUNT       (DECREASE)     (DECREASE)
                         SOLD         SOLD      REINVESTED  REINVESTED     REDEEMED       REDEEMED        SHARES         AMOUNT
                      ----------  ------------  ----------  -----------  -----------   -------------   -----------   -------------
SERIES A
(Equity)               5,367,510  $ 97,529,750     158,232  $ 3,151,576   (8,836,725)  $(159,480,227)  $(3,310,983)  $ (58,798,901)

SERIES B
(Large Cap Value)      4,012,799    61,988,331     203,135    3,492,855   (6,427,509)    (96,300,845)   (2,211,575)    (30,819,659)

SERIES C
(Money Market)        21,292,010   252,314,124      60,767      717,127  (23,947,413)   (283,763,705)   (2,594,636)    (30,732,454)

SERIES D
(Global)              27,414,717   149,848,070     140,307      919,013  (31,727,709)   (171,062,231)   (4,172,685)    (20,295,148)

SERIES E
(Diversified Income)   6,564,011    77,940,016   1,411,545   15,865,608  (10,085,989)   (119,830,471)   (2,110,433)    (26,024,847)

SERIES G
(Large Cap Growth)     6,173,078    33,581,675          --           --   (4,477,229)    (24,239,522)    1,695,849       9,342,153

SERIES H
(Enhanced Index)       1,816,279    13,045,946      28,106      228,223   (1,653,522)    (11,592,782)      190,863       1,681,387

SERIES J
(Mid Cap Growth)       5,553,332   108,547,105          --           --   (7,211,922)   (141,812,415)   (1,658,590)    (33,265,310)

SERIES N
(Managed Asset
Allocation)            1,624,766    20,905,956      90,747    1,282,674   (1,457,599)    (18,356,803)      257,914       3,831,827

SERIES O
(Equity Income)        3,375,416    47,400,548     261,003    3,994,651   (3,863,491)    (52,906,421)     (227,072)     (1,511,222)

SERIES P
(High Yield)           5,440,332    76,721,501     290,230    4,254,870   (3,632,230)    (51,582,503)    2,098,332      29,393,868

SERIES Q
(Small Cap Value)      3,810,666    51,727,115      33,634      482,994   (3,181,431)    (41,155,870)      662,869      11,054,239

SERIES S
(Social Awareness)       737,876    14,174,608      23,602      502,244   (1,484,400)    (28,087,540)     (722,922)    (13,410,688)

SERIES V
(Mid Cap Value)        2,976,917    69,317,375     130,044    3,392,448   (3,108,431)    (68,066,760)       (1,470)      4,643,063

SERIES W
(Main Street Growth
  & Income(R))         2,448,894    17,409,674      19,943      160,140   (1,645,990)    (11,486,230)      822,847       6,083,584

SERIES X
(Small Cap Growth)     3,273,469    39,702,411          --           --   (2,286,835)    (25,603,610)      986,634      14,098,801

SERIES Y
(Select 25)            1,606,934    11,578,696          --           --   (2,296,566)    (16,539,928)     (689,632)     (4,961,232)

SERIES Z
(Alpha Opportunity)      576,501     5,831,380      33,187      365,052       (6,997)        (74,606)      602,691       6,121,826

DECEMBER 31, 2003

                                                                                                            2003          2003
                         2003         2003         2003        2003          2003           2003         INCREASE       INCREASE
                        SHARES       AMOUNT       SHARES      AMOUNT        SHARES         AMOUNT       (DECREASE)     (DECREASE)
                         SOLD         SOLD      REINVESTED  REINVESTED     REDEEMED       REDEEMED        SHARES         AMOUNT
                      ----------  ------------  ----------  -----------  -----------   -------------   -----------   -------------
SERIES A
(Equity)               7,260,384  $138,505,392    268,903   $ 5,071,133  (12,116,332)  $(230,718,755)  (4,587,045)   $ (87,142,230)

SERIES B
(Large Cap Value)      4,676,076    74,306,264    536,053     8,553,190   (8,723,011)   (136,224,535)  (3,510,882)     (53,365,081)

SERIES C
(Money Market)        33,430,237   399,505,225    459,451     5,440,785  (34,728,637)   (415,018,862)    (838,949)     (10,072,852)

SERIES D
(Global)              25,626,508   145,865,165     89,187       437,908  (35,415,183)   (198,960,789)  (9,699,488)     (52,657,716)

SERIES E
(Diversified Income)  13,627,452   155,226,900    651,903     7,170,930  (10,237,950)   (116,699,246)   4,041,405       45,698,584

SERIES G
(Large Cap Growth)     4,601,888    28,011,321         --            --   (3,588,641)    (19,156,784)   1,013,247        8,854,537

SERIES H
(Enhanced Index)       3,152,162    23,351,286     57,901       434,212   (4,267,271)    (30,644,293)  (1,057,208)      (6,858,795)

SERIES J
(Mid Cap Growth)       6,202,929   117,507,106  1,151,899    24,431,773   (8,579,163)   (161,413,212)  (1,224,335)     (19,474,333)

SERIES N
(Managed Asset
Allocation)            1,513,854    19,211,866    258,250     3,220,283   (2,436,607)    (30,555,376)    (664,503)      (8,123,227)

SERIES O
(Equity Income)        5,511,289    80,235,397    615,989     9,226,862   (5,389,230)    (76,430,884)     738,048       13,031,375

SERIES P
(High Yield)           2,604,076    35,483,365    195,914     2,505,696   (3,066,967)    (40,807,283)    (266,977)      (2,818,222)

SERIES Q
(Small Cap Value)      6,124,920    79,310,475    256,159     2,945,948   (6,408,672)    (79,798,979)     (27,593)       2,457,444

SERIES S
(Social Awareness)     1,255,082    24,740,101     34,954       680,253   (2,119,150)    (40,984,098)    (829,114)     (15,563,744)

SERIES V
(Mid Cap Value)        5,090,314   108,600,427    596,019    12,984,871   (4,893,675)    (98,182,744)     792,658       23,402,554

SERIES W
(Main Street Growth
  & Income(R))         2,900,937    21,037,042     20,304       134,209   (2,866,195)    (19,902,732)      55,046        1,268,519

SERIES X
(Small Cap Growth)     4,109,274    43,855,158         --            --   (4,726,160)    (50,113,589)    (616,886)      (6,258,431)

SERIES Y
(Select 25)            2,264,215    17,624,964         --            --   (2,938,619)    (23,094,553)    (674,404)      (5,469,589)

DECEMBER 31, 2003

7. OPTIONS WRITTEN

         The following options written were outstanding for Series J as of December 31, 2003:

SERIES J - PUT OPTIONS WRITTEN OUTSTANDING

                                  Expiration   Exercise   Number of   Market
Common Stock                         Date        Price    Contracts   Value
-------------------------------   ----------   ---------  ---------  --------
Avanex Corporation                2/20/2004    $    5.00       10    $    450
Finisar Corporation               4/16/2004         2.50    5,241      78,615
Netopia, Inc.                     6/18/2004         7.50       70       3,150
Ultratech, Inc.                   5/21/2004        25.00      439      70,240
                                                                     --------
Total put options outstanding
  (premiums received, $306,724)                                      $152,455
                                                                     ========

         Transactions in options written for Series J for the year ended December 31, 2003 were as follows:

SERIES J - CALL OPTIONS WRITTEN

                                   Number of     Premium
                                   Contracts     Amount
                                   ---------   ----------
Balance at December 31, 2002          720      $  156,235
Opened                                570          74,807
Expired                              (480)        (74,828)
Exercised                            (810)       (156,214)
                                     ----      ----------
Balance at December 31, 2003           --      $       --
                                     ====      ==========

SERIES J - PUT OPTIONS WRITTEN

                                   Number of     Premium
                                   Contracts     Amount
                                   ---------   ----------
Balance at December 31, 2002         1,160     $  140,490
Opened                              10,642        763,660
Expired                             (3,822)      (413,276)
Exercised                           (2,220)      (184,150)
                                    ------     ----------
Balance at December 31, 2003         5,760     $  306,724
                                    ======     ==========

         The following options written were outstanding for Series Q as of December 31, 2003:

SERIES Q - CALL OPTIONS WRITTEN OUTSTANDING

                                Expiration  Exercise   Number of    Market
Common Stock                       Date       Price    Contracts     Value
------------------------------  ----------  --------   ---------   --------
Adolph Coors Company (CI.B)      01/16/04    $ 50.00        5      $  2,950
                                 01/16/04      55.00        5           700
                                 04/16/04      55.00        5         1,250
Applera Corporation - Applied
  Biosystems Group               01/16/04      20.00       25         2,375
                                 02/20/04      20.00        5           700
                                 03/19/04      20.00       25         4,625
                                 03/19/04      22.50       15           825
Armor Holdings, Inc.             05/21/04      17.50       15        13,350
                                 05/21/04      25.00       15         4,200
BJ Services Company              01/16/04      32.50       15         5,400
                                 01/16/04      35.00        5           675
Black Box Corporation            02/20/04      45.00        5         1,400
                                 03/19/04      35.00       20        21,800
                                 03/19/04      40.00       25        16,500
                                 03/19/04      45.00       10         3,300
                                 06/18/04      40.00       10         7,800
                                 06/18/04      45.00       10         4,400
Celestica, Inc.                  01/16/04      12.50        5         1,225
                                 01/16/04      15.00       25         1,000
Chesapeake Corporation           02/20/04      20.00        5         3,150
                                 02/20/04      22.50       10         3,800
                                 05/21/04      20.00       15         9,450
Cirrus Logic, Inc.               01/16/04       7.50        5           350
Credence Systems Corporation     01/16/04      12.50       10           900
                                 02/20/04      12.50        5           825
                                 02/20/04      15.00        5           225
                                 05/21/04      12.50        5         1,025
EarthLink, Inc.                  01/16/04      7.50        5       $  1,225
Eclipsys Corporation             01/16/04      10.00        5           800
                                 01/16/04      12.50        5           225
                                 03/19/04      10.00        5         1,025
                                 03/19/04      12.50       10         1,050
                                 06/18/04      15.00       10           600
EGL, Inc.                        02/20/04      15.00        5         1,350
                                 02/20/04      17.50       10           900
FMC Corporation                  01/16/04      25.00        5         4,450
                                 04/16/04      25.00       10         9,000
Foot Locker, Inc.                05/21/04      20.00       10         4,400
Forest Oil Corporation           02/20/04      25.00        5         1,800
Glamis Gold, Ltd.                02/20/04      15.00        5         1,275
Goldcorp, Inc.                   04/16/04      17.50        5           550
H.B. Fuller Company              02/20/04      25.00        5         2,300
Harmony Gold Mining
Company, Ltd. ADR                01/16/04      15.00       15         2,100
                                 02/20/04      15.00        5           875
                                 05/21/04      15.00       15         3,750
Headwaters, Inc.                 02/20/04      15.00        5         2,450
                                 02/20/04      20.00        5           450
JDASoftware Group, Inc.          04/16/04      17.50       35         5,425
Manor Care, Inc.                 02/20/04      32.50       15         3,450
McMoRan Exploration Company      02/20/04      17.50        5         1,150
                                 05/21/04      17.50        5         1,600
Meridian Gold, Inc.              01/16/04      12.50       15         3,075
                                 04/16/04      12.50       10         2,500
                                 04/16/04      15.00       10         1,150
OM Group, Inc.                   04/16/04      17.50       15        13,200
                                 04/16/04      20.00        5         3,300
                                 04/16/04      22.50        5         2,350
Omnicare, Inc.                   01/16/04      37.50        5         1,400
                                 03/19/04      35.00       30        17,100
OraSureTechnologies, Inc.        01/16/04       7.50       15           675
                                 01/16/04      10.00       15           150
OSI Systems, Inc.                01/16/04      17.50       10         1,650
                                 04/16/04      17.50       10         2,550
Pegasus Solutions, Inc.          01/16/04      12.50        5            25
                                 07/16/04      10.00        5           850
R.H. Donnelley Corporation       01/16/04      35.00       30        13,800
                                 01/16/04      40.00       35         2,100
Sharper Image Corporation        01/16/04      30.00       10         3,300
                                 02/20/04      30.00       30        11,100
                                 05/21/04      25.00      100        83,000
                                 05/21/04      30.00       10         4,800
                                 05/21/04      35.00        5         1,150
ShopKo Stores, Inc.              03/19/04      12.50       20         5,800
                                 03/19/04      15.00       10         1,200
Smith International, Inc.        01/16/04      35.00        5         3,250
                                 01/16/04      37.50        5         2,250
                                 04/16/04      35.00        5         3,450
                                 04/16/04      37.50        5         2,500
                                 04/16/04      40.00        5         1,650
Steel Dynamics, Inc.             05/21/04      15.00        5         4,300
                                 05/21/04      17.50       10         6,100
Too, Inc.                        02/20/04      15.00       10         2,200
                                 02/20/04      17.50        5           400
United States Steel
Corporation                      01/16/04      22.50       15        18,150
                                 01/16/04      25.00       25        26,250
                                 02/20/04      35.00        5         1,100
                                 04/16/04      25.00       25        26,000
                                 04/16/04      30.00       20        12,600
York International
Corporation                      02/20/04      30.00       10         6,700
                                 02/20/04      35.00       10         2,450
                                 05/21/04      40.00        5           550
                                                                   --------
Total call options outstanding
  (premiums received, $385,257)                                    $462,525
                                                                   ========

DECEMBER 31, 2003

7. OPTIONS WRITTEN (CONTINUED)

         Transactions in options written for Series Q as of December 31, 2003 were as follows:

SERIES Q - CALL OPTIONS WRITTEN

                                  Number of      Premium
                                  Contracts      Amount
                                  ---------    ----------
Balance at December 31, 2002        1,385      $  276,584
Opened                              5,875       1,331,310
Bought Back                        (5,716)     (1,154,157)
Expired                              (285)        (37,502)
Exercised                            (174)        (30,978)
                                    -----      ----------
Balance at December 31, 2003        1,085      $  385,257
                                    =====      ==========

SERIES V - OPTIONS WRITTEN OUTSTANDING

         The following options written were outstanding for Series V as of December 31, 2003:

SERIES V - CALL OPTIONS WRITTEN OUTSTANDING

                         Expiration    Exercise    Number of    Market
Common Stock                Date        Price      Contracts    Value
-----------------------  ----------    --------    ---------  ---------
Furniture Brands
  International, Inc.     01/16/04     $  25.00       327     $ 137,340
                                                              ---------
Total call options
  outstanding (premiums
  received, $72,266)                                          $ 137,340
                                                              =========

SERIES V - PUT OPTIONS WRITTEN OUTSTANDING

                         Expiration    Exercise    Number of    Market
Common Stock                Date        Price      Contracts    Value
-----------------------  ----------    --------    ---------  ---------
Advanced Fibre
  Communications, Inc.    03/19/04     $  20.00       500     $  72,500
                                                              ---------
Total put options
  outstanding (premiums
  received, $73,496)                                          $  72,500
                                                              =========

         Transactions in options written for Series V for the year ended December 31, 2003 were as follows:

SERIES V - CALL OPTIONS WRITTEN

                                 Number of      Premium
                                 Contracts      Amount
                                 ---------    ----------
Balance at December 31, 2002         200      $   57,398
Opened                             4,973         556,388
Bought Back                         (960)       (147,055)
Expired                           (2,120)       (218,878)
Exercised                         (1,766)       (175,587)
                                  ------      ----------
Balance at December 31, 2003         327      $   72,266
                                  ======      ==========

SERIES V - PUT OPTIONS WRITTEN

                                 Number of      Premium
                                 Contracts      Amount
                                 ---------    ----------
Balance at December 31, 2002         926      $  154,932
Opened                             5,509         521,675
Bought Back                           --              --
Expired                           (4,215)       (476,526)
Exercised                         (1,720        (126,585)
                                  ------      ----------
Balance at December 31, 2003         500      $   73,496
                                  ======      ==========

DECEMBER 31, 2003

8. FEDERAL TAX MATTERS

         Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to interest income accrued for defaulted and variable rate securities for tax purposes and differing book and tax amortization methods for premium and market discount. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise. The following adjustments were made to the Statement of Assets and Liabilities to reflect permanent differences:

           ACCUMULATED   UNDISTRIBUTED
           NET REALIZED  NET INVESTMENT      PAID-IN-
           GAIN/(LOSS)       INCOME          CAPITAL
           ------------  --------------    ----------
Series D      716,105        (925,882)        209,777
Series E     (276,287)        276,287              --
Series G           --          19,633         (19,633)
Series J           --       2,122,054      (2,122,054)
Series N     (127,296)        121,578           5,718
Series O       23,642         (23,642)             --
Series P      (91,411)         91,411              --
Series Q           74         167,142        (167,216)
Series V       23,200         (23,200)             --
Series W           54             (54)             --
Series X           --         617,018        (617,018)
Series Y           --           1,805          (1,805)
Series Z      (36,595)         36,595              --

At December 31, 2003, the following funds had capital loss carryovers and deferred post-October losses to offset future realized capital gains as follows:

                                          DEFERRED
           CAPITAL LOSS                 POST-OCTOBER
            CARRYOVERS     EXPIRES IN     LOSSES
           -------------   ----------   ------------
Series A   $  28,163,255      2009                --
               1,228,865      2011
           -------------
           $  29,392,120
           =============

Series B   $ 220,447,557      2008       $   288,840
               5,057,813      2009
              87,172,720      2010
              26,620,854      2011
           -------------
           $ 339,298,944
           =============

Series D   $  16,077,372      2009       $   144,793
              30,138,019      2010
              13,788,921      2011
           -------------
           $  60,004,312
           =============

Series E   $      24,058      2004                --
               3,286,357      2005
                 389,008      2007
               9,322,945      2008
                 719,015      2010
           -------------
           $  13,741,383
           =============

Series G   $      80,073      2008                --
               9,976,892      2009
               4,762,728      2010
               3,378,968      2011
           -------------
           $  18,198,661
           =============

Series H   $     588,735      2008       $   229,836
               2,046,119      2009
               3,351,705      2010
               5,084,188      2011
           -------------
           $  11,070,747
           =============

Series J   $   6,477,530      2008                --
               8,108,217      2009
              12,890,625      2010
           -------------
           $  27,476,372
           =============

Series N   $     240,046      2009       $     1,299
               3,523,012      2010
                 714,701      2011
            ------------
            $  4,477,759
           =============

Series O   $       7,663      2011                --

Series P   $     452,492      2007       $    64,518
                 628,276      2008
               1,384,178      2009
               1,081,601      2010
                 671,214      2011
           -------------
           $   4,217,761
           =============

Series S   $   4,064,149      2009                --
               3,634,862      2010
           -------------
           $   7,699,011
           =============

Series W   $      46,888      2008                --
               3,823,461      2009
               4,844,192      2010
               1,398,760      2011
           -------------
           $  10,113,301
           =============

Series X   $  39,743,833      2009                --
               9,772,253      2010
           -------------
           $  49,516,086
           =============

Series Y   $      91,338      2007       $ 1,395,174
               4,034,029      2008
               5,673,178      2009
               5,905,423      2010
               6,092,309      2011
           -------------
           $  21,796,277
           =============

         The tax character of distributions paid during the year ended December 31, 2002 and 2003 was the same as financial statement purposes, except for the following series:

Distributions from:

             ORDINARY      LONG-TERM                      RETURN
              INCOME      CAPITAL GAIN     SUBTOTAL     OF CAPITAL      TOTAL
           ------------   ------------   ------------   ----------   ------------
2002
Series O   $  4,749,665   $  4,477,197   $  9,226,862      $ --      $  9,226,862

2003
Series O      2,519,784      1,474,867      3,994,651        --         3,994,651
Series Z        365,052             --        365,052        --           365,052

Short term distributions are treated as ordinary distributions for federal income tax purposes.

DECEMBER 31, 2003

8. FEDERAL TAX MATTERS (CONTINUED)

         As of December 31, 2003, the components of distributable earnings on a tax basis were the same as financial statement purposes except for the following series:

                UNDISTRIBUTED  UNDISTRIBUTED   ACCUMULATED     UNREALIZED
                  ORDINARY       LONG-TERM     CAPITAL AND    APPRECIATION
                   INCOME          GAIN       OTHER LOSSES    (DEPRECIATION)
                -------------  -------------  ------------    --------------
Series A ......  $   554,691            --    $ (24,392,120)  $  85,887,213
Series B ......      241,158            --     (339,587,784)     56,161,571
Series E ......    1,373,892            --      (13,741,383)      2,475,831
Series G ......           --            --      (18,198,661)      2,484,552
Series H ......       33,831            --      (11,299,028)     (1,409,345)
Series J ......           --            --      (27,476,372)     88,160,260
Series N ......      456,219            --       (4,479,058)      8,789,071
Series O ......      342,799            --           (7,663)     10,510,881
Series P ......      538,944            --       (4,282,279)      2,692,001
Series Q ......           --       615,609               --      19,794,272
Series S ......       51,114            --       (7,699,011)      6,135,917
Series V ......    1,857,327     4,235,182               --      55,900,288
Series W ......       13,839            --      (10,113,301)      4,628,886
Series X ......           --            --      (49,516,086)     15,534,633
Series Z ......      369,498       147,385               --          99,148

         The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, passive foreign investment companies and certain securities that were appreciated at January 1, 2001.

         The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to the fiscal year ended December 31, 2003 that qualified for the dividends received deduction, if any, for corporate shareholders in accordance with the provisions of the Internal Revenue code for each series was as follows:

Series A .... 100%
Series B .... 100%
Series H .... 100%
Series N ....   6%
Series O .... 100%
Series P ....   1%
Series S .... 100%
Series V ....  77%
Series W .... 100%
Series Z ....   2%

         For federal income tax purposes, Series O, Q and V hereby designate $1,474,867, $482,995 and $2,889,214 respectively as capital gain dividends for the fiscal year ended December 31, 2003.

9. ACQUISITION OF SERIES I OF SBL FUND

         Pursuant to a plan of reorganization approved by the stockholders of Series I of SBL Fund, Series D of SBL Fund acquired all the net assets of Series I on October 3, 2003, which totalled $17,884,030. A total of 2,429,653 shares of Series I were exchanged for 2,893,567 shares of Series D immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Series I's net assets included $811,441 of unrealized appreciation, $217,611 of accumulated net investment income and $7,210,184 of accumulated realized loss on sale of investments. The aggregate net assets of Series D immediately before the acquisition totalled $360,601,773 and following the acquisition, the combined net assets of Series D totalled $378,485,803.

DECEMBER 31, 2003

10. ACQUISITION OF SERIES T OF SBL FUND

         Pursuant to a plan of reorganization approved by the stockholders of Series T of SBL Fund, Series J of SBL Fund acquired all the net assets of Series T on October 3, 2003, which totalled $28,421,162. A total of 6,660,098 shares of Series T were exchanged for 1,234,851 shares of Series J immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Series T's net assets included $3,995,908 of unrealized appreciation, $16,703,007 of accumulated realized loss on sale of investments and $196,022 of net investment loss. The aggregate net assets of Series J immediately before the acquisition totalled $388,839,977 and following the acquisition, the combined net assets of Series J totalled $417,261,139.

REPORT OF INDEPENDENT AUDITORS

TO THE CONTRACTHOLDERS AND BOARD OF DIRECTORS
SBL FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SBL Fund (comprised of Series A, B, C, D, E, G, H, J, N, O, P, Q, S, V, W, X, Y and Z portfolios) (the Fund) as of December 31, 2003, and the related statements of operations for the period then ended, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Fund at December 31, 2003, and the results of their operations for the period then ended, and changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.

Kansas City, Missouri
February 6, 2004                                           /s/ ERNST & YOUNG LLP

SPECIAL STOCKHOLDERS MEETING (UNAUDITED)

A special meeting of the stockholders of Series I and Series T of SBL Fund was held on September 30, 2003. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters are set forth below:

                  (1) The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of SBL Fund, Series I ("International Series") by SBL Fund, Series D ("Global Series") solely in exchange for shares of the Global Series, followed by the complete liquidation of the International Series. The following votes were cast regarding this matter:

                      VOTES FOR  VOTES AGAINST/ABSTENTIONS
                      ---------  -------------------------
SBL Fund, Series I    2,477,779           99,515

                  (2) The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of SBL Fund, Series T ("Technology Series") by SBL Fund, Series J ("Mid Cap Growth Series") solely in exchange for shares of the Mid Cap Growth Series, followed by the complete liquidation of the Technology Series. The following votes were cast regarding this matter:

                      VOTES FOR  VOTES AGAINST/ABSTENTIONS
                      ---------  -------------------------
SBL Fund, Series T    6,254,436          576,495

DIRECTOR DISCLOSURE (UNAUDITED)
DECEMBER 31, 2003

                                                                                                                        NUMBER OF
                                                                                        PRINCIPAL                     PORTFOLIOS IN
            NAME,            POSITION(S)          TERM OF                              OCCUPATION(S)                  FUND COMPLEX
        ADDRESS AND           HELD WITH          OFFICE AND                           DURING THE PAST                  OVERSEEN BY
       DATE OF BIRTH          THE FUND      LENGTH OF TIME SERVED                         5 YEARS                     THE DIRECTOR
---------------------------  -----------  ------------------------  ------------------------------------------------  -------------
Donald A. Chubb, Jr.         Director**   1994 to present***        Business broker,                                        34
One Security Benefit Place                                          Griffith & Blair Realtors
Topeka, KS 66636-0001                                               Manager, Star Sign,Inc.
12/14/46

Penny A. Lumpkin             Director**   1993 to present***        President, Vivian's Gift Shop                           34
One Security Benefit Place                                          Vice President, Palmer Companies, Inc.
Topeka, KS 66636-0001                                               Vice President, Bellairre Shopping Center
08/20/39                                                            Partner, Goodwin Ent.
                                                                    Partner, PLB
                                                                    Partner, Town Crier
                                                                    Vice President and Treasurer, Palmer News, Inc.
                                                                    Vice President, M/S News, Inc.
                                                                    Secretary, Kansas City Periodicals

Mark L. Morris, Jr., D.V.M.  Director**   1991 to present***        Independent Investor, Morris Co.                        34
One Security Benefit Place                                          Partner, Mark Morris Associates
Topeka, KS 66636-0001
02/03/34

Maynard F. Oliverius         Director**   1998 to present***        President & CEO, Stormont Vail HealthCare               34
One Security Benefit Place
Topeka, KS 66636-0001
12/18/43

John D. Cleland              Chairman of  February 2000 to present  Sr. Vice President and Managing Member                  34
One Security Benefit Place     the Board  1991 to present***        Representative, Security Management Company, LLC
Topeka, KS 66636-0001        Director*                              Sr. Vice President, Security Benefit Group, Inc.
05/01/36                                                            Sr. Vice President, Security Benefit Life
                                                                    Insurance Co.
                                                                    Director & Vice President, Security
                                                                    Distributors, Inc.

James R. Schmank             President    February 2000 to present  President and Managing Member Representative,           34
One Security Benefit Place   Director*    1997 to present***        Security Management Company, LLC
Topeka, KS 66636-0001                                               Sr. Vice President, Security Benefit Group, Inc.
02/21/53                                                            Sr. Vice President, Security Benefit Life
                                                                    Insurance Co.
                                                                    Director, Security Distributors, Inc.

* These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

** These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Funds.

*** Term is until the next annual meeting, or until their successors shall have been duly elected and qualified.

The statement of additional information ("SAI") includes additional information about the Fund Directors and is available upon request without charge by calling 1-800-888-2461.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, Chairman of the Board
James R. Schmank, President
Mark Lamb, Vice President
Mark Mitchell, Vice President
Terry A. Milberger, Vice President
Cindy L. Shields, Vice President
Steven M. Bowser, Vice President
James P. Schier, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood,Treasurer

This report is submitted for the general information of the contractholders investing in the Fund. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus of the Fund which contains details concerning sales charges and other pertinent information.

                                                                   PRESORTED
[SECURITY DISTRIBUTORS, INC. LOGO]                                  STANDARD
                                                                US POSTAGE PAID
One Security Benefit Place                                        PERMIT #3602
Topeka, KS 66636-0001                                           BERWYN, IL 60402

ITEM 2.       CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant's code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is "independent" for purposes of this item.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $259,000 in 2002 and $241,000 in 2003.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,000 in 2002 and $8,000 in 2003. These services consisted of a review of the Registrant's semi-annual financial statements and the mergers of Series I into Series D and of Series T into Series J of the Registrant.

       The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $0 in 2002 and $0 in 2003, which was 0% and 0%, respectively, of the Registrant's audit fees.(1)

       ----------

       (1)Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the information here represents only fees for pre-approved non-audit services rendered after May 6, 2003, to Service Affiliates.

(c) Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $28,000 in 2002 and $23,000 in 2003. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

       The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2002 and $0 in 2003, which was 0% and 0%, respectively, of the Registrant's audit fees.(2)

       ----------

       (2)Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve Tax Services. Therefore, the information here represents only fees for pre-approved Tax Services rendered after May 6, 2003, to Service Affiliates.

(d) All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2002 and $0 in 2003.

       The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2002 and $0 in 2003, which was 0% and 0%, respectively, of the Registrant's audit fees.(3)

       ----------

       (3)Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve these services. Therefore, the information here represents only fees for pre-approved services rendered after May 6, 2003, to Service Affiliates.

(e)    (1)    Audit Committee Pre-Approval Policies and Procedures. The
              Registrant's Audit Committee has established policies and procedures for pre-approval of the auditor's engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence as specified in applicable rules.

(e)    (2)    Percentage of Non-Audit Services Approved under (c)(7)(i)(C).
              The percentage of the services described in each of (b) through
              (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph
              (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 1.84%, 0% and 0%, respectively.

(f)    Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $309,450 in 2002 and $71,600 in 2003.

(h) Auditor Independence. The Registrant's Audit Committee was provided with information relating to the provision of non-audit services by E&Y to SMC (and SMC affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining E&Y's independence.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.       RESERVED.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.       RESERVED.



ITEM 9.       CONTROLS AND PROCEDURES.

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.      EXHIBITS.

(a)    (1)    Code of Ethics pursuant to Item 2 above.

       (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     SBL FUND

                                     By:      JAMES R. SCHMANK
                                              ------------------------------
                                              James R. Schmank, President

                                     Date:    March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                     By:      JAMES R. SCHMANK
                                              ------------------------------
                                              James R. Schmank, President

                                     Date:    March 5, 2004


                                     By:      BRENDA M. HARWOOD
                                              ------------------------------
                                              Brenda M. Harwood, Treasurer

                                     Date:    March 5, 2004